UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

 (Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

 222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	February 26, 2014 Annual Reports transmitted to shareholders.

December 31, 2013
William Blair Funds Annual Report

December 31, 2013	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2013

PERFORMANCE AS OF DECEMBER 31, 2013—CLASS N SHARES (Unaudited)

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3yr	5 yr	inception)	Date	Rating
Growth Fund
Class N	35.00	15.26	19.39	8.54	3/20/1946	****
Morningstar Large Growth	33.92	14.88	19.01	7.60		Among 1,486
Russell 3000® Growth	34.23	16.47	20.56	7.95		Large Growth Funds
S&P 500	32.39	16.18	17.94	7.41

Large Cap Growth Fund
Class N	33.00	14.88	18.26	6.20	12/27/1999	***
Morningstar Large Growth	33.92	14.88	19.01	7.60		Among 1,486
Russell 1000® Growth	33.48	16.45	20.39	7.83		Large Growth Funds

Large Cap Value Fund
Class N	33.23	—	—	22.33	10/24/2011	Not rated.
Morningstar Large Value	31.21	—	—	—
Russell 1000® Value	32.53	—	—	23.35

Mid Cap Growth Fund
Class N	28.77	13.23	19.62	8.57	2/1/2006	***
Morningstar Mid-Cap Growth	34.93	14.09	20.80	—		Among 638
Russell Midcap® Growth	35.74	15.63	23.37	8.07		Mid-Cap Growth Funds

Mid Cap Value Fund
Class N	31.46	14.15	—	13.89	5/3/2010	***
Morningstar Mid-Cap Value	35.14	14.82	—	—		Among 364
Russell Midcap® Value	33.46	15.97	—	15.04		Mid-Cap Value Funds

Small-Mid Cap Growth Fund
Class N	41.49	16.55	22.81	10.42	12/29/2003	****
Morningstar Mid-Cap Growth	34.93	14.09	20.80	9.01		Among 638
Russell 2500TM Growth	40.65	17.15	24.03	10.11		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	36.29	—	—	25.61	12/15/2011	Not rated.
Morningstar Mid-Cap Value	36.22	—	—	—
Russell 2500TM Value	33.32	—	—	27.96

Small Cap Growth Fund
Class N	52.76	16.09	25.24	8.94	12/27/1999	***
Morningstar Small Growth	40.91	15.83	22.16	9.15		Among 630
Russell 2000® Growth	43.30	16.82	22.58	9.41		Small Growth Funds

Small Cap Value Fund
Class N	38.91	13.29	19.17	8.73	12/23/1996	***
Morningstar Small Value	36.22	14.22	20.36	9.25		Among 309
Russell 2000® Value	34.52	14.49	17.64	8.61		Small Value Funds

Global Leaders Fund
Class N	20.86	11.01	18.30	2.37	10/15/2007	****
Morningstar World Stock	25.19	10.38	15.72	—		Among 797
MSCI All Country World IMI (net)	23.55	9.82	15.62	2.11		World Stock Funds

Global Small Cap Growth Fund
Class N	—	—	—	24.75	4/10/2013	Not rated.
Morningstar World Stock	—	—	—	—
MSCI All Country World Small Cap (net)	—	—	—	19.17

December 31, 2013	William Blair Funds	3

PERFORMANCE AS OF DECEMBER 31, 2013—CLASS N SHARES (Unaudited)—CONTINUED

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3yr	5 yr	inception)	Date	Rating

International Leaders Fund
Class N	18.75	—	—	19.92	8/16/2012	Not rated.
Morningstar Foreign Large Growth	18.58	—	—	—
MSCI All Country World Ex-U.S. IMI (net)	15.82	—	—	18.90

International Equity Fund
Class N	19.47	6.96	12.49	5.52	5/24/2004	***
Morningstar Foreign Large Growth	18.58	7.27	13.70	—		Among 247
MSCI World Ex-U.S. (net)	21.02	7.34	12.49	7.45		Foreign Large Growth Funds

International Growth Fund
Class N	18.57	7.83	16.46	7.90	10/1/1992	***
Morningstar Foreign Large Growth	18.58	7.27	13.70	7.02		Among 247
MSCI All Country World Ex-U.S. IMI (net)	15.82	5.12	13.46	7.91		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	25.80	10.09	21.41	8.38	11/1/2005	****
Morningstar Foreign Small/Mid Growth	26.61	10.10	20.34	—		Among 121
MSCI All Country World Ex-U.S. Small Cap (net)	19.73	4.97	18.73	7.59		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	(0.74)	(1.31)	—	3.59	5/3/2010	****
Morningstar Diversified Emerging Markets	(0.14)	(1.79)		—		Among 399 Diversified Emerging Markets Funds
MSCI Emerging Markets Index (net)	(2.60)	(2.06)	—	2.36
MSCI Emerging Markets Large Cap (net)	(2.55)	(1.86)	—	2.46

Emerging Markets Growth Fund
Class N	1.05	0.29	16.70	9.89	6/6/2005	****
Morningstar Diversified Emerging Markets	(0.14)	(1.79)	14.21	—		Among 399 Diversified Emerging Markets Funds
MSCI Emerging Markets IMI (net)	(2.20)	(2.23)	15.36	9.81

Emerging Markets Small Cap Growth Fund
Class N	16.42	—	—	21.10	10/24/2011	Not rated.
Morningstar Diversified Emerging Markets	(0.14)	—	—	—
MSCI Emerging Markets Small Cap (net)	1.04	—	—	6.88

Bond Fund
Class N	(1.37)	4.70	6.58	5.68	5/1/2007	***
Morningstar Intermediate-Term Bond	(1.42)	3.64	6.31	—		Among 946
Barclays U.S. Aggregate Bond	(2.02)	3.26	4.44	4.85		Intermediate-Term Bond Funds

4	Annual Report	December 31, 2013

PERFORMANCE AS OF DECEMBER 31, 2013—CLASS N SHARES (Unaudited)—CONTINUED

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3yr	5 yr	inception)	Date	Rating

Income Fund
Class N	(1.61)	3.15	5.04	3.21	10/1/1990	***
Morningstar Short-term Bond	0.45	1.96	3.93	2.95		Among 394
Barclays Capital Intermediate Govt./Credit Bond	(0.86)	2.91	3.96	4.09		Short-Term Bond Funds

Low Duration Fund
Class N	(0.62)	1.30	—	1.26	12/1/2009	****
Morningstar Ultra Short Bond	0.49	0.95	—	—		Among 94
Bank of America Merrill Lynch 1-Year U.S. Treasury Note	0.26	0.35	—	0.42		Ultrashort Bond Funds

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar Ratings™ are as of 12/31/2013 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ***/***/**** and Large Cap Growth Fund ***/***/**, out of 1,486/1,303/903 large growth funds; Small Cap Growth Fund ***/****/**, out of 630/554/367 small growth funds; Mid Cap Growth Fund ***/***/NA and Small-Mid Cap Growth Fund ****/****/**** out of 638/548/416 mid cap growth funds; Global Leaders Fund ***/****/NA out of 797/638/NA world stocks; International Growth Fund ***/****/*** and International Equity Fund ***/***/NA out of 247/215/119 foreign large growth funds; International Small Cap Growth Fund ***/****/NA out of 121/89/NA foreign small/mid growth funds; Emerging Markets Growth Fund ****/****/NA and Emerging Leaders Growth Fund ****/****/NA, out of 399/315/NA diversified emerging markets funds; Mid Cap Value Fund ***/NA/NA, out of 364/NA/NA mid-cap value funds; Small Cap Value Fund ***/***/*** out of 309/257/157 small value funds; Income Fund ****/****/*** out of 394/344/240 short-term bond funds; Bond Fund ****/***/NA out of 946/805/NA intermediate-term bond funds; Low Duration Fund ****/NA/NA out of 94/NA/NA ultrashort bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2013	William Blair Funds	5

GROWTH FUND The Growth Fund seeks long-term capital appreciation. AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 35.00% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 34.23%.

Market Review

Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year due in part to solid economic and corporate performance. In the U.S., an improving housing market and better employment data, as well as strong corporate profitability, provided a basis for equity market advances. Economic stabilization in Europe and recovery in Japan supported the market’s advance as well. Importantly, equity performance this year benefitted from an expanded market valuation multiple. This was driven by lower perceived global systematic risk among investors relative to the elevated risk levels equity prices had been discounting in the years following the 2008 financial crisis.

Returns followed a steady upward trajectory with the exception of two relatively brief corrections. The first came in June following the Federal Reserve’s announcement of an eventual slowdown in monetary easing, or “tapering” of asset purchases. The second came in August as the conflict in Syria weighed on investor sentiment and an uptick in longer-term interest rates caused a deceleration in the pace of U.S. housing market improvement.

The fourth quarter began with the U.S. government in a partial shutdown, but with an agreement to end the fiscal stalemate, the market continued to advance and returned its focus to company fundamentals and monetary policy. In December, the Federal Reserve announced it would begin tapering asset purchases in January 2014. Reinforced by improved employment data, the market interpreted this as a positive signal for the sustainability of economic expansion. It also removed a level of monetary policy uncertainty, paving the way for a strong finish for the equity market in 2013.

Portfolio Results

The Fund’s 2013 outperformance relative to the Index was driven by positive stock picks and style tailwinds. Our higher growth and smaller market cap biases were rewarded during the calendar year. Beginning in the second half of 2012 and continuing into 2013, the waning concern over global systematic risk reduced investor appetite for the perceived safety of mega cap, slower growing, higher dividend-yielding stocks. Said differently, as correlations have fallen and investors have better balanced long-term fundamentals with valuation, our style of investing has benefitted over the last 18 months. On the stock selection front, the two largest contributors to relative return were Information Technology stocks, Pandora Media and MasterCard. Stock selection was also strong in Financials due in part to strong performances by Intercontinental Exchange and Encore Capital Group. Gilead Sciences within Health Care and Green Mountain Coffee Roasters within Consumer Staples were other top contributors to the Fund’s relative outperformance. On the downside, stock selection in Health Care, including HMS Holdings, NxStage Medical, and Haemonetics, was the largest detractor on a sector basis. SolarWinds, eBay, and Citrix Systems within Information Technology also weighed on relative results.

6	Annual Report	December 31, 2013

Outlook

Looking forward, on various levels, the U.S. economy closed 2013 with a degree of strength which bodes well for 2014. The passing of the fiscal drag that constrained growth in 2013, a gradually improving labor market, and a sustained housing market recovery should support growth in the coming year. Other potential growth drivers include cash-rich corporations poised to increase spending after a prolonged period of underinvestment and wealthier consumers, via increases in asset and home prices. Outside of the U.S., the outlooks for Europe, China, and Japan appear stable to improving. A period of synchronized global economic expansion would be a welcome change from the past few years and would be positive for U.S. corporate profitability. Potential headwinds that could slow domestic momentum include subdued wage growth and higher medical insurance costs, which could limit consumer contributions to growth, as well as the absence of a recovery in corporate spending.

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery remains on track. The Federal Reserve has laid out preliminary plans for tapering, and steady reductions in asset purchases would reinforce the notion that economic expansion is self-sustaining, but the pace of tapering and management of expectations will be critical to limiting market volatility. As corporate profit margins remain high, further earnings growth will largely be a function of revenue growth, broadly speaking. While a tailwind from accelerating GDP growth would be helpful in this regard, we continue to look for companies with company-specific revenue and margin drivers. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples near or just above their long-term average levels. However, current valuations may be justified given reduced global systematic risk, below average inflation, strong corporate balance sheets and cash flow, and higher earnings growth as we move through the economic cycle.

While macro variables and the consideration of various economic scenarios provide important context for stock selection, our bottom-up perspective allows us to focus our time on identifying and constructing a portfolio of high quality businesses that we believe can sustain outsized earnings growth over the long term.

December 31, 2013	William Blair Funds	7

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	3 Year	5 Year	10 Year
Class N	35.00%	15.26%	19.39%	8.54%
Class I	35.43	15.64	19.76	8.87
Russell 3000® Growth Index	34.23	16.47	20.56	7.95
S&P 500	32.39	16.18	17.94	7.41

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

8	Annual Report	December 31, 2013

Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—33.2%
*	Akamai Technologies, Inc.	281,800	$13,295
	Apple, Inc.	41,685	23,390
*	Cognizant Technology Solutions Corporation	282,400	28,517
*	eBay, Inc.	502,800	27,599
	FactSet Research Systems, Inc.	57,700	6,265
*	Genpact, Ltd.†	1,161,915	21,344
*	Google, Inc.	48,805	54,696
*	Guidewire Software, Inc.	85,429	4,192
*	IPG Photonics Corporation	134,200	10,415
	Mastercard, Inc.	54,900	45,867
*	Pandora Media, Inc.	553,783	14,731
	QUALCOMM, Inc.	303,040	22,501
*	RealPage, Inc.	323,393	7,561
*	Red Hat, Inc.	255,606	14,324
*	SolarWinds, Inc.	240,500	9,098
			303,795

	Industrials—17.5%
	Canadian Pacific Railway, Ltd.†	113,600	17,190
	Equifax, Inc.	268,400	18,544
	Fastenal Co.	345,558	16,417
	Fortune Brands Home & Security, Inc.	150,538	6,880
*	Jacobs Engineering Group, Inc.	323,456	20,374
	Precision Castparts Corporation	111,700	30,081
*	RPX Corporation	270,200	4,566
*	Stericycle, Inc.	134,200	15,590
	TransDigm Group, Inc.	115,980	18,675
*	Trimas Corporation	288,537	11,510
			159,827

	Health Care—14.2%
	Allergan, Inc.	225,300	25,026
*	Catamaran Corporation†	307,009	14,577
*	Gilead Sciences, Inc.	405,670	30,486
*	HMS Holdings Corporation	295,662	6,720
*	IDEXX Laboratories, Inc.	162,118	17,245
*	NxStage Medical, Inc.	614,861	6,149
	Perrigo Co.	151,800	23,295
*	Team Health Holdings, Inc.	145,497	6,627
			130,125

	Consumer Discretionary—13.9%
*	Amazon.com, Inc.	57,100	22,771
	BorgWarner, Inc.	164,000	9,169
	Harley-Davidson, Inc.	251,999	17,449
	Lowe’s Cos., Inc.	459,700	22,778
*	Sally Beauty Holdings, Inc.	418,400	12,648
	VF Corporation	314,600	19,612
	Williams-Sonoma, Inc.	169,400	9,873
	Yum! Brands, Inc.	165,800	12,536
			126,836
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Consumer Staples—8.5%
	Church & Dwight Co., Inc.	153,000	$10,141
	Costco Wholesale Corporation	269,000	32,014
*	Green Mountain Coffee Roasters, Inc.	170,000	12,848
	Mead Johnson Nutrition Co.	276,900	23,193
			78,196

	Financials—5.3%
*	Encore Capital Group, Inc.	294,121	14,783
	IntercontinentalExchange Group, Inc.	92,000	20,693
	LPL Financial Holdings, Inc.	284,100	13,361
			48,837

	Energy—3.7%
	Noble Energy, Inc.	152,400	10,380
	Pioneer Natural Resources Co.	26,100	4,804
	Schlumberger, Ltd.†	205,300	18,500
			33,684

	Materials—2.8%
	Airgas, Inc.	115,400	12,908
	Ecolab, Inc.	121,420	12,660
			25,568
	Total Common Stocks—99.1% (cost $628,427)		906,868

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $12,656, collateralized by FNMA, 2.360%, due 12/14/22	$12,656	12,656

	Total Repurchase Agreement—1.4% (cost $12,656)		12,656

	Total Investments—100.5% (cost $641,083)		919,524
	Liabilities, plus cash and other assets—(0.5)%		(4,973)
	Net assets—100.0%		$914,551

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	9

LARGE CAP GROWTH FUND The Large Cap Growth Fund seeks long-term capital appreciation. AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 33.00% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 33.48%.

Market Review

Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year due in part to solid economic and corporate performance. In the U.S., an improving housing market and better employment data, as well as strong corporate profitability, provided a basis for equity market advances. Economic stabilization in Europe and recovery in Japan supported the market’s advance as well. Importantly, equity performance this year benefitted from an expanded market valuation multiple. This was driven by lower perceived global systematic risk among investors relative to the elevated risk levels equity prices had been discounting in the years following the 2008 financial crisis.

Returns followed a steady upward trajectory with the exception of two relatively brief corrections. The first came in June following the Federal Reserve’s announcement of an eventual slowdown in monetary easing, or “tapering” of asset purchases. The second came in August as the conflict in Syria weighed on investor sentiment and an uptick in longer-term interest rates caused a deceleration in the pace of U.S. housing market improvement.

The fourth quarter began with the U.S. government in a partial shutdown, but when an agreement to end the fiscal stalemate materialized, the market continued to advance and returned its focus to company fundamentals and monetary policy. In December, the Federal Reserve announced it would begin tapering asset purchases in January 2014. Reinforced by improved economic data, the market interpreted this as a positive signal for the sustainability of economic expansion. It also removed a level of monetary policy uncertainty, paving the way for a strong finish for the equity market in 2013.

Portfolio Results

For 2013, the Fund’s slight underperformance relative to the Index was due primarily to stock selection. Two of the largest detractors from performance, Citrix Systems and Apple, came from within the Information Technology sector. Positions in Home Depot (Consumer Discretionary), Monsanto Company (Materials), and SBA Communications (Telecommunications Services) also weighed on relative results. On the upside, Gilead Sciences (Health Care), Green Mountain Coffee Roasters (Consumer Staples), and MasterCard (Information Technology) were the largest contributors to relative return. Positioning within the Financials sector also added value as an investment in Affiliated Managers Group, as well as our typical underweight allocation to REITs, benefitted performance. From a style perspective, our typical bias to higher growth, lower dividend yielding stocks was beneficial as those segments of the market outperformed during the year.

Outlook

Looking forward, on various levels, the U.S. economy closed 2013 with a degree of strength which bodes well for 2014. The passing of the fiscal drag that constrained growth in 2013, a gradually improving labor market, and a sustained housing market recovery should support growth this year. Other potential growth drivers include cash-rich corporations poised to increase spending after a prolonged period of underinvestment and wealthier consumers, via

10	Annual Report	December 31, 2013

increases in asset and home prices. Outside of the U.S., the outlook for Europe appears to be stabilizing and for Japan seems to be improving. A period of synchronized global economic expansion would be a welcome change from the past few years and would be positive for U.S. corporate profitability. Potential headwinds that could slow domestic momentum include subdued wage growth and higher medical insurance costs, which could limit consumer contributions to growth, as well as the absence of a recovery in corporate spending.

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery remains on track. The Federal Reserve has laid out preliminary plans for tapering, and steady reductions in asset purchases would reinforce the notion that economic expansion is self-sustaining, but the pace of tapering and management of expectations will be critical to limiting market volatility. As corporate profit margins remain high, further earnings growth will largely be a function of revenue growth, broadly speaking. While a tailwind from accelerating GDP growth would be helpful in this regard, we continue to look for companies with company-specific revenue and margin drivers. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples higher. However, current valuations may be justified given reduced global systematic risk, below average inflation, strong corporate balance sheets and cash flow, and higher earnings growth as we move through the economic cycle.

While macro variables and the consideration of various economic scenarios provide important context for stock selection, our bottom-up perspective allows us to focus our time on identifying and constructing a portfolio of high quality businesses that we believe can sustain outsized earnings growth over the long term.

December 31, 2013	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	3 Year	5 Year	10 Year
Class N	33.00%	14.88%	18.26%	6.20%
Class I	33.24	15.14	18.55	6.43
Russell 1000® Growth Index	33.48	16.45	20.39	7.83

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2013

Large Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—32.2%
*	Akamai Technologies, Inc.	13,350	$630
	Apple, Inc.	4,375	2,455
*	Citrix Systems, Inc.	22,560	1,427
*	Cognizant Technology Solutions Corporation	17,430	1,760
*	Gartner, Inc.	12,330	876
*	Google, Inc.	2,385	2,673
	Mastercard, Inc.	2,550	2,130
	QUALCOMM, Inc.	15,885	1,179
*	Red Hat, Inc.	19,400	1,087
	Texas Instruments, Inc.	10,350	455
*	Trimble Navigation, Ltd.	14,310	497
			15,169

	Consumer Discretionary—15.8%
	BorgWarner, Inc.	8,450	473
*	Dollar General Corporation	22,220	1,340
	Harley-Davidson, Inc.	14,460	1,001
*	O’Reilly Automotive, Inc.	11,000	1,416
*	priceline.com, Inc.	656	763
	Starbucks Corporation	12,060	945
	The Home Depot, Inc.	18,570	1,529
			7,467

	Industrials—13.2%
	Equifax, Inc.	14,530	1,004
	Precision Castparts Corporation	4,360	1,174
*	Stericycle, Inc.	7,230	840
	The Boeing Co.	9,170	1,251
	Union Pacific Corporation	11,570	1,944
			6,213

	Health Care—12.2%
	Allergan, Inc.	10,505	1,167
*	Gilead Sciences, Inc.	26,900	2,021
*	IDEXX Laboratories, Inc.	12,970	1,380
	Perrigo Co.	7,880	1,209
			5,777

	Consumer Staples—7.8%
	Colgate-Palmolive Co.	15,560	1,015
*	Green Mountain Coffee Roasters, Inc.	21,690	1,639
	Mead Johnson Nutrition Co.	12,180	1,020
			3,674

	Financials—7.7%
*	Affiliated Managers Group, Inc.	4,150	900
	Citigroup, Inc.	25,070	1,306
	JPMorgan Chase & Co.	24,540	1,435
			3,641
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Energy—4.4%
*	Antero Resources Corporation	3,470	$220
	Noble Energy, Inc.	11,910	811
	Schlumberger, Ltd.†	11,400	1,028
			2,059

	Materials—4.3%
	Monsanto Co.	9,130	1,064
	Praxair, Inc.	7,415	964
			2,028

	Telecommunication Services—0.7%
*	SBA Communications Corporation	3,880	349

	Total Common Stocks—98.3% (cost $34,875)		46,377

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $379, collateralized by FHLB, 3.500%, due 3/4/33	$379	379

	Total Repurchase Agreement—0.8% (cost $379)		379

	Total Investments—99.1% (cost $35,254)		46,756
	Cash and other assets, less liabilities—0.9%		435
	Net assets—100.0%		$47,191

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	13

LARGE CAP VALUE FUND

The Large Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David F. Hone

The William Blair Large Cap Value Fund (Class N shares) posted a 33.23% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Russell 1000® Value Index (the “Index”), increased 32.53%.

Market Review

Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year as a result of solid economic and corporate performance. Notably in the U.S., an improving housing market, better employment data, and strong corporate profitability provided a basis for equity market advances. Stabilization and recovery in Europe and Japan supported the market’s advance as well.

Returns followed a steady upward trajectory with the exception of two relatively brief corrections. The first came in June following the Federal Reserve’s announcement of an eventual slowdown in monetary easing, or “tapering” of asset purchases. The second came in August as the conflict in Syria weighed on investor sentiment and an uptick in longer-term interest rates caused a deceleration in the pace of U.S. housing market improvement.

The fourth quarter began with the U.S. government in a partial shutdown, but with an agreement to end the fiscal stalemate, the market continued to advance and returned its focus to company fundamentals and monetary policy. In December, the Federal Reserve announced it would begin tapering asset purchases in January 2014. Reinforced by improved employment data, the market interpreted this as a positive signal for the sustainability of economic expansion. It also removed a level of monetary policy uncertainty, paving the way for a strong finish for the equity market in 2013.

Portfolio Results

2013 proved to be a strong year for the market as every sector in the Russell 1000® Value Index generated double-digit returns; over half of the sectors were able to garner returns in excess of 30%. Even in the face of broad-based, robust market returns, the Fund was able to outperform relative to the Index in 2013 as stock selection drove performance. Financials, Materials, and Utilities were the most significant contributors to relative performance. Technology was the best performing sector in the market and was also the largest detractor from relative performance. Cash was also a meaningful detractor from performance during the year given the strong market returns. From a style perspective, growth factors and an underweight in the highest dividend yielding stocks provided tailwinds for the Fund. Looking specifically at stock selection, the largest contributors to performance were Lincoln National (Financials), Hewlett-Packard (Technology), and Sprint (Telecom). The largest detractors for the year were Exxon Mobil (Energy), Cisco Systems (Technology), and American Tower Corporation (Financials).

Outlook

On various levels, the U.S. economy is showing a degree of strength which bodes well for 2014. The passing of the fiscal drag that constrained growth in 2013, a gradually improving labor market, and a sustained housing market recovery should support growth in the coming year. Other potential growth drivers include cash-rich corporations poised to increase spending after a prolonged period of underinvestment and wealthier consumers, via increases in asset and home prices. Outside the U.S., the outlooks for Europe, China, and Japan appear favorable. Broadly stronger economic activity associated with a synchronization of global growth into

14	Annual Report	December 31, 2013

2014 would be positive for U.S. corporations and profitability. Potential headwinds that could slow domestic momentum include subdued wage growth and higher medical insurance costs, which could limit consumer contributions to growth, as well as the absence of a recovery in corporate spending.

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery is sustainable. The Federal Reserve has laid out preliminary plans for tapering, and steady reductions in asset purchases would reinforce the notion that economic expansion is self-sustaining, but the pace of tapering and management of expectations will be critical to limiting market volatility. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples near their long-term average levels. However, we believe current valuations are justified given below average inflation, strong corporate balance sheets, cash flow, and higher growth as we move through the economic cycle.

Our focus remains on fundamental analysis to identify quality companies that are temporarily out of favor with investors but have prospects for longer-term growth reacceleration. Over time, we believe investors can benefit from attractive value creation as these companies return toward historical growth trends and investor sentiment improves.

December 31, 2013	William Blair Funds	15

Large Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	Since Inception(a)
Class N	33.23%	22.33%
Class I	33.47	22.61
Russell 1000® Value Index	32.53	23.35

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

16	Annual Report	December 31, 2013

Large Cap Value Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—26.3%
	American International Group, Inc.	1,965	$100
	American Tower Corporation	976	78
	Bank of America Corporation	7,921	123
*	CBRE Group, Inc. Class “A”	2,383	63
	Citigroup, Inc.	2,830	147
	CNA Financial Corporation	947	41
	Discover Financial Services	1,068	60
	JPMorgan Chase & Co.	2,547	149
	Lazard, Ltd. Class “A”†	1,667	76
	Lincoln National Corporation	1,829	94
	Morgan Stanley	3,201	100
	Regions Financial Corporation	6,192	61
	State Street Corporation	949	70
	SunTrust Banks, Inc.	1,916	71
	The Allstate Corporation	913	50
	Zions Bancorporation	2,087	62
			1,345

	Energy—13.0%
	Anadarko Petroleum Corporation	485	39
	Apache Corporation	597	51
	Baker Hughes, Inc.	1,070	59
	Chevron Corporation	915	114
	Devon Energy Corporation	1,073	67
	Exxon Mobil Corporation	1,652	167
	Hess Corporation	495	41
	Occidental Petroleum Corporation	879	84
*	Southwestern Energy Co.	1,153	45
			667

	Information Technology—12.5%
*	Adobe Systems, Inc.	901	54
	Broadcom Corporation Class “A”	2,085	62
	Cisco Systems, Inc.	3,979	89
*	Citrix Systems, Inc.	735	46
	Corning, Inc.	3,941	70
	Hewlett-Packard Co.	3,220	90
	Intel Corporation	1,662	43
	Microsoft Corporation	1,063	40
	NetApp, Inc.	1,188	49
	Symantec Corporation	1,684	40
*	VeriFone Systems, Inc.	2,016	54
			637

	Health Care—11.2%
	Baxter International, Inc.	828	58
*	Boston Scientific Corporation	3,742	45
	Cardinal Health, Inc.	941	63
*	Express Scripts Holding Co.	780	55
	Merck & Co., Inc.	1,855	93
	Pfizer, Inc.	3,651	112
	UnitedHealth Group, Inc.	1,056	79
	Zimmer Holdings, Inc.	756	70
			575

	Issuer	Shares	Value

	Common Stocks—(continued)

	Industrials—11.0%
	General Electric Co.	4,653	$131
	Kansas City Southern	455	56
*	Navistar International Corporation	755	29
	SPX Corporation	685	68
	Textron, Inc.	2,540	93
	The ADT Corporation	1,313	53
	The Boeing Co.	424	58
	The Manitowoc Co., Inc.	1,440	34
	Union Pacific Corporation	232	39
			561

	Consumer Discretionary—7.4%
*	Big Lots, Inc.	830	27
	Brunswick Corporation	1,458	67
	Coach, Inc.	653	36
*	General Motors Co.	1,854	76
	Kohl’s Corporation	842	48
	Lear Corporation	444	36
*	MGM Resorts International	2,197	52
	Time Warner Cable, Inc.	280	38
			380

	Consumer Staples—5.6%
	General Mills, Inc.	1,060	53
	Philip Morris International, Inc.	787	68
	The Procter & Gamble Co.	1,119	91
	Walgreen Co.	1,252	72
			284

	Materials—4.2%
	Alcoa, Inc.	6,114	65
	Cliffs Natural Resources, Inc.	840	22
*	Owens-Illinois, Inc.	2,078	74
	Rockwood Holdings, Inc.	721	52
			213

	Utilities—3.9%
	CMS Energy Corporation	2,343	63
	NextEra Energy, Inc.	843	72
	Wisconsin Energy Corporation	1,503	62
			197

	Telecommunication Services—3.5%
	AT&T, Inc.	2,002	71
	CenturyLink, Inc.	1,040	33
*	Sprint Corporation	6,908	74
			178

	Total Common Stocks—98.6% (cost $4,022)		5,037

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	17

Large Cap Value Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	Value
Total Investments—98.6% (cost $4,022)	$5,037
Cash and other assets, less liabilities—1.4%	70
Net assets—100.0%	$5,107

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

18	Annual Report	December 31, 2013

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 28.77% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 35.74%.

Market Review

Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year due in part to solid economic and corporate performance. In the U.S., an improving housing market and better employment data, as well as strong corporate profitability, provided a basis for equity market advances. Economic stabilization in Europe and recovery in Japan supported the market’s advance as well. Importantly, equity performance this year benefitted from an expanded market valuation multiple. This was driven by lower perceived global systematic risk among investors relative to the elevated risk levels equity prices had been discounting in the years following the 2008 financial crisis.

Returns followed a steady upward trajectory with the exception of two relatively brief corrections. The first came in June following the Federal Reserve’s announcement of an eventual slowdown in monetary easing, or “tapering” of asset purchases. The second came in August as the conflict in Syria weighed on investor sentiment and an uptick in longer-term interest rates caused a deceleration in the pace of U.S. housing market improvement.

The fourth quarter began with the U.S. government in a partial shutdown, but with an agreement to end the fiscal stalemate, the market continued to advance and returned its focus to company fundamentals and monetary policy. In December, the Federal Reserve announced it would begin tapering asset purchases in January 2014. Reinforced by improved employment data, the market interpreted this as a positive signal for the sustainability of economic expansion. It also removed a level of monetary policy uncertainty, paving the way for a strong finish for the equity market in 2013.

Portfolio Results

For 2013, the Fund’s underperformance relative to the Index can be attributed to a meaningful style headwind as well as unfavorable stock selection. From a style perspective, our underweight to lower valued stocks held back performance as the market’s preference for cheaper stocks, and the resulting outperformance of that market segment, was magnified over the full year period. In terms of stock selection, HMS Holdings (Health Care), SolarWinds (Information Technology) and Citrix Systems (Information Technology) were among the largest individual detractors. From a sector perspective, Consumer Discretionary had the largest negative impact on performance as positions in Lululemon Athletica and Select Comfort weighed on returns. On the upside, top contributors included Green Mountain Coffee Roasters (Consumer Staples), CoStar Group (Information Technology), and Pandora Media (Information Technology). Positioning within the Financials sector also added value as investments in LPL Investment Holdings and Affiliated Managers Group, as well as our typical underweight allocation to REITs, benefitted performance.

December 31, 2013	William Blair Funds	19

Outlook

Looking forward, on various levels, the U.S. economy closed 2013 with a degree of strength which bodes well for 2014. The passing of the fiscal drag that constrained growth in 2013, a gradually improving labor market, and a sustained housing market recovery should support growth this year. Other potential growth drivers include cash-rich corporations poised to increase spending after a prolonged period of underinvestment and wealthier consumers, via increases in asset and home prices. Outside of the U.S., the outlook for Europe appears to be stabilizing and for Japan seems to be improving. A period of synchronized global economic expansion would be a welcome change from the past few years and would be positive for U.S. corporate profitability. Potential headwinds that could slow domestic momentum include subdued wage growth and higher medical insurance costs, which could limit consumer contributions to growth, as well as the absence of a recovery in corporate spending.

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery remains on track. The Federal Reserve has laid out preliminary plans for tapering, and steady reductions in asset purchases would reinforce the notion that economic expansion is self-sustaining, but the pace of tapering and management of expectations will be critical to limiting market volatility. As corporate profit margins remain high, further earnings growth will largely be a function of revenue growth, broadly speaking. While a tailwind from accelerating GDP growth would be helpful in this regard, we continue to look for companies with company-specific revenue and margin drivers. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples higher. However, current valuations may be justified given reduced global systematic risk, below average inflation, strong corporate balance sheets and cash flow, and higher earnings growth as we move through the economic cycle.

While macro variables and the consideration of various economic scenarios provide important context for stock selection, our bottom-up perspective allows us to focus our time on identifying and constructing a portfolio of high quality businesses that we believe can sustain outsized earnings growth over the long term.

20	Annual Report	December 31, 2013

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	28.77%	13.23%	19.62%	8.57%
Class I	29.04	13.52	19.92	8.87
Russell Midcap® Growth Index	35.74	15.63	23.37	8.07

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	William Blair Funds	21

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—23.1%
*	Akamai Technologies, Inc.	183,210	$8,644
	Amphenol Corporation	71,560	6,382
*	Citrix Systems, Inc.	154,290	9,759
*	CoStar Group, Inc.	35,847	6,617
	FactSet Research Systems, Inc.	50,050	5,434
*	Gartner, Inc.	131,500	9,343
*	Genpact, Ltd.†	480,062	8,819
*	Guidewire Software, Inc.	160,990	7,900
*	IPG Photonics Corporation	91,330	7,088
*	NeuStar, Inc.	78,920	3,935
*	Pandora Media, Inc.	129,290	3,439
*	Red Hat, Inc.	83,340	4,670
*	Trimble Navigation, Ltd.	146,528	5,084
*	Vantiv, Inc.	143,360	4,675
*	VeriSign, Inc.	119,720	7,157
			98,946

	Consumer Discretionary—20.1%
*	Bed Bath & Beyond, Inc.	112,570	9,039
*	Chipotle Mexican Grill, Inc.	7,660	4,081
	Dick’s Sporting Goods, Inc.	229,649	13,343
*	Dollar General Corporation	174,915	10,551
*	Fossil Group, Inc.	64,130	7,692
	Harley-Davidson, Inc.	138,930	9,619
*	Lululemon Athletica, Inc.	128,490	7,585
*	O’Reilly Automotive, Inc.	94,480	12,160
*	Select Comfort Corporation	364,827	7,694
	Williams-Sonoma, Inc.	72,350	4,217
			85,981

	Industrials—18.8%
	AMETEK, Inc.	140,910	7,422
*	B/E Aerospace, Inc.	78,000	6,788
*	DigitalGlobe, Inc.	52,030	2,141
	Equifax, Inc.	156,570	10,817
	Fastenal Co.	138,582	6,584
	Fortune Brands Home & Security, Inc.	151,030	6,902
	Graco, Inc.	50,610	3,954
	J.B. Hunt Transport Services, Inc.	44,600	3,448
*	Jacobs Engineering Group, Inc.	151,350	9,534
*	Old Dominion Freight Line, Inc.	85,090	4,512
*	Stericycle, Inc.	86,290	10,024
	TransDigm Group, Inc.	50,250	8,091
			80,217

	Health Care—13.1%
*	BioMarin Pharmaceutical, Inc.	102,182	7,180
*	Catamaran Corporation†	83,150	3,948
	HealthSouth Corporation	128,868	4,294
*	HMS Holdings Corporation	445,644	10,130
*	IDEXX Laboratories, Inc.	97,098	10,328
	Perrigo Co.	56,930	8,737
*	Salix Pharmaceuticals, Ltd.	24,510	2,204
*	Sirona Dental Systems, Inc.	115,340	8,097
	Techne Corporation	11,651	1,103
			56,021
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Financials—7.1%
*	Affiliated Managers Group, Inc.	32,745	$7,102
	First Republic Bank	101,050	5,290
	LPL Financial Holdings, Inc.	204,003	9,594
*	Signature Bank	78,015	8,380
			30,366

	Consumer Staples—6.3%
	Church & Dwight Co., Inc.	65,470	4,339
*	Green Mountain Coffee Roasters, Inc.	136,756	10,336
	Mead Johnson Nutrition Co.	146,680	12,286
			26,961

	Materials—4.2%
	Airgas, Inc.	85,567	9,571
	Cytec Industries, Inc.	91,660	8,539
			18,110

	Energy—4.2%
*	FMC Technologies, Inc.	100,740	5,259
	Helmerich & Payne, Inc.	29,837	2,509
	Range Resources Corporation	68,320	5,760
*	Whiting Petroleum Corporation	69,030	4,271
			17,799

	Telecommunication Services—0.5%
*	SBA Communications Corporation	22,350	2,008

	Total Common Stocks—97.4% (cost $349,049)		416,409

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $16,095, collateralized by FNMA, 2.360%, due 12/14/22	$16,095	16,095

	Total Repurchase Agreement—3.7% (cost $16,095)		16,095

	Total Investments—101.1% (cost $365,144)		432,504

	Liabilities, plus cash and other assets—(1.1)%		(4,876)
	Net assets—100.0%		$427,628

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

22	Annual Report	December 31, 2013

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Mid Cap Value Fund (Class N shares) posted a 31.46% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), increased 33.46%.

Market Review

Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year as a result of solid economic and corporate performance. Notably in the U.S., an improving housing market, better employment data, and strong corporate profitability provided a basis for equity market advances. Stabilization and recovery in Europe and Japan supported the market’s advance as well.

Returns followed a steady upward trajectory with the exception of two relatively brief corrections. The first came in June following the Federal Reserve’s announcement of an eventual slowdown in monetary easing, or “tapering” of asset purchases. The second came in August as the conflict in Syria weighed on investor sentiment and an uptick in longer-term interest rates caused a deceleration in the pace of U.S. housing market improvement.

The fourth quarter began with the U.S. government in a partial shutdown, but with an agreement to end the fiscal stalemate, the market continued to advance and returned its focus to company fundamentals and monetary policy. In December, the Federal Reserve announced it would begin tapering asset purchases in January 2014. Reinforced by improved employment data, the market interpreted this as a positive signal for the sustainability of economic expansion. It also removed a level of monetary policy uncertainty, paving the way for a strong finish for the equity market in 2013.

Portfolio Results

2013 proved to be a strong year for the market as every sector in the Russell Midcap® Value Index generated double-digit returns; three were able to garner returns in excess of 45%. The Fund was not able to keep pace with the benchmark given the broad-based, robust market returns during the year. As expected, stock selection drove performance for the year. Energy and Financials were the most significant contributors to relative performance, but were not able to offset the negative relative performance from Technology and Health Care, which were the main sectors detracting from performance. Cash also weighed on performance during the year given the strong market returns. From a style perspective, an underweight to deep value stocks was a headwind for the Fund while growth factors and an underweight to the highest dividend yielding stocks provided tailwinds. Looking specifically at stock selection, the largest detractors for the year were American Campus Communities and Digital Realty Trust (both Financials), and Joy Global (Industrials). The largest contributors to performance were Towers Watson (Industrials), Pioneer Natural Resources (Energy), and Ameriprise Financial (Financials).

Outlook

On various levels, the U.S. economy is showing a degree of strength which bodes well for 2014. The passing of the fiscal drag that constrained growth in 2013, a gradually improving labor market, and a sustained housing market recovery should support growth in the coming year. Other potential growth drivers include cash-rich corporations poised to increase spending after a prolonged period of underinvestment and wealthier consumers, via increases in asset and home prices. Outside the U.S., the outlooks for Europe, China, and Japan appear favorable. Broadly stronger economic activity associated with a synchronization of global growth into

December 31, 2013	William Blair Funds	23

2014 would be positive for U.S. corporations and profitability. Potential headwinds that could slow domestic momentum include subdued wage growth and higher medical insurance costs, which could limit consumer contributions to growth, as well as the absence of a recovery in corporate spending.

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery is sustainable. The Federal Reserve has laid out preliminary plans for tapering, and steady reductions in asset purchases would reinforce the notion that economic expansion is self-sustaining, but the pace of tapering and management of expectations will be critical to limiting market volatility. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples near their long-term average levels. However, we believe current valuations are justified given below average inflation, strong corporate balance sheets, cash flow, and higher growth as we move through the economic cycle.

In the end, while we are cognizant of various economic scenarios and incorporate these into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. We believe building the Fund with these types of companies should produce solid investment results over the long term.

24	Annual Report	December 31, 2013

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	3 Year	Since Inception(a)
Class N	31.46%	14.15%	13.89%
Class I	31.82	14.37	14.15
Russell Midcap® Value Index	33.46	15.97	15.04

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	William Blair Funds	25

Mid Cap Value Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—30.4%
	Allied World Assurance Co. Holdings, Ltd.†	465	$53
	American Campus Communities, Inc.	1,445	47
	Ameriprise Financial, Inc.	805	93
	CIT Group, Inc.	1,215	63
	Comerica, Inc.	1,225	58
	DDR Corporation	2,415	37
	Digital Realty Trust, Inc.	565	28
	East West Bancorp, Inc.	1,640	57
	Essex Property Trust, Inc.	255	37
	Fifth Third Bancorp	2,870	60
*	Forest City Enterprises, Inc.	2,380	46
	General Growth Properties, Inc.	2,015	40
*	Genworth Financial, Inc.	3,828	59
	Hartford Financial Services Group, Inc.	2,540	92
	Host Hotels & Resorts, Inc.	2,685	52
	Marsh & McLennan Cos., Inc.	1,585	77
	Northern Trust Corporation	760	47
	Post Properties, Inc.	620	28
	Regions Financial Corporation	4,085	40
	SL Green Realty Corporation	690	64
	SunTrust Banks, Inc.	1,965	72
	Taubman Centers, Inc.	530	34
	The Hanover Insurance Group, Inc.	1,040	62
	Validus Holdings, Ltd.†	1,470	59
	Ventas, Inc.	885	51
			1,356

	Utilities—11.8%
	American Water Works Co., Inc.	1,480	63
	Cleco Corporation	980	46
	CMS Energy Corporation	2,005	54
	DTE Energy Co.	910	60
	Northeast Utilities	1,505	64
	Sempra Energy	730	65
	Southwest Gas Corporation	845	47
	Wisconsin Energy Corporation	1,565	65
	Xcel Energy, Inc.	2,325	65
			529

	Industrials—11.8%
	EMCOR Group, Inc.	995	42
	Generac Holdings, Inc.	1,055	60
	Hubbell, Inc.	610	66
	Masco Corporation	2,045	47
*	Old Dominion Freight Line, Inc.	920	49
	Pall Corporation	790	67
	Pentair, Ltd.†	930	72
	The ADT Corporation	1,575	64
	Towers Watson & Co.	460	59
			526

	Consumer Discretionary—11.3%
	Autoliv, Inc.	455	42
*	Bed Bath & Beyond, Inc.	590	47
*	DISH Network Corporation	815	47
	H&R Block, Inc.	1,515	44
	Kohl’s Corporation	1,190	68

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
	Lennar Corporation	1,180	$47
	Macy’s, Inc.	990	53
	Newell Rubbermaid, Inc.	1,635	53
	Starwood Hotels & Resorts Worldwide, Inc.	635	50
	VF Corporation	870	54
			505

	Information Technology—11.2%
*	Akamai Technologies, Inc.	1,480	70
*	Atmel Corporation	5,740	45
*	Cadence Design Systems, Inc.	4,915	69
*	Genpact, Ltd.†	3,275	60
*	Juniper Networks, Inc.	2,165	49
	Linear Technology Corporation	1,145	52
*	PTC, Inc.	1,760	62
	TE Connectivity, Ltd.†	1,640	90
			497

	Energy—7.6%
*	Antero Resources Corporation	825	52
*	Cameron International Corporation	645	39
	Noble Energy, Inc.	970	66
	Pioneer Natural Resources Co.	398	73
*	Rowan Cos. plc†	1,360	48
*	Whiting Petroleum Corporation	985	61
			339

	Health Care—6.6%
*	CareFusion Corporation	1,630	65
	CIGNA Corporation	1,125	98
*	Mettler-Toledo International, Inc.	230	56
	Zimmer Holdings, Inc.	800	75
			294

	Materials—5.1%
	Airgas, Inc.	410	46
	Carpenter Technology Corporation	965	60
	FMC Corporation	850	64
	Steel Dynamics, Inc.	2,905	57
			227

	Consumer Staples—3.4%
	ConAgra Foods, Inc.	1,380	47
	Ingredion, Inc.	795	54
	The Kroger Co.	1,240	49
			150

	Total Common Stocks—99.2% (cost $3,255)		4,423

	Total Investments—99.2% (cost $3,255)		4,423
	Cash and other assets, less liabilities—0.8%		34
	Net assets—100.0%		$4,457

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

26	Annual Report	December 31, 2013

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Karl W. Brewer Robert C. Lanphier, IV Matthew A. Litfin

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 41.49% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 40.65%.

Market Review

Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year due in part to solid economic and corporate performance. In the U.S., an improving housing market and better employment data, as well as strong corporate profitability, provided a basis for equity market advances. Economic stabilization in Europe and recovery in Japan supported the market’s advance as well. Importantly, equity performance this year benefitted from an expanded market valuation multiple. This was driven by lower perceived global systematic risk among investors relative to the elevated risk levels equity prices had been discounting in the years following the 2008 financial crisis.

Returns followed a steady upward trajectory with the exception of two relatively brief corrections. The first came in June following the Federal Reserve’s announcement of an eventual slowdown in monetary easing, or “tapering” of asset purchases. The second came in August as the conflict in Syria weighed on investor sentiment and an uptick in longer-term interest rates caused a deceleration in the pace of U.S. housing market improvement.

The fourth quarter began with the U.S. government in a partial shutdown, but when an agreement to end the fiscal stalemate materialized, the market continued to advance and returned its focus to company fundamentals and monetary policy. In December, the Federal Reserve announced it would begin tapering asset purchases in January 2014. Reinforced by improved economic data, the market interpreted this as a positive signal for the sustainability of economic expansion. It also removed a level of monetary policy uncertainty, paving the way for a strong finish for the equity market in 2013.

Portfolio Results

The Fund’s outperformance during 2013 was driven by strong stock selection. Pandora Media (Information Technology), Nu Skin Enterprises (Consumer Staples), and Align Technologies (Health Care) were among top individual contributors for the year. Stock selection in the Industrials sector was also strong, in part due to the Fund’s positions in B/E Aerospace and Manpower. Some of the largest detractors during 2013 were Information Technology stocks such as Liquidity Services, SolarWinds, and RealPage. Stock selection in Heath Care, including HMS Holdings and Hologic, was also a detractor. Style factors were mostly offsetting during the year. The Fund’s typical “lower beta” nature-meaning less volatile than the overall market- as well as its underweight to micro-cap stocks and to the cheapest stocks in the benchmark created style headwinds. However, our typical industry biases away from Real Estate Investment Trusts, Gold and Metals & Mining, underperforming areas in 2013 that often perform well in rising markets, were all advantageous during the year and helped mitigate the style headwinds discussed above.

December 31, 2013	William Blair Funds	27

Outlook

Looking forward, on various levels, the U.S. economy closed 2013 with a degree of strength which bodes well for 2014. The passing of the fiscal drag that constrained growth in 2013, a gradually improving labor market, and a sustained housing market recovery should support growth this year. Other potential growth drivers include cash-rich corporations poised to increase spending after a prolonged period of underinvestment and wealthier consumers, via increases in asset and home prices. Outside of the U.S., the outlook for Europe appears to be stabilizing and for Japan seems to be improving. A period of synchronized global economic expansion would be a welcome change from the past few years and would be positive for U.S. corporate profitability. Potential headwinds that could slow domestic momentum include subdued wage growth and higher medical insurance costs, which could limit consumer contributions to growth, as well as the absence of a recovery in corporate spending.

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery remains on track. The Federal Reserve has laid out preliminary plans for tapering, and steady reductions in asset purchases would reinforce the notion that economic expansion is self-sustaining, but the pace of tapering and management of expectations will be critical to limiting market volatility. As corporate profit margins remain high, further earnings growth will largely be a function of revenue growth, broadly speaking. While a tailwind from accelerating GDP growth would be helpful in this regard, we continue to look for companies with company-specific revenue and margin drivers. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples higher. However, current valuations may be justified given reduced global systematic risk, below average inflation, strong corporate balance sheets and cash flow, and higher earnings growth as we move through the economic cycle.

While macro variables and the consideration of various economic scenarios provide important context for stock selection, our bottom-up perspective allows us to focus our time on identifying and constructing a portfolio of high quality businesses that we believe can sustain outsized earnings growth over the long term.

28	Annual Report	December 31, 2013

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	3 Year	5 Year	10 Year
Class N	41.49%	16.55%	22.81%	10.42%
Class I	41.89	16.83	23.13	10.69
Russell 2500™ Growth Index	40.65	17.15	24.03	10.11

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	William Blair Funds	29

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Industrials—18.4%
*	B/E Aerospace, Inc.	201,253	$17,515
	Fortune Brands Home & Security, Inc.	178,600	8,162
	Graco, Inc.	64,100	5,007
	Healthcare Services Group, Inc.	300,832	8,535
*	Huron Consulting Group, Inc.	132,885	8,335
*	ICF International, Inc.	294,625	10,226
	Manpowergroup, Inc.	130,650	11,218
*	Old Dominion Freight Line, Inc.	233,000	12,354
	Robert Half International, Inc.	266,900	11,207
*	Stericycle, Inc.	130,570	15,168
	The Corporate Executive Board Co.	110,235	8,535
	TransDigm Group, Inc.	12,375	1,993
*	Trimas Corporation	218,224	8,705
			126,960

	Consumer Discretionary—17.6%
	Dick’s Sporting Goods, Inc.	310,190	18,022
*	Fossil Group, Inc.	86,600	10,387
*	Jarden Corporation	143,150	8,782
*	Krispy Kreme Doughnuts, Inc.	286,500	5,527
*	LifeLock, Inc.	461,500	7,573
*	LKQ Corporation	295,200	9,712
*	Panera Bread Co. Class “A”	48,200	8,516
	Polaris Industries, Inc.	66,800	9,729
	*Sally Beauty Holdings, Inc.	326,900	9,882
	Six Flags Entertainment Corporation	291,600	10,737
	Tractor Supply Co.	94,400	7,323
	*Under Armour, Inc. Class “A”	101,420	8,854
	Williams-Sonoma, Inc.	117,100	6,825
			121,869

	Information Technology—17.3%
*	Akamai Technologies, Inc.	267,900	12,640
*	ANSYS, Inc.	61,500	5,363
*	CoStar Group, Inc.	58,510	10,800
	FactSet Research Systems, Inc.	62,000	6,732
*	Gartner, Inc.	178,100	12,654
*	Genpact, Ltd.†	455,800	8,373
*	Guidewire Software, Inc.	116,251	5,704
	j2 Global, Inc.	214,029	10,704
*	NeuStar, Inc.	123,436	6,154
*	Pandora Media, Inc.	550,502	14,643
*	Vantiv, Inc.	252,900	8,247
*	WEX, Inc.	93,700	9,279
*	WNS Holdings, Ltd.—ADR	371,865	8,148
			119,441

	Health Care—16.7%
*	ABIOMED, Inc.	298,438	7,980
*	Align Technology, Inc.	167,903	9,596
*	BioMarin Pharmaceutical, Inc.	170,100	11,953
*	Brookdale Senior Living, Inc.	242,076	6,580
*	Catamaran Corporation†	208,632	9,906
	HealthSouth Corporation	207,988	6,930
*	HMS Holdings Corporation	288,461	6,557
*	IDEXX Laboratories, Inc.	77,700	8,265
*	Ligand Pharmaceuticals, Inc.	126,300	6,643
*	Mednax, Inc.	124,400	6,640
*	Mettler-Toledo International, Inc.	27,300	6,623
*	Salix Pharmaceuticals, Ltd.	72,800	6,548
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Health Care—(continued)
*	Sirona Dental Systems, Inc.	126,083	$8,851
*	Team Health Holdings, Inc.	193,711	8,823
	Techne Corporation	35,766	3,386
			115,281

	Financials—13.1%
*	Affiliated Managers Group, Inc.	92,709	20,107
	CBOE Holdings, Inc.	195,800	10,174
*	Encore Capital Group, Inc.	146,200	7,348
*	First Cash Financial Services, Inc.	137,043	8,475
	First Republic Bank	191,994	10,051
	FirstService Corporation†	146,241	6,293
	Jones Lang LaSalle, Inc.	62,700	6,420
	LPL Financial Holdings, Inc.	132,100	6,212
*	Portfolio Recovery Associates, Inc.	139,900	7,392
*	Signature Bank	72,600	7,798
			90,270

	Energy—4.5%
	Core Laboratories N.V.†	31,200	5,958
	Frank’s International N.V.†	197,087	5,321
*	Gulfport Energy Corporation	81,800	5,166
	Helmerich & Payne, Inc.	65,300	5,491
*	Oasis Petroleum, Inc.	91,210	4,284
	Oceaneering International, Inc.	64,100	5,056
			31,276

	Materials—4.0%
	Celanese Corporation Series “A”	152,500	8,435
	Cytec Industries, Inc.	117,669	10,962
	Rockwood Holdings, Inc.	113,300	8,148
			27,545

	Consumer Staples—2.5%
*	Green Mountain Coffee Roasters, Inc.	124,023	9,374
	Nu Skin Enterprises, Inc.	60,000	8,293
			17,667

	Telecommunication Services—2.1%
*	SBA Communications Corporation	158,500	14,240

	Total Common Stocks—96.2% (cost $495,040)		664,549

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $35,487, collateralized by FNMA, 2.360%, due 12/14/22	$35,487	35,487

	Total Repurchase Agreement—5.2% (cost $35,487)		35,487

	Total Investments—101.4% (cost $530,527)		700,036
	Liabilities, plus cash and other assets—(1.4)%		(9,455)
	Net assets—100.0%		$690,581

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

30	Annual Report	December 31, 2013

SMALL-MID CAP VALUE FUND

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 36.29% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), increased 33.32%.

Market Review

Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year as a result of solid economic and corporate performance. Notably in the U.S., an improving housing market, better employment data, and strong corporate profitability provided a basis for equity market advances. Stabilization and recovery in Europe and Japan supported the market’s advance as well.

Returns followed a steady upward trajectory with the exception of two relatively brief corrections. The first came in June following the Federal Reserve’s announcement of an eventual slowdown in monetary easing, or “tapering” of asset purchases. The second came in August as the conflict in Syria weighed on investor sentiment and an uptick in longer-term interest rates caused a deceleration in the pace of U.S. housing market improvement.

The fourth quarter began with the U.S. government in a partial shutdown, but with an agreement to end the fiscal stalemate, the market continued to advance and returned its focus to company fundamentals and monetary policy. In December, the Federal Reserve announced it would begin tapering asset purchases in January 2014. Reinforced by improved employment data, the market interpreted this as a positive signal for the sustainability of economic expansion. It also removed a level of monetary policy uncertainty, paving the way for a strong finish for the equity market in 2013.

Portfolio Results

2013 proved to be a strong year for the market as every sector in the Russell 2500TM Value Index generated returns greater than 20%. Even in the face of broad-based, robust market returns, the Fund was able to outperform relative to the Index in 2013 as stock selection drove performance. Financials and Energy were the most significant contributors to relative performance and were more than able to offset negative relative performance from Consumer Staples, which was the main sector detracting from performance. Cash also weighed on performance during the year given the strong market returns. From a style perspective, growth factors and an underweight to the highest dividend yielding stocks provided tailwinds for the Fund. Looking specifically at stock selection, EarthLink (Information Technology), American Campus Communities (Financials), and Life Time Fitness (Consumer Discretionary) were the largest detractors from relative performance. More than offsetting the underperformance were investments in Krispy Kreme Doughnuts (Consumer Discretionary), Acxiom Corporation (Information Technology), and G&K Services (Industrials).

Outlook

On various levels, the U.S. economy is showing a degree of strength, which bodes well for 2014. The passing of the fiscal drag that constrained growth in 2013, a gradually improving labor market, and a sustained housing market recovery should support growth in the coming year. Other potential growth drivers include cash-rich corporations poised to increase spending after a prolonged period of underinvestment and wealthier consumers, via increases in asset and home prices. Outside the U.S., the outlooks for Europe, China, and Japan appear favorable.

December 31, 2013	William Blair Funds	31

Broadly stronger economic activity associated with a synchronization of global growth into 2014 would be positive for U.S. corporations and profitability. Potential headwinds that could slow domestic momentum include subdued wage growth and higher medical insurance costs, which could limit consumer contributions to growth, as well as the absence of a recovery in corporate spending.

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery is sustainable. The Federal Reserve has laid out preliminary plans for tapering, and steady reductions in asset purchases would reinforce the notion that economic expansion is self-sustaining, but the pace of tapering and management of expectations will be critical to limiting market volatility. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples near their long-term average levels. However, we believe current valuations are justified given below average inflation, strong corporate balance sheets, cash flow, and higher growth as we move through the economic cycle.

In the end, while we are cognizant of various economic scenarios and incorporate these into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. We believe building the Fund with these types of companies should produce solid investment results over the long term.

32	Annual Report	December 31, 2013

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	Since Inception(a)
Class N	36.29%	25.61%
Class I	36.69	25.93
Russell 2500™ Value Index	33.32	27.96
(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500TM Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	William Blair Funds	33

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—30.7%
	Acadia Realty Trust	865	$22
	Allied World Assurance Co. Holdings, Ltd.†	265	30
	American Assets Trust, Inc.	935	29
	American Campus Communities, Inc.	840	27
	Bank of the Ozarks, Inc.	475	27
	Banner Corporation	660	30
	Boston Private Financial Holdings, Inc.	2,420	31
	CIT Group, Inc.	450	24
	CNO Financial Group, Inc.	1,975	35
	Comerica, Inc.	825	39
	Digital Realty Trust, Inc.	325	16
*	Eagle Bancorp, Inc.	530	16
	East West Bancorp, Inc.	755	27
	EastGroup Properties, Inc.	470	27
	Essex Property Trust, Inc.	180	26
*	Forest City Enterprises, Inc.	1,315	25
*	Forestar Group, Inc.	995	21
*	Genworth Financial, Inc.	2,913	45
	Glacier Bancorp, Inc.	950	28
	Hartford Financial Services Group, Inc.	1,225	44
	Highwoods Properties, Inc.	615	22
	LaSalle Hotel Properties	820	25
	Old National Bancorp	1,625	25
	PacWest Bancorp	672	28
	Pebblebrook Hotel Trust	823	25
	Post Properties, Inc.	445	20
	Prosperity Bancshares, Inc.	415	26
	Radian Group, Inc.	2,015	29
	Selective Insurance Group, Inc.	1,090	30
	SL Green Realty Corporation	355	33
	Taubman Centers, Inc.	385	25
*	Texas Capital Bancshares, Inc.	485	30
	The Hanover Insurance Group, Inc.	500	30
	Validus Holdings, Ltd.†	915	37
*	Western Alliance Bancorp	975	23
	WSFS Financial Corporation	375	29
			1,006

	Industrials—16.8%
	Actuant Corporation	842	31
	Barnes Group, Inc.	945	36
	CIRCOR International, Inc.	560	45
	Curtiss-Wright Corporation	660	41
	EMCOR Group, Inc.	890	38
*	FTI Consulting, Inc.	643	27
	G&K Services, Inc.	605	38
	Generac Holdings, Inc.	650	37
	Hubbell, Inc.	315	34
	Interface, Inc.	1,511	33
	Masco Corporation	1,415	32
*	Moog, Inc.	530	36
*	Old Dominion Freight Line, Inc.	490	26
	Pall Corporation	385	33
	Simpson Manufacturing Co., Inc.	875	32
	Towers Watson & Co.	265	34
			553

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—11.5%
	Autoliv, Inc.	325	$30
	Dana Holding Corporation	965	19
*	Genesco, Inc.	335	24
	H&R Block, Inc.	1,120	33
*	Krispy Kreme Doughnuts, Inc.	1,665	32
	Lennar Corporation	915	36
*	Life Time Fitness, Inc.	720	34
	Meredith Corporation	570	30
	Newell Rubbermaid, Inc.	1,080	35
	Pier 1 Imports, Inc.	1,085	25
*	The Children’s Place Retail Stores, Inc.	455	26
	The Men’s Wearhouse, Inc.	205	10
*	The PEP Boys-Manny, Moe & Jack	1,520	18
	Vail Resorts, Inc.	345	26
			378

	Information Technology—8.8%
*	Acxiom Corporation	1,205	44
	ADTRAN, Inc.	1,113	30
*	Atmel Corporation	3,995	31
	Belden, Inc.	505	36
*	Cadence Design Systems, Inc.	3,070	43
	Earthlink, Inc.	4,715	24
*	Genpact, Ltd.†	1,480	27
*	Integrated Device Technology, Inc.	1,570	16
*	PTC, Inc.	1,005	36
			287

	Utilities—8.1%
	ALLETE, Inc.	680	34
	American Water Works Co., Inc.	1,025	43
	Cleco Corporation	802	38
	CMS Energy Corporation	1,585	43
	PNM Resources, Inc.	1,570	38
	Southwest Gas Corporation	650	36
	UIL Holdings Corporation	857	33
			265

	Materials—7.2%
	Airgas, Inc.	200	22
	Carpenter Technology Corporation	365	23
	FMC Corporation	435	33
	Minerals Technologies, Inc.	525	31
	PolyOne Corporation	1,160	41
*	RTI International Metals, Inc.	700	24
	Sensient Technologies Corporation	425	21
	Silgan Holdings, Inc.	329	16
	Steel Dynamics, Inc.	1,250	24
			235

	Energy—7.1%
*	Antero Resources Corporation	524	33
*	Bonanza Creek Energy, Inc.	360	16
*	EPL Oil & Gas, Inc.	640	18
	Gulfmark Offshore, Inc.	535	25
*	Gulfport Energy Corporation	247	16
*	Helix Energy Solutions Group, Inc.	1,085	25
*	Rosetta Resources, Inc.	410	20

See accompanying Notes to Financial Statements.

34	Annual Report	December 31, 2013

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Energy—(continued)
*	Rowan Cos. plc†	800	$28
*	TETRA Technologies, Inc.	2,030	25
*	Whiting Petroleum Corporation	415	26
			232

	Health Care—5.8%
*	CareFusion Corporation	850	34
	CONMED Corporation	430	18
*	Greatbatch, Inc.	535	23
	HealthSouth Corporation	790	26
*	Magellan Health Services, Inc.	295	18
*	Mednax, Inc.	725	39
*	Mettler-Toledo International, Inc.	135	33
			191

	Consumer Staples—2.3%
*	Darling International, Inc.	1,095	23
	Ingredion, Inc.	470	32
	J&J Snack Foods Corporation	240	21
			76

	Total Common Stocks—98.3% (cost $2,419)		3,223

	Repurchase Agreement
	State Street Bank and Trust Company, 0.000% dated 12/31/13, due 01/02/14, repurchase price $32, collateralized by FHLMC, 2.000% due 1/30/2023	$32	32

	Total Repurchase Agreement—1.0% (cost $32)		32

	Total Investments—99.3% (cost $2,451)		3,255
	Cash and other assets, less liabilities—0.7%		23
	Net assets—100.0%		$3,278

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	35

SMALL CAP GROWTH FUND
The Small Cap Growth Fund seeks long-term capital appreciation.
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Karl W. Brewer

The Small Cap Growth Fund (Class N shares) posted a 52.76% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 43.30%.

Market Review

Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year due in part to solid economic and corporate performance. In the U.S., an improving housing market and better employment data, as well as strong corporate profitability, provided a basis for equity market advances. Economic stabilization in Europe and recovery in Japan supported the market’s advance as well. Importantly, equity performance this year benefitted from an expanded market valuation multiple. This was driven by lower perceived global systematic risk among investors relative to the elevated risk levels equity prices had been discounting in the years following the 2008 financial crisis.

Returns followed a steady upward trajectory with the exception of two relatively brief corrections. The first came in June following the Federal Reserve’s announcement of an eventual slowdown in monetary easing, or “tapering” of asset purchases. The second came in August as the conflict in Syria weighed on investor sentiment and an uptick in longer-term interest rates caused a deceleration in the pace of U.S. housing market improvement.

The fourth quarter began with the U.S. government in a partial shutdown, but when an agreement to end the fiscal stalemate materialized, the market continued to advance and returned its focus to company fundamentals and monetary policy. In December, the Federal Reserve announced it would begin tapering asset purchases in January 2014. Reinforced by improved economic data, the market interpreted this as a positive signal for the sustainability of economic expansion. It also removed a level of monetary policy uncertainty, paving the way for a strong finish for the equity market in 2013.

Portfolio Results

The Fund’s outperformance relative to the Index during 2013 was driven primarily by strong stock selection as the portfolio had positive relative performance across all sectors during the year. The Fund also benefitted from a style tailwind; our typical overweight to the smallest cap segment of the market was a positive contributor to relative performance as microcap stocks outperformed in 2013. Relative to one another, stock selection significantly outweighed style tailwinds in terms of impact to performance. From a sector perspective, stocks held collectively within the Information Technology, Consumer Discretionary, Financials, and Consumer Staples sectors had the greatest positive impact on relative performance. Top contributors included Pandora Media (Information Technology), Nu Skin Enterprises (Consumer Staples), National Financial Partners (Financials), and WNS Holdings (Information Technology). The top detractors for the year were diversified across sectors and included Liquidity Services (Information Technology), Stillwater Mining Company (Materials), NxStage Medical (Health Care), OSI Systems (Information Technology), and Acorn Energy (Industrials).

36	Annual Report	December 31, 2013

Outlook

Looking forward, on various levels, the U.S. economy closed 2013 with a degree of strength which bodes well for 2014. The passing of the fiscal drag that constrained growth in 2013, a gradually improving labor market, and a sustained housing market recovery should support growth this year. Other potential growth drivers include cash-rich corporations poised to increase spending after a prolonged period of underinvestment and wealthier consumers, via increases in asset and home prices. Outside of the U.S., the outlook for Europe appears to be stabilizing and for Japan seems to be improving. A period of synchronized global economic expansion would be a welcome change from the past few years and would be positive for U.S. corporate profitability. Potential headwinds that could slow domestic momentum include subdued wage growth and higher medical insurance costs, which could limit consumer contributions to growth, as well as the absence of a recovery in corporate spending.

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery remains on track. The Federal Reserve has laid out preliminary plans for tapering, and steady reductions in asset purchases would reinforce the notion that economic expansion is self-sustaining, but the pace of tapering and management of expectations will be critical to limiting market volatility. As corporate profit margins remain high, further earnings growth will largely be a function of revenue growth, broadly speaking. While a tailwind from accelerating GDP growth would be helpful in this regard, we continue to look for companies with company-specific revenue and margin drivers. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples higher. However, current valuations may be justified given reduced global systematic risk, below average inflation, strong corporate balance sheets and cash flow, and higher earnings growth as we move through the economic cycle.

While macro variables and the consideration of various economic scenarios provide important context for stock selection, our bottom-up perspective allows us to focus our time on identifying and constructing a portfolio of high quality businesses that we believe can sustain outsized earnings growth over the long term.

December 31, 2013	William Blair Funds	37

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	3 Year	5 Year	10 Year
Class N	52.76%	16.09%	25.24%	8.94%
Class I	53.13	16.36	25.58	9.24
Russell 2000® Growth Index	43.30	16.82	22.58	9.41

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

38	Annual Report	December 31, 2013

Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—23.7%
*	Audience, Inc.	686,127	$7,986
*	Callidus Software, Inc.	598,600	8,219
*	Cardtronics, Inc.	249,964	10,861
*	CoStar Group, Inc.	34,620	6,390
*	Exar Corporation	973,003	11,472
*	ExlService Holdings, Inc.	273,410	7,552
*	Inphi Corporation	396,177	5,111
*	Inuvo, Inc.	1,481,955	1,927
*	IPG Photonics Corporation	54,247	4,210
	j2 Global, Inc.	239,905	11,998
*	Liquidity Services, Inc.	136,807	3,100
*	MaxLinear, Inc.	729,450	7,608
*	OSI Systems, Inc.	96,791	5,141
*	Pandora Media, Inc.	219,219	5,831
*	RealPage, Inc.	282,480	6,604
*	ServiceSource International, Inc.	675,470	5,660
*	Silicon Laboratories, Inc.	149,110	6,458
*	Tangoe, Inc.	444,673	8,009
*	Ultimate Software Group, Inc.	24,882	3,812
*	WEX, Inc.	79,051	7,828
*	WNS Holdings, Ltd.—ADR	580,859	12,727
			148,504

	Industrials—22.0%
*	Ameresco, Inc.	435,218	4,204
*	Astronics Corporation	181,710	9,267
	Barrett Business Services, Inc.	137,007	12,706
*	CAI International, Inc.	218,726	5,155
*	DigitalGlobe, Inc.	188,360	7,751
*	Enphase Energy, Inc.	1,142,904	7,246
*	Franklin Covey Co.	735,851	14,629
*	Furmanite Corporation	650,856	6,912
	Healthcare Services Group, Inc.	402,998	11,433
*	Hudson Technologies, Inc.	1,261,512	4,668
*	Huron Consulting Group, Inc.	94,480	5,926
*	ICF International, Inc.	249,444	8,658
*	Old Dominion Freight Line, Inc.	120,480	6,388
*	On Assignment, Inc.	278,965	9,741
*	RPX Corporation	365,540	6,178
*	Trimas Corporation	235,625	9,399
	US Ecology, Inc.	213,359	7,935
			138,196

	Health Care—21.4%
*	ABIOMED, Inc.	199,150	5,325
*	Air Methods Corporation	206,896	12,068
	Analogic Corporation	85,590	7,580
*	Cyberonics, Inc.	143,110	9,375
*	ExamWorks Group, Inc.	381,841	11,406
*	Globus Medical, Inc.	532,360	10,743
	HealthSouth Corporation	177,185	5,904
*	Healthways, Inc.	534,270	8,201
*	HMS Holdings Corporation	170,096	3,866
*	Ligand Pharmaceuticals, Inc.	157,830	8,302
*	Nanosphere, Inc.	3,205,096	7,340
*	Novadaq Technologies, Inc.†	522,228	8,611
*	NxStage Medical, Inc.	809,122	8,091

	Issuer	Shares	Value

	Common Stocks—(continued)

	Health Care—(continued)
*	Quidel Corporation	218,779	$6,758
*	Spectranetics Corporation	428,507	10,713
	Trinity Biotech plc—ADR	397,134	9,984
			134,267

	Financials—10.4%
*	Cowen Group, Inc.	2,306,396	9,018
*	Encore Capital Group, Inc.	249,446	12,537
*	First Cash Financial Services, Inc.	152,102	9,406
	FirstService Corporation†	174,458	7,507
	FXCM, Inc.	653,120	11,652
	GFI Group, Inc.	1,976,347	7,727
	Manning & Napier, Inc.	269,862	4,763
	Marlin Business Services Corporation	109,560	2,761
			65,371

	Consumer Discretionary—9.9%
*	Dorman Products, Inc.	120,561	6,760
	Einstein Noah Restaurant Group, Inc.	493,396	7,154
*	Gentherm, Inc.	583,068	15,632
	MDC Partners, Inc.†	282,008	7,194
	Six Flags Entertainment Corporation	365,872	13,471
*	Tuesday Morning Corporation	362,252	5,782
*	U.S. Auto Parts Network, Inc.	2,401,604	5,956
			61,949

	Materials—5.6%
	Cytec Industries, Inc.	54,520	5,079
	HB Fuller Co.	140,110	7,291
*	Horsehead Holding Corporation	648,791	10,517
*	Stillwater Mining Co.	750,516	9,262
	US Silica Holdings, Inc.	91,590	3,124
			35,273

	Energy—3.2%
*	Atwood Oceanics, Inc.	113,672	6,069
*	Carrizo Oil & Gas, Inc.	107,153	4,797
	Gulfmark Offshore, Inc.	94,860	4,471
*	PDC Energy, Inc.	87,418	4,652
			19,989

	Total Common Stocks—96.2% (cost $464,403)		603,549

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	39

Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $25,528, collateralized by FHLB, 2.220%-3.500%, due 12/27/22-3/4/33, and FNMA, 2.360%, due 12/14/22	$25,528	$25,528

Total Repurchase Agreement—4.1% (cost $25,528)		25,528

Total Investments—100.3% (cost $489,931)		629,077
Liabilities, plus cash and other assets—(0.3)%		(1,718)
Net assets—100.0%		$627,359

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Fund had the following transactions during the year ended December 31, 2013 with companies deemed affiliated during the year or at December 31, 2013 (dollar amounts in thousands).

		Share Activity				Year Ended December 31, 2013
									Change in net
									unrealized
		Balance			Balance		Dividend	Net realized	appreciation
	Security Name	12/31/2012	Purchases	Sales	12/31/2013	Value	Income	gain (loss)	(depreciation)

ᴫ	Inuvo, Inc.	1,886,947	—	404,992	1,481,955	$1,927	$—	$(7,652)	$8,305
ᴫ	Hudson Technologies, Inc.	—	1,261,512	—	1,261,512	4,668	—	—	506
ᴫ	U.S. Auto Parts Network, Inc.	1,091,812	1,309,792	—	2,401,604	5,956	—	—	2,445
						$12,551	$—	$(7,652)	$11,256

ᴫ	Affiliated company at December 31, 2013. The Small Cap Growth Fund’s total value in companies deemed to be affiliated at December 31, 2013 was $12,551 (in thousands).

See accompanying Notes to Financial Statements.

40	Annual Report	December 31, 2013

SMALL CAP VALUE FUND
The Small Cap Value Fund seeks long-term capital appreciation.
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 38.91% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 34.52%.

Market Review

Despite a meaningful fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year as a result of solid economic and corporate performance. Notably in the U.S., an improving housing market, better employment data, and strong corporate profitability provided a basis for equity market advances. Stabilization and recovery in Europe and Japan supported the market’s advance as well.

Returns followed a steady upward trajectory with the exception of two relatively brief corrections. The first came in June following the Federal Reserve’s announcement of an eventual slowdown in monetary easing, or “tapering” of asset purchases. The second came in August as the conflict in Syria weighed on investor sentiment and an uptick in longer-term interest rates caused a deceleration in the pace of U.S. housing market improvement.

The fourth quarter began with the U.S. government in a partial shutdown, but with an agreement to end the fiscal stalemate, the market continued to advance and returned its focus to company fundamentals and monetary policy. In December, the Federal Reserve announced it would begin tapering asset purchases in January 2014. Reinforced by improved employment data, the market interpreted this as a positive signal for the sustainability of economic expansion. It also removed a level of monetary policy uncertainty, paving the way for a strong finish for the equity market in 2013.

Portfolio Results

The Fund’s 2013 outperformance relative to the Index was driven by positive stock selection in virtually every sector of the market. The most significant sectors contributing to relative performance were Financials, Energy, and Materials. The only sector that detracted from relative performance was Consumer Discretionary. Cash was also a drag on performance during the year given the strong market returns. From a style perspective, growth factors and an underweight to the highest dividend yielding stocks provided tailwinds for the Fund. The Fund’s higher market cap bias was a headwind this year. Looking specifically at stock selection, ESCO Technologies and Quanex Building Products (both Industrials) and EarthLink (Information Technology) were the detractors from relative performance. More than offsetting the underperformance were investments in Krispy Kreme Doughnuts (Consumer Discretionary), Acxiom Corporation (Information Technology), and Western Alliance Bancorporation (Financials).

Outlook

On various levels, the U.S. economy is showing a degree of strength which bodes well for 2014. The passing of the fiscal drag that constrained growth in 2013, a gradually improving labor market, and a sustained housing market recovery should support growth in the coming year. Other potential growth drivers include cash-rich corporations poised to increase spending after a prolonged period of underinvestment and wealthier consumers, via increases in asset and home prices. Outside the U.S., the outlooks for Europe, China, and Japan appear favorable. Broadly stronger economic activity associated with a synchronization of global growth into

December 31, 2013	William Blair Funds	41

2014 would be positive for U.S. corporations and profitability. Potential headwinds that could slow domestic momentum include subdued wage growth and higher medical insurance costs, which could limit consumer contributions to growth, as well as the absence of a recovery in corporate spending.

While supported by a generally positive economic outlook, expectations for market performance are more mixed. Going forward, the market is likely to continue to be very data dependent, looking for signs that the economic recovery is sustainable. The Fed has laid out preliminary plans for tapering, and steady reductions in asset purchases would reinforce the notion that economic expansion is self-sustaining, but the pace of tapering and management of expectations will be critical to limiting market volatility. From a valuation perspective, strong market performance has pushed U.S. equity valuation multiples near their long-term average levels. However, we believe current valuations are justified given below average inflation, strong corporate balance sheets, cash flow, and higher growth as we move through the economic cycle.

In the end, while we are cognizant of various economic scenarios and incorporate these into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. We believe building the Fund with these types of companies should produce solid investment results over the long term.

42	Annual Report	December 31, 2013

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	3 Year	5 Year	10 Year
Class N	38.91%	13.29%	19.17%	8.73%
Class I	39.31	13.59	19.46	8.96
Russell 2000® Value Index	34.52	14.49	17.64	8.61

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	William Blair Funds	43

Small Cap Value Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—32.9%
	Acadia Realty Trust	178,555	$4,434
	American Assets Trust, Inc.	143,790	4,519
	American Campus Communities, Inc.	104,370	3,362
	Bank of the Ozarks, Inc.	78,975	4,469
	Banner Corporation	117,925	5,285
	Boston Private Financial Holdings, Inc.	432,063	5,453
	CNO Financial Group, Inc.	361,950	6,403
	CoBiz Financial, Inc.	400,615	4,791
*	Eagle Bancorp, Inc.	157,190	4,815
	East West Bancorp, Inc.	148,195	5,182
	EastGroup Properties, Inc.	72,090	4,176
	Education Realty Trust, Inc.	420,765	3,711
*	Forest City Enterprises, Inc.	172,725	3,299
*	Forestar Group, Inc.	134,995	2,871
	FXCM, Inc.	199,078	3,552
	Glacier Bancorp, Inc.	197,830	5,893
	Highwoods Properties, Inc.	76,610	2,771
	LaSalle Hotel Properties	117,275	3,619
	Old National Bancorp	338,811	5,208
	PacWest Bancorp	113,248	4,781
	Pebblebrook Hotel Trust	167,419	5,150
	Post Properties, Inc.	53,725	2,430
	Prosperity Bancshares, Inc.	61,330	3,888
	Radian Group, Inc.	326,230	4,606
*	Safeguard Scientifics, Inc.	226,956	4,560
	Selective Insurance Group, Inc.	174,805	4,730
*	Texas Capital Bancshares, Inc.	75,745	4,711
	The Hanover Insurance Group, Inc.	84,500	5,046
*	Western Alliance Bancorp	240,725	5,744
	WSFS Financial Corporation	63,555	4,927
			134,386

	Industrials—16.4%
	Actuant Corporation	128,268	4,700
	Barnes Group, Inc.	149,630	5,732
	CIRCOR International, Inc.	80,050	6,466
	Curtiss-Wright Corporation	96,980	6,035
	EMCOR Group, Inc.	132,401	5,619
*	FTI Consulting, Inc.	89,073	3,664
	G&K Services, Inc.	82,448	5,131
	Generac Holdings, Inc.	94,970	5,379
	Interface, Inc.	198,064	4,350
	Kadant, Inc.	103,764	4,205
*	Moog, Inc.	97,924	6,653
*	Northwest Pipe Co.	108,025	4,079
	Simpson Manufacturing Co., Inc.	132,345	4,861
			66,874

	Information Technology—11.4%
*	Acxiom Corporation	150,775	5,576
	ADTRAN, Inc.	170,300	4,600
*	Atmel Corporation	489,630	3,834
	Belden, Inc.	69,150	4,872
*	Cadence Design Systems, Inc.	382,680	5,365
	Earthlink, Inc.	637,255	3,231
*	Genpact, Ltd.†	222,435	4,086

	Issuer	Shares	Value

	Common Stocks—(continued)

	Information Technology—(continued)
*	Inphi Corporation	216,381	$2,791
*	Integrated Device Technology, Inc.	195,707	1,994
*	IntraLinks Holdings, Inc.	285,915	3,462
*	PTC, Inc.	136,430	4,828
*	Ultra Clean Holdings	178,162	1,787
			46,426

	Consumer Discretionary—10.1%
	Core-Mark Holding Co., Inc.	43,795	3,325
	Dana Holding Corporation	196,040	3,846
*	Genesco, Inc.	58,675	4,287
*	Krispy Kreme Doughnuts, Inc.	228,796	4,413
*	Life Time Fitness, Inc.	99,120	4,659
	Meredith Corporation	82,635	4,281
	Pier 1 Imports, Inc.	190,590	4,399
*	The Children’s Place Retail Stores, Inc.	65,130	3,710
	The Men’s Wearhouse, Inc.	25,580	1,307
*	The PEP Boys-Manny, Moe & Jack	228,890	2,779
	Vail Resorts, Inc.	57,380	4,317
			41,323

	Energy—7.0%
*	Bonanza Creek Energy, Inc.	55,520	2,413
*	EPL Oil & Gas, Inc.	117,685	3,354
*	Exterran Holdings, Inc.	106,235	3,633
	Gulfmark Offshore, Inc.	82,419	3,884
*	Gulfport Energy Corporation	41,630	2,629
*	Helix Energy Solutions Group, Inc.	183,380	4,251
*	Ring Energy, Inc.	105,650	1,289
*	Rosetta Resources, Inc.	60,480	2,906
*	TETRA Technologies, Inc.	337,780	4,175
			28,534

	Utilities—6.3%
	ALLETE, Inc.	101,960	5,086
	Cleco Corporation	111,685	5,206
	PNM Resources, Inc.	213,305	5,145
	Southwest Gas Corporation	94,040	5,258
	UIL Holdings Corporation	125,315	4,856
			25,551

	Materials—5.9%
	Minerals Technologies, Inc.	93,320	5,606
	PolyOne Corporation	177,124	6,261
*	RTI International Metals, Inc.	117,350	4,015
	Sensient Technologies Corporation	94,255	4,573
	Silgan Holdings, Inc.	76,495	3,673
			24,128

	Health Care—5.2%
	CONMED Corporation	103,290	4,390
*	Greatbatch, Inc.	119,145	5,271
	HealthSouth Corporation	109,315	3,642
*	Magellan Health Services, Inc.	48,490	2,905
*	Mednax, Inc.	91,676	4,894
			21,102

See accompanying Notes to Financial Statements.

44	Annual Report	December 31, 2013

Small Cap Value Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Consumer Staples—3.1%
*	Darling International, Inc.	201,345	$4,204
	J&J Snack Foods Corporation	49,567	4,391
	Spartan Stores, Inc.	176,299	4,281
			12,876

	Total Common Stocks—98.3% (cost $300,129)		401,200

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $7,041, collateralized by FHLB, 3.500%, due 3/4/33	$7,041	7,041

	Total Repurchase Agreement—1.7% (cost $7,041)		7,041
	Total Investments—100.0% (cost $307,170)		408,241
	Cash and other assets, less liabilities—0.0%		55
	Net assets—100.0%		$408,296

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	45

GLOBAL MARKETS OVERVIEW

Market Summary & Outlook

As 2013 began, the market rallied on the prospect of a better Japanese growth outlook on the back of Abenomics, an improving U.S. economy despite the sequester and continued political wrangling, good earnings results broadly, and positive fund flows into equities as investors rotated out of fixed income and cash. While concerns about Italy and Cyprus dampened investor appetite in Europe, structural reforms continued, which eventually improved investor sentiment as macroeconomic indicators began to improve sequentially as the year progressed. In addition, in mid-year the Federal Reserve (“Fed”) discussed tapering its bond buying program, which put a chill on global equity markets, and emerging markets in particular, as investors began selling emerging markets equities and fixed income. As the carry trade began to unwind, the U.S. Dollar (“USD”) accelerated versus emerging markets currencies, with commodity-exporting and current account deficit countries bearing the brunt of the currency decline. In addition, the Chinese market suffered volatility as the interbank rate skyrocketed mid-year, on concerns about banking system stability and amidst uncertainty surrounding structural reforms. Sentiment improved during the second half of the year as corporate results were generally positive, investors became more optimistic on the global growth outlook, the Chinese leadership’s structural reforms began to take shape, the Fed’s tapering program was delayed, and Europe continued to improve.

In total, the global equity market, as measured by the MSCI ACWI IMI (net), rallied 23.55% during 2013, led by developed markets, particularly the U.S. and Europe. Equities outpaced bonds, which rose 1.26% during the year, as measured by the Barclays Multiverse Index, and hedge funds, which were up about 9% as measured by the HFR Fund Weighted Composite Index, underperforming equities for the fifth year in a row. Discretionary and Healthcare were the strongest performing sectors during 2013, each increasing approximately 37%, led by Media and Pharmaceuticals/Biotech, respectively. Conversely, Materials eked out a 0.45% return, due to weakness in Metals/Mining. Companies with good earnings trends and price momentum generally outperformed, while low valued companies also performed well, particularly in the third quarter. High quality companies generally performed in line with their lower quality counterparts during the period, due primarily to underperformance in the third quarter amidst strong performance from peripheral Europe and Materials. While the returns to high quality and low valuation were similar over the year, in Europe, low valued companies significantly outpaced their higher valued counterparts, while higher quality companies did not command as much of a performance premium as they have historically. Across regions, companies with good earnings trends and price momentum performed well during the period.

From a regional perspective, the U.S. was the top equity market, rising 32.60% as measured by the MSCI US IMI (net), on valuation expansion coupled with, to some extent, corporate earnings growth. As continued structural reform continued to take hold in Europe and investors began to look past first quarter country specific issues, Europe rallied. The MSCI Europe ex UK IMI (net) was up 28.78% during 2013, led by domestically focused companies, coupled with peripheral Europe, as Ireland and Spain’s returns outpaced Europe as a whole. Germany also rebounded, rising 31.66%. Japan’s equity market rose on the promise of Abenomics. While Japan was up 54%, it rose only 27% in USD terms, due to significant Yen depreciation arising from the Bank of Japan’s aggressive quantitative easing program. Conversely, Developed Asia ex-Japan and Canada lagged on Resources weakness, coupled with concerns about growth in emerging markets, important end markets for Developed Asian economies. Small cap stocks outpaced their larger cap counterparts during the period, with the MSCI World Small Cap Index (net) rising 32.38%. Small cap outperformance persisted across most regions in 2013, with the exception of Japan. Small cap European and U.S. stocks had the biggest outperformance versus their larger cap counterparts.

Emerging markets fell 2.20%, lagging developed markets by nearly 26%, as slowing growth, the impact of the Fed tapering its quantitative easing program, currency weakness amongst a number of countries, uncertainty surrounding China’s leadership transition and prospective

46	Annual Report	December 31, 2013

growth trajectory, and increased political uncertainty in select countries hampered investor sentiment on the region. While emerging markets overall fell, returns differed significantly during the year. Frontier markets rallied 26% on expectation of improving growth and consumer demand, while emerging markets small cap rose just over 1%, as measured by the MSCI Emerging Markets Small Cap (net) Index. Within emerging markets as a whole, Southeast Asian markets fell the most, led on the downside by Indonesia and Thailand on currency depreciation amidst the Fed’s tapering announcement and, to some extent, political unrest. Turkey also felt the brunt of political upheaval, evidenced by demonstrations in mid-year and a political corruption scandal at year end, with the market falling approximately 26% in USD terms. Brazil was another underperformer, given its Resources focus and continued slow growth. Conversely, the more export-oriented economies of Korea and Taiwan performed well, up approximately 8% and 11%, respectively, while China also rallied during the second half of the year as the new Chinese leadership began to discuss structural changes within the economy. Within Latin America, Mexico was the stand out performer on an improving U.S. outlook, coupled with structural reforms proposed by a newly elected government.

Portfolio Structure Implications

With emerging markets’ significant 2013 underperformance and significant valuation expansion in the U.S., valuation discrepancies among regions have expanded (see charts below). Emerging markets are trading at similar levels to their ten year averages, while U.S. valuations in particular appear extended. The emerging markets earnings revision ratio (diffusion index), while still the most negative, has begun to improve, signaling potential improvements in fundamental performance.

Regional Valuations and Earnings Revisions
12/31/13 vs. 10 Year History

Source: Factset

FY2 P/E Chart: Emerging markets valuations are similar over the ten year period, while U.S. valuations have increased, creating wider discrepancies among regions.

Earnings Revisions Ratio Chart: Emerging markets earnings revisions ratios, while still most negative, are beginning to show improvement.

Within this environment, the peripheral European countries and domestic oriented companies have rallied, but we continue to look for opportunities in companies that are geared to a cyclically improving Europe, with strong management teams and a focus on returns. On an absolute basis, Japan appears attractive as earnings revisions remain positive and valuation is supportive, although the impact of the upcoming consumption tax hike scheduled for April and continued work in progress on Abenomics’ growth arrow generate some uncertainties in the market’s trajectories. As a result, our focus remains on companies that reflect concrete measures of return improvement, along with those companies that are benefiting from strong organic growth. We remain cognizant of extended valuations in the U.S. and are focused on the valuation / growth trade-off amongst portfolio holdings and new ideas.

December 31, 2013	William Blair Funds	47

From an emerging markets perspective, we’ve begun to selectively add in China, where measures appear to be stabilizing on more clarity on the government’s priorities. In addition, given recent election results and the new head of the Reserve Bank of India, India appears to incrementally be improving. As a result, we are evaluating opportunities there, in addition to Mexico, which also has a new reform-minded government, and is benefiting from improving U.S. growth. Conversely, we remain concerned about broad prospects in select current account deficit countries that are also suffering political angst, such as Thailand, Turkey, and Brazil and, all things being equal, continue to de-emphasize holdings in these areas.

48	Annual Report	December 31, 2013

GLOBAL LEADERS FUND

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney David C. Fording

The William Blair Global Leaders Fund (Class N shares) posted a 20.86% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 23.55%.

Financials stock selection was a key contributor to results during the full year period, while Consumer Discretionary was also additive to results. The Fund’s persistent underweighting of the underperforming Resources sectors augmented full year performance as well. Mitigating these positive effects was Information Technology (“IT”) stock selection and Europe ex-UK and Emerging Asian positioning more broadly. Despite being overweighted in Europe, stock selection was negative in contrast to previous trends, as many of the Fund’s European holdings are global industry-leading companies with growing global footprints, as would be expected given our high quality growth focus. However, with increasing signs of stability in the peripheral regions of Europe, including the banking industry, and positive-albeit modest-growth within the core, investors favored more domestically-oriented companies as compared to the more globally-diversified leaders. This difference was especially pronounced as end-market demand in the emerging markets continued to slow. Thus, this year the more domestically-oriented cyclical European companies generally outperformed their peers. During the course of the year we did emphasize this change within our research effort and adjusted holdings accordingly, giving us confidence in our current positioning. Important adds to the Fund this year included Cap Gemini, the French IT services company; Vinci, the French construction and concessions company; easyjet, the pan-European low cost airline; and Geberit, the German plumbing manufacturer.

Industrials, IT, and Consumer Discretionary sectors remained overweighted at year end, at the expense of the Resources, Consumer Staples and, to some extent, Financials sectors. We also decreased Financials, though not reflective of a macro or sector view. The largest regional changes were to significantly add to Japanese holdings (+6.5% to 9.7% of the Fund), while reducing Europe a bit. Going forward, we continue to find Japan and pro-cyclical Europe as attractive regions while the U.S. has a more neutralized risk/reward profile given strong market returns in 2013 driven mostly by multiple expansion. The global emerging markets represent an interesting area of focus, given that the slowing expected growth has led to fairly dramatic stock underperformance and thus perhaps more realistic and compelling valuations.

December 31, 2013	William Blair Funds	49

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	20.86%	11.01%	18.30%	2.37%
Class I(a)	21.05	11.27	18.57	2.64
MSCI ACW IMI (net)(a)	23.55	9.82	15.62	2.11
Institutional Class(b)	21.23	—	—	20.06
MSCI ACW IMI (net)(b)	23.55	—	—	22.26
(a)	Since inception is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2013.
(b)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50	Annual Report	December 31, 2013

Global Leaders Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—46.5%

	Canada—2.8%
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	38,055	$1,478
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	10,359	611
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	56,900	1,995
			4,084
	United States—43.7%
*	Affiliated Managers Group, Inc. (Capital markets)	9,039	1,960
	American Express Co. (Consumer finance)	37,423	3,395
	Colgate-Palmolive Co. (Household products)	33,798	2,204
	Costco Wholesale Corporation (Food & staples retailing)	17,117	2,037
	Covidien plc (Health care equipment & supplies)†	32,429	2,209
*	Cyberonics, Inc. (Health care equipment & supplies)	3,432	225
*	Discovery Communications, Inc. Class “A” (Media)	19,633	1,775
*	Express Scripts Holding Co. (Health care providers & services)	35,198	2,472
	Fortune Brands Home & Security, Inc. (Building products)	44,666	2,041
*	Gilead Sciences, Inc. (Biotechnology)	17,354	1,304
*	Green Mountain Coffee Roasters, Inc. (Food products)	27,126	2,050
	Harley-Davidson, Inc. (Automobiles)	40,080	2,775
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	16,750	1,782
*	Jacobs Engineering Group, Inc. (Construction & engineering)	40,256	2,536
	JPMorgan Chase & Co. (Diversified financial services)	49,780	2,911
	Mastercard, Inc. Class “A” (IT services)	3,559	2,973
*	O’Reilly Automotive, Inc. (Specialty retail) .	14,534	1,871
*	Old Dominion Freight Line, Inc. (Road & rail)	22,183	1,176
*	Pandora Media, Inc. (Internet software & services)	28,318	753
*	priceline.com, Inc. (Internet & catalog retail)	2,279	2,649
	QUALCOMM, Inc. (Communications equipment)	37,669	2,797
*	Red Hat, Inc. (Software)	12,875	722
	Schlumberger, Ltd. (Energy equipment & services)†	37,737	3,401
	Starbucks Corporation (Hotels, restaurants & leisure)	22,466	1,761
	The Boeing Co. (Aerospace & defense)	23,767	3,244
	The Home Depot, Inc. (Specialty retail)	35,293	2,906
	The Toro Co. (Machinery)	18,452	1,174

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)

	United States—(continued)
	Union Pacific Corporation (Road & rail)	17,832	$2,996
	VF Corporation (Textiles, apparel & luxury goods)	35,977	2,243
	Williams-Sonoma, Inc. (Specialty retail)	33,032	1,925
			64,267
	Europe, Mid-East—17.3%

	France—6.3%
	BNP Paribas S.A. (Commercial banks)	43,989	3,428
	Cap Gemini S.A. (IT services)	37,786	2,554
	Technip S.A. (Energy equipment & services)	6,621	636
	Vinci S.A. (Construction & engineering)	40,026	2,628
			9,246
	Germany—1.8%
	Bayerische Motoren Werke AG (Automobiles)	23,174	2,717

	Ireland—2.5%
	Accenture plc Class “A” (IT services)†	32,293	2,655
	Paddy Power plc (Hotels, restaurants & leisure)	11,420	974
			3,629
	Israel—1.5%
*	Check Point Software Technologies, Ltd. (Software)†	33,790	2,180

	Sweden—0.9%
	Atlas Copco AB Class “A” (Machinery)	48,560	1,346

	Switzerland—4.3%
*	Geberit AG (Building products)	2,692	816
	Partners Group Holding AG (Capital markets)	7,284	1,943
	Roche Holding AG (Pharmaceuticals)	12,740	3,559
			6,318
	United Kingdom—13.3%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	92,136	1,677
	Ashmore Group plc (Capital markets)	228,359	1,518
	Babcock International Group plc (Commercial services & supplies)	49,258	1,105
	BG Group plc (Oil, gas & consumable fuels)	87,148	1,872
	Compass Group plc (Hotels, restaurants & leisure)	178,203	2,857
	easyJet plc (Airlines)	103,984	2,645
	Experian plc (Professional services)	116,891	2,156
	Hargreaves Lansdown plc (Capital markets)	41,826	938
	Prudential plc (Insurance)	111,901	2,483
	Rolls-Royce Holdings plc (Aerospace & defense)	112,415	2,373
			19,624

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	51

Global Leaders Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—9.7%
	Daikin Industries, Ltd. (Building products)	32,500	$2,021
	Denso Corporation (Auto components)	47,900	2,524
	Hoya Corporation (Electronic equipment, instruments & components)	22,400	622
	Keyence Corporation (Electronic equipment, instruments & components)	1,800	769
	Lawson, Inc. (Food & staples retailing)	21,500	1,607
	MISUMI Group, Inc. (Trading companies & distributors)	30,400	954
	ORIX Corporation (Diversified financial services)	151,600	2,659
	Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	60,800	3,129
			14,285
	Emerging Asia—6.7%

	China—1.1%
*	Baidu, Inc.—ADR (Internet software & services)	9,242	1,644

	India—1.3%
	Tata Motors, Ltd. (Automobiles)	312,923	1,905

	Indonesia—0.8%
	PT Bank Rakyat Indonesia Persero Tbk (Commercial banks)	1,884,000	1,122

	South Korea—1.1%
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,209	1,572

	Taiwan—2.4%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	68,000	767
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	160,159	2,793
			3,560
	Emerging Latin America—2.6%

	Brazil—1.3%
	Cielo S.A. (IT services)	36,300	1,010
	Kroton Educacional S.A. (Diversified consumer services)	52,200	869
			1,879
	Panama—1.3%
	Copa Holdings S.A. Class “A” (Airlines)†	12,087	1,935

	Asia—1.6%

	Hong Kong—1.6%
	AIA Group, Ltd. (Insurance)	480,000	2,408
Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—0.6%

South Africa—0.6%
Bidvest Group, Ltd. (Industrial conglomerates)	32,496	$831

Total Common Stocks—98.3% (cost $121,758)		144,552

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $1,344, collateralized by FNMA, 2.360%, due 12/14/22	$1,344	1,344

Total Repurchase Agreement—0.9% (cost $1,344)		1,344
Total Investments—99.2% (cost $123,102)		145,896
Cash and other assets, less liabilities—0.8%		1,187
Net assets—100.0%		$147,083

ADR = American Depository Receipt
† U.S. listed foreign security
* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	22.1%
Consumer Discretionary	21.5%
Financials	20.3%
Information Technology	17.1%
Health Care	8.0%
Energy	5.5%
Consumer Staples	5.5%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	53.6%
British Pound Sterling	13.6%
Japanese Yen	9.9%
Euro	8.9%
Swiss Franc	4.4%
Hong Kong Dollar	1.7%
Canadian Dollar	1.4%
Indian Rupee	1.3%
Brazilian Real	1.3%
South Korean Won	1.1%
All Other Currencies	2.8%
Total	100.0%

See accompanying Notes to Financial Statements.

52	Annual Report	December 31, 2013

GLOBAL SMALL CAP GROWTH FUND

The Global Small Cap Growth Fund seeks long-term capital appreciation.

Andrew G. Flynn Matthew A. Litfin Karl W. Brewer Jeffrey A. Urbina

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Global Small Cap Growth Fund (Class N shares) posted a 24.75% increase, net of fees, since its inception on April 10, 2013 through December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI All Country World Small Cap Index (net) (the “Index”), increased 19.17%.

The Fund’s Consumer Discretionary holdings rose 36%, against the 27% gain posted by the Index, led by outperformance in Textiles, Apparel and Luxury Goods anchored by U.K. apparel merchant Ted Baker and by strength in European and Japanese Auto Component providers. The Fund’s Consumer Staples stocks rose 41%, outperforming the Index by 26%, led by the successful public offering of food retailer Sprouts Family Market and personal care products provider Nu Skin Enterprises, both U.S.-based entities. The Fund’s Financials holdings appreciated by 14%, modestly outpacing the Index by 3%, as strength in investment managers and consumer finance stocks more than offset weakness posted by commercial banks and real estate developers based in the emerging markets. Industrials rose 30%, against the 25% gain registered by the Index, led by strength in construction and machinery stocks.

Regionally, U.S.-based stocks outperformed the Index by 12%, Japanese stocks outpaced the Index by 8%, and Asia ex-Japan outperformed by 19%. U.K. and Europe ex-U.K. stocks each outdistanced the Index by 11%. Emerging Asia stocks underperformed the Index by 12% while Emerging Europe, the Middle East and Africa and Emerging Latin America outperformed by 18% and 13%, respectively. The 43% U.S. weighting during the period, 8% below the Index, detracted from performance while the Fund’s 11% U.K. weighting, 4% above the Index, was additive to performance.

At year end, the Fund’s largest sector weighting was Industrials at approximately 24%, significantly higher than the Index’s 18% weight, given the Fund’s sizable focus on commercial and professional services as well as machinery. The Fund’s Industrials weighting rose 2% since inception to reflect broadening economic growth. Consumer Discretionary (17%, in line with the Index) and Information Technology (16% versus 13% in the Index) also were significant Fund exposures, with each rising 1%. Financials (underweight at 16% versus 21% in the Index) and Consumer Staples (1% versus 4% in the Index) each fell 1% as the Fund’s emerging markets exposure was reduced.

Regionally, the Fund’s U.S. exposure declined 2% and ended at 43%, compared to the Index’s 52% current weighting. The Fund’s emerging market exposure fell from 21% to 15%, which is still above the Index’s 10%, as economic growth and the near-term earnings outlook in many emerging market countries deteriorated. In contrast the Fund’s Europe (ex-U.K.) weighting rose 7% to 17% (versus the Index’s 13%) reflecting continued economic healing in Europe, while the Fund’s U.K. weighting rose 2 percentage points to 11% (versus 7%) as the U.K. economy improved and as good new investment ideas surfaced. The Fund’s Japanese weighting at year end stood at 7%, modestly below the Index’s 9% weighting.

December 31, 2013	William Blair Funds	53

Global Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
Since
Inception(a)
Class N	24.75%
Class I	25.00
MSCI ACW Small Cap (net)	19.17

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses to the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Small Cap Index (net) is a free float-adjusted market capitalization index designed to measure global developed and emerging market small capitalization equity performance. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

54	Annual Report	December 31, 2013

Global Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—44.0%

	Canada—1.3%
*	Novadaq Technologies, Inc. (Health care equipment & supplies)†	7,246	$120
	Trilogy Energy Corporation (Oil, gas & consumable fuels)	3,900	101
			221

	United States—42.7%
*	Align Technology, Inc. (Health care equipment & supplies)	3,064	175
*	AMN Healthcare Services, Inc. (Health care providers & services)	8,694	128
*	Astronics Corporation (Aerospace & defense)	3,921	200
*	Atwood Oceanics, Inc. (Energy equipment & services)	3,096	165
*	Cardtronics, Inc. (IT services)	3,669	159
	CBOE Holdings, Inc. (Diversified financial services)	3,413	177
*	CommVault Systems, Inc. (Software)	2,330	174
*	Cvent, Inc. (Internet software & services)	3,867	141
*	Cyberonics, Inc. (Health care equipment & supplies)	3,053	200
*	Encore Capital Group, Inc. (Consumer finance)	4,022	202
*	First Cash Financial Services, Inc. (Consumer finance)	2,100	130
*	Franklin Covey Co. (Professional services)	8,597	171
	FXCM, Inc. Class “A” (Capital markets)	9,085	162
*	Gentherm, Inc. (Auto components)	6,095	163
*	Globus Medical, Inc. Class “A” (Health care equipment & supplies)	8,946	180
	Graco, Inc. (Machinery)	1,623	127
	Healthcare Services Group, Inc. (Commercial services & supplies)	6,835	194
	HealthSouth Corporation (Health care providers & services)	5,389	180
	HEICO Corporation (Aerospace & defense)	2,935	170
*	Huron Consulting Group, Inc. (Professional services)	2,662	167
*	IPG Photonics Corporation (Electronic equipment, instruments & components)	2,298	178
	j2 Global, Inc. (Internet software & services)	3,835	192
	Jones Lang LaSalle, Inc. (Real estate management & development)	1,645	168
*	Krispy Kreme Doughnuts, Inc. (Hotels, restaurants & leisure)	8,711	168
*	LifeLock, Inc. (Diversified consumer services)	12,051	198
*	Ligand Pharmaceuticals, Inc. Class “B” (Biotechnology)	2,550	134
	LPL Financial Holdings, Inc. (Capital markets)	3,830	180
*	Middleby Corporation (Machinery)	686	165

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)

	United States—(continued)
	Monotype Imaging Holdings, Inc. (Software)	7,536	$240
*	Old Dominion Freight Line, Inc. (Road & rail)	4,918	261
*	Portfolio Recovery Associates, Inc. (Consumer finance)	2,742	145
	Rollins, Inc. (Commercial services & supplies)	5,062	153
*	RPX Corporation (Professional services)	7,971	135
*	Signature Bank (Commercial banks)	1,966	211
*	Sirona Dental Systems, Inc. (Health care equipment & supplies)	2,560	180
	Six Flags Entertainment Corporation (Hotels, restaurants & leisure)	4,473	165
*	Team Health Holdings, Inc. (Health care providers & services)	4,559	208
	Techne Corporation (Life sciences tools & services)	1,366	129
	Texas Roadhouse, Inc. (Hotels, restaurants & leisure)	5,994	167
	The Corporate Executive Board Co. (Professional services)	2,630	204
	The Toro Co. (Machinery)	3,428	218
	US Ecology, Inc. (Commercial services & supplies)	4,087	152
	Watsco, Inc. (Trading companies & distributors)	1,307	126
			7,442

	Europe, Mid-East—16.8%

	Belgium—0.6%
	Melexis N.V. (Semiconductors & semiconductor equipment)	3,332	106

	Denmark—0.7%
	GN Store Nord A/S (Health care equipment & supplies)	5,179	127

	France—0.9%
*	GameLoft SE (Software)	14,882	168

	Germany—3.1%
	Aurelius AG (Capital markets)	5,175	210
	Bertrandt AG (Professional services)	718	110
	Norma Group SE (Machinery)	2,153	107
	Wincor Nixdorf AG (Computers & peripherals)	1,661	115
			542

	Israel—0.9%
	Frutarom Industries, Ltd. (Chemicals)	7,173	151

	Italy—2.3%
	Azimut Holding SpA (Capital markets)	5,377	147
	Brembo SpA (Auto components)	4,098	110
*	Moncler SpA (Textiles, apparel & luxury goods)	6,712	146
			403

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	55

Global Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)

	Netherlands—0.7%
	Frank’s International N.V. (Energy equipment & services)†	4,484	$121

	Norway—2.5%
	Borregaard ASA (Chemicals)	36,333	181
	Fred Olsen Energy ASA (Energy equipment & services)	2,770	113
	Opera Software ASA (Internet software & services)	10,332	141
			435

	Sweden—3.0%
	AddTech AB Class “B” (Trading companies & distributors)	7,843	129
	Axis Communications AB (Electronic equipment, instruments & components)	3,520	122
	Nolato AB Class “B” (Communications equipment)	5,613	128
*	Swedish Orphan Biovitrum AB (Biotechnology)	13,622	141
			520

	Switzerland—2.1%
*	Basilea Pharmaceutica (Biotechnology)	1,130	133
*	Implenia AG (Construction & engineering)	1,537	112
	VZ Holding AG (Capital markets)	621	116
			361

	Emerging Asia—12.0%

	China—2.9%
	Hilong Holding, Ltd. (Energy equipment & services)	129,000	110
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	11,528	218
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	107,000	104
	Travelsky Technology, Ltd. Class “H” (IT services)	83,000	82
			514

	India—2.8%
	Amara Raja Batteries, Ltd. (Electrical equipment)	28,509	155
	Mahindra & Mahindra Financial Services, Ltd. (Consumer finance)	39,907	207
	Persistent Systems, Ltd. (IT services)	8,120	129
			491

	Malaysia—0.6%
	Silverlake Axis, Ltd. (Software)	155,000	108

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	South Korea—1.4%
	Halla Visteon Climate Control Corporation (Auto components)	3,050	$112
	Hanssem Co., Ltd. (Household durables)	2,730	130
			242

	Taiwan—3.5%
	King Slide Works Co., Ltd. (Machinery)	16,000	181
	Merida Industry Co., Ltd. (Leisure equipment & products)	16,000	116
	Wowprime Corporation (Hotels, restaurants & leisure)	11,000	183
	Yungtay Engineering Co., Ltd. (Machinery)	43,000	123
			603

	Thailand—0.8%
	LPN Development PCL (Real estate management & development)	109,500	52
	Tisco Financial Group PCL (Commercial banks)	78,110	91
			143

	United Kingdom—10.6%
	Aveva Group plc (Software)	2,759	99
*	BTG plc (Pharmaceuticals)	12,636	120
	Cineworld Group plc (Media)	17,694	111
	Countrywide plc (Real estate management & development)	10,591	104
	Hays plc (Professional services)	55,527	119
	Howden Joinery Group plc (Specialty retail)	27,251	156
	Keller Group plc (Construction & engineering)	7,730	147
	M&C Saatchi plc (Media)	20,725	114
*	Nanoco Group plc (Semiconductors & semiconductor equipment)	33,519	80
	Rightmove plc (Media)	2,395	109
	Scapa Group plc (Chemicals)	70,199	133
	Senior plc (Machinery)	27,832	142
	Spirax-Sarco Engineering plc (Machinery) .	2,635	131
	Ted Baker plc (Textiles, apparel & luxury goods)	4,328	164
	The Restaurant Group plc (Hotels, restaurants & leisure)	12,361	121
			1,850

	Japan—7.4%
	Meitec Corporation (Professional services)	3,700	100
	MISUMI Group, Inc. (Trading companies & distributors)	4,300	135
	Nihon Kohden Corporation (Health care equipment & supplies)	3,200	112
	Nihon M&A Center, Inc. (Professional services)	2,100	141
	Nissan Chemical Industries, Ltd. (Chemicals)	7,000	111

See accompanying Notes to Financial Statements.

56	Annual Report	December 31, 2013

Global Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Otsuka Corporation (IT services)	1,100	$140
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	1,600	103
Start Today Co., Ltd. (Internet & catalog retail)	5,400	134
Sundrug Co., Ltd. (Food & staples retailing)	1,600	71
TS Tech Co., Ltd. (Auto components)	4,800	162
United Arrows, Ltd. (Specialty retail)	2,100	79
		1,288

Asia—2.5%

Australia—1.2%
DuluxGroup, Ltd. (Chemicals)	20,362	98
FlexiGroup, Ltd. (Consumer finance)	27,380	109
		207

New Zealand—0.8%
Ryman Healthcare, Ltd. (Health care providers & services)	20,293	131

Singapore—0.5%
ARA Asset Management Ltd.—144A (Capital markets)	62,000	91

Emerging Africa—2.1%

Kenya—0.8%
Safaricom, Ltd. (Wireless telecommunication services)	1,080,100	137

South Africa—1.3%
Coronation Fund Managers, Ltd. (Capital markets)	16,543	126
Famous Brands, Ltd. (Hotels, restaurants & leisure)	11,314	103
		229

Emerging Latin America—0.6%

Brazil—0.6%
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	10,700	101

Total Common Stocks—96.0% (cost $14,245)		16,732

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $858, collateralized by FHLB, 3.500%, due 3/4/33	$858	$858

Total Repurchase Agreement—4.9% (cost $858)		858
Total Investments—100.9% (cost $15,103)		17,590
Liabilities, plus cash and other assets—(0.9)%		(165)
Net assets—100.0%		$17,425

*	Non-income producing securities
†	= U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	25.5%
Consumer Discretionary	17.4%
Information Technology	16.9%
Financials	16.3%
Health Care	15.0%
Materials	4.0%
Energy	3.7%
Telecommunication Services	0.8%
Consumer Staples	0.4%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	47.2%
British Pound Sterling	11.1%
Japanese Yen	7.7%
Euro	7.3%
New Taiwan Dollar	3.6%
Swedish Krona	3.1%
Indian Rupee	2.9%
Norwegian Krone	2.6%
Swiss Franc	2.2%
Hong Kong Dollar	1.8%
South Korean Won	1.4%
South African Rand	1.4%
Australian Dollar	1.2%
Singapore Dollar	1.2%
All Other Currencies	5.3%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	57

INTERNATIONAL LEADERS FUND

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney Simon Fennell

The William Blair International Leaders Fund (Class N shares) posted an 18.75% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 15.82%.

Similar to fourth quarter results, Consumer Discretionary stock selection added value during 2013. Financials stock selection also was a key contributor to outperformance due, in large part, to Japanese Financials specifically and Insurance overall. The Fund’s persistent Materials underweighting and strong stock selection augmented full year performance as well. Despite broadly favorable regional and sectoral positioning during the year, European performance was particularly frustrating. While the Fund was overweighted in Europe, stock selection was negative in contrast to previous trends, as many of the Fund’s European holdings were global industry-leading companies with growing global footprints, as would be expected given our high quality growth focus. However, with increasing signs of stability in peripheral Europe, including the banking industry, and positive– albeit modest–growth within the core, investors favored more domestically-oriented companies as compared to the more globally-diversified leaders. This difference was especially pronounced as emerging markets end-market demand continued to slow. Thus, the more domestically-oriented cyclical European companies generally outperformed their peers. During the course of the year we did emphasize this change within our research effort and adjusted holdings accordingly, giving us confidence in our current positioning. Important adds to the Fund this year included Cap Gemini, the French information technology (“IT”) services company; Vinci, the French construction and concessions company; ProSieben, the German media company; and Amadeus, the Spanish IT solutions company, along with WPP, the U.K. advertising company, which are all exposed to improving European spending.

Industrials and Consumer Discretionary remained overweighted (both increased during the year), at the expense of the Resources and Consumer Staples sectors. We also moved Financials from a modest overweight to modest underweight-though not reflective of a macro or sector view. The largest regional changes were to significantly add to Japanese holdings (+10.7% to 20.7% of the Fund), while reducing Europe. Emerging markets positions were reduced gradually during the year, and are approximately 9% below the Index.

58	Annual Report	December 31, 2013

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	Since Inception
Class N(a)	18.75%	19.92%
Class I(a)	19.10	20.25
MSCI ACW Ex-U.S. IMI (net)(a)	15.82	18.90
Institutional Class(b)	19.39	22.09
MSCI ACW Ex-U.S. IMI (net)(b)	15.82	18.04

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to December 31, 2013.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	William Blair Funds	59

International Leaders Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—33.0%

	Denmark—1.6%
	Coloplast A/S Class “B” (Health care equipment & supplies)	16,647	$1,102

	Finland—1.9%
	Sampo Class “A” (Insurance)	26,058	1,281

	France—10.0%
	BNP Paribas S.A. (Commercial banks)	32,195	2,509
	Cap Gemini S.A. (IT services)	18,467	1,248
	Dassault Systemes S.A. (Software)	9,440	1,172
	Technip S.A. (Energy equipment & services)	4,442	427
	Vinci S.A. (Construction & engineering)	22,963	1,507
			6,863

	Germany—5.4%
	Bayerische Motoren Werke AG (Automobiles)	14,690	1,722
	Brenntag AG (Trading companies & distributors)	5,031	933
	ProSiebenSat.1 Media AG (Media)	15,245	755
	Rational AG (Machinery)	1,039	345
			3,755

	Ireland—1.3%
*	Ryanair Holdings plc—ADR (Airlines)	18,924	888

	Israel—1.6%
*	Check Point Software Technologies, Ltd. (Software)†	17,061	1,101

	Norway—0.5%
	Telenor ASA (Diversified telecommunication services)	14,680	350

	Spain—2.3%
	Amadeus IT Holding S.A. Class “A” (IT services)	5,194	222
	Inditex S.A. (Specialty retail)	8,458	1,394
			1,616

	Switzerland—8.4%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	15,038	1,497
*	Geberit AG (Building products)	3,750	1,137
	Partners Group Holding AG (Capital markets)	4,119	1,098
	Roche Holding AG (Pharmaceuticals)	7,316	2,044
			5,776

	United Kingdom—24.3%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	42,910	781
	Babcock International Group plc (Commercial services & supplies)	46,152	1,036
	Berkeley Group Holdings plc (Household durables)	27,389	1,205

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
BG Group plc (Oil, gas & consumable fuels)	42,969	$923
Compass Group plc (Hotels, restaurants & leisure)	118,149	1,894
Diageo plc (Beverages)	21,053	697
Experian plc (Professional services)	33,812	624
HSBC Holdings plc (Commercial banks)	128,003	1,389
IMI plc (Machinery)	34,318	867
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	34,837	1,161
Johnson Matthey plc (Chemicals)	20,336	1,105
Meggitt plc (Aerospace & defense)	122,528	1,070
Rolls-Royce Holdings plc (Aerospace &defense)	41,225	870
St James’s Place plc (Insurance)	95,267	1,148
Tullow Oil plc (Oil, gas & consumable fuels)	45,737	648
WPP plc (Media)	55,537	1,269
		16,687

Japan—20.7%
Astellas Pharma, Inc. (Pharmaceuticals)	12,200	722
Daikin Industries, Ltd. (Building products)	20,900	1,300
Denso Corporation (Auto components)	26,900	1,418
Fuji Heavy Industries, Ltd. (Automobiles)	49,459	1,416
Hoya Corporation (Electronic equipment, instruments & components)	15,800	438
Keyence Corporation (Electronic equipment, instruments & components)	3,200	1,367
Lawson, Inc. (Food & staples retailing)	12,600	942
MISUMI Group, Inc. (Trading companies & distributors)	22,400	703
ORIX Corporation (Diversified financial services)	108,200	1,898
Secom Co., Ltd. (Commercial services & supplies)	20,500	1,234
Shin-Etsu Chemical Co., Ltd. (Chemicals)	14,500	845
Start Today Co., Ltd. (Internet & catalog retail)	9,600	238
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	33,900	1,745
		14,266

Asia—6.8%

Australia—1.9%
CSL, Ltd. (Biotechnology)	1,093	1,299

Hong Kong—4.9%
AIA Group, Ltd. (Insurance)	408,600	2,050
MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	308,000	1,316
		3,366

See accompanying Notes to Financial Statements.

60	Annual Report	December 31, 2013

International Leaders Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—6.5%

	China—3.1%
*	Baidu, Inc.—ADR (Internet software & services)	2,053	$365
	CIMC Enric Holdings, Ltd. (Machinery)	212,000	342
	Tencent Holdings, Ltd. (Internet software & services)	22,500	1,433
			2,140
	India—1.5%
	Tata Motors, Ltd.—ADR (Automobiles)	33,514	1,032

	Indonesia—1.0%
	PT Bank Rakyat Indonesia Persero Tbk (Commercial banks)	1,091,000	650

	South Korea—0.9%
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	486	632

	Emerging Africa—4.1%

	Kenya—0.7%
	Safaricom, Ltd. (Wireless telecommunication services)	3,513,700	444

	South Africa—3.4%
	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	24,272	622
	Bidvest Group, Ltd. (Industrial conglomerates)	32,183	823
	Discovery, Ltd. (Insurance)	114,403	922
			2,367

	Canada—1.9%
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	33,071	1,284

	Emerging Latin America—1.2%

	Brazil—1.2%
	Cielo S.A. (IT services)	16,600	462
	Kroton Educacional S.A. (Diversified consumer services)	23,100	384
			846

	Total Common Stocks—98.5% (cost $57,283)		67,745

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/12/14, repurchase price $557, collateralized by FHLB, 3.500%, due 3/4/33	$557	$557

Total Repurchase Agreement—0.8% (cost $557)		557
Total Investments—99.3% (cost $57,840)		68,302
Cash and other assets, less liabilities—0.7%		472
Net assets—100.0%		$68,774

ADR = American Depository Receipt

*	Non-income producing securities
†	U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	24.7%
Financials	23.6%
Industrials	20.2%
Information Technology	13.6%
Health Care	8.5%
Energy	2.9%
Materials	2.9%
Consumer Staples	2.4%
Telecommunication Services	1.2%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	22.6%
Japanese Yen	21.1%
Euro	20.0%
Hong Kong Dollar	9.6%
Swiss Franc	8.5%
U.S. Dollar	6.9%
South African Rand	3.5%
Australian Dollar	1.9%
Danish Krone	1.6%
Brazilian Real	1.2%
All Other Currencies	3.1%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	61

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David Merjan

The William Blair International Equity Fund (Class N shares) posted a 19.47% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 21.02%.

The Fund’s year to date underperformance relative to the Index was driven largely by the Fund’s underweighting in Japan, given such strong performance there, and emerging markets exposure, in addition to Europe ex-U.K., Energy, Consumer Staples, and Telecom Services stock selection. European underperformance was generally driven by a lack of the strongly rallying peripheral banks, luxury holding underperformance, and weakness in Energy, Industrials, and Information Technology (“IT”). Energy stock selection was dragged by weaker than expected exploration results, in addition to weakness in emerging markets names. Consumer Staples performance was hampered by select emerging markets holdings, while Telecom Services was hurt by the investment in China Mobile during part of the year, in addition to limited exposure to Softbank, which rallied on the pending IPO of Alibaba, which it partially owns, along with performance at a number of its other partially owned subsidiaries. This underperformance was somewhat mitigated by sector positioning, in addition to strong Industrials stock selection, and regional stock selection overall. Specifically, the Fund’s overweighting in Industrials and IT at the expense of Consumer Staples and Resources added value. From a regional perspective, the Fund added significant value in Japan, as holdings were up nearly 49%, well ahead of the 27% Index gain, as the Fund’s focus on Auto-related holdings and Financials added value. Moreover, the overweighting and stock selection in Japanese IT augmented results, as did stock selection in Industrials. Overall Industrials stock selection benefited from the overweighting and stock selection in Commercial Services holdings, combined with good results by Rolls Royce and IMI, the U.K. pneumatic company. The overweighting in Airlines also added value during the period.

Over the last 12 months, Consumer Staples decreased approximately 4% and remained underweighted versus the Index, given high relative valuations and moderating growth prospects. This reduction funded an increase in Consumer Discretionary holdings, particularly in auto-related and media holdings on improving demand and ad spend. Financials also increased to 25% of the Fund, as additional holdings in Capital Markets, Commercial Banks, and Insurance holdings more than offset the reduction in real estate. Despite this increase, Financials was modestly underweighted versus the Index. Materials was nearly halved on a reduction in Metals/Mining names amidst slowing demand and increased supply, and a select reduction in Chemicals holdings, while Industrials was increased to approximately 19%, well above the Index weighting on increases across most industries. Regionally, we substantially increased Japan on an improving macroeconomic environment and corporate earnings prospects from around 11% to over 22% of the portfolio, above the 19% Index weighting. While yen sensitive names benefited from yen weakness due, in part, to the quantitative easing by the Japanese central bank, the Fund is currently structured to capitalize on a stronger domestic economy. As a result, it is focused on Financials and IT holdings, which we expect to be strong beneficiaries if Prime Minister Abe’s reform program succeeds. Similarly, the U.K. increased from nearly 21% to approximately 28.5% of the Fund. Conversely, Europe was underweighted, due largely to limited Consumer Staples, Financials, Industrials, and Energy holdings, which more than offset higher Consumer Discretionary and Healthcare holdings. Emerging markets represented approximately 11% of the Fund at year end with a focus on Asia, a reduction from year end 2012, when emerging markets totaled 13%, due to an elimination of Europe, the Middle East and Africa holdings and a reduction in Latin America.

62	Annual Report	December 31, 2013

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	19.47%	6.96%	12.49%	5.52%
Class I	19.74	7.22	12.74	5.79
MSCI World Ex-U.S. Index (net)	21.02	7.34	12.49	7.45

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	William Blair Funds	63

International Equity Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—32.2%

	Belgium—1.4%
	UCB S.A. (Pharmaceuticals)	14,655	$1,091

	Denmark—1.8%
	Coloplast A/S Class “B” (Health care equipment & supplies)	11,030	730
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	3,680	675
			1,405

	France—5.8%
	BNP Paribas S.A. (Commercial banks)	18,527	1,444
	Cap Gemini S.A. (IT services)	8,055	545
	Havas S.A. (Media)	100,359	826
	L’Oreal S.A. (Personal products)	3,814	670
	Total S.A. (Oil, gas & consumable fuels)	18,954	1,161
			4,646

	Germany—7.1%
	BASF SE (Chemicals)	17,071	1,820
	Bayer AG (Pharmaceuticals)	12,350	1,732
	Bayerische Motoren Werke AG (Automobiles)	9,402	1,102
	Continental AG (Auto components)	4,459	978
			5,632

	Ireland—1.1%
	Shire plc (Pharmaceuticals)	18,797	888

	Italy—1.0%
	Intesa Sanpaolo SpA (Commercial banks)	312,288	771

	Netherlands—2.2%
	Koninklijke Philips N.V. (Industrial conglomerates)	24,941	914
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	17,705	813
			1,727

	Norway—1.3%
	Telenor ASA (Diversified telecommunication services)	45,001	1,073

	Spain—1.4%
	Atresmedia Corporation de Medios de Comunicaion S.A. (Media)	28,159	466
	Inditex S.A. (Specialty retail)	4,013	661
			1,127

	Sweden—1.3%
	Atlas Copco AB Class “A” (Machinery)	36,478	1,011

	Switzerland—7.8%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	11,174	1,112
	Credit Suisse Group AG (Capital markets)	36,090	1,103
*	Geberit AG (Building products)	2,162	656
	Nestle S.A. (Food products)	10,179	745
	Roche Holding AG (Pharmaceuticals)	6,119	1,710
	Syngenta AG (Chemicals)	2,339	931
			6,257

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—28.3%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	54,330	$989
	Babcock International Group plc (Commercial services & supplies)	49,277	1,106
	BG Group plc (Oil, gas & consumable fuels)	31,558	678
	Compass Group plc (Hotels, restaurants & leisure)	127,180	2,038
	Diageo plc (Beverages)	33,935	1,124
	Experian plc (Professional services)	33,979	627
	HSBC Holdings plc (Commercial banks)	109,111	1,197
	IMI plc (Machinery)	50,871	1,285
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	24,508	817
*	Lloyds Banking Group plc (Commercial banks)	1,036,995	1,354
	Next plc (Multiline retail)	7,235	653
	Prudential plc (Insurance)	62,343	1,383
	Reckitt Benckiser Group plc (Household products)	7,725	613
	Regus plc (Commercial services & supplies)	197,862	712
	Rio Tinto plc (Metals & mining)	32,278	1,822
	Rolls-Royce Holdings plc (Aerospace & defense)	48,681	1,028
	St James’s Place plc (Insurance)	95,920	1,156
	Standard Life plc (Insurance)	169,821	1,011
	Travis Perkins plc (Trading companies & distributors)	32,063	994
	Tullow Oil plc (Oil, gas & consumable fuels)	54,302	769
	Wolseley plc (Trading companies & distributors)	20,041	1,137
			22,493

	Japan—22.5%
	Astellas Pharma, Inc. (Pharmaceuticals)	16,200	958
	Daikin Industries, Ltd. (Building products)	19,200	1,194
	Denso Corporation (Auto components)	20,900	1,101
	Fuji Heavy Industries, Ltd. (Automobiles)	21,700	621
	Hoya Corporation (Electronic equipment, instruments & components)	27,500	763
	IT Holdings Corporation (IT services)	36,300	572
	Keyence Corporation (Electronic equipment, instruments & components)	1,500	641
	Mitsubishi UFJ Financial Group, Inc. (Commercial banks)	151,200	996
	Nidec Corporation (Electrical equipment)	8,300	812
	Nihon M&A Center, Inc. (Professional services)	10,500	707
	Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	66	631
	Nuflare Technology, Inc. (Semiconductors & semiconductor equipment)	4,600	571
	Obic Co., Ltd. (IT services)	14,650	432
	ORIX Corporation (Diversified financial services)	67,500	1,184

See accompanying Notes to Financial Statements.

64	Annual Report	December 31, 2013

International Equity Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Otsuka Corporation (IT services)	6,400	$815
	SCSK Corporation (IT services)	2,283	60
	Seino Holdings Co., Ltd. (Road & rail)	73,000	765
	Softbank Corporation (Wireless telecommunication services)	8,200	716
	Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	30,600	1,575
	Sumitomo Mitsui Trust Holdings, Inc. (Commercial banks)	239,000	1,257
	Suruga Bank, Ltd. (Commercial banks)	36,000	645
*	Trend Micro, Inc. (Software)	26,700	933
			17,949

	Emerging Asia—9.6%

	China—3.3%
	China Everbright International, Ltd. (Commercial services & supplies)	525,000	700
	China Oilfield Services, Ltd. (Energy equipment & services)	354,000	1,098
	CNOOC, Ltd. (Oil, gas & consumable fuels) .	446,000	829
			2,627

	India—2.2%
	HDFC Bank, Ltd.—ADR (Commercial banks)	29,813	1,027
	Tata Consultancy Services, Ltd. (IT services)	20,484	720
			1,747

	Papua New Guinea—0.6%
	Oil Search, Ltd. (Oil, gas & consumable fuels)	66,846	484

	South Korea—1.1%
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	674	876

	Taiwan—2.4%
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	21,000	856
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	73,000	1,087
			1,943

	Asia—3.2%

	Hong Kong—2.3%
	AIA Group, Ltd. (Insurance)	361,200	1,812

	Singapore—0.9%
	Keppel REIT (Real estate investment trusts (REITs))	785,800	738

	Canada—2.2%
	Canadian National Railway Co. (Road & rail)†	18,248	1,040
	CI Financial Corporation (Capital markets)	20,406	679
			1,719

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—1.5%

Mexico—0.7%
Grupo Lala S.A.B. de C.V. (Food products)	251,000	$556

Panama—0.8%
Copa Holdings S.A. Class “A” (Airlines)†	3,796	608

Total Common Stocks—99.5% (cost $62,867)		79,180
Total Investments—99.5% (cost $62,867)		79,180
Cash and other assets, less liabilities—0.5%		398
Net assets—100.0%		$79,578

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	25.2%
Industrials	19.3%
Information Technology	13.5%
Consumer Discretionary	13.1%
Health Care	9.8%
Energy	6.3%
Materials	5.8%
Consumer Staples	4.7%
Telecommunication Services	2.3%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	29.5%
Japanese Yen	22.7%
Euro	17.9%
Swiss Franc	7.9%
Hong Kong Dollar	5.6%
U.S. Dollar	4.4%
New Taiwan Dollar	2.4%
Danish Krone	1.8%
Norwegian Krone	1.4%
Swedish Krona	1.3%
South Korean Won	1.1%
All Other Currencies	4.0%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	65

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David Merjan

The William Blair Institutional International Equity Fund posted a 19.78% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 21.02%.

The Fund’s year to date underperformance relative to the Index was driven largely by the Fund’s underweighting in Japan, given such strong performance there, and emerging markets exposure, in addition to Europe ex-U.K., Energy, Consumer Staples, and Telecom Services stock selection. European underperformance was generally driven by a lack of the strongly rallying peripheral banks, luxury holding underperformance, and weakness in Energy, Industrials, and Information Technology (“IT”). Energy stock selection was dragged by weaker than expected exploration results, in addition to weakness in emerging markets names. Consumer Staples performance was hampered by select emerging markets holdings, while Telecom Services was hurt by the investment in China Mobile during part of the year, in addition to limited exposure to Softbank, which rallied on the pending IPO of Alibaba, which it partially owns, along with performance at a number of its other partially owned subsidiaries. Somewhat offsetting these results was positive general sector positioning, in addition to strong Industrials stock selection, and regional stock selection overall. Specifically, the Fund’s overweighting in Industrials and IT at the expense of Consumer Staples and Resources added value. From a regional perspective, the Fund added significant value in Japan, as holdings were up nearly 49%, well ahead of the 27% Index gain, as the Fund’s focus on Auto-related holdings and Financials added value. Moreover, the overweighting and stock selection in Japanese IT augmented results, as did stock selection in Industrials. Overall Industrials stock selection benefited from the overweighting and stock selection in Commercial Services holdings, combined with good results by Rolls Royce and IMI, the U.K. pneumatic company. The overweighting in Airlines also added value during the period.

Over the last 12 months, Consumer Staples decreased approximately 4% and remained underweighted versus the Index, given high relative valuations and moderating growth prospects. This reduction funded an increase in Consumer Discretionary holdings, particularly in auto-related and media holdings on improving demand and ad spend. Financials also increased to 25% of the Fund, as additional holdings in Capital Markets, Commercial Banks, and Insurance holdings more than offset the reduction in real estate. Despite this increase, Financials was modestly underweighted versus the Index. Materials was nearly halved on a reduction in Metals/Mining names amidst slowing demand and increased supply, and a select reduction in Chemicals holdings, while Industrials was increased to approximately 19%, well above the Index weighting on increases across most industries. Regionally, we substantially increased Japan on an improving macroeconomic environment and corporate earnings prospects from around 11% to over 22% of the portfolio, above the 19% Index weighting. While yen sensitive names benefited from yen weakness due, in part, to the quantitative easing by the Japanese central bank, the Fund is currently structured to capitalize on a stronger domestic economy. As a result, it is focused on Financials and IT holdings, which we expect to be strong beneficiaries if Prime Minister Abe’s reform program succeeds. Similarly, the U.K. increased from nearly 21% to approximately 28.5% of the Fund. Conversely, Europe was underweighted, due largely to limited Consumer Staples, Financials, Industrials, and Energy holdings, which more than offset higher Consumer Discretionary and Healthcare holdings. Emerging markets represented approximately 11% of the Fund at year end with a focus on Asia, a reduction from year end 2012, when emerging markets totaled 13%, due to an elimination of Europe, the Middle East and Africa holdings and a reduction in Latin America.

66	Annual Report	December 31, 2013

Institutional International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	19.78%	7.59%	13.02%	5.28%
MSCI World Ex-U.S. Index (net)	21.02	7.34	12.49	6.04

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	William Blair Funds	67

Institutional International Equity Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—32.1%

	Belgium—1.4%
	UCB S.A. (Pharmaceuticals)	18,551	$1,382

	Denmark—1.7%
	Coloplast A/S Class “B” (Health care equipment & supplies)	13,962	924
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	4,612	846
			1,770

	France—5.8%
	BNP Paribas S.A. (Commercial banks)	23,453	1,828
	Cap Gemini S.A. (IT services)	10,197	689
	Havas S.A. (Media)	126,946	1,045
	L’Oreal S.A. (Personal products)	4,828	848
	Total S.A. (Oil, gas & consumable fuels)	23,993	1,470
			5,880

	Germany—7.1%
	BASF SE (Chemicals)	21,614	2,304
	Bayer AG (Pharmaceuticals)	15,634	2,193
	Bayerische Motoren Werke AG (Automobiles)	11,902	1,395
	Continental AG (Auto components)	5,645	1,238
			7,130

	Ireland—1.1%
	Shire plc (Pharmaceuticals)	23,794	1,124

	Italy—1.0%
	Intesa Sanpaolo SpA (Commercial banks)	395,314	975

	Netherlands—2.1%
	Koninklijke Philips N.V. (Industrial conglomerates)	31,572	1,157
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	21,957	1,009
			2,166

	Norway—1.3%
	Telenor ASA (Diversified telecommunication services)	56,923	1,357

	Spain—1.4%
	Atresmedia Corporation de Medios de Comunicaion S.A. (Media)	35,646	589
	Inditex S.A. (Specialty retail)	5,080	837
			1,426

	Sweden—1.3%
	Atlas Copco AB Class “A” (Machinery)	46,176	1,280

	Switzerland—7.9%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	14,145	1,408
	Credit Suisse Group AG (Capital markets)	45,685	1,397
*	Geberit AG (Building products)	2,737	830
	Nestle S.A. (Food products)	12,885	943
	Roche Holding AG (Pharmaceuticals)	7,746	2,164
	Syngenta AG (Chemicals)	2,961	1,179
			7,921

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—28.5%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	68,774	$1,252
	Babcock International Group plc (Commercial services & supplies)	62,378	1,400
	BG Group plc (Oil, gas & consumable fuels)	39,948	858
	Compass Group plc (Hotels, restaurants & leisure)	160,993	2,581
	Diageo plc (Beverages)	42,957	1,423
	Experian plc (Professional services)	56,814	1,048
	HSBC Holdings plc (Commercial banks)	138,120	1,515
	IMI plc (Machinery)	64,396	1,626
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	31,024	1,034
*	Lloyds Banking Group plc (Commercial banks)	1,312,974	1,715
	Next plc (Multiline retail)	9,158	826
	Prudential plc (Insurance)	78,918	1,751
	Reckitt Benckiser Group plc (Household products)	9,779	776
	Regus plc (Commercial services & supplies)	250,467	901
	Rio Tinto plc (Metals & mining)	41,778	2,359
	Rolls-Royce Holdings plc (Aerospace & defense)	61,623	1,301
	St James’s Place plc (Insurance)	121,422	1,464
	Standard Life plc (Insurance)	214,970	1,280
	Travis Perkins plc (Trading companies & distributors)	40,588	1,258
	Tullow Oil plc (Oil, gas & consumable fuels)	68,739	973
	Wolseley plc (Trading companies & distributors)	25,369	1,439
			28,780

	Japan—22.5%
	Astellas Pharma, Inc. (Pharmaceuticals)	20,500	1,213
	Daikin Industries, Ltd. (Building products)	24,300	1,511
	Denso Corporation (Auto components)	26,500	1,397
	Fuji Heavy Industries, Ltd. (Automobiles)	27,500	787
	Hoya Corporation (Electronic equipment, instruments & components)	34,800	966
	IT Holdings Corporation (IT services)	46,000	725
	Keyence Corporation (Electronic equipment, instruments & components)	1,900	812
	Mitsubishi UFJ Financial Group, Inc. (Commercial banks)	191,400	1,261
	Nidec Corporation (Electrical equipment)	10,500	1,027
	Nihon M&A Center, Inc. (Professional services)	13,300	895
	Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	83	793
	Nuflare Technology, Inc. (Semiconductors & semiconductor equipment)	5,800	719
	Obic Co., Ltd. (IT services)	18,570	547

See accompanying Notes to Financial Statements.

68	Annual Report	December 31, 2013

Institutional International Equity Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	ORIX Corporation (Diversified financial services)	85,500	$1,500
	Otsuka Corporation (IT services)	8,100	1,031
	SCSK Corporation (IT services)	2,883	75
	Seino Holdings Co., Ltd. (Road & rail)	92,000	964
	Softbank Corporation (Wireless telecommunication services)	10,400	909
	Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	38,700	1,992
	Sumitomo Mitsui Trust Holdings, Inc. (Commercial banks)	302,000	1,589
	Suruga Bank, Ltd. (Commercial banks)	46,000	824
*	Trend Micro, Inc. (Software)	33,800	1,181
			22,718

	Emerging Asia—9.7%

	China—3.3%
	China Everbright International, Ltd. (Commercial services & supplies)	665,000	887
	China Oilfield Services, Ltd. (Energy equipment & services)	448,000	1,389
	CNOOC, Ltd. (Oil, gas & consumable fuels)	565,000	1,051
			3,327

	India—2.2%
	HDFC Bank, Ltd.—ADR (Commercial banks)	37,739	1,299
	Tata Consultancy Services, Ltd. (IT services)	25,996	914
			2,213

	Papua New Guinea—0.6%
	Oil Search, Ltd. (Oil, gas & consumable fuels)	84,618	613

	South Korea—1.1%
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	53	1,109

	Taiwan—2.5%
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	27,000	1,101
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	92,000	1,369
			2,470

	Asia—3.2%

	Hong Kong—2.3%
	AIA Group, Ltd. (Insurance)	456,800	2,291

	Singapore—0.9%
	Keppel REIT (Real estate investment trusts (REITs))	994,600	934

	Canada—2.2%
	Canadian National Railway Co. (Road & rail)†	23,100	1,317
	CI Financial Corporation (Capital markets)	25,831	860
			2,177

Issuer	Shares	Value

Emerging Latin America—1.5%

Mexico—0.7%
Grupo Lala S.A.B. de C.V. (Food products)	317,500	$703

Panama—0.8%
Copa Holdings S.A. Class “A” (Airlines)†	4,802	769

Total Common Stocks—99.7% (cost $79,578)		100,515
Total Investments—99.7% (cost $79,578)		100,515
Cash and other assets, less liabilities—0.3%		290
Net assets—100.0%		$100,805

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	25.1%
Industrials	19.5%
Information Technology	13.4%
Consumer Discretionary	13.1%
Health Care	9.8%
Energy	6.3%
Materials	5.8%
Consumer Staples	4.7%
Telecommunication Services	2.3%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	29.7%
Japanese Yen	22.6%
Euro	17.9%
Swiss Franc	7.9%
Hong Kong Dollar	5.6%
U.S. Dollar	4.4%
New Taiwan Dollar	2.4%
Danish Krone	1.8%
Norwegian Krone	1.3%
Swedish Krona	1.3%
South Korean Won	1.1%
All Other Currencies	4.0%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	69

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell	The William Blair International Growth Fund (Class N shares) posted an 18.57% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 15.82%.

During the year, the Fund’s outperformance relative to the Index was driven by sector and regional positioning, coupled with strong stock selection in Consumer Discretionary, Financials, and across most regions. From a sector weighting perspective, the Fund’s overweighting in Consumer Discretionary at the expense of Consumer Staples, Resources, and Utilities was additive. The Fund’s Consumer Discretionary stocks rallied approximately 45% during the period, well ahead of the 30% Index return, due largely to the overweighting and stock selection in auto-related and media holdings, coupled with good specialty retailing stock selection. Financials stock selection was bolstered by Commercial Banks results, as Sumitomo Mitsui Financial Group in Japan was up significantly, on somewhat improving loan demand expectations amidst Abenomics and a strong capital position, while BNP Paribas (France) and Intesa Sanpaulo (Italy) also benefited from improving sentiment surrounding European growth and bank capital adequacy. Insurance holdings also performed well, led by AXA (France) and Prudential U.K.). From a regional perspective, Japan, U.K., and Canadian stock selection added the most value during the period. Somewhat mitigating these results was underperformance in Europe ex-U.K., as the Fund was not as focused on domestically-geared growth during the period, as these stocks rallied, and as Resources holdings lagged. Utilities and Telecom Services stock selection was also detrimental to results.

During 2013 we decreased Consumer Staples from approximately 9% to 3.5%, below the 9.41% Index weighting on slowing earnings growth and high relative valuations. In the course of the year, we also eliminated all Metals/Mining exposure from the Fund, reducing Materials from approximately 6% to 1%, well below the 8.64% Index weighting, on concerns about demand, as well as increased incremental supply. Conversely, Consumer Discretionary increased from approximately 13% to 19%, above the 12% Index weighting, largely in Media and auto-related holdings on improving ad spend trends and auto demand globally. Financials also increased from an approximate Index weighting to over 30% of the Fund, with higher weightings in Europe and U.K. commercial banks and, to some extent in China, on improving trends. Insurance also increased to 9% on increased Asian demand, coupled with improving markets. Conversely, we significantly decreased Asian real estate related holdings. Industrials increased by approximately 4% across most industries, while Information Technology also increased to approximately 10.7%, above the 7.10% Index weighting on additional holdings in Internet and Information Technology Services related names. At year end, the Fund was most overweighted in Consumer Discretionary and most underweighted in Materials. Regionally, we increased Japan holdings on an improving economic backdrop, although moderated the weighting somewhat in May following the significant initial rally. At year end, Japan represented approximately 16.5% of the Fund, above the 15.59% Index weighting. The U.K. also increased to over 23% of the portfolio on strong corporate performance and a modestly improving macroeconomic backdrop, well above the 14.34% Index weighting. After beginning the year at over 21% of the Fund, we decreased emerging markets mid year on decelerating trends, particularly in current account deficit countries, although we increased the weighting in China on an improving backdrop, as well as in frontier markets where trends remained strong. At year end, emerging markets totaled approximately 20% of the Fund, just shy of the 20.6% Index weighting.

70	Annual Report	December 31, 2013

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	3 Year	5 Year	10 Year
Class N	18.57%	7.83%	16.46%	7.90%
Class I	18.96	8.14	16.79	8.22
MSCI ACW Ex-U.S. IMI (net)	15.82	5.12	13.46	7.91

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	William Blair Funds	71

International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—30.4%

	Belgium—0.6%
	Colruyt S.A. (Food & staples retailing)	416,569	$23,255

	Denmark—1.0%
	GN Store Nord A/S (Health care equipment & supplies)	1,003,853	24,658
	Pandora A/S (Textiles, apparel & luxury goods)	123,992	6,722
	SimCorp A/S (Software)	261,992	10,315
			41,695

	Finland—1.0%
	Sampo Class “A” (Insurance)	874,655	42,981

	France—9.3%
	AXA S.A. (Insurance)	3,779,544	105,082
	BNP Paribas S.A. (Commercial banks)	1,405,345	109,523
	Cap Gemini S.A. (IT services)	444,762	30,061
	Cie de St-Gobain (Building products)	447,116	24,589
	Hermes International (Textiles, apparel & luxury goods)	41,461	15,029
	Publicis Groupe S.A. (Media)	231,206	21,155
	Total S.A. (Oil, gas & consumable fuels)	334,098	20,467
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	80,445	20,612
	Valeo S.A. (Auto components)	183,542	20,308
	Vinci S.A. (Construction & engineering)	338,369	22,213
	Zodiac Aerospace (Aerospace & defense)	65,168	11,543
			400,582

	Germany—5.9%
	Bayer AG (Pharmaceuticals)	214,586	30,096
	Bayerische Motoren Werke AG (Automobiles)	655,421	76,840
	Bertrandt AG (Professional services)	52,054	7,949
	Brenntag AG (Trading companies & distributors)	101,432	18,803
	Continental AG (Auto components)	167,779	36,792
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	2,783,541	29,716
*	Morphosys AG (Life sciences tools & services)	76,386	5,869
	ProSiebenSat.1 Media AG (Media)	606,360	30,030
	Wincor Nixdorf AG (Computers & peripherals)	155,426	10,770
	Wirecard AG (IT services)	182,072	7,192
			254,057

	Ireland—0.5%
	Shire plc (Pharmaceuticals)	458,235	21,642

	Italy—2.1%
	Azimut Holding SpA (Capital markets)	412,802	11,261
	Banca Generali SpA (Capital markets)	415,640	12,871
	Intesa Sanpaolo SpA (Commercial banks)	24,266,870	59,891
*	World Duty Free SpA (Specialty retail)	560,524	7,048
			91,071

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)

	Luxembourg—0.2%
	Eurofins Scientific (Life sciences tools & services)	34,985	$9,457

	Norway—1.3%
*	Algeta ASA (Biotechnology)	118,881	7,033
	Fred Olsen Energy ASA (Energy equipment & services)	179,972	7,326
	Prosafe SE (Energy equipment & services)	316,417	2,441
	Telenor ASA (Diversified telecommunication services)	1,680,546	40,065
			56,865

	Spain—1.7%
	Amadeus IT Holding S.A. Class “A” (IT services)	109,800	4,698
	Bankinter S.A. (Commercial banks)	1,699,229	11,658
	Inditex S.A. (Specialty retail)	91,515	15,082
	Repsol S.A. (Oil, gas & consumable fuels)	1,669,278	42,071
			73,509

	Sweden—2.1%
	Atlas Copco AB Class “A” (Machinery)	1,753,097	48,598
	Hennes & Mauritz AB Class “B” (Specialty retail)	465,500	21,437
	Hexpol AB (Chemicals)	161,031	12,068
	Intrum Justitia AB (Commercial services & supplies)	214,400	6,000
			88,103

	Switzerland—4.7%
	Burckhardt Compression Holding AG (Machinery)	13,624	5,972
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	101,672	10,121
	Credit Suisse Group AG (Capital markets)	713,424	21,809
*	Geberit AG (Building products)	54,312	16,469
	Glencore Xstrata plc (Metals & mining)	6,934,703	35,909
	Partners Group Holding AG (Capital markets)	83,792	22,346
	Roche Holding AG (Pharmaceuticals)	303,035	84,655
	Straumann Holding AG (Health care equipment & supplies)	32,781	6,130
			203,411

	United Kingdom—23.6%
	Abcam plc (Biotechnology)	989,006	8,041
	Amlin plc (Insurance)	2,307,499	17,535
	ARM Holdings plc (Semiconductors & semiconductor equipment)	518,297	9,432
	Ashmore Group plc (Capital markets)	1,248,844	8,299
	Ashtead Group plc (Trading companies & distributors)	1,449,567	18,243
*	ASOS plc (Internet & catalog retail)	57,835	5,865
	Aveva Group plc (Software)	135,214	4,845
	Babcock International Group plc (Commercial services & supplies)	1,833,479	41,140

See accompanying Notes to Financial Statements.

72	Annual Report	December 31, 2013

International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Berendsen plc (Commercial services & supplies)	403,448	$6,257
	Berkeley Group Holdings plc (Household durables)	490,649	21,580
	BG Group plc (Oil, gas & consumable fuels)	1,141,853	24,534
	Big Yellow Group plc (Real estate investment trusts (REITs))	246,100	1,948
	BT Group plc (Diversified telecommunication services)	9,186,765	57,717
*	BTG plc (Pharmaceuticals)	948,113	9,020
	Bunzl plc (Trading companies & distributors)	1,159,452	27,840
	Capita plc (Professional services)	2,084,455	35,829
	Compass Group plc (Hotels, restaurants & leisure)	2,877,613	46,127
	Countrywide plc (Real estate management & development)	663,377	6,536
	Daily Mail & General Trust plc Class “A” (Media)	823,409	13,097
	Derwent London plc (Real estate investment trusts (REITs))	217,738	8,996
	Diageo plc (Beverages)	462,534	15,319
	Dunelm Group plc (Specialty retail)	712,008	10,611
	easyJet plc (Airlines)	1,183,322	30,098
	Elementis plc (Chemicals)	1,917,553	8,539
	Experian plc (Professional services)	749,004	13,817
*	Genel Energy plc (Oil, gas & consumable fuels)	360,994	6,426
	Halma plc (Electronic equipment, instruments & components)	1,325,893	13,251
	Hargreaves Lansdown plc (Capital markets)	463,636	10,395
	Hays plc (Professional services)	2,520,419	5,417
	Hiscox, Ltd. (Insurance)	1,067,484	12,286
	Howden Joinery Group plc (Specialty retail)	2,112,067	12,059
	IG Group Holdings plc (Diversified financial services)	1,242,754	12,677
	IMI plc (Machinery)	1,309,577	33,071
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	699,049	23,302
	International Personal Finance plc (Consumer finance)	619,480	5,109
	ITV plc (Media)	18,396,308	59,099
	Jupiter Fund Management plc (Capital markets)	1,659,333	10,579
	Keller Group plc (Construction & engineering)	358,921	6,829
	Lancashire Holdings, Ltd. (Insurance)	632,439	8,494
*	Lloyds Banking Group plc (Commercial banks)	50,254,359	65,643
	Meggitt plc (Aerospace & defense)	2,603,460	22,742
*	Nanoco Group plc (Semiconductors & semiconductor equipment)	746,698	1,771
	Next plc (Multiline retail)	240,747	21,727

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Provident Financial plc (Consumer finance)	254,201	$6,836
Prudential plc (Insurance)	4,233,068	93,931
Rightmove plc (Media)	259,067	11,755
Rolls-Royce Holdings plc (Aerospace & defense)	2,417,841	51,049
Rotork plc (Machinery)	146,074	6,942
Senior plc (Machinery)	998,659	5,080
St James’s Place plc (Insurance)	1,327,185	16,000
Whitbread plc (Hotels, restaurants & leisure)	360,861	22,415
WPP plc (Media)	846,059	19,334
		1,015,484

Japan—16.5%
Astellas Pharma, Inc. (Pharmaceuticals)	376,400	22,267
Century Tokyo Leasing Corporation (Diversified financial services)	257,300	8,478
Daikin Industries, Ltd. (Building products)	693,400	43,128
Daiwa Securities Group, Inc. (Capital markets)	6,476,000	64,569
Denso Corporation (Auto components)	703,300	37,065
FamilyMart Co., Ltd. (Food & staples retailing)	274,800	12,538
Fuji Heavy Industries, Ltd. (Automobiles)	2,140,800	61,291
Hoya Corporation (Electronic equipment, instruments & components)	383,800	10,649
ITOCHU Corporation (Trading companies & distributors)	1,707,800	21,066
Japan Tobacco, Inc. (Tobacco)	578,600	18,790
Kao Corporation (Personal products)	304,700	9,577
Keyence Corporation (Electronic equipment, instruments & components)	78,400	33,501
Lawson, Inc. (Food & staples retailing)	282,500	21,112
Makita Corporation (Machinery)	203,200	10,651
Miraca Holdings, Inc. (Health care providers & services)	132,000	6,217
MISUMI Group, Inc. (Trading companies & distributors)	227,200	7,130
Nihon Kohden Corporation (Health care equipment & supplies)	145,300	5,064
Nippon Kayaku Co., Ltd. (Chemicals)	415,000	5,888
ORIX Corporation (Diversified financial services)	3,949,700	69,273
Otsuka Corporation (IT services)	48,000	6,112
Park24 Co., Ltd. (Commercial services & supplies)	327,600	6,169
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	87,300	5,637
Secom Co., Ltd. (Commercial services & supplies)	372,800	22,444
Ship Healthcare Holdings, Inc. (Health care providers & services)	193,600	7,510
Softbank Corporation (Wireless telecommunication services)	377,300	32,961
Start Today Co., Ltd. (Internet & catalog retail)	348,400	8,638

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	73

International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	1,860,100	$95,734
	Sundrug Co., Ltd. (Food & staples retailing)	194,100	8,672
	Suruga Bank, Ltd. (Commercial banks)	1,002,000	17,945
	TOTO, Ltd. (Building products)	691,000	10,938
	TS Tech Co., Ltd. (Auto components)	157,600	5,305
	Tsuruha Holdings, Inc. (Food & staples retailing)	68,500	6,290
	United Arrows, Ltd. (Specialty retail)	147,600	5,522
			708,131

	Emerging Asia—13.0%

	China—7.0%
	AAC Technologies Holdings, Inc. (Communications equipment)	1,306,000	6,341
*	Baidu, Inc.—ADR (Internet software & services)	189,736	33,750
	China Merchants Bank Co., Ltd. Class “H” (Commercial banks)	14,282,906	30,429
	China Oilfield Services, Ltd. (Energy equipment & services)	2,812,000	8,721
	China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	3,496,000	3,327
	China Overseas Land & Investment, Ltd. (Real estate management & development)	6,494,000	18,257
	Chow Tai Fook Jewellery Group, Ltd. (Specialty retail)	3,436,400	5,123
	CNOOC, Ltd. (Oil, gas & consumable fuels)	15,123,000	28,123
	Great Wall Motor Co., Ltd. Class “H” (Automobiles)	3,580,000	19,714
	Haier Electronics Group Co., Ltd. (Household durables)	3,025,000	8,797
	Haitian International Holdings, Ltd. (Machinery)	1,561,000	3,551
	Haitong Securities Co., Ltd. Class “H” (Capital markets)	6,160,000	10,677
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	385,502	7,298
	Minth Group, Ltd. (Auto components)	3,244,000	6,735
	NetEase, Inc.—ADR (Internet software & services)	176,862	13,901
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	3,444,000	30,934
*	Qihoo 360 Technology Co., Ltd.—ADR (Internet software & services)	94,421	7,747
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	17,052,000	13,546
	SouFun Holdings, Ltd.—ADR (Internet software & services)	126,110	10,393
	Tencent Holdings, Ltd. (Internet software & services)	385,400	24,553

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	China—(continued)
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	221,873	$8,516
			300,433

	India—2.7%
	HCL Technologies, Ltd. (IT services)	807,496	16,523
	HDFC Bank, Ltd. (Commercial banks)	1,319,503	14,239
	Idea Cellular, Ltd. (Wireless telecommunication services)	2,290,913	6,183
	Lupin, Ltd. (Pharmaceuticals)	722,353	10,589
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	3,034,124	27,837
	Tata Consultancy Services, Ltd. (IT services)	419,830	14,757
	Tata Motors, Ltd. (Automobiles)	3,335,653	20,304
	Tech Mahindra, Ltd. (IT services)	233,604	6,944
			117,376

	South Korea—2.1%
	GS Home Shopping, Inc. (Internet & catalog retail)	27,498	8,002
	Halla Visteon Climate Control Corporation (Auto components)	161,420	5,927
	NHN Corporation (Internet software & services)	32,595	22,361
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	22,950	29,836
	SK Telecom Co., Ltd. (Wireless telecommunication services)	100,675	21,941
			88,067

	Taiwan—1.2%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	546,660	6,163
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	979,000	14,568
	St Shine Optical Co., Ltd. (Health care equipment & supplies)	218,000	6,225
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,500,371	26,166
			53,122

	Asia—6.2%

	Australia—2.6%
	CSL, Ltd. (Biotechnology)	482,296	29,697
	DuluxGroup, Ltd. (Chemicals)	1,585,662	7,589
	FlexiGroup, Ltd. (Consumer finance)	1,349,392	5,385
	REA Group, Ltd. (Media)	183,323	6,181
	Super Retail Group, Ltd. (Specialty retail)	366,391	4,348
	Telstra Corporation, Ltd. (Diversified telecommunication services)	13,067,315	61,256
			114,456

See accompanying Notes to Financial Statements.

74	Annual Report	December 31, 2013

International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—6.2%

	Hong Kong—2.6%
	AIA Group, Ltd. (Insurance)	6,026,600	$30,233
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	298
	Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	12,542,000	4,739
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	3,442,800	14,718
	Sa Sa International Holdings, Ltd. (Specialty retail)	5,392,000	6,328
	Techtronic Industries Co. (Household durables)	6,308,000	17,937
	Wharf Holdings, Ltd. (Real estate management & development)	4,807,000	36,699
			110,952

	New Zealand—0.2%
	Ryman Healthcare, Ltd. (Health care providers & services)	1,118,222	7,219

	Singapore—0.8%
	Singapore Technologies Engineering, Ltd. (Aerospace & defense)	7,813,000	24,517
	StarHub, Ltd. (Wireless telecommunication services)	2,621,000	8,910
			33,427

	Emerging Latin America—3.1%

	Brazil—2.6%
	AMBEV S.A.—ADR (Beverages)	5,126,918	37,683
	BB Seguridade Participacoes S.A. (Insurance)	2,232,000	23,179
	CCR S.A (Transportation infrastructure)	1,180,800	8,894
	Cielo S.A. (IT services)	711,900	19,810
	Kroton Educacional S.A. (Diversified consumer services)	848,900	14,126
	Linx S.A. (Software)	329,200	6,685
			110,377

	Panama—0.2%
	Copa Holdings S.A. Class “A” (Airlines)†	40,402	6,469

	Peru—0.3%
	Credicorp, Ltd. (Commercial banks)†	110,188	14,625

	Canada—3.0%
	Canadian National Railway Co. (Road & rail)†	935,143	53,322
	Canadian Pacific Railway, Ltd. (Road & rail)†	163,439	24,731
	CI Financial Corporation (Capital markets)	603,571	20,086
	The Toronto-Dominion Bank (Commercial banks)	218,082	20,553
	Westjet Airlines, Ltd. (Airlines)	369,745	9,718
			128,410

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—2.9%

	Kenya—0.1%
	Equity Bank, Ltd. (Commercial banks)	5,218,000	$1,859
	Kenya Commercial Bank, Ltd. (Commercial banks)	7,009,000	3,858
			5,717

	Nigeria—0.2%
	Guaranty Trust Bank plc (Commercial banks)	40,323,710	6,865

	Russia—0.6%
	Mail.ru Group, Ltd.—GDR (Internet software & services)	253,616	11,311
*	TCS Group Holding plc—144A—GDR (Commercial banks)	353,945	5,292
*	Yandex N.V. Class “A” (Internet software & services)†	233,278	10,066
			26,669

	South Africa—1.2%
	Bidvest Group, Ltd. (Industrial conglomerates)	574,436	14,695
	Coronation Fund Managers, Ltd. (Capital markets)	671,911	5,122
	FirstRand, Ltd. (Diversified financial services)	4,439,827	15,190
	Naspers, Ltd. (Media)	154,247	16,116
			51,123

	United Arab Emirates—0.8%
	Dragon Oil plc (Oil, gas & consumable fuels)	1,166,725	10,964
	Dubai Islamic Bank PJSC (Commercial banks)	5,034,619	7,347
	Emaar Properties PJSC (Real estate management & development)	1,112,902	2,315
	First Gulf Bank PJSC (Commercial banks)	2,837,653	14,524
			35,150

	Total Common Stocks—98.7% (cost $3,338,420)		4,240,700

	Preferred Stock

	Brazil—0.5%
	Itau Unibanco Holding S.A. (Commercial banks)	1,413,500	18,783

	Total Preferred Stock—0.5% (cost $21,438)		18,783

	Rights

	Spain—0.0%
*	Repsol S.A., Expiring 1/9/14 2014, $0.00 (Oil, gas & consumable fuels)	1,681,837	1,148

	Total Rights—0.0% (cost $1,096)		1,148

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	75

International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	Shares	Value

Affiliated Fund

China—0.6%
William Blair China A-Share Fund, LLC	2,202,200	$25,898

Total Affiliated Fund—0.6% (cost $22,022)		25,898
Total Investments—99.8% (cost $3,382,976)		4,286,529
Cash and other assets, less liabilities—0.2%		9,095
Net assets—100.0%		$4,295,624

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.01% of the Fund’s net assets at December 31, 2013.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.01% of the net assets at December 31, 2013.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	30.5%
Consumer Discretionary	18.9%
Industrials	17.1%
Information Technology	10.7%
Health Care	8.4%
Telecommunication Services	5.5%
Energy	4.4%
Consumer Staples	3.7%
Materials	0.8%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	25.3%
Euro	20.9%
Japanese Yen	16.5%
Hong Kong Dollar	7.9%
U.S. Dollar	6.7%
Swiss Franc	3.9%
Indian Rupee	2.7%
Australian Dollar	2.7%
Brazilian Real	2.1%
Swedish Krona	2.1%
South Korean Won	2.1%
Norwegian Krone	1.3%
South African Rand	1.2%
Canadian Dollar	1.2%
All Other Currencies	3.4%
Total	100.0%

As of December 31, 2013, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly.

Year Ended December 31, 2013
	Share Activity					(in thousands)
Change in net
unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Security Name	12/31/2012	Purchases	Sales	12/31/2013	Value	Income	gain (loss)	(depreciation)
William Blair China A-Share Fund, LLC	2,202,200	—	—	2,202,200	$25,898	$—	$—	$3,876

See accompanying Notes to Financial Statements.

76	Annual Report	December 31, 2013

INSTITUTIONAL INTERNATIONAL GROWTH FUND The Institutional International Growth Fund seeks long-term capital appreciation. AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell

The William Blair Institutional International Growth Fund posted an 18.90% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 15.82%.

During the year, the Fund’s outperformance relative to the Index was driven by sector and regional positioning, coupled with strong stock selection in Consumer Discretionary, Financials, and across most regions. From a sector weighting perspective, the Fund’s overweighting in Consumer Discretionary at the expense of Consumer Staples, Resources, and Utilities was additive. The Fund’s Consumer Discretionary stocks rallied approximately 45% during the period, well ahead of the 30% Index return, due largely to the overweighting and stock selection in auto-related and media holdings, coupled with good specialty retailing stock selection. Financials stock selection was bolstered by Commercial Banks results, as Sumitomo Mitsui Financial Group in Japan was up significantly, on somewhat improving loan demand expectations amidst Abenomics and a strong capital position, while BNP Paribas (France) and Intesa Sanpaulo (Italy) also benefited from improving sentiment surrounding European growth and bank capital adequacy. Insurance holdings also performed well, led by AXA (France) and Prudential (U.K.). From a regional perspective, Japan, U.K., and Canadian stock selection added the most value during the period. Somewhat mitigating these results was underperformance in Europe ex-U.K., as the Fund was not as focused on domestically-geared growth during the period, as these stocks rallied, and as Resources holdings lagged. Utilities and Telecom Services stock selection was also detrimental to results.

During 2013 we decreased Consumer Staples from approximately 9% to 3.5%, below the 9.41% Index weighting on slowing earnings growth and high relative valuations. In the course of the year, we also eliminated all Metals/Mining exposure from the Fund, reducing Materials from approximately 6% to 1%, well below the 8.64% Index weighting, on concerns about demand, as well as increased incremental supply. Conversely, Consumer Discretionary increased from approximately 13% to 19%, above the 12% Index weighting, largely in Media and auto-related holdings on improving ad spend trends and auto demand globally. Financials also increased from an approximate Index weighting to over 30% of the Fund, with higher weightings in Europe and U.K. commercial banks and, to some extent in China, on improving trends. Insurance also increased to 9% on increased Asian demand, coupled with improving markets. Conversely, we significantly decreased Asian real estate related holdings. Industrials increased by approximately 4% across most industries, while Information Technology also increased to approximately 10.7%, above the 7.10% Index weighting on additional holdings in Internet and Information Technology Services related names. At year end, the Fund was most overweighted in Consumer Discretionary and most underweighted in Materials. Regionally, we increased Japan holdings on an improving economic backdrop, although moderated the weighting somewhat in May following the significant initial rally. At year end, Japan represented approximately 16.5% of the Fund, above the 15.59% Index weighting. The U.K. also increased to over 23% of the portfolio on strong corporate performance and a modestly improving macroeconomic backdrop, well above the 14.34% Index weighting. After beginning the year at over 21% of the Fund, we decreased emerging markets mid year on decelerating trends, particularly in current account deficit countries, although we increased the weighting in China on an improving backdrop, as well as in frontier markets where trends remained strong. At year end, emerging markets totaled approximately 20% of the Fund, just shy of the 20.6% Index weighting.

December 31, 2013	William Blair Funds	77

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	3 Year	5 Year	10 Year
Institutional Class	18.90%	8.41%	16.93%	8.33%
MSCI World Ex-U.S. IMI (net)	15.82	5.12	13.46	7.91

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

78	Annual Report	December 31, 2013

Institutional International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—30.4%

	Belgium—0.6%
	Colruyt S.A. (Food & staples retailing)	248,173	$13,855

	Denmark—1.0%
	GN Store Nord A/S (Health care equipment & supplies)	570,381	14,010
	Pandora A/S (Textiles, apparel & luxury goods)	70,451	3,820
	SimCorp A/S (Software)	148,861	5,861
			23,691

	Finland—1.0%
	Sampo Class “A” (Insurance)	496,972	24,421

	France—9.3%
	AXA S.A. (Insurance)	2,147,506	59,707
	BNP Paribas S.A. (Commercial banks)	798,505	62,230
	Cap Gemini S.A. (IT services)	252,710	17,080
	Cie de St-Gobain (Building products)	254,047	13,971
	Hermes International (Textiles, apparel & luxury goods)	23,558	8,540
	Publicis Groupe S.A. (Media)	131,369	12,020
	Total S.A. (Oil, gas & consumable fuels)	189,832	11,629
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	45,708	11,711
	Valeo S.A. (Auto components)	106,062	11,736
	Vinci S.A. (Construction & engineering)	192,259	12,622
	Zodiac Aerospace (Aerospace & defense)	37,028	6,558
			227,804

	Germany—5.9%
	Bayer AG (Pharmaceuticals)	121,926	17,100
	Bayerische Motoren Werke AG (Automobiles)	372,405	43,660
	Bertrandt AG (Professional services)	29,576	4,516
	Brenntag AG (Trading companies & distributors)	57,633	10,684
	Continental AG (Auto components)	95,331	20,905
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	1,581,585	16,884
*	Morphosys AG (Life sciences tools & services)	43,078	3,310
	ProSiebenSat.1 Media AG (Media)	344,529	17,063
	Wincor Nixdorf AG (Computers & peripherals)	88,312	6,119
	Wirecard AG (IT services)	103,452	4,087
			144,328

	Ireland—0.5%
	Shire plc (Pharmaceuticals)	260,365	12,296

	Italy—2.1%
	Azimut Holding SpA (Capital markets)	234,551	6,399
	Banca Generali SpA (Capital markets)	236,163	7,313
	Intesa Sanpaolo SpA (Commercial banks)	13,788,234	34,029
*	World Duty Free SpA (Specialty retail)	318,485	4,005
			51,746

	Luxembourg—0.2%
	Eurofins Scientific (Life sciences tools & services)	19,878	5,374

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)

	Norway—1.3%
*	Algeta ASA (Biotechnology)	67,547	$3,996
	Fred Olsen Energy ASA (Energy equipment & services)	97,982	3,988
	Prosafe SE (Energy equipment & services)	175,598	1,355
	Telenor ASA (Diversified telecommunication services)	954,872	22,765
			32,104

	Spain—1.7%
	Amadeus IT Holding S.A. Class “A” (IT services)	62,541	2,676
	Bankinter S.A. (Commercial banks)	965,488	6,624
	Inditex S.A. (Specialty retail)	51,998	8,570
	Mapfre S.A. (Insurance)	19,134	82
	Repsol S.A. (Oil, gas & consumable fuels)	948,470	23,904
			41,856

	Sweden—2.1%
	Atlas Copco AB Class “A” (Machinery)	996,095	27,613
	Hennes & Mauritz AB Class “B” (Specialty retail)	264,500	12,181
	Hexpol AB (Chemicals)	91,497	6,856
	Intrum Justitia AB (Commercial services & supplies)	120,911	3,384
			50,034

	Switzerland—4.7%
	Burckhardt Compression Holding AG (Machinery)	7,683	3,367
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	57,769	5,751
	Credit Suisse Group AG (Capital markets)	405,362	12,392
*	Geberit AG (Building products)	30,860	9,358
	Glencore Xstrata plc (Metals & mining)	3,940,241	20,403
	Partners Group Holding AG (Capital markets)	47,610	12,697
	Roche Holding AG (Pharmaceuticals)	172,182	48,100
	Straumann Holding AG (Health care equipment & supplies)	18,482	3,456
			115,524

	United Kingdom—23.6%
	Abcam plc (Biotechnology)	561,945	4,569
	Amlin plc (Insurance)	1,311,102	9,963
	ARM Holdings plc (Semiconductors & semiconductor equipment)	294,492	5,359
	Ashmore Group plc (Capital markets)	709,583	4,715
	Ashtead Group plc (Trading companies & distributors)	823,632	10,366
*	ASOS plc (Internet & catalog retail)	32,862	3,333
	Aveva Group plc (Software)	76,254	2,733
	Babcock International Group plc (Commercial services & supplies)	1,041,767	23,375
	Berendsen plc (Commercial services & supplies)	227,524	3,528

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	79

Institutional International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Berkeley Group Holdings plc (Household durables)	278,783	$12,261
	BG Group plc (Oil, gas & consumable fuels)	648,791	13,940
	Big Yellow Group plc (Real estate investment trusts (REITs))	131,713	1,043
	BT Group plc (Diversified telecommunication services)	5,219,844	32,795
*	BTG plc (Pharmaceuticals)	538,710	5,125
	Bunzl plc (Trading companies & distributors)	658,791	15,818
	Capita plc (Professional services)	1,184,370	20,358
	Compass Group plc (Hotels, restaurants & leisure)	1,635,036	26,209
	Countrywide plc (Real estate management & development)	374,111	3,686
	Daily Mail & General Trust plc Class “A” (Media)	467,854	7,441
	Derwent London plc (Real estate investment trusts (REITs))	123,717	5,111
	Diageo plc (Beverages)	262,808	8,704
	Dunelm Group plc (Specialty retail)	390,017	5,813
	easyJet plc (Airlines)	672,354	17,102
	Elementis plc (Chemicals)	1,026,277	4,570
	Experian plc (Professional services)	406,521	7,499
*	Genel Energy plc (Oil, gas & consumable fuels)	203,974	3,631
	Halma plc (Electronic equipment, instruments & components)	753,361	7,529
	Hargreaves Lansdown plc (Capital markets)	263,434	5,907
	Hays plc (Professional services)	1,426,339	3,066
	Hiscox, Ltd. (Insurance)	606,535	6,980
	Howden Joinery Group plc (Specialty retail)	1,200,059	6,852
	IG Group Holdings plc (Diversified financial services)	706,122	7,203
	IMI plc (Machinery)	744,091	18,791
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	397,194	13,240
	International Personal Finance plc (Consumer finance)	349,355	2,881
	ITV plc (Media)	10,452,630	33,579
	Jupiter Fund Management plc (Capital markets)	942,819	6,011
	Keller Group plc (Construction & engineering)	203,936	3,880
	Lancashire Holdings, Ltd. (Insurance)	359,347	4,826
*	Lloyds Banking Group plc (Commercial banks)	28,554,110	37,298
	Meggitt plc (Aerospace & defense)	1,479,264	12,922
	*Nanoco Group plc (Semiconductors & semiconductor equipment)	421,099	999
	Next plc (Multiline retail)	136,790	12,345
	Provident Financial plc (Consumer finance)	144,435	3,884
	Prudential plc (Insurance)	2,405,194	53,371
	Rightmove plc (Media)	147,200	6,679
	Rolls-Royce Holdings plc (Aerospace & defense)	1,373,797	29,005

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Rotork plc (Machinery)	82,378	$3,915
Senior plc (Machinery)	563,192	2,865
St James’s Place plc (Insurance)	754,096	9,091
Whitbread plc (Hotels, restaurants & leisure)	205,038	12,736
WPP plc (Media)	480,724	10,986
		575,888

Japan—16.5%
Astellas Pharma, Inc. (Pharmaceuticals)	213,900	12,654
Century Tokyo Leasing Corporation (Diversified financial services)	154,100	5,078
Daikin Industries, Ltd. (Building products)	394,000	24,506
Daiwa Securities Group, Inc. (Capital markets)	3,679,000	36,682
Denso Corporation (Auto components)	399,600	21,059
FamilyMart Co., Ltd. (Food & staples retailing)	156,100	7,122
Fuji Heavy Industries, Ltd. (Automobiles)	1,216,400	34,825
Hoya Corporation (Electronic equipment, instruments & components)	216,900	6,018
ITOCHU Corporation (Trading companies & distributors)	970,300	11,969
Japan Tobacco, Inc. (Tobacco)	328,800	10,678
Kao Corporation (Personal products)	173,100	5,441
Keyence Corporation (Electronic equipment, instruments & components)	44,600	19,058
Lawson, Inc. (Food & staples retailing)	160,500	11,994
Makita Corporation (Machinery)	115,400	6,049
Miraca Holdings, Inc. (Health care providers & services)	74,500	3,509
MISUMI Group, Inc. (Trading companies & distributors)	129,100	4,052
Nihon Kohden Corporation (Health care equipment & supplies)	81,900	2,854
Nippon Kayaku Co., Ltd. (Chemicals)	236,000	3,348
ORIX Corporation (Diversified financial services)	2,244,200	39,360
Otsuka Corporation (IT services)	27,100	3,451
Park24 Co., Ltd. (Commercial services & supplies)	184,700	3,478
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	49,200	3,177
Secom Co., Ltd. (Commercial services & supplies)	211,800	12,751
Ship Healthcare Holdings, Inc. (Health care providers & services)	110,000	4,267
Softbank Corporation (Wireless telecommunication services)	214,400	18,730
Start Today Co., Ltd. (Internet & catalog retail)	205,400	5,093
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	1,056,900	54,395
Sundrug Co., Ltd. (Food & staples retailing)	110,300	4,928
Suruga Bank, Ltd. (Commercial banks)	569,000	10,190
TOTO, Ltd. (Building products)	392,000	6,205

See accompanying Notes to Financial Statements.

80	Annual Report	December 31, 2013

Institutional International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	TS Tech Co., Ltd. (Auto components)	88,900	$2,993
	Tsuruha Holdings, Inc. (Food & staples retailing)	38,600	3,544
	United Arrows, Ltd. (Specialty retail)	83,200	3,113
			402,571

	Emerging Asia—13.0%

	China—7.0%
	AAC Technologies Holdings, Inc. (Communications equipment)	736,000	3,573
*	Baidu, Inc.—ADR (Internet software & services)	107,806	19,176
	China Merchants Bank Co., Ltd. Class “H” (Commercial banks)	8,115,607	17,290
	China Oilfield Services, Ltd. (Energy equipment & services)	1,596,000	4,950
	China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	1,862,000	1,772
	China Overseas Land & Investment, Ltd. (Real estate management & development)	3,690,000	10,374
	Chow Tai Fook Jewellery Group, Ltd. (Specialty retail)	1,970,600	2,938
	CNOOC, Ltd. (Oil, gas & consumable fuels)	8,593,000	15,980
	Great Wall Motor Co., Ltd. Class “H” (Automobiles)	2,034,000	11,200
	Haier Electronics Group Co., Ltd. (Household durables)	1,719,000	4,999
	Haitian International Holdings, Ltd. (Machinery)	920,000	2,093
	Haitong Securities Co., Ltd. Class “H” (Capital markets)	3,500,000	6,066
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)	217,403	4,115
	Minth Group, Ltd. (Auto components)	1,830,000	3,800
	NetEase, Inc.—ADR (Internet software & services)	100,491	7,899
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,957,000	17,578
*	Qihoo 360 Technology Co., Ltd.—ADR (Internet software & services)	53,649	4,402
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	9,688,000	7,696
	SouFun Holdings, Ltd.—ADR (Internet software & services)	71,654	5,905
	Tencent Holdings, Ltd. (Internet software & services)	219,000	13,952
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	126,067	4,838
			170,596

	India—2.7%
	HCL Technologies, Ltd. (IT services)	458,813	9,389
	HDFC Bank, Ltd. (Commercial banks)	751,176	8,106
	Idea Cellular, Ltd. (Wireless telecommunication services)	1,291,958	3,487

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	India—(continued)
	Lupin, Ltd. (Pharmaceuticals)	410,435	$6,017
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,655,314	15,187
	Tata Consultancy Services, Ltd. (IT services)	238,544	8,385
	Tata Motors, Ltd. (Automobiles)	1,895,290	11,536
	Tech Mahindra, Ltd. (IT services)	132,732	3,945
			66,052

	South Korea—2.1%
	GS Home Shopping, Inc. (Internet & catalog retail)	15,624	4,547
	Halla Visteon Climate Control Corporation (Auto components)	91,030	3,342
	NHN Corporation (Internet software & services)	18,520	12,705
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	13,040	16,953
	SK Telecom Co., Ltd. (Wireless telecommunication services)	57,202	12,466
			50,013

	Taiwan—1.2%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	309,060	3,484
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	557,000	8,289
	St Shine Optical Co., Ltd. (Health care equipment & supplies)	123,100	3,515
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	853,266	14,881
			30,169

	Asia—6.2%

	Australia—2.6%
	CSL, Ltd. (Biotechnology)	274,036	16,874
	DuluxGroup, Ltd. (Chemicals)	900,960	4,312
	FlexiGroup, Ltd. (Consumer finance)	760,988	3,037
	REA Group, Ltd. (Media)	103,385	3,486
	Super Retail Group, Ltd. (Specialty retail)	206,626	2,452
	Telstra Corporation, Ltd. (Diversified telecommunication services)	7,424,740	34,805
			64,966

	Hong Kong—2.6%
	AIA Group, Ltd. (Insurance)	3,424,200	17,178
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	152
	Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	7,072,000	2,672
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	1,956,000	8,362

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	81

Institutional International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Asia—(continued)

Hong Kong—(continued)
Sa Sa International Holdings, Ltd. (Specialty retail)	3,040,000	$3,568
Techtronic Industries Co. (Household durables)	3,584,000	10,191
Wharf Holdings, Ltd. (Real estate management & development)	2,731,000	20,850
		62,973

New Zealand—0.2%
Ryman Healthcare, Ltd. (Health care providers & services)	635,365	4,102

Singapore—0.8%
Singapore Technologies Engineering, Ltd. (Aerospace & defense)	4,439,000	13,929
StarHub, Ltd. (Wireless telecommunication services)	1,489,000	5,062
		18,991

Emerging Latin America—3.1%

Brazil—2.6%
AMBEV S.A.—ADR (Beverages)	2,913,072	21,411
BB Seguridade Participacoes S.A. (Insurance)	1,268,200	13,170
CCR S.A (Transportation infrastructure)	670,900	5,053
Cielo S.A. (IT services)	404,500	11,256
Kroton Educacional S.A. (Diversified consumer services)	482,300	8,026
Linx S.A. (Software)	187,100	3,799
		62,715

Panama—0.2%
Copa Holdings S.A. Class “A” (Airlines)	22,785	3,648

Peru—0.3%
Credicorp, Ltd. (Commercial banks)	62,621	8,312

Canada—3.0%
Canadian National Railway Co. (Road & rail)†	531,341	30,297
Canadian Pacific Railway, Ltd. (Road & rail)†	92,865	14,052
CI Financial Corporation (Capital markets)	342,944	11,413
The Toronto-Dominion Bank (Commercial banks)	123,913	11,678
Westjet Airlines, Ltd. (Airlines)	210,086	5,522
		72,962

Emerging Europe, Mid-East, Africa—2.9%

Kenya—0.1%
Equity Bank, Ltd. (Commercial banks)	2,942,700	1,048
Kenya Commercial Bank, Ltd. (Commercial banks)	3,952,700	2,176
		3,224

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)

	Nigeria—0.2%
	Guaranty Trust Bank plc (Commercial banks)	22,911,597	$3,900

	Russia—0.6%
	Mail.ru Group, Ltd.—GDR (Internet software & services)	144,103	6,427
*	TCS Group Holding plc—144A—GDR (Commercial banks)	199,607	2,984
*	Yandex N.V. Class “A” (Internet software & services)	132,547	5,720
			15,131

	South Africa—1.2%
	Bidvest Group, Ltd. (Industrial conglomerates)	326,536	8,353
	Coronation Fund Managers, Ltd. (Capital markets)	378,924	2,889
	FirstRand, Ltd. (Diversified financial services)	2,522,673	8,631
	Naspers, Ltd. (Media)	87,642	9,157
			29,030

	United Arab Emirates—0.8%
	Dragon Oil plc (Oil, gas & consumable fuels)	662,924	6,230
	Dubai Islamic Bank PJSC (Commercial banks)	2,860,629	4,174
	Emaar Properties PJSC (Real estate management & development)	634,720	1,320
	First Gulf Bank PJSC (Commercial banks) .	1,612,331	8,253
			19,977

	Total Common Stocks—98.7% (cost $1,919,983)		2,408,253

	Preferred Stock

	Brazil—0.4%
	Itau Unibanco Holding S.A. (Commercial banks)	803,100	10,672

	Total Preferred Stock—0.4% (cost $12,144)		10,672

	Rights

	Spain—0.0%
*	Repsol S.A., Expiring 1/9/14, $0.00 (Oil, gas & consumable fuels)	933,358	637

	Total Rights—0.0% (cost $609)		637

	Affiliated Fund

	China—0.6%
	William Blair China A-Share Fund, LLC	1,183,400	13,917

	Total Affiliated Fund—0.6% (cost $11,834)		13,917

See accompanying Notes to Financial Statements.

82	Annual Report	December 31, 2013

Institutional International Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement

Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 01/02/14, repurchase price $10,776, collateralized by FNMA, 2.360%, due 12/14/22	$10,776	$10,776

Total Repurchase Agreement—0.5% (cost $10,776)		10,776
Total Investments—100.2% (cost $1,955,346)		2,444,255
Liabilities, plus cash and other assets—(0.2)%		(4,106)
Net assets—100.0%		$2,440,149

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.01% of the Fund’s net assets at December 31, 2013.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.01% of the net assets at December 31, 2013.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	30.5%
Consumer Discretionary	19.0%
Industrials	17.1%
Information Technology	10.7%
Health Care	8.4%
Telecommunication Services	5.5%
Energy	4.4%
Consumer Staples	3.6%
Materials	0.8%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	25.3%
Euro	21.0%
Japanese Yen	16.5%
Hong Kong Dollar	7.9%
U.S. Dollar	6.7%
Swiss Franc	3.9%
Indian Rupee	2.7%
Australian Dollar	2.7%
Brazilian Real	2.1%
Swedish Krona	2.1%
South Korean Won	2.0%
Norwegian Krone	1.3%
South African Rand	1.2%
Canadian Dollar	1.2%
All Other Currencies	3.4%
Total	100.0%

As of December 31, 2013, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly.

Year Ended December 31, 2013
	Share Activity					(in thousands)
Change in net
unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Security Name	12/31/2012	Purchases	Sales	12/31/2013	Value	Income	gain (loss)	(depreciation)
William Blair China A-Share Fund, LLC	1,183,400	—	—	1,183,400	$13,917	$—	$—	$2,083

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	83

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 25.80% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 19.73%.

The Fund’s strong 2013 performance was driven by strong stock selection across most regions and sectors, coupled with overall regional and sector positioning. From a sector perspective, Consumer Discretionary, Financials, and Materials added the most value. Consumer Discretionary stock selection was augmented by the overweighting and stock selection in Internet/Catalog Retail, while Specialty Retail and Luxury Goods also performed well. Financials stock selection was driven by strong European Capital Markets and real-estate related holdings, in addition to the underweighting in Commercial Banks. The Fund’s Materials stocks were up over 19%, well ahead of the -3.44% Index return on a general lack of Metals/Mining exposure in the Fund. Somewhat detracting from performance was Telecom Services stock selection, due largely to underperformance by Smartone Communications (Hong Kong) on increased competition and lower margins. The Fund’s underweighting in the strongly performing Industrials sector also detracted from results.

During 2013, the Fund’s allocation to Industrials increased from approximately 11% to over 15%, due largely to increases in Services-related industries and Machinery. Conversely, Energy decreased from approximately 6.5% to 1.5%, below the 5.56% Index weighting, as all Exploration/Production exposure was generally eliminated on lower demand and increasing supply. Discretionary remained the largest sector at year end at approximately 24% of the Fund, well above the 18.63% Index weighting, although it decreased somewhat during the period. Healthcare was also significantly overweighted at nearly 15% of the Fund, well above the 5.75% Index weighting on much higher Healthcare Providers/Services, Biotech, and Pharmaceuticals exposure. Regionally the Fund’s weighting in Japan increased from approximately 16.5% of the Fund as of year end 2012 to nearly 22%, above the 19.05% Index weighting, on adds in a number of sectors. Europe and the U.K. were also overweighted at year end, representing approximately 30% and 21% of the Fund, respectively. Conversely, emerging markets, Canada, and Developed Asia ex-Japan were underweighted. Emerging markets, which represented approximately 14% of the Fund at year end 2013, decreased from approximately 15% as of year end 2012 due largely to decreases in Asia, which more than offset a reduction in Europe, the Middle East and Africa.

84	Annual Report	December 31, 2013

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	25.80%	10.09%	21.41%	8.38%
Class I	26.11	10.42	21.77	8.72
Institutional Class	26.49	10.71	22.04	8.92
MSCI ACW Ex-U.S. Small Cap Index (net)	19.73	4.97	18.73	7.59

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2013	Annual Report	85

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—30.1%

	Belgium—0.3%
	Melexis N.V. (Semiconductors & semiconductor equipment)	82,706	$2,637

	Denmark—2.3%
*	Matas A/S (Specialty retail)	134,841	3,730
	SimCorp A/S (Software)	133,176	5,243
*	Topdanmark A/S (Insurance)	493,743	13,002
			21,975

	Finland—1.6%
	Huhtamaki OYJ (Containers & packaging) .	168,858	4,332
	Tikkurila Oyj (Chemicals)	377,321	10,330
			14,662

	France—1.3%
*	GameLoft SE (Software)	301,557	3,398
	Havas S.A. (Media)	1,081,877	8,906
			12,304

	Germany—6.9%
	Aurelius AG (Capital markets)	200,181	8,124
	Bertrandt AG (Professional services)	34,440	5,259
	Deutsche Wohnen AG (Real estate management & development)	76,985	1,486
	ElringKlinger AG (Auto components)	215,628	8,772
	Norma Group SE (Machinery)	188,459	9,355
	Wincor Nixdorf AG (Computers & peripherals)	199,004	13,790
	Wirecard AG (IT services)	447,200	17,666
			64,452

	Ireland—0.7%
	Greencore Group plc (Food products)	1,830,719	6,761

	Israel—0.6%
	Frutarom Industries, Ltd. (Chemicals)	255,761	5,378

	Italy—6.0%
	Azimut Holding SpA (Capital markets)	367,716	10,031
	Brembo SpA (Auto components)	226,416	6,099
	Industria Macchine Automatiche SpA (Machinery)	7,467	288
*	Moncler SpA (Textiles, apparel & luxury goods)	312,162	6,785
	Recordati SpA (Pharmaceuticals)	651,209	9,371
	Sogefi SpA (Auto components)	166,567	1,001
*	World Duty Free SpA (Specialty retail)	835,426	10,504
*	Yoox SpA (Internet & catalog retail)	266,006	11,930
			56,009

	Norway—2.1%
*	Algeta ASA (Biotechnology)	57,198	3,384
	Borregaard ASA (Chemicals)	994,834	4,953
	Opera Software ASA (Internet software & services)	595,393	8,143
	Prosafe SE (Energy equipment & services)	435,845	3,363
			19,843

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)

	Spain—1.2%
	Atresmedia Corporation de Medios de Comunicaion S.A. (Media)	376,080	$6,219
	Grupo Catalana Occidente S.A. (Insurance)	152,296	5,451
			11,670

	Sweden—4.9%
	AddTech AB Class “B” (Trading companies & distributors)	220,158	3,611
	Axis Communications AB (Electronic equipment, instruments & components)	135,126	4,702
	Hexpol AB (Chemicals)	165,698	12,417
	Intrum Justitia AB (Commercial services & supplies)	239,774	6,710
	JM AB (Household durables)	372,139	10,501
	Nolato AB Class “B” (Communications equipment)	134,642	3,067
*	Swedish Orphan Biovitrum AB (Biotechnology)	431,937	4,483
			45,491

	Switzerland—2.2%
*	Basilea Pharmaceutica (Biotechnology)	40,213	4,751
	Burckhardt Compression Holding AG (Machinery)	8,035	3,522
*	Implenia AG (Construction & engineering)	40,430	2,948
	Straumann Holding AG (Health care equipment & supplies)	49,858	9,323
			20,544

	Japan—21.9%
	Century Tokyo Leasing Corporation (Diversified financial services)	320,500	10,561
	Cosmos Pharmaceutical Corporation (Food & staples retailing)	56,500	6,122
	Exedy Corporation (Auto components)	312,800	9,134
	F.C.C. Co., Ltd. (Auto components)	228,209	4,542
	IT Holdings Corporation (IT services)	300,900	4,740
	Kakaku.com, Inc. (Internet software & services)	302,700	5,309
	Meitec Corporation (Professional services)	176,000	4,760
	Miraca Holdings, Inc. (Health care providers & services)	306,700	14,445
	MISUMI Group, Inc. (Trading companies & distributors)	148,600	4,664
	Nihon Kohden Corporation (Health care equipment & supplies)	209,500	7,301
	Nihon M&A Center, Inc. (Professional services)	65,500	4,410
	Nippon Kayaku Co., Ltd. (Chemicals)	635,000	9,008
	Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	574	5,483
	Nissan Chemical Industries, Ltd. (Chemicals)	897,300	14,221
	Otsuka Corporation (IT services)	109,600	13,956
	Park24 Co., Ltd. (Commercial services & supplies)	476,600	8,974

See accompanying Notes to Financial Statements.

86	Annual Report	December 31, 2013

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Pigeon Corporation (Household products)	222,200	$10,761
	Ryohin Keikaku Co., Ltd. (Multiline retail)	94,100	10,160
	Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	131,300	8,478
	Ship Healthcare Holdings, Inc. (Health care providers & services)	182,900	7,095
	Start Today Co., Ltd. (Internet & catalog retail)	290,500	7,202
	Sundrug Co., Ltd. (Food & staples retailing)	361,800	16,164
	TS Tech Co., Ltd. (Auto components)	433,900	14,606
	Tsubakimoto Chain Co. (Machinery)	57,000	434
	United Arrows, Ltd. (Specialty retail)	77,000	2,881
			205,411

	United Kingdom—21.4%
	Abcam plc (Biotechnology)	1,175,203	9,555
	Alent plc (Chemicals)	590,912	3,474
	Aveva Group plc (Software)	236,118	8,461
	Berendsen plc (Commercial services & supplies)	292,347	4,534
	Big Yellow Group plc (Real estate investment trusts (REITs))	330,933	2,620
	Booker Group plc (Food & staples retailing)	5,735,928	15,435
	Cineworld Group plc (Media)	655,915	4,128
	Countrywide plc (Real estate management & development)	1,101,516	10,853
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	218,640	1,857
	Dunelm Group plc (Specialty retail)	646,933	9,642
	Fidessa Group plc (Software)	205,115	7,653
*	Foxtons Group plc (Real estate management & development)	928,262	5,111
	Hays plc (Professional services)	3,770,922	8,105
	Hiscox, Ltd. (Insurance)	421,400	4,850
	Howden Joinery Group plc (Specialty retail)	3,168,172	18,089
	International Personal Finance plc (Consumer finance)	709,439	5,851
	ITE Group plc (Professional services)	974,153	4,954
	Jupiter Fund Management plc (Capital markets)	1,483,393	9,457
	Keller Group plc (Construction & engineering)	122,045	2,322
	Lancashire Holdings, Ltd. (Insurance)	253,920	3,410
*	Nanoco Group plc (Semiconductors & semiconductor equipment)	1,861,296	4,415
	Oxford Instruments plc (Electronic equipment, instruments & components)	245,971	7,197
	Provident Financial plc (Consumer finance)	510,373	13,725
	Regus plc (Commercial services & supplies)	1,449,068	5,212
	Senior plc (Machinery)	1,928,821	9,812
	Ted Baker plc (Textiles, apparel & luxury goods)	136,309	5,169
	The Restaurant Group plc (Hotels, restaurants & leisure)	1,504,125	14,745
			200,636

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—12.9%

	China—5.8%
	China Medical System Holdings, Ltd. (Pharmaceuticals)	2,914,000	$3,115
	China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	1,936,000	1,843
	CIMC Enric Holdings, Ltd. (Machinery)	1,968,000	3,172
	Haitian International Holdings, Ltd. (Machinery)	2,838,496	6,457
	Minth Group, Ltd. (Auto components)	896,000	1,860
*	Qunar Cayman Islands, Ltd.—ADR (Internet & catalog retail)	158,725	4,211
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	7,952,000	6,317
	Towngas China Co., Ltd. (Gas utilities)	3,558,000	4,125
	Travelsky Technology, Ltd. Class “H” (IT services)	2,083,000	2,050
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	318,652	12,230
	Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	2,565,000	9,262
			54,642

	India—3.2%
	Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	785,640	6,776
	Ipca Laboratories, Ltd. (Pharmaceuticals)	799,586	9,392
	Motherson Sumi Systems, Ltd. (Auto components)	1,761,548	5,196
	Yes Bank, Ltd. (Commercial banks)	1,469,956	8,812
			30,176

	Indonesia—0.2%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	29,182,500	1,415

	Malaysia—0.6%
	Hartalega Holdings Bhd (Health care equipment & supplies)	1,031,400	2,277
	Silverlake Axis, Ltd. (Software)	4,726,000	3,295
			5,572

	South Korea—1.7%
*	Cheil Worldwide, Inc. (Media)	188,310	4,907
	GS Home Shopping, Inc. (Internet & catalog retail)	10,052	2,925
	Halla Visteon Climate Control Corporation (Auto components)	124,930	4,587
	Medy-Tox, Inc. (Biotechnology)	19,994	3,217
			15,636

	Taiwan—1.4%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	284,340	3,206
	King Slide Works Co., Ltd. (Machinery)	528,000	5,952
	Yungtay Engineering Co., Ltd. (Machinery)	1,532,000	4,395
			13,553

See accompanying Notes to Financial Statements.

December 31, 2013	Annual Report	87

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	Shares	Value

Asia—6.2%

Australia—2.4%
DuluxGroup, Ltd. (Chemicals)	1,744,678	$8,350
FlexiGroup, Ltd. (Consumer finance)	1,937,620	7,734
Super Retail Group, Ltd. (Specialty retail) .	534,975	6,348
		22,432

Hong Kong—0.7%
Man Wah Holdings, Ltd. (Household durables)	4,111,200	6,436

New Zealand—1.9%
Ryman Healthcare, Ltd. (Health care providers & services)	2,013,159	12,997
Summerset Group Holdings, Ltd. (Health care providers & services)	1,785,183	4,771
		17,768

Singapore—1.2%
ARA Asset Management Ltd.—144A (Capital markets)	1,422,300	2,096
SATS, Ltd. (Transportation infrastructure)	3,531,000	9,038
		11,134

Canada—4.4%
Canadian Energy Services & Technology Corporation (Energy equipment & services)	258,086	5,617
Hudson’s Bay Co. (Multiline retail)	518,535	8,752
Intertape Polymer Group, Inc. (Containers & packaging)	463,890	6,127
Total Energy Services, Inc. (Energy equipment & services)	229,734	4,460
Westjet Airlines, Ltd. (Airlines)	616,749	16,211
		41,167

Emerging Europe, Mid-East, Africa—0.9%

Georgia—0.1%
Bank of Georgia Holdings plc (Commercial banks)	10,442	414

Qatar—0.0%
Gulf International Services OSC (Energy equipment & services)	3,661	61

Russia—0.8%
QIWI plc—ADR (IT services)	132,918	7,444

Turkey—0.0%
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	389,145	331

Total Common Stocks—97.8% (cost $744,764)		915,954

Preferred Stock

Brazil—0.1%
Marcopolo S.A. (Machinery)	559,900	1,210

Total Preferred Stock—0.1% (cost $1,565)		1,210

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $8,071, collateralized by FNMA, 2.36%, due 12/14/22	$8,071	$8,071

Total Repurchase Agreement—0.9% (cost $8,071)		8,071
Total Investments—98.8% (cost $754,400)		925,235
Cash and other assets, less liabilities—1.2%		10,957
Net assets—100.0%		$936,192

ADR = American Depository Receipt
* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	24.7%
Industrials	15.9%
Health Care	15.2%
Financials	14.3%
Information Technology	13.4%
Materials	8.6%
Consumer Staples	6.0%
Energy	1.5%
Utilities	0.4%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	22.6%
Japanese Yen	22.4%
Euro	17.6%
Hong Kong Dollar	6.2%
Swedish Krona	5.0%
Canadian Dollar	4.5%
Indian Rupee	3.3%
Australian Dollar	2.4%
Danish Krone	2.4%
Swiss Franc	2.2%
Norwegian Krone	2.2%
New Zealand Dollar	1.9%
South Korean Won	1.7%
Singapore Dollar	1.6%
New Taiwan Dollar	1.5%
U.S. Dollar	1.3%
All Other Currencies	1.2%
Total	100.0%

See accompanying Notes to Financial Statements.

88	Annual Report	December 31, 2013

EMERGING MARKETS LEADERS FUND

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 0.74% decrease, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) decreased 2.60%.

While the Fund’s absolute performance was negative in 2013, the Fund outperformed its benchmark. The Fund’s outperformance relative to the Index was bolstered by strong stock selection and sector positioning, with the strongest results in the overweighted Information Technology (“IT”) sector, particularly in Internet and IT Services. Consumer Discretionary and Consumer Staples stock selection was augmented by accelerating sales at China’s Great Wall Motor, the auto manufacturer, in addition to strong performance by Naspers, the South African media company. Consumer Staples benefited from good results in Food/Staples retailing, particularly Magnit, the Russian grocery store operator. Materials stock selection was additive on the significant underweighting and stock selection in Mining, given limited exposure in this industry. Somewhat detracting from results was Energy and Financials performance. While Energy underperformance was broader based, Financials stock selection was hampered by Commercial Banks stock selection and the Real Estate overweighting. Stock selection was generally strong across all regions in 2013.

The Fund maintained its focus in Consumer and IT at the expense of Resources. At year end, Consumer Discretionary represented approximately 12% of the Fund, ahead of the 8.88% Index weighting, although decreased slightly since year end 2012. Consumer Staples approximated 11%, above the 8.62% Index weighting, also decreasing since year end 2012 on high relative valuations and slowing operating trends. IT represented approximately 27% of the Fund, well ahead of the 16% Index weighting, with approximately 12.5% invested in Internet Software/ Services on good operating trends in Russian and Asian holdings, while IT Services and Semiconductors also had significant weightings. Conversely, Energy represented approximately 6% of the Fund, below the 11.26% Index weighting on lower expected growth and Energy demand, while the Fund did not hold any Materials companies at year end. From a regional perspective, the Fund maintained its focus in China, which totaled nearly 24% of the Fund, above the 20% Index weighting. India was also overweighted at the expense of South Korea and Taiwan. While Europe, the Middle East and Africa was overweighted at approximately 23% of the Fund versus 18% for the Index, it was due primarily to approximately 4.5% invested in Middle East frontier markets, coupled with a significant weighting in South Africa, which more than offset limited exposure in Eastern Europe and Turkey. In Latin America, the Fund had a significant weighting in Brazil with limited exposure elsewhere.

December 31, 2013	William Blair Funds	89

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	3 Year	5 Year	Since Inception
Class N(b)	(0.74)%	(1.31)%	—	3.59%
Class I(a)	(0.60)	(1.10)	16.37	0.39
Institutional Class(a)	(0.46)	(0.95)	16.58	0.54
MSCI Emerging Markets Index (net)(a)	(2.60)	(2.06)	14.79	0.72
MSCI Emerging Markets Large Cap Index (net)(a)	(2.55)	(1.86)	14.50	0.64
(a)	Since Inception is for the period from March 26, 2008 (Commencement of Operations) to December 31, 2013.
(b)	Since Inception for Class N is for the period from May 3, 2010 (Commencement of Operations) to December 31, 2013. The corresponding benchmark inception returns for the MSCI Emerging Markets Index (net) and the MSCI Emerging Markets Large Cap Index (net) are 2.36% and 2.46%, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

On December 31, 2012, the Fund’s Benchmark changed from the Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) to the Morgan Stanley Capital International (MSCI) Emerging Markets Index (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market capitalization focus the Fund uses in its investment strategy.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

90	Annual Report	December 31, 2013

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—52.6%

	China—24.0%
*	Baidu, Inc.—ADR (Internet software & services)	9,114	$1,621
	China Merchants Bank Co., Ltd. Class “H” (Commercial banks)	1,184,905	2,524
	China Overseas Land & Investment, Ltd. (Real estate management & development)	342,000	962
	China Unicom Hong Kong, Ltd. (Diversified telecommunication services)	846,000	1,263
	Chow Tai Fook Jewellery Group, Ltd. (Specialty retail)	310,000	462
	CNOOC, Ltd. (Oil, gas & consumable fuels)	972,000	1,808
	ENN Energy Holdings, Ltd. (Gas utilities)	136,000	1,008
	Great Wall Motor Co., Ltd. Class “H” (Automobiles)	258,500	1,423
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	241,500	2,169
	SouFun Holdings, Ltd.—ADR (Internet software & services)	7,528	620
	Sun Art Retail Group, Ltd. (Food & staples retailing)	239,000	336
	Tencent Holdings, Ltd. (Internet software & services)	35,000	2,230
	Want Want China Holdings, Ltd. (Food products)	747,000	1,077
			17,503

	India—10.5%
	HCL Technologies, Ltd. (IT services)	52,502	1,074
	HDFC Bank, Ltd. (Commercial banks)	77,507	837
	ITC, Ltd. (Tobacco)	284,108	1,475
	Lupin, Ltd. (Pharmaceuticals)	40,135	588
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	135,843	1,246
	Tata Consultancy Services, Ltd. (IT services)	33,860	1,190
	Tata Motors, Ltd. (Automobiles)	213,272	1,298
			7,708

	Malaysia—0.1%
*	IHH Healthcare Bhd (Health care providers & services)	48,200	57

	Philippines—0.8%
	SM Prime Holdings, Inc. (Real estate management & development)	1,870,400	619

	South Korea—11.4%
	Hyundai Motor Co. (Automobiles)	9,129	2,046
	NHN Corporation (Internet software & services)	2,384	1,635
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,086	2,712
	SK Telecom Co., Ltd. (Wireless telecommunication services)	8,749	1,907
			8,300

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	Taiwan—5.8%
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	150,000	$2,232
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	117,093	2,042
			4,274

	Emerging Europe, Mid-East, Africa—23.0%

	Nigeria—1.0%
	Guaranty Trust Bank plc (Commercial banks)	4,116,522	701

	Qatar—1.9%
	Qatar National Bank S.A.Q. (Commercial banks)	28,751	1,358

	Russia—7.3%
	Magnit OJSC—144A—GDR (Food & staples retailing)†	34,126	2,259
	Mail.ru Group, Ltd.—GDR (Internet software & services)	13,557	605
*	Yandex N.V. Class “A” (Internet software & services)†	58,104	2,507
			5,371

	South Africa—10.6%
	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	26,098	669
	Bidvest Group, Ltd. (Industrial conglomerates)	55,200	1,412
	Discovery, Ltd. (Insurance)	82,127	662
	FirstRand, Ltd. (Diversified financial services)	334,212	1,143
	MTN Group, Ltd. (Wireless telecommunication services)	69,954	1,447
	Naspers, Ltd. (Media)	23,077	2,411
			7,744

	Turkey—0.6%
	Coca-Cola Icecek A.S. (Beverages)	18,455	444

	United Arab Emirates—1.6%
	Emaar Properties PJSC (Real estate management & development)	151,752	316
	First Gulf Bank PJSC (Commercial banks)	164,682	843
			1,159

	Emerging Latin America—19.8%

	Brazil—13.5%
	AMBEV S.A.—ADR (Beverages)	246,542	1,812
	BB Seguridade Participacoes S.A. (Insurance)	136,500	1,418
	BR Malls Participacoes S.A. (Real estate management & development)	187,700	1,356
	CCR S.A (Transportation infrastructure)	134,800	1,015
	Cielo S.A. (IT services)	53,300	1,483

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	91

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—(continued)

Brazil—(continued)
Kroton Educacional S.A. (Diversified consumer services)	54,500	$907
Localiza Rent a Car S.A. (Road & rail)	30,970	437
Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	62,100	1,473
		9,901
Colombia—1.8%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	74,238	1,282

Mexico—2.9%
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	253,900	1,776
Grupo Lala S.A.B. de C.V. (Food products)	158,700	352
		2,128
Panama—0.6%
Copa Holdings S.A. Class “A” (Airlines)†	2,548	408

Peru—1.0%
Credicorp, Ltd. (Commercial banks)†	5,417	719

Total Common Stocks—95.4% (cost $62,999)		69,676

Preferred Stock

Brazil—3.4%
Itau Unibanco Holding S.A. (Commercial banks)	186,800	2,482

Total Preferred Stock—3.4% (cost $2,617)		2,482
Total Investments—98.8% (cost $65,616)		72,158
Cash and other assets, less liabilities—1.2%		900
Net assets—100.0%		$73,058

ADR = American Depository Receipt
GDR = Global Depository Receipt
* Non-income producing securities
† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the NewYork Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	27.8%
Financials	27.6%
Consumer Discretionary	11.8%
Consumer Staples	10.7%
Telecommunication Services	6.4%
Energy	6.3%
Industrials	4.5%
Health Care	3.5%
Utilities	1.4%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	21.2%
U.S. Dollar	17.5%
Brazilian Real	14.6%
South Korean Won	11.5%
South African Rand	10.7%
Indian Rupee	10.7%
New Taiwan Dollar	3.1%
Mexican Peso	2.9%
Qatari Rial	1.9%
Canadian Dollar	1.8%
UAE Dirham	1.6%
All Other Currencies	2.5%
Total	100.0%

See accompanying Notes to Financial Statements.

92	Annual Report	December 31, 2013

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 1.05% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI Index (net) (the “Index”), decreased 2.20%.

The Fund’s outperformance relative to the Index was bolstered by strong stock selection and sector positioning, with the strongest results in the overweighted Information Technology sector, particularly in Asian and Russian Internet Services and Indian Information Technology Services holdings. Consumer Discretionary stock selection was augmented by good performance by Naspers, the South African media company, and China’s Haier Electronics, while Consumer Staples benefited from good results in Food/Staples Retailing, particularly Magnit, the Russian grocery store operator. Materials stock selection was additive on the significant underweighting and stock selection in Mining, given limited exposure in this industry. Stock selection was strong across regions year to date, with particular value added by China and South Africa stock selection, the overweight and stock selection in India, frontier market performance, and limited exposure in Southeast Asia. Somewhat detracting from results was Energy and Financials performance. While underperformance in Energy was broader based, Financials stock selection was hampered by Commercial Bank stock selection and Real Estate overweighting and performance. Regionally, the Fund’s underweighting in Emerging Asia and overweighting in Latin America detracted from performance.

While overall sector positioning did not change appreciably across most sectors, the Fund’s Information Technology weighting increased from approximately 17% as of year end 2012 to over 27%, due to an increase in Internet Services/Software holdings, largely in Asia, on good operating performance and growth prospects. Information Technology Services also increased with additional holdings in Indian companies, on stronger demand. Conversely, Materials decreased during the period to a de minimus position, well below the 9.93% Index weighting, as we eliminated Metals/Mining holdings on lower expected demand. From a regional perspective, we maintained our focus on China, which represented approximately 23% of the Fund, above the 20% Index weighting. India was also overweighted at the expense of South Korea and Taiwan. Europe, Middle East and Africa was overweighted by approximately 3% versus the Index, due largely to approximately 5.5% invested in frontier markets. More broadly, frontier markets represented approximately 7% of the portfolio. The Latin America overweighting was due largely to Brazil.

December 31, 2013	William Blair Funds	93

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
				Since
	1 Year	3 Year	5 Year	Inception(a)
Class N	1.05%	0.29%	16.70%	9.89%
Class I	1.36	0.60	17.02	10.17
Institutional Class	1.49	0.79	17.21	10.35
MSCI Emerging Markets IMI (net)	(2.20)	(2.23)	15.36	9.81

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

94	Annual Report	December 31, 2013

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—51.9%

	Cambodia—0.3%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	2,958,000	$3,124

	China—20.5%
	AAC Technologies Holdings, Inc. (Communications equipment)	523,959	2,544
	Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	2,162,000	2,236
*	Baidu, Inc.—ADR (Internet software & services)	166,921	29,692
	Beijing Enterprises Water Group, Ltd. (Water utilities)	7,442,000	4,674
	China Oilfield Services, Ltd. (Energy equipment & services)	1,840,000	5,707
	China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	1,423,000	1,354
	China Overseas Land & Investment, Ltd. (Real estate management & development)	990,000	2,783
	China Unicom Hong Kong, Ltd. (Diversified telecommunication services)	8,970,000	13,396
	Chow Tai Fook Jewellery Group, Ltd. (Specialty retail)	1,912,600	2,851
	CIMC Enric Holdings, Ltd. (Machinery)	1,846,000	2,976
	CNOOC, Ltd. (Oil, gas & consumable fuels)	12,309,000	22,890
	ENN Energy Holdings, Ltd. (Gas utilities)	1,075,000	7,965
	Haier Electronics Group Co., Ltd. (Household durables)	2,423,000	7,046
	Haitian International Holdings, Ltd. (Machinery)	1,537,870	3,498
	Haitong Securities Co., Ltd. Class “H” (Capital markets)	4,388,400	7,606
	Huaneng Renewables Corporation, Ltd. (Independent power producers & energy traders)	4,978,000	2,388
	NetEase, Inc.—ADR (Internet software & services)	190,413	14,967
*	Qihoo 360 Technology Co., Ltd.—ADR (Internet software & services)	29,414	2,413
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	870,000	3,287
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	3,904,000	3,101
	SouFun Holdings, Ltd.—ADR (Internet software & services)	52,399	4,318
	Sun Art Retail Group, Ltd. (Food & staples retailing)	3,412,245	4,797
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	2,215,000	2,154
	Tencent Holdings, Ltd. (Internet software & services)	446,935	28,473
	Travelsky Technology, Ltd. Class “H” (IT services)	1,467,000	1,444
	Want Want China Holdings, Ltd. (Food products)	10,021,217	14,448

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	China—(continued)
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	92,268	$3,541
	Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	713,000	2,575
			205,124

	India—11.0%
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	247,915	3,791
	HCL Technologies, Ltd. (IT services)	1,000,913	20,481
	HDFC Bank, Ltd. (Commercial banks)	1,069,978	11,547
	Idea Cellular, Ltd. (Wireless telecommunication services)	1,483,951	4,005
	IndusInd Bank, Ltd. (Commercial banks)	367,230	2,494
	ITC, Ltd. (Tobacco)	2,931,423	15,213
	Lupin, Ltd. (Pharmaceuticals)	368,876	5,408
	Motherson Sumi Systems, Ltd. (Auto components)	940,307	2,774
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,564,876	14,357
	Tata Consultancy Services, Ltd. (IT services)	313,025	11,003
	Tata Motors, Ltd. (Automobiles)	1,981,205	12,059
	Tech Mahindra, Ltd. (IT services)	215,976	6,419
			109,551

	Indonesia—1.0%
	PT Bank Rakyat Indonesia Persero Tbk (Commercial banks)	12,517,821	7,457
	PT Kalbe Farma Tbk (Pharmaceuticals)	28,214,415	2,898
			10,355

	Malaysia—0.2%
	Guinness Anchor Bhd (Beverages)	373,700	1,825
*	IHH Healthcare Bhd (Health care providers & services)	536,900	633
			2,458

	Papua New Guinea—1.0%
	Oil Search, Ltd. (Oil, gas & consumable fuels)	1,341,335	9,713

	Philippines—0.8%
	SM Prime Holdings, Inc. (Real estate management & development)	14,836,000	4,907
	Universal Robina Corporation (Food products)	1,098,840	2,800
			7,707

	South Korea—10.6%
*	Cheil Worldwide, Inc. (Media)	107,060	2,790
	GS Home Shopping, Inc. (Internet & catalog retail)	11,138	3,241
	Halla Visteon Climate Control Corporation (Auto components)	135,640	4,980
	Hyundai Motor Co. (Automobiles)	90,322	20,241
	NHN Corporation (Internet software & services)	30,806	21,134

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	95

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	South Korea—(continued)
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	25,179	$32,734
	SK Telecom Co., Ltd. (Wireless telecommunication services)	96,558	21,043
			106,163

	Taiwan—6.5%
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	10,246,560	14,990
	Hiwin Technologies Corporation (Machinery)	323,000	2,726
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,373,000	20,431
	Merida Industry Co., Ltd. (Leisure equipment & products)	452,000	3,283
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	872,000	3,570
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,146,722	19,999
			64,999

	Emerging Europe, Mid-East, Africa—20.5%

	Georgia—0.3%
	Bank of Georgia Holdings plc (Commercial banks)	67,430	2,674

	Kenya—0.1%
	Safaricom, Ltd. (Wireless telecommunication services)	8,766,500	1,107

	Nigeria—0.9%
	Guaranty Trust Bank plc (Commercial banks)	25,064,150	4,267
	Nestle Nigeria plc (Food products)	350,617	2,631
	Nigerian Breweries plc (Beverages)	2,417,457	2,538
			9,436

	Qatar—1.4%
	Qatar National Bank S.A.Q. (Commercial banks)	286,843	13,549

	Russia—5.6%
*	Etalon Group Ltd.—144A—GDR (Real estate management & development)	417,855	2,215
	M Video OJSC (Specialty retail)	282,960	2,564
	Magnit OJSC (Food & staples retailing)	55,758	15,664
	Mail.ru Group Ltd.—144A—GDR (Internet software & services)†	18,250	814
	Mail.ru Group, Ltd.—GDR (Internet software & services)	107,248	4,783
	QIWI plc—ADR (IT services)	59,073	3,308
*	TCS Group Holding plc—144A—GDR (Commercial banks)	242,768	3,629
*	Yandex N.V. Class “A” (Internet software & services)†	529,049	22,828
			55,805

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)

	South Africa—8.1%
	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	243,201	$6,230
	Bidvest Group, Ltd. (Industrial conglomerates)	364,292	9,319
	Discovery, Ltd. (Insurance)	424,813	3,422
	FirstRand, Ltd. (Diversified financial services)	3,040,761	10,403
	Life Healthcare Group Holdings, Ltd. (Health care providers & services)	645,789	2,577
	Mr. Price Group, Ltd. (Specialty retail)	239,512	3,739
	MTN Group, Ltd. (Wireless telecommunication services)	627,289	12,978
	Naspers, Ltd. (Media)	262,543	27,431
	Shoprite Holdings, Ltd. (Food & staples retailing)	293,970	4,596
			80,695

	Turkey—1.2%
	Coca-Cola Icecek A.S. (Beverages)	289,842	6,980
*	Pegasus Hava Tasimaciligi A.S. (Airlines)	266,586	4,503
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	161,270	1,005
			12,488

	United Arab Emirates—2.9%
	Air Arabia PJSC (Airlines)	6,412,794	2,706
*	DAMAC Real Estate Development Ltd.—
	144A—GDR (Real estate management & development)	151,437	2,347
	Dragon Oil plc (Oil, gas & consumable fuels)	504,638	4,742
	Dubai Islamic Bank PJSC (Commercial banks)	2,153,164	3,142
	Emaar Properties PJSC (Real estate management & development)	1,033,643	2,150
	First Gulf Bank PJSC (Commercial banks)	2,730,421	13,976
			29,063

	Emerging Latin America—19.8%

	Argentina—0.3%
	MercadoLibre, Inc. (Internet software & services)	28,323	3,053

	Brazil—13.1%
	AMBEV S.A.—ADR (Beverages)	3,403,409	25,015
	BB Seguridade Participacoes S.A. (Insurance)	1,715,200	17,812
	BR Malls Participacoes S.A. (Real estate management & development)	1,902,590	13,750
	CCR S.A (Transportation infrastructure)	1,832,789	13,805
	Cielo S.A. (IT services)	537,200	14,948
	Grendene S.A. (Textiles, apparel & luxury goods)	345,300	2,648
	Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	345,200	3,263

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2013

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—(continued)

Brazil—(continued)
Kroton Educacional S.A. (Diversified consumer services)	310,980	$5,175
Localiza Rent a Car S.A. (Road & rail)	407,610	5,750
Tractebel Energia S.A. (Independent power producers & energy traders)	894,038	13,619
Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	628,000	14,893
		130,678

Chile—0.4%
CFR Pharmaceuticals S.A. (Pharmaceuticals)	9,341,844	2,098
Inversiones La Construccion S.A. (Diversified financial services)	173,482	2,443
		4,541

Colombia—1.5%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	872,492	15,064

Mexico—2.8%
Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	1,868,069	6,025
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	2,758,310	19,296
Grupo Lala S.A.B. de C.V. (Food products)	1,117,400	2,476
		27,797

Panama—0.4%
Copa Holdings S.A. Class “A” (Airlines)†	29,086	4,657

Peru—1.3%
Credicorp, Ltd. (Commercial banks)†	76,094	10,100
Intercorp Financial Services, Inc. (Diversified financial services)	85,198	2,641
		12,741

Total Common Stocks—92.2% (cost $823,786)		922,542

Preferred Stocks

Brazil—2.9%
Itau Unibanco Holding S.A. (Commercial banks)	2,117,685	28,140
Marcopolo S.A. (Machinery)	353,300	764
		28,904

Total Preferred Stocks—2.9% (cost $30,663)		28,904

Affiliated Fund

Emerging Asia—2.8%

China—2.8%
William Blair China A-Share Fund, LLC	2,362,400	27,782

Total Affiliated Fund—2.8% (cost $23,624)		27,782

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $21,079, collateralized by FNMA, 2.360%, due 12/14/22	$21,079	$21,079

Total Repurchase Agreement—2.1% (cost $21,079)		21,079
Total Investments—100.0% (cost $899,152)		1,000,307
Liabilities, plus cash and other assets—0.0%		(285)
Net assets—100.0%		$1,000,022

ADR = American Depository Receipt
GDR = Global Depository Receipt
*	Non-income producing securities
†	= U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the NewYork Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	97

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	27.9%
Financials	23.0%
Consumer Discretionary	11.9%
Consumer Staples	10.5%
Energy	7.6%
Industrials	5.6%
Telecommunication Services	5.5%
Health Care	4.9%
Utilities	3.0%
Materials	0.1%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	20.5%
Hong Kong Dollar	16.0%
Brazilian Real	13.7%
Indian Rupee	11.2%
South Korean Won	10.8%
South African Rand	8.2%
New Taiwan Dollar	4.6%
Mexican Peso	2.8%
UAE Dirham	2.3%
Canadian Dollar	1.5%
Qatari Rial	1.4%
Turkish Lira	1.3%
Indonesian Rupiah	1.1%
All Other Currencies	4.6%
Total	100.0%

As of December 31, 2013, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly.

	Share Activity					Year Ended December 31, 2013 (in thousands)
Security Name	Balance 12/31/2012	Purchases	Sales	Balance 12/31/2013	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	2,362,400	—	—	2,362,400	$27,782	$—	$—	$4,158

See accompanying Notes to Financial Statements.

98	Annual Report	December 31, 2013

EMERGING MARKETS SMALL CAP GROWTH FUND

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 16.42% increase, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 1.04%.

The Fund’s strong 2013 performance relative to the Index was generated by strong stock selection across sectors and regions, which more than offset the negative drag of sector and regional positioning. Industrials and Consumer Discretionary holdings were each up just over 24%, well ahead of the -2.64% and 5.68% Index returns, respectively. Within Consumer Discretionary, Auto Components, Hotels/Restaurants and Leisure and Textiles/Apparel holdings added significant value, as did overall industry positioning. Industrials stock selection was boosted by the overweighting in the strongly performing Airlines and Machinery industries. In addition, Energy holdings were up approximately 149% due largely to the strong performance of Dayang Enterprises, the Malaysian oil services company, on contract wins and the expectation of pan Malaysian opportunities. While stock selection across all regions added value, significant alpha was generated by China, South Korea, and Taiwan, along with the underweighting in Indonesia. Detracting from these strong results was the Fund’s underweighting in the strongly performing Asian region, in addition to the underweighting in Information Technology (“IT”) and Resources, given strong performance in these sectors.

During the course of 2013, the Fund’s Financials weighting decreased significantly from approximately 22% to 16%, below the 18% Index weighting, due largely to a reduction in real estate-related holdings, particularly in Asia. Similarly, Consumer Staples was reduced from nearly 16% to approximately 7.7%, similar to the Index weighting, on concerns about high relative valuations and decelerating growth prospects. Conversely, Industrials increased from approximately 10% to nearly 19%, above the 15% Index weighting, primarily on new holdings in several Turkish and Middle Eastern airlines and Asian Machinery. IT also increased by approximately 5%, with the bulk of the increase in Internet Software/Services and IT Services. Regionally, the Fund’s 62% Asian weighting remained significantly below the Index, given lower Korean and Taiwan exposure, despite increases in both countries and China. Conversely, the Fund’s Southeast Asian exposure decreased during the year on concerns about slowing growth and given the Federal Reserve’s tapering announcement. Europe, the Middle East and Africa increased substantially during the period from approximately 12% to 22%, on new investments in frontier markets. More broadly, frontier markets represented nearly 15%, an increase from just over 6% as of the end of 2012, due to a stable macroeconomic backdrop and good earnings prospects. While Latin America remained overweighted versus the Index, it decreased substantially over 2013, given a reduction in Brazilian holdings.

December 31, 2013	William Blair Funds	99

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	Since Inception
Class N(a)	16.42%	21.10%
Class I(a)	16.70	21.39
MSCI Emerging Markets Small Cap Index (net)(a)	1.04	6.88
Institutional Class(b)	16.80	18.07
MSCI Emerging Markets Small Cap Index (net)(b)	1.04	2.40
(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to December 31, 2013.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to December 31 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

100	Annual Report	December 31, 2013

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—62.5%

	Cambodia—1.7%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	2,502,000	$2,643

	China—20.5%
	AAC Technologies Holdings, Inc. (Communications equipment)	34,000	165
	Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	780,000	807
	Beijing Enterprises Water Group, Ltd. (Water utilities)	3,000,000	1,884
	Biostime International Holdings, Ltd. (Food products)	248,000	2,207
	China BlueChemical, Ltd. Class “H” (Chemicals)	696,000	438
	China Everbright International, Ltd. (Commercial services & supplies)	1,795,000	2,394
*	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	28,647	873
	China Medical System Holdings, Ltd. (Pharmaceuticals)	173,000	185
	China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	1,309,000	1,246
	CIMC Enric Holdings, Ltd. (Machinery)	1,322,000	2,131
	Haitian International Holdings, Ltd. (Machinery)	991,000	2,254
	Hilong Holding, Ltd. (Energy equipment & services)	1,906,000	1,632
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	114,797	2,173
	Huaneng Renewables Corporation, Ltd. (Independent power producers & energy traders)	1,248,000	599
	Minth Group, Ltd. (Auto components)	1,186,000	2,463
*	Qunar Cayman Islands, Ltd.—ADR (Internet & catalog retail)	13,993	371
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	452,000	359
	SouFun Holdings, Ltd.—ADR (Internet software & services)	34,933	2,879
	Travelsky Technology, Ltd. Class “H” (IT services)	604,094	594
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	22,352	1,870
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	55,919	2,146
	Xingda International Holdings, Ltd. (Auto components)	1,843,000	1,103
	Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	508,000	1,834
			32,607

	India—12.4%
	Alembic Pharmaceuticals, Ltd. (Pharmaceuticals)	185,627	633
	Amara Raja Batteries, Ltd. (Electrical equipment)	158,913	866
	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	India—(continued)
	Bata India, Ltd. (Textiles, apparel & luxury goods)	42,118	$717
	Bayer CropScience, Ltd. (Chemicals)	37,546	1,077
	Berger Paints India, Ltd. (Chemicals)	135,079	490
	Blue Dart Express, Ltd. (Air freight & logistics)	11,958	657
	Britannia Industries, Ltd. (Food products)	79,818	1,188
	eClerx Services, Ltd. (IT services)	18,528	318
	Eicher Motors, Ltd. (Machinery)	17,075	1,373
	Emami, Ltd. (Personal products)	153,451	1,180
	Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	75,883	655
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	122,039	498
	Havells India, Ltd. (Electrical equipment)	38,824	496
	IndusInd Bank, Ltd. (Commercial banks)	108,898	740
	Ipca Laboratories, Ltd. (Pharmaceuticals)	152,178	1,787
*	Just Dial, Ltd. (Internet software & services)	18,484	431
	Mahindra & Mahindra Financial Services, Ltd. (Consumer finance)	176,243	912
*	Marico Kaya Enterprises, Ltd. (Personal products)**§(a)	835	—
	Marico, Ltd. (Personal products)	44,118	155
	MindTree, Ltd. (IT services)	74,670	1,837
	Motherson Sumi Systems, Ltd. (Auto components)	468,577	1,382
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	9,698	807
	Persistent Systems, Ltd. (IT services)	49,925	793
	Pidilite Industries, Ltd. (Chemicals)	161,070	745
			19,737

	Malaysia—2.8%
	Aeon Co. M Bhd (Multiline retail)	51,000	218
	AEON Credit Service M Bhd (Consumer finance)	62,200	279
	Alam Maritim Resources Bhd (Energy equipment & services)	1,335,000	640
	Dayang Enterprise Holdings Bhd (Energy equipment & services)	740,300	1,309
	Hartalega Holdings Bhd (Health care equipment & supplies)	349,100	770
	Oldtown Bhd (Food products)	493,300	392
	Silverlake Axis, Ltd. (Software)	988,000	689
	Zhulian Corporation Bhd (Textiles, apparel & luxury goods)	151,200	230
			4,527

	Philippines—3.7%
	Alliance Global Group, Inc. (Industrial conglomerates)	1,862,900	1,083
*	East West Banking Corporation (Commercial banks)	905,000	496
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	374,200	1,459

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	101

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)

Philippines—(continued)
Puregold Price Club, Inc. (Food & staples retailing)	702,300	$600
RFM Corporation (Food products)	5,665,300	708
Robinsons Land Corporation (Real estate management & development)	962,400	433
Universal Robina Corporation (Food products)	413,320	1,053
		5,832

South Korea—5.3%
Grand Korea Leisure Co., Ltd. (Hotels, restaurants & leisure)	34,110	1,306
GS Home Shopping, Inc. (Internet & catalog retail)	7,945	2,312
Halla Climate Control Corporation (Auto components)	45,490	1,670
Hanssem Co., Ltd. (Household durables)	10,510	501
Medy-Tox, Inc. (Biotechnology)	7,700	1,239
Paradise Co., Ltd. (Hotels, restaurants & leisure)	54,366	1,362
		8,390

Sri Lanka—0.7%
Commercial Bank of Ceylon plc (Commercial banks)	482,650	447
John Keells Holdings plc (Industrial conglomerates)	381,158	656
		1,103

Taiwan—14.5%
Advantech Co., Ltd. (Computers & peripherals)	295,000	2,044
Airtac International Group (Machinery)	298,000	2,420
E.Sun Financial Holding Co., Ltd. (Commercial banks)	2,326,000	1,545
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	138,300	1,559
Ginko International Co., Ltd. (Health care equipment & supplies)	82,000	1,549
Grape King Bio, Ltd. (Personal products)	223,000	1,122
Hiwin Technologies Corporation (Machinery)	332,000	2,802
King Slide Works Co., Ltd. (Machinery)	187,000	2,108
Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	75,000	405
Merida Industry Co., Ltd. (Leisure equipment & products)	307,000	2,230
Merry Electronics Co., Ltd. (Household durables)	206,000	1,203
PChome Online, Inc. (Internet software & services)	70,000	561
Poya Co., Ltd. (Multiline retail)	91,000	570
St Shine Optical Co., Ltd. (Health care equipment & supplies)	64,000	1,827
Wowprime Corporation (Hotels, restaurants & leisure)	36,000	598
	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	Taiwan—(continued)
	Yungtay Engineering Co., Ltd. (Machinery)	185,000	$531
			23,074

	Thailand—0.9%
	Minor International PCL (Hotels, restaurants & leisure)	1,577,310	994
	Thai Tap Water Supply PCL (Water utilities)	1,562,500	475
			1,469

	Emerging Europe, Mid-East, Africa—22.1%

	Georgia—1.1%
	Bank of Georgia Holdings plc (Commercial banks)	46,226	1,833

	Greece—0.0%
*	JUMBO S.A. (Specialty retail)	933	15

	Kenya—3.7%
	East African Breweries, Ltd. (Beverages)	93,000	313
	Equity Bank, Ltd. (Commercial banks)	1,881,300	670
	Kenya Commercial Bank, Ltd. (Commercial banks)	1,578,800	869
	Safaricom, Ltd. (Wireless telecommunication services)	31,527,300	3,982
			5,834

	Nigeria—2.1%
	Guaranty Trust Bank plc (Commercial banks)	6,741,725	1,148
	Nestle Nigeria plc (Food products)	283,104	2,124
			3,272

	Poland—2.5%
*	Bank Millennium S.A. (Commercial banks)	688,224	1,640
	LPP S.A. (Textiles, apparel & luxury goods)	814	2,425
			4,065

	Qatar—0.8%
	Gulf International Services OSC (Energy equipment & services)	79,156	1,326

	Russia—1.1%
	QIWI plc—ADR (IT services)	15,889	890
*	TCS Group Holding plc—144A—GDR (Commercial banks)	57,175	855
			1,745

	South Africa—4.6%
*	Brait SE (Capital markets)	160,499	802
	Coronation Fund Managers, Ltd. (Capital markets)	331,403	2,526
	Discovery, Ltd. (Insurance)	86,864	700
	Famous Brands, Ltd. (Hotels, restaurants & leisure)	105,094	959
	Life Healthcare Group Holdings, Ltd. (Health care providers & services)	202,101	807

See accompanying Notes to Financial Statements.

102	Annual Report	December 31, 2013

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)

	South Africa—(continued)
	Mr Price Group, Ltd. (Specialty retail)	68,570	$1,070
	Tsogo Sun Holdings, Ltd. (Hotels, restaurants & leisure)	163,982	416
			7,280

	Turkey—2.1%
*	Pegasus Hava Tasimaciligi A.S. (Airlines)	118,181	1,996
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	149,592	933
*	Turk Tuborg Bira ve Malt Sanayii A.S. (Beverages)	315,581	467
			3,396

	United Arab Emirates—4.1%
	Air Arabia PJSC (Airlines)	4,482,493	1,892
*	Al Noor Hospitals Group plc (Health care providers & services)	32,992	490
*	DAMAC Real Estate Development, Ltd.—144A—GDR (Real estate management & development)	43,865	680
*	Drake & Scull International (Construction & engineering)	1,445,801	567
	Dubai Islamic Bank PJSC (Commercial banks)	1,402,935	2,047
	NMC Health plc (Health care providers & services)	109,692	796
			6,472

	Emerging Latin America—14.0%

	Brazil—7.3%
	Estacio Participacoes S.A. (Diversified consumer services)	274,300	2,373
	Ez Tec Empreendimentos e Participacoes S.A. (Household durables)	39,800	492
	Grendene S.A. (Textiles, apparel & luxury goods)	30,800	236
	Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	98,500	931
	Kroton Educacional S.A. (Diversified consumer services)	154,220	2,566
	Linx S.A. (Software)	98,300	1,996
	Lojas Renner S.A. (Multiline retail)	19,450	503
	Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	138,186	1,933
*	Ser Educacional S.A. (Diversified consumer services)	52,700	525
			11,555

	Chile—0.4%
	Forus S.A. (Textiles, apparel & luxury goods)	129,221	652

	Mexico—4.9%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	386,808	1,209
	Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	78,408	465
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)

	Mexico—(continued)
	Compartamos S.A.B. de C.V. (Consumer finance)	778,400	$1,454
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	448,300	1,446
*	Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	742,100	2,072
*	Macquarie Mexico Real Estate Management S.A. de C.V.—144A (Real estate investment trusts (REITs))	313,795	624
	TF Administradora Industrial S de RL de C.V. (Real estate investment trusts (REITs))	299,956	540
			7,810

	Panama—0.7%
	Copa Holdings S.A. (Airlines)†	6,870	1,100

	Peru—0.7%
	Alicorp S.A. (Food products)	167,003	522
	Grana y Montero S.A. (Construction & engineering)	133,013	566
			1,088

	Total Common Stocks—98.6% (cost $132,772)		156,825

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 01/02/14, repurchase price $1,926, collateralized by FHLB, 3.500%, due 3/4/33	$1,926	1,926

	Total Repurchase Agreement—1.2% (cost $1,926)		1,926

	Total Investments—99.8% (cost $134,698)		158,751
	Cash and other assets, less liabilities—0.2%		348
	Net assets—100.0%		$159,099

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2013.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the net assets at December 31, 2013.

(a) Value is less than the minimum amount disclosed.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	103

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

At December 31, 2013, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	28.0%
Industrials	18.9%
Financials	16.5%
Health Care	9.8%
Information Technology	9.8%
Consumer Staples	7.7%
Energy	3.1%
Telecommunication Services	2.5%
Utilities	1.9%
Materials	1.8%
Total	100.0%

At December 31, 2013, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	15.9%
New Taiwan Dollar	14.7%
Indian Rupee	12.6%
U.S. Dollar	8.8%
Brazilian Real	7.4%
South Korean Won	5.4%
Mexican Peso	5.0%
South African Rand	4.6%
Kenyan Shilling	3.7%
Philippine Peso	3.7%
UAE Dirham	2.9%
Malaysian Ringgit	2.4%
Turkish Lira	2.2%
Nigerian Naira	2.1%
British Pound Sterling	2.0%
Euro	1.6%
Polish Zloty	1.0%
All Other Currencies	4.0%
Total	100.0%

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2013

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Bond Fund (Class N shares) posted a 1.37% decrease, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Barclays U.S. Aggregate Index (the “Index”), decreased 2.02%.

Market Review

Fixed income instruments declined in 2013 as the market began to price in the impact of the Federal Reserve’s Federal Open Market Committee (“FOMC”) reducing the scale of its quantitative easing programs. As a result, interest rates rose and interest rate volatility spiked. The 10-year Treasury note yielded 3.03% at year-end.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may trend higher. Interest rate volatility spiked during 2013 due to uncertainty surrounding who would lead the Federal Reserve in 2014 and beyond and what effect reduced quantitative easing programs would have on interest rates. Interest rate volatility declined later in the year after those uncertainties were addressed; Janet Yellen was announced to be the next Chairperson of the Federal Reserve and the “taper” was announced in December 2013.

While the FOMC will begin to slow the pace of its quantitative easing purchases, the FOMC continues to maintain its zero interest rate policy for the federal funds rate that has been in place since December 2008. The FOMC continues to assert that interest rates will remain at low levels until the unemployment rate declines below 6.5% and inflation expectations are well-anchored.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (“LBO’s”), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We believe that spread sectors are poised to lead the market. Corporate risk premiums are at levels near their longer-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

Portfolio Results

While the Fund outperformed the Index, it was down in absolute terms as interest rates rose during this period. Several factors contributed to the Fund’s outperformance relative to the Index during the period. Security selection within the Fund had the largest positive impact on relative performance, with results particularly strong among the Fund’s mortgage-backed and corporate securities. In the mortgage-backed sector, two themes added value relative to the Fund’s benchmark. First, the Fund’s emphasis on higher-coupon pools comprised of low loan balance borrowers continued to add value relative to comparable duration alternatives. Second, the Fund avoided low-coupon 30-year pools that dominate the Index; those pools performed poorly during 2013 as interest rates rose. The Fund also benefitted from security selection themes in the corporate sector. These themes included the Fund’s overweight of financial institutions, positioning within investment-grade industrials, and its allocation to high yield corporate bonds. Finally, interest rate positioning impacted performance favorably. The Fund

December 31, 2013	William Blair Funds	105

maintained a shorter-than-benchmark duration posture throughout the year, and this was a source of value as longer-term interest rates rose throughout the year.

Two factors detracted from the Fund’s performance on a relative basis during 2013. First, an allocation to Treasury Inflation-Protected Securities (“TIPS”) hindered results. TIPS lagged the broad market during 2013 as the market’s implied inflation expectations declined on the news that the FOMC planned to reduce the pace of purchases in its quantitative easing operations. Second, corporate bonds issued by companies domiciled in emerging markets detracted from performance. Emerging market-related securities trailed during 2013 due to weakening macroeconomic performance, particularly within Latin American countries such as Brazil.

106	Annual Report	December 31, 2013

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(1.37)%	4.70%	6.58%	5.68%
Class I	(1.28)	4.87	6.75	5.83
Institutional Class	(1.13)	5.03	6.90	5.99
Barclays U.S. Aggregate Bond Index	(2.02)	3.26	4.44	4.85
(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2013	William Blair Funds	107

Bond Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—44.6%

	U.S. Treasury Inflation Indexed Notes/Bonds—6.3%
	U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$2,316	$2,551
	U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	9,377	12,871
	Total U.S. Treasury Inflation Indexed Notes/Bonds		15,422

	U.S. Treasury—0.4%
	U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,000	866

	Government National Mortgage Association (GNMA)—1.8%
#	623162, 6.500%, due 7/15/18	36	38
#	589335, 6.500%, due 10/15/22	41	46
#	357322, 7.000%, due 9/15/23	14	15
#	616250, 6.000%, due 2/15/24	7	9
#	509405, 7.500%, due 8/15/29	1	1
	GNR 2004-2 M5, 4.891%, due 7/16/34	59	61
#	699118, 6.000%, due 9/15/38	3,838	4,321
	Total GNMA Mortgage Obligations		4,491

	Federal Home Loan Mortgage Corp. (FHLMC)—6.1%
#	G12258, 6.000%, due 8/1/16	11	11
#	J04096, 6.500%, due 1/1/17	19	20
#	E90398, 7.000%, due 5/1/17	37	39
#	G11549, 7.000%, due 7/1/17	5	5
#	G90027, 6.000%, due 11/17/17	10	10
#	G30093, 7.000%, due 12/1/17	12	13
#	O20005, 6.500%, due 1/1/18	10	11
#	E96940, 4.500%, due 6/1/18	54	57
#	G30254, 6.500%, due 5/1/19	12	13
#	J02986, 6.500%, due 7/1/21	28	31
#	G30255, 7.000%, due 7/1/21	11	12
#	G30243, 6.000%, due 12/1/21	9	10
#	D95621, 6.500%, due 7/1/22	40	45
#	J16051, 4.500%, due 7/1/26	1,056	1,150
#	J19032, 3.500%, due 5/1/27	119	125
#	G02183, 6.500%, due 3/1/30	48	53
#	G01728, 7.500%, due 7/1/32	198	234
#	C01385, 6.500%, due 8/1/32	174	196
#	A13303, 5.000%, due 9/1/33	387	427
#	C01623, 5.500%, due 9/1/33	226	249
#	A15039, 5.500%, due 10/1/33	4	4
#	G01843, 6.000%, due 6/1/35	43	48
#	G02141, 6.000%, due 3/1/36	1,019	1,146
#	A62179, 6.000%, due 6/1/37	427	481
#	A63539, 6.000%, due 7/1/37	586	659
#	A62858, 6.500%, due 7/1/37	283	315
#	G03170, 6.500%, due 8/1/37	680	755
#	A66843, 6.500%, due 10/1/37	1,285	1,456
#	A78138, 5.500%, due 6/1/38	696	777
#	G04544, 6.000%, due 8/1/38	1,691	1,882
#	A81799, 6.500%, due 9/1/38	1,123	1,268
#	A86143, 5.000%, due 5/1/39	85	92

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#	G06017, 5.500%, due 6/1/40	$318	$355
#	C03665, 9.000%, due 4/1/41	1,365	1,621
#	G06583, 5.000%, due 6/1/41	1,258	1,393
	Total FHLMC Mortgage Obligations		14,963

	Federal National Mortgage Association (FNMA)—30.0%
#	679220, 6.000%, due 12/1/14	2	2
#	458124, 7.000%, due 12/15/14	1	1
#	576553, 8.000%, due 2/1/16	20	21
#	580793, 6.000%, due 4/1/16	1	1
#	555747, 8.000%, due 5/1/16	2	2
#	624506, 6.000%, due 1/1/17	1	1
#	679247, 7.000%, due 8/1/17	5	6
#	689612, 5.000%, due 5/1/18	153	163
#	695910, 5.000%, due 5/1/18	309	330
#	697593, 5.000%, due 5/1/18	278	296
#	251960, 6.000%, due 9/1/18	4	4
#	770395, 5.000%, due 4/1/19	6	7
#	788424, 5.500%, due 9/1/19	35	38
#	835563, 7.000%, due 10/1/20	29	31
#	900725, 6.000%, due 8/1/21	83	93
#	893325, 7.000%, due 9/1/21	29	32
#	735104, 7.000%, due 5/1/22	8	8
#	889342, 5.000%, due 3/1/23	108	116
#	AA2924, 4.500%, due 4/1/24	493	536
#	932095, 4.000%, due 11/1/24	2,491	2,674
#	255956, 5.500%, due 10/1/25	36	40
#	AH2671, 4.000%, due 1/1/26	330	354
#	890329, 4.000%, due 4/1/26	414	443
#	AI4872, 4.500%, due 6/1/26	655	714
#	AL2851, 4.000%, due 8/1/26	5,695	6,113
#	AI9811, 4.500%, due 8/1/26	404	441
#	AH9564, 3.500%, due 9/1/26	893	937
#	AJ3203, 4.000%, due 10/1/26	162	174
#	AJ8149, 3.500%, due 12/1/26	1,095	1,148
#	AJ7724, 4.000%, due 12/1/26	795	853
#	AJ9402, 4.000%, due 12/1/26	1,836	1,971
#	AB4818, 4.000%, due 4/1/27	1,044	1,121
#	AP0446, 3.500%, due 7/1/27	4,720	4,950
#	AL2590, 4.000%, due 7/1/27	2,008	2,156
#	252925, 7.500%, due 12/1/29	2	2
#	535977, 6.500%, due 4/1/31	15	17
#	253907, 7.000%, due 7/1/31	3	3
#	587849, 6.500%, due 11/1/31	25	28
#	545437, 7.000%, due 2/1/32	95	110
#	545759, 6.500%, due 7/1/32	891	1,002
#	678007, 6.000%, due 9/1/32	16	18
#	254548, 5.500%, due 12/1/32	106	117
#	684601, 6.000%, due 3/1/33	948	1,066
#	703391, 5.000%, due 5/1/33	129	141
#	708993, 5.000%, due 6/1/33	52	57
#	730131, 5.000%, due 8/1/33	86	94
#	190340, 5.000%, due 9/1/33	104	113
#	254868, 5.000%, due 9/1/33	11	12
#	727056, 5.000%, due 9/1/33	629	695

See accompanying Notes to Financial Statements.

108	Annual Report	December 31, 2013

Bond Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	739243, 6.000%, due 9/1/33	$1,167	$1,315
#	739331, 6.000%, due 9/1/33	560	631
#	555800, 5.500%, due 10/1/33	117	129
#	555946, 5.500%, due 11/1/33	509	571
#	756153, 5.500%, due 11/1/33	1,153	1,287
#	725017, 5.500%, due 12/1/33	57	64
#	725205, 5.000%, due 3/1/34	1,424	1,553
#	725232, 5.000%, due 3/1/34	1,716	1,870
#	725238, 5.000%, due 3/1/34	535	584
#	763798, 5.500%, due 3/1/34	164	183
#	776964, 5.000%, due 4/1/34	440	483
#	725611, 5.500%, due 6/1/34	220	243
#	783786, 5.500%, due 7/1/34	178	200
#	786546, 6.000%, due 7/1/34	494	555
#	787816, 6.000%, due 7/1/34	577	650
#	190353, 5.000%, due 8/1/34	156	169
#	794474, 6.000%, due 10/1/34	92	104
#	745092, 6.500%, due 7/1/35	673	760
#	357944, 6.000%, due 9/1/35	44	50
#	829306, 6.000%, due 9/1/35	540	607
#	836140, 5.500%, due 10/1/35	86	96
#	843487, 6.000%, due 10/1/35	169	191
#	849191, 6.000%, due 1/1/36	310	348
#	848782, 6.500%, due 1/1/36	428	484
#	745349, 6.500%, due 2/1/36	629	711
#	888305, 7.000%, due 3/1/36	18	21
#	895637, 6.500%, due 5/1/36	217	244
#	831540, 6.000%, due 6/1/36	71	80
#	745802, 6.000%, due 7/1/36	313	352
#	886220, 6.000%, due 7/1/36	657	740
#	893318, 6.500%, due 8/1/36	83	93
#	831926, 6.000%, due 12/1/36	17	19
#	902974, 6.000%, due 12/1/36	586	651
#	909480, 6.000%, due 2/1/37	557	619
#	938440, 6.000%, due 7/1/37	276	308
#	928561, 6.000%, due 8/1/37	398	449
#	948689, 6.000%, due 8/1/37	518	576
#	946646, 6.000%, due 9/1/37	177	199
#	888967, 6.000%, due 12/1/37	1,435	1,617
#	889385, 6.000%, due 2/1/38	359	404
#	962058, 6.500%, due 3/1/38	2,753	3,070
#	934006, 6.500%, due 9/1/38	727	810
#	986856, 6.500%, due 9/1/38	454	505
#	991911, 7.000%, due 11/1/38	430	484
#	AL3775, 5.000%, due 1/1/39	1,792	1,979
#	AA7611, 5.000%, due 5/1/39	1,002	1,104
#	AA8443, 5.000%, due 6/1/39	387	427
#	931492, 6.000%, due 7/1/39	301	339
#	AA6898, 6.000%, due 7/1/39	1,446	1,630
#	932279, 5.000%, due 12/1/39	168	183
#	AE0082, 5.000%, due 5/1/40	917	1,003
#	AB1200, 5.500%, due 7/1/40	2,170	2,423
#	AD7137, 5.500%, due 7/1/40	3,795	4,313
#	AL0913, 6.000%, due 7/1/41	2,208	2,454
#	AK2733, 5.000%, due 2/1/42	2,865	3,165
	Total FNMA Mortgage Obligations		73,351
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—3.7%
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	$100	$105
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,491	1,543
Hertz Vehicle Financing LLC—144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	1,500	1,489
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA-	3,000	2,969
SLM Student Loan Trust, 2002-1, Tranche B, 0.708%, 1/25/21, VRN	Aaa	1,463	1,461
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa2	1,457	1,467
Total Asset-Backed Securities			9,034

Corporate Obligations—46.5%
Devon Energy Corporation, 0.694%, due 12/15/15, VRN	BBB+	1,950	1,952
Penske Truck Leasing Co. L.P.— 144A, 3.750%, due 5/11/17	BBB+	2,000	2,106
General Motors Financial Co., Inc.— 144A, 4.750%, due 8/15/17	BB+	1,000	1,066
Exelon Generation Co. LLC, 6.200%, due 10/1/17	BBB+	1,160	1,312
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,273
Intesa Sanpaolo SpA, 3.875%, due 1/16/18	BBB+	2,000	2,050
Banco Davivienda S.A.—144A, 2.950%, due 1/29/18	BBB-	2,000	1,935
Wyndham Worldwide Corporation, 2.500%, due 3/1/18	BBB-	500	499
Morgan Stanley, 6.625%, due 4/1/18	A	2,000	2,342
International Lease Finance Corporation, 3.875%, due 4/15/18	BBB-	1,400	1,406
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	1,100	1,309
The Goldman Sachs Group, Inc., 1.341%, due 11/15/18, VRN	A	2,300	2,308
Glencore Funding LLC—144A, 1.604%, due 1/15/19, VRN	BBB	3,000	2,946
Petrobras Global Finance BV, 2.384%, due 1/15/19, VRN	Baa1	2,900	2,849
CSX Corporation, 7.375%, due 2/1/19	BBB+	870	1,057
Time Warner Cable, Inc., 8.750%, due 2/14/19	BBB	2,006	2,395
Cemex S.A.B. de C.V.—144A, 5.875%, due 3/25/19	BB-	1,500	1,507
Citigroup, Inc., 8.500%, due 5/22/19	A	2,050	2,630

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	109

Bond Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	$1,850	$2,124
Republic Services, Inc., 5.500%, due 9/15/19	BBB+	1,725	1,944
SBA Communications Corporation, 5.625%, due 10/1/19	B	1,250	1,294
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,575	1,811
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	574
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB-	2,500	3,130
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,675	1,832
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	2,050	2,212
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB+	2,075	2,206
Ally Financial, Inc., 7.500%, due 9/15/20	BB	1,000	1,169
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	1,500	1,678
Standard Pacific Corporation, 8.375%, due 1/15/21	B+	1,750	2,048
ArcelorMittal, 6.000%, due 3/1/21	BB+	1,600	1,704
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-	1,000	1,069
Ball Corporation, 5.750%, due 5/15/21	BB+	1,550	1,639
Energizer Holdings, Inc., 4.700%, due 5/19/21	BBB-	2,050	2,074
Hewlett-Packard Co., 4.300%, due 6/1/21	A-	2,400	2,436
JBS USA LLC / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB	1,500	1,571
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB	2,275	2,351
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	AA-	1,900	1,868
SLM Corporation, 7.250%, due 1/25/22	BBB-	2,000	2,125
Fresenius Medical Care US Finance
II, Inc.—144A, 5.875%, due 1/31/22	BB+	1,000	1,060
Post Holdings, Inc., 7.375%, due 2/15/22	B1	1,575	1,693
Masco Corporation, 5.950%, due 3/15/22	BBB-	1,675	1,780
BE Aerospace, Inc., 5.250%, due 4/1/22	BB	1,550	1,581
Discover Financial Services, 5.200%, due 4/27/22	BBB	2,150	2,241
The Goodyear Tire & Rubber Co., 7.000%, due 5/15/22	B+	1,550	1,676
Embraer S.A., 5.150%, due 6/15/22	BBB	2,500	2,506
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	$1,750	$1,654
Penske Automotive Group, Inc., 5.750%, due 10/1/22	B	1,000	1,028
WEA Finance LLC—144A, 3.375%, due 10/3/22	A2	2,650	2,513
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	B+	1,550	1,639
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa2	1,750	1,684
Owens Corning, 4.200%, due 12/15/22	BBB-	500	478
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB	1,500	1,508
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	1,300	1,212
The Kroger Co., 8.000%, due 9/15/29	BBB	450	569
Comcast Corporation, 6.450%, due 3/15/37	A-	650	757
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	1,470	1,760
Philip Morris International, Inc., 6.375%, due 5/16/38	A	2,175	2,587
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	967
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,565	1,724
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	2,500	2,822
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	1,775	1,983
Bank of America Corporation, 5.875%, due 2/7/42	A	2,375	2,726
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB	2,000	1,858
Total Corporate Obligations			113,807

Total Long-Term Investments—94.8% (cost $226,358)			231,934

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $9,863, collateralized by U.S. Treasury Note, 0.625%, due 8/31/17		9,863	9,863

Total Repurchase Agreement—4.0% (cost $9,863)			9,863

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2013

Bond Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	Contracts	Value

Purchased Option—0.0%
Eurodollar Future, September 2015, Strike $98, PUT	300	$90

Total Purchased Option—0.0% (cost $121)		90

Total Investments—98.8% (cost $236,342)		241,887
Cash and other assets, less liabilities—1.2%		2,968
Net assets—100.0%		$244,855

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	111

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) posted a 1.61% decrease, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Barclays Intermediate Government/Credit Index (the “Index”), decreased 0.86%.

Market Review

Fixed income instruments declined in 2013 as the market began to price in the impact of the Federal Reserve’s Federal Open Market Committee (“FOMC”) reducing the scale of its quantitative easing programs. As a result, interest rates rose and interest rate volatility spiked. The 10-year Treasury note yielded 3.03% at year-end.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may trend higher. Interest rate volatility spiked during 2013 due to uncertainty surrounding who would lead the Federal Reserve in 2014 and beyond and what effect reduced quantitative easing programs would have on interest rates. Interest rate volatility declined later in the year after those uncertainties were addressed; Janet Yellen was announced to be the next Chairperson of the Federal Reserve and the “taper” was announced in December 2013.

While the FOMC will begin to slow the pace of its quantitative easing purchases, the FOMC continues to maintain its zero interest rate policy for the federal funds rate that has been in place since December 2008. The FOMC continues to assert that interest rates will remain at low levels until the unemployment rate declines below 6.5% and inflation expectations are well-anchored.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (“LBO’s”), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We believe that spread sectors are poised to lead the market. Corporate risk premiums are at levels near their longer-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

Portfolio Results

The Fund had a negative absolute return in 2013 as interest rates rose. Two factors detracted from the Fund’s performance against the Index on a relative basis during this period as well. First, an allocation to Treasury Inflation-Protected Securities (“TIPS”) hindered results. TIPS lagged the broad market during 2013 as the market’s implied inflation expectations declined on the news that the FOMC planned to reduce the pace of purchases in its quantitative easing operations. Second, corporate bonds issued by companies domiciled in emerging markets detracted from performance. Emerging market-related securities trailed during 2013 due to weakening macroeconomic performance, particularly within Latin American countries such as Brazil.

While the Fund trailed its benchmark during 2013, there were some factors that had a favorable impact during 2013. The Fund enjoyed favorable security selection results within its mortgage-backed and corporate securities. In the mortgage-backed sector, the Fund’s emphasis on

112	Annual Report	December 31, 2013

higher-coupon pools comprised of low loan balance borrowers impacted performance favorably, as those pools outperformed alternatives within the Fund’s benchmark. The Fund also benefitted from security selection themes in the corporate sector. These themes included the Fund’s overweight of financial institutions and positioning within industrials. Finally, interest rate positioning impacted performance favorably. The Fund maintained a shorter-than-benchmark duration posture throughout the year, and this was a source of value as longer-term interest rates rose throughout the year.

December 31, 2013	William Blair Funds	113

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013

	1 Year	3 Year	5 Year	10 Year
Class N	(1.61)%	3.15%	5.04%	3.21%
Class I	(1.41)	3.39	5.25	3.41
Barclays Intermediate Government/Credit Bond Index	(0.86)	2.91	3.96	4.09

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

114	Annual Report	December 31, 2013

Income Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—59.2%

	U.S. Treasury Inflation Indexed Notes/Bonds—6.0%
	U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$2,316	$2,551
	U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	3,630	3,819
	Total U.S. Treasury Inflation Indexed Notes/Bonds		6,370

	U.S. Treasury—0.8%
	U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,000	866

	Government National Mortgage Association (GNMA)—0.1%
#	780405, 9.500%, due 11/15/17	52	56
#	357322, 7.000%, due 9/15/23	47	52
	Total GNMA Mortgage Obligations		108

	Federal Home Loan Mortgage Corp. (FHLMC)—8.7%
#	E81703, 7.000%, due 5/1/15	24	24
#	E81697, 8.000%, due 5/1/15	138	143
#	E81908, 8.500%, due 12/1/15	14	15
#	J02184, 8.000%, due 4/1/16	65	66
#	G90022, 8.000%, due 9/17/16	38	38
#	M30028, 5.500%, due 5/1/17	6	6
#	E90398, 7.000%, due 5/1/17	251	266
#	E97112, 4.000%, due 5/1/18	106	112
#	D95621, 6.500%, due 7/1/22	1,052	1,171
#	J16051, 4.500%, due 7/1/26	1,778	1,937
#	J19032, 3.500%, due 5/1/27	1,193	1,250
#	A45790, 7.500%, due 5/1/35	160	183
#	G02141, 6.000%, due 3/1/36	510	574
#	A66843, 6.500%, due 10/1/37	582	659
#	A81799, 6.500%, due 9/1/38	630	711
#	C03665, 9.000%, due 4/1/41	662	786
#	G06583, 5.000%, due 6/1/41	1,110	1,229
	Total FHLMC Mortgage Obligations		9,170

	Federal National Mortgage Association (FNMA)—43.6%
#	593561, 9.500%, due 8/1/14	5	5
#	567027, 7.000%, due 9/1/14	21	21
#	567026, 6.500%, due 10/1/14	9	9
#	458124, 7.000%, due 12/15/14	10	10
#	576554, 8.000%, due 1/1/16	205	214
#	576553, 8.000%, due 2/1/16	301	314
#	555747, 8.000%, due 5/1/16	19	19
#	735569, 8.000%, due 10/1/16	128	133
#	725410, 7.500%, due 4/1/17	35	36
#	643217, 6.500%, due 6/1/17	87	91
#	679247, 7.000%, due 8/1/17	326	344
#	695910, 5.000%, due 5/1/18	322	343
#	740847, 6.000%, due 10/1/18	204	216
#	323501, 6.500%, due 1/1/19	65	72
#	751313, 5.000%, due 3/1/19	284	305
#	852864, 7.000%, due 7/1/20	811	883

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	458147, 10.000%, due 8/15/20	$175	$199
#	835563, 7.000%, due 10/1/20	308	335
#	831430, 5.500%, due 3/1/21	487	532
#	735574, 8.000%, due 3/1/22	215	237
#	679253, 6.000%, due 10/1/22	538	605
	FNR G93-19 SH, 11.234%, due 4/25/23, VRN	11	15
#	982878, 4.500%, due 5/1/23	420	457
#	932095, 4.000%, due 11/1/24	7,904	8,483
#	AC5124, 4.000%, due 11/1/24	470	505
#	AC6257, 4.000%, due 12/1/24	124	133
#	AD8164, 4.000%, due 8/1/25	674	723
#	AE1176, 4.000%, due 8/1/25	571	613
#	255956, 5.500%, due 10/1/25	107	119
#	AB2256, 3.500%, due 2/1/26	966	1,013
#	AL2851, 4.000%, due 8/1/26	2,441	2,620
#	AI9811, 4.500%, due 8/1/26	606	661
#	AJ2322, 3.500%, due 10/1/26	1,557	1,633
#	AJ3203, 4.000%, due 10/1/26	1,623	1,743
#	AJ8149, 3.500%, due 12/1/26	2,168	2,274
#	AJ7724, 4.000%, due 12/1/26	739	794
#	256639, 5.000%, due 2/1/27	20	22
#	AB4818, 4.000%, due 4/1/27	808	867
#	AP0446, 3.500%, due 7/1/27	3,003	3,150
#	AL2590, 4.000%, due 7/1/27	2,493	2,677
#	806458, 8.000%, due 6/1/28	181	208
#	880155, 8.500%, due 7/1/29	268	313
#	797846, 7.000%, due 3/1/32	439	491
#	745519, 8.500%, due 5/1/32	178	208
#	654674, 6.500%, due 9/1/32	91	102
#	733897, 6.500%, due 12/1/32	258	287
#	254693, 5.500%, due 4/1/33	16	18
#	555531, 5.500%, due 6/1/33	44	49
#	555591, 5.500%, due 7/1/33	27	29
#	762505, 5.500%, due 11/1/33	247	276
#	725231, 5.000%, due 2/1/34	342	373
#	725220, 5.000%, due 3/1/34	323	353
#	725232, 5.000%, due 3/1/34	324	353
#	725238, 5.000%, due 3/1/34	184	201
#	776964, 5.000%, due 4/1/34	660	724
#	725424, 5.500%, due 4/1/34	173	191
#	255630, 5.000%, due 3/1/35	18	20
#	888884, 5.500%, due 12/1/35	339	378
#	886220, 6.000%, due 7/1/36	468	527
#	928658, 6.500%, due 9/1/37	62	69
#	889385, 6.000%, due 2/1/38	837	942
#	962058, 6.500%, due 3/1/38	952	1,062
#	991911, 7.000%, due 11/1/38	275	309
#	AC3237, 5.000%, due 10/1/39	250	273
#	AC6156, 5.500%, due 11/1/39	3,214	3,725
#	AB1200, 5.500%, due 7/1/40	723	807
#	AL0028, 5.000%, due 2/1/41	358	395
	Total FNMA Mortgage Obligations		46,108

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	115

Income Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—7.0%
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	$763	$790
Chase Issuance Trust, 2008-A8, Tranche A8, 1.367%, 5/15/17, VRN	AAA	1,250	1,268
Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.367%, 5/22/17, VRN	AAA	700	710
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.917%, 8/15/18, VRN	AAA	1,000	1,015
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA-	1,705	1,687
SLM Student Loan Trust, 2002-1, Tranche B, 0.708%, 1/25/21, VRN	Aaa	1,951	1,949
Total Asset-Backed Securities			7,419

Corporate Obligations—33.1%
Bank of America Corporation, 1.066%, due 3/22/16, VRN	A	1,000	1,008
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	1,000	1,137
American Express Co., 6.150%, due 8/28/17	A+	1,000	1,155
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,000	1,170
Standard Chartered Bank—144A, 6.400%, due 9/26/17	A+	1,000	1,135
Wells Fargo & Co., 5.625%, due 12/11/17	AA-	1,000	1,147
Intesa Sanpaolo SpA, 3.875%, due 1/16/18	BBB+	1,000	1,025
Morgan Stanley, 6.625%, due 4/1/18	A	1,000	1,171
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	1,200	1,379
Philip Morris International, Inc., 5.650%, due 5/16/18	A	1,250	1,437
Simon Property Group L.P., 6.125%, due 5/30/18	A	1,000	1,159
John Deere Capital Corporation, 5.750%, due 9/10/18	A	1,000	1,163
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	1,000	1,190
The Goldman Sachs Group, Inc., 1.341%, due 11/15/18, VRN	A	1,250	1,254
Glencore Funding LLC—144A, 1.604%, due 1/15/19, VRN	BBB	1,000	982
Petrobras Global Finance BV, 2.384%, due 1/15/19, VRN	Baa1	1,000	983
Honeywell International, Inc., 5.000%, due 2/15/19	A	1,000	1,125
Citigroup, Inc., 8.500%, due 5/22/19	A	1,000	1,283
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A3	1,000	1,098

Issuer	NRSRO Rating (unaudited)	Principal Amount/ Contracts	Value

Corporate Obligations—(continued)
Boston Properties L.P., 5.875%, due 10/15/19	A-	$1,350	$1,552
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	750	809
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	1,000	1,119
Hewlett-Packard Co., 4.300%, due 6/1/21	A-	1,000	1,015
Gilead Sciences, Inc., 4.400%, due 12/1/21	A-	1,000	1,070
Masco Corporation, 5.950%, due 3/15/22	BBB-	1,000	1,063
American International Group, Inc., 4.875%, due 6/1/22	A-	1,000	1,077
Embraer S.A., 5.150%, due 6/15/22	BBB	1,000	1,003
Odebrecht Finance Ltd.—144A, 5.125%, due 6/26/22	BBB	1,000	981
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	1,000	945
WEA Finance LLC—144A, 3.375%, due 10/3/22	A2	1,000	948
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa2	625	601
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	900	839
Total Corporate Obligations			35,023

Total Long-Term Investments—99.3% (cost $104,203)			105,064

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $1,025, collateralized by U.S. Treasury Note, 0.625%, due 8/31/17		1,025	1,025

Total Repurchase Agreement—1.0% (cost $1,025)			1,025

Purchased Option—0.0%
Eurodollar Future, September 2015, Strike $98, PUT		150	45

Total Purchased Option—0.0% (cost $60)			45

Total Investments—100.3% (cost $105,288)			106,134
Liabilities, plus cash and other assets—(0.3)%			(320)
Net assets—100.0%			$105,814

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

116	Annual Report	December 31, 2013

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Low Duration Fund (Class N shares) posted a 0.62% decrease, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark index, the Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”), increased 0.26%.

Market Review

Fixed income instruments declined in 2013 as the market began to price in the impact of the Federal Reserve’s Federal Open Market Committee (“FOMC”) reducing the scale of its quantitative easing programs. As a result, interest rates rose and interest rate volatility spiked. The 10-year Treasury note yielded 3.03% at year-end.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may trend higher. Interest rate volatility spiked during 2013 due to uncertainty surrounding who would lead the Federal Reserve in 2014 and beyond and what effect reduced quantitative easing programs would have on interest rates. Interest rate volatility declined later in the year after those uncertainties were addressed; Janet Yellen was announced to be the next Chairperson of the Federal Reserve and the “taper” was announced in December 2013.

While the FOMC will begin to slow the pace of its quantitative easing purchases, the FOMC continues to maintain its zero interest rate policy for the federal funds rate that has been in place since December 2008. The FOMC continues to assert that interest rates will remain at low levels until the unemployment rate declines below 6.5% and inflation expectations are well-anchored.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (“LBO’s”), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We believe that spread sectors are poised to lead the market. Corporate risk premiums are at levels near their longer-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

Portfolio Results

The Fund experienced negative absolute performance in 2013 as longer-term interest rates rose. The Fund also trailed its benchmark during the period due to its interest rate positioning, as the Fund invests in securities with maturities and durations that exceed that of the 1-year Treasury note. Some securities held in the portfolio had exposures to the 2, 3, and 5-year interest rates, and those instruments were impacted as interest rates rose in 2013. The Fund also held short-dated U.S. Treasury Inflation-Protected Securities (“TIPS”) at various points throughout the year, and TIPS posted declines as the market’s implied inflation expectations declined on the news that the FOMC planned to reduce the pace of purchases in its quantitative easing operations.

December 31, 2013	William Blair Funds	117

While the Fund trailed the Index during 2013, there were some factors that had a favorable impact during 2013. Mortgage-backed securities held in the portfolio outperformed comparable duration Treasury alternatives during the year. High-quality corporate bonds and asset-backed securities also added value during the year, and within those sectors, the Fund held floating-rate notes to mitigate the effect of rising interest rates.

118	Annual Report	December 31, 2013

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2013
	1 Year	3 Year	Since Inception(a)
Class N	(0.62)%	1.30%	1.26%
Class I	(0.47)	1.48	1.40
Institutional Class	(0.20)	1.64	1.59
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.26	0.35	0.42

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2013	William Blair Funds	119

Low Duration Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

		Principal
	Issuer	Amount	Value

	U.S. Government and U.S. Government Agency—75.7%

	Government National Mortgage Association (GNMA)—0.5%
	GNR 2011-24 VA, 3.500%, due 2/20/16	$863	$892

	Federal Home Loan Mortgage Corp. (FHLMC)—23.3%
#	G12631, 5.500%, due 4/1/17	162	171
#	E96962, 4.000%, due 6/1/18	77	81
#	E99582, 5.000%, due 9/1/18	24	26
#	B11362, 5.500%, due 12/1/18	14	15
#	B11849, 5.500%, due 1/1/19	156	167
#	B14961, 4.500%, due 6/1/19	78	85
#	G11604, 5.000%, due 7/1/19	138	147
#	G11596, 5.500%, due 8/1/19	120	130
#	G11605, 5.500%, due 9/1/19	57	61
#	B17142, 4.500%, due 11/1/19	866	942
#	G11697, 5.500%, due 4/1/20	933	1,012
#	J02537, 5.000%, due 9/1/20	90	96
#	G12113, 5.500%, due 5/1/21	263	286
#	E02322, 5.500%, due 5/1/22	44	48
#	J06484, 5.500%, due 11/1/22	418	454
#	J06871, 5.500%, due 1/1/23	182	193
#	J08703, 5.500%, due 9/1/23	59	65
#	J10351, 4.000%, due 7/1/24	255	274
#	C00351, 8.000%, due 7/1/24	91	109
#	J10600, 4.000%, due 8/1/24	17	18
#	G13695, 4.000%, due 9/1/24	1,192	1,277
#	G00363, 8.000%, due 6/1/25	127	144
#	J12853, 4.000%, due 8/1/25	178	191
#	C80329, 8.000%, due 8/1/25	25	28
#	J13022, 4.000%, due 9/1/25	2,051	2,198
#	J14491, 4.000%, due 2/1/26	6,046	6,478
#	G14150, 4.500%, due 4/1/26	2,840	3,092
#	E02912, 5.000%, due 6/1/26	857	926
#	J16051, 4.500%, due 7/1/26	3,596	3,916
#	G04053, 5.500%, due 3/1/38	2,126	2,373
#	G04424, 6.000%, due 6/1/38	155	173
#	G04778, 6.000%, due 7/1/38	171	193
#	A81372, 6.000%, due 8/1/38	68	76
#	G04544, 6.000%, due 8/1/38	846	941
#	G04687, 6.000%, due 9/1/38	221	248
#	G04745, 6.000%, due 9/1/38	100	111
#	A81799, 6.500%, due 9/1/38	591	667
#	G06964, 5.500%, due 11/1/38	3,659	4,091
#	G05723, 6.500%, due 11/1/38	2,989	3,370
#	A92646, 5.500%, due 6/1/40	420	469
#	G06017, 5.500%, due 6/1/40	2,078	2,319
#	G06583, 5.000%, due 6/1/41	1,591	1,761
#	4122, Tranche FP, 0.567%, due 10/15/42, VRN	1,249	1,235
	Total FHLMC Mortgage Obligations		40,657

		Principal
	Issuer	Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—51.9%
#	679220, 6.000%, due 12/1/14	$3	$3
#	678938, 5.500%, due 2/1/18	19	20
#	683100, 5.500%, due 2/1/18	259	276
#	695838, 5.500%, due 4/1/18	57	61
#	697593, 5.000%, due 5/1/18	148	158
#	704049, 5.500%, due 5/1/18	600	639
#	735357, 5.500%, due 5/1/18	808	865
#	656573, 5.000%, due 6/1/18	140	150
#	709848, 5.000%, due 6/1/18	138	148
#	728715, 5.000%, due 7/1/18	255	272
#	735003, 5.500%, due 7/1/18	807	865
#	711991, 5.000%, due 8/1/18	131	139
#	743183, 5.000%, due 10/1/18	55	59
#	749596, 5.000%, due 11/1/18	206	220
#	753866, 6.000%, due 12/1/18	267	284
#	761246, 5.000%, due 1/1/19	285	306
#	761267, 4.500%, due 2/1/19	473	505
#	766059, 5.500%, due 2/1/19	211	229
#	766276, 5.000%, due 3/1/19	309	331
#	742086, 4.500%, due 4/1/19	1,799	1,959
#	779363, 5.000%, due 6/1/19	58	63
#	785259, 5.000%, due 8/1/19	238	255
#	761489, 5.500%, due 9/1/19	143	155
#	788424, 5.500%, due 9/1/19	63	68
#	725953, 5.000%, due 10/1/19	74	80
#	745877, 5.000%, due 1/1/20	168	182
#	357865, 5.000%, due 7/1/20	152	164
#	357978, 5.000%, due 9/1/20	179	194
#	745735, 5.000%, due 3/1/21	543	584
#	879607, 5.500%, due 4/1/21	90	98
#	831497, 6.000%, due 4/1/21	316	353
#	880993, 6.000%, due 1/1/22	22	24
#	972934, 5.500%, due 2/1/23	263	289
#	889342, 5.000%, due 3/1/23	100	107
#	982878, 4.500%, due 5/1/23	380	414
#	555734, 5.000%, due 7/1/23	718	784
#	254908, 5.000%, due 9/1/23	45	49
#	AE0011, 5.500%, due 9/1/23	142	155
#	747339, 5.500%, due 10/1/23	370	414
#	255165, 4.500%, due 3/1/24	73	77
#	934808, 4.500%, due 3/1/24	159	173
#	AA4519, 4.500%, due 3/1/24	1,444	1,573
#	AA2922, 4.000%, due 4/1/24	802	861
#	AA5028, 4.500%, due 4/1/24	287	312
#	931299, 4.500%, due 6/1/24	1,070	1,166
#	190988, 9.000%, due 6/1/24	124	138
#	993231, 4.000%, due 7/1/24	1,120	1,202
#	AC1520, 4.000%, due 9/1/24	119	127
#	AC3674, 4.500%, due 10/1/24	1,438	1,567
#	AC5410, 4.500%, due 10/1/24	533	580
#	AC5124, 4.000%, due 11/1/24	941	1,010
#	AC6600, 4.500%, due 11/1/24	77	84
#	AC6257, 4.000%, due 12/1/24	3,514	3,772
#	AC8857, 4.500%, due 12/1/24	59	64
#	AC9560, 5.000%, due 1/1/25	3,171	3,437
#	AL3422, 5.000%, due 1/1/25	1,239	1,387
#	932449, 4.000%, due 2/1/25	386	414

See accompanying Notes to Financial Statements.

120	Annual Report	December 31, 2013

Low Duration Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

		NRSRO
		Rating	Principal
	Issuer	(unaudited)	Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	932629, 4.000%, due 3/1/25		$418	$448
#	AD0855, 4.000%, due 3/1/25		310	332
#	932723, 4.000%, due 4/1/25		450	483
#	AD4073, 4.000%, due 5/1/25		147	157
#	935995, 4.000%, due 6/1/25		163	175
#	AD4677, 4.000%, due 6/1/25		1,630	1,750
#	AE1176, 4.000%, due 8/1/25		642	690
#	AB1459, 4.000%, due 9/1/25		326	350
#	AD8190, 4.000%, due 9/1/25		1,416	1,516
#	AH2671, 4.000%, due 1/1/26		1,549	1,662
#	890329, 4.000%, due 4/1/26		2,662	2,850
#	AI4856, 4.500%, due 6/1/26		2,728	2,975
#	AI4872, 4.500%, due 6/1/26		33	36
#	AL2851, 4.000%, due 8/1/26		3,458	3,711
#	AB3497, 4.000%, due 9/1/26		1,603	1,716
#	AK7384, 4.000%, due 3/1/27		3,179	3,414
#	AB4818, 4.000%, due 4/1/27		2,423	2,602
#	AL2590, 4.000%, due 7/1/27		5,837	6,268
#	809926, 5.500%, due 2/1/35		173	193
#	829306, 6.000%, due 9/1/35		81	91
#	886762, 7.000%, due 9/1/36		812	929
#	831926, 6.000%, due 12/1/36		1,091	1,214
#	928574, 6.000%, due 7/1/37		148	164
#	948637, 6.500%, due 8/1/37		1,284	1,430
#	889385, 6.000%, due 2/1/38		1,195	1,345
#	975649, 6.000%, due 7/1/38		261	290
#	889987, 5.500%, due 8/1/38		166	186
#	AL3775, 5.000%, due 1/1/39		1,613	1,781
#	AA7611, 5.000%, due 5/1/39		283	312
#	AA8706, 5.500%, due 6/1/39		4,349	5,038
#	935532, 4.500%, due 8/1/39		86	92
#	AC0505, 5.500%, due 9/1/39		1,299	1,506
#	AC3270, 5.500%, due 9/1/39		2,807	3,256
#	AC6651, 4.500%, due 12/1/39		116	124
#	AD3360, 5.500%, due 5/1/40		3,880	4,349
#	AB1146, 5.000%, due 6/1/40		407	445
#	AD8810, 5.500%, due 6/1/40		1,462	1,670
#	AB1200, 5.500%, due 7/1/40		90	101
#	AL0913, 6.000%, due 7/1/41		4,415	4,909
	Total FNMA Mortgage Obligations			90,425

	Asset-Backed Securities—21.4%
	Hertz Vehicle Financing LLC— 144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	2,950	3,086
	CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA	42	42
	Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	1,400	1,463
	Citibank Credit Card Issuance Trust, 2002-A4, Tranche A4, 0.418%, 6/7/16, VRN	AAA	2,933	2,934
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—(continued)
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	$1,337	$1,383
CNH Equipment Trust, 2011-B, Tranche A3, 0.910%, 8/15/16	AAA	363	364
Discover Card Execution Note Trust, 2011-A1, Tranche A1, 0.517%, 8/15/16, VRN	AAA	1,400	1,401
Bank of America Credit Card Trust, 2007-A6, Tranche A6, 0.227%, 9/15/16, VRN	AAA	386	386
Enterprise Fleet Financing LLC— 144A, 2011-2, Tranche A2, 1.430%, 10/20/16	AAA	161	161
GE Capital Credit Card Master Note Trust, 2011-1, Tranche A, 0.717%, 1/15/17, VRN	AAA	620	620
Ford Credit Floorplan Master Owner Trust A—144A, 2010-3, Tranche A2, 1.867%, 2/15/17, VRN	AAA	2,000	2,032
GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.737%, 2/20/17, VRN	AAA	2,010	2,017
Bank of America Credit Card Trust, 2007-A15, Tranche A15, 0.517%, 4/17/17, VRN	AAA	100	100
Chase Issuance Trust, 2008-A8, Tranche A8, 1.367%, 5/15/17, VRN	AAA	3,000	3,042
Nissan Master Owner Trust, 2012-A, Tranche A, 0.637%, 5/15/17, VRN	AAA	2,196	2,203
Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.367%, 5/22/17, VRN	AAA	200	203
Ally Master Owner Trust, 2010-4, Tranche A, 1.237%, 8/15/17, VRN	AAA	125	126
GE Dealer Floorplan Master Note Trust, 2012-4, Tranche A, 0.607%, 10/20/17, VRN	AAA	2,000	2,002
Ford Credit Floorplan Master Owner Trust, 2013-1, Tranche A2, 0.547%, 1/15/18, VRN	AAA	1,900	1,903
Discover Card Execution Note Trust, 2010-A2, Tranche A2, 0.747%, 3/15/18, VRN	AAA	350	353
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.917%, 8/15/18, VRN	AAA	2,000	2,030
Bank of America Credit Card Trust, 2007-A11, Tranche A11, 0.237%, 12/15/19, VRN	AAA	75	74
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.247%, 12/16/19, VRN	AAA	215	213

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	121

Low Duration Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	NRSRO	Principal
	Rating	Amount/
Issuer	(unaudited)	Contracts	Value

Asset-Backed Securities—(continued)
American Express Credit Account Secured Note Trust, 2012-4, Tranche A, 0.407%, 5/15/20, VRN	AAA	$2,200	$2,195
SLM Student Loan Trust, 2002-1, Tranche B, 0.708%, 1/25/21, VRN	Aaa	4,390	4,384
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.427%, 8/16/21, VRN	AAA	475	472
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.667%, 1/15/43, VRN	AAA	2,000	2,094
Total Asset-Backed Securities			37,283

Corporate Obligations—1.7%
The Goldman Sachs Group, Inc., 0.744%, due 1/12/15, VRN	A	1,000	1,000
Bank of America Corporation, 1.066%, due 3/22/16, VRN	A	1,000	1,008
Capital One NA, 0.696%, due 3/22/16, VRN	A3	1,000	999
Total Corporate Obligations			3,007

Total Long-Term Investments—98.8% (cost $173,036)			172,264

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $173, collateralized by U.S. Treasury Note, 0.625%, due 8/31/17		173	173

Total Repurchase Agreement—0.1% (cost $173)			173

Purchased Option—0.1%
Eurodollar Future, September 2015, Strike $98, PUT		300	90

Total Purchased Option—0.1% (cost $121)			90

Total Investments in Securities—99.0% (cost $173,330)			172,527

	Principal
Issuer	Amount	Value

Securities Sold, Not Yet Purchased—(3.0)%

U.S. Government and U.S. Government Agency—(3.0)%

Federal National Mortgage Association (FNMA)—(3.0)%
TBA, 3.500%, due 1/1/29	$(5,000)	$(5,230)

Total Securities Sold, Not Yet Purchased—(3.0)% (proceeds $5,245)		(5,230)
Cash and other assets, less liabilities—4.0%		6,929
Net assets—100.0%		$174,226

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

TBA = TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2013. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

See accompanying Notes to Financial Statements.

122	Annual Report	December 31, 2013

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Kathleen M. Lynch

The William Blair Ready Reserves Fund (Class N shares) posted a 0.01% return, net of fees, for the twelve months ended December 31, 2013. By comparison, the Fund’s benchmark, AAAm Rated Money Market Funds Average, increased 0.01%.

Portfolio Results

During the year, the Fund continued to favor overnight repurchase agreements in an effort to maintain a high degree of overnight liquidity. The Fund also invested in commercial paper issued by high-quality industrial companies. The Fund continued to maintain a relatively short average maturity. On December 31, 2013, the Fund’s average maturity was 30 days, shorter than the maximum allowable average maturity of 60 days as specified by the SEC’s Rule 2a-7 for money market funds.

Market Information

In the last few months of the year, market participants focused their attention on the Federal Open Market Committee (“FOMC”) and the proceedings to name the future head of the Federal Reserve (“Fed”). At the September FOMC meeting, it was announced that there would be no reduction in the pace of monthly, large-scale asset purchases, otherwise known as quantitative easing. This signaled that the FOMC was not yet comfortable with the current state of the country’s economic health. However, a few months later, at the December meeting, the FOMC announced a $10 billion reduction in monthly purchases. The reduction in monthly large-scale asset purchases signaled that the FOMC believed that the economic data suggested that the economy was gaining solid ground. There was no guidance given as to the timing or the amount of future reductions. Janet Yellen, President Barack Obama’s nominee to be the next Fed Chairperson, is due to testify at her U.S. Senate Banking Committee confirmation in early January 2014. Upon confirmation, Yellen will be the first woman to lead the Fed.

Short-term interest rates, influenced by several factors, remain at near zero levels. The FOMC maintains its commitment to its zero interest rate policy by targeting the federal funds rate to a range of 0% to 0.25%. Large-scale asset purchases and shrinkages of Treasury bill supply continue to reduce the amount of eligible securities available for collateral that is posted in short-term reverse repurchase agreements (“repo”). These factors add on another layer of downward pressure on short-term rates. However, the Fed has partially alleviated the impact of tight supply by offering eligible counterparties an alternative. The Full Allocation Reverse Repurchase Program (“FARRP”) is an overnight, fixed-rate, collateralized loan to the Fed by eligible counterparties. The FARRP is a tool that the Fed can access to put collateral back into the market place for a limited time at a fixed rate. The FARRP has offered rates in a range of 1 to 5 basis points. The FARRP is currently in a testing period that is due to expire at the end of January 2014. Money market participants believe that the Fed will extend the expiration date.

The U.S. Treasury will seek to partially off-set the reduction in bill supply by offering a new product. On January 23, 2014, the Treasury will announce its first auction of Floating Rate Notes to be issued on January 29, 2014. This will be the first new product offered by the Treasury since the introduction of Treasury Inflation Protection securities (“TIPs”) in 1997.

Proposed Regulations

In June 2013, the Securities and Exchange Commission (“SEC”) proposed rule amendments to the rules that govern money market funds. The proposed rule amendments are designed to address money market funds’ susceptibility to heavy redemptions, improve their ability to manage and mitigate potential contagion from such redemptions, and increase transparency of portfolio risks while preserving as much as possible the benefits of money market funds.

December 31, 2013	William Blair Funds	123

The SEC requested money market participants to submit comments on two alternatives. The first alternative would require prime institutional money market funds to float their net asset values. The second alternative would allow money market funds to maintain a stable net asset value at $1.00 and require the implementation of liquidity fees and redemption gates. The comment period closed on September 17, 2013. The SEC collected the comments and is currently evaluating the merits of the comments. We do not anticipate hearing from the SEC on this matter until the first half of 2014.

124	Annual Report	December 31, 2013

Ready Reserves Fund

Performance Highlights (Unaudited)

The Fund’s 7 day yield on December 31, 2013 was 0.01%.

Average Annual Total Returns—Class N Shares
Years ended 12/31/2013

	1 Year	3 Year	5 Year	10 Year
Class N	0.01%	0.01%	0.03%	1.48%
AAA Rated Money Market Funds	0.01	0.01	0.05	1.47
30 Day Treasury Bills	0.03	0.05	0.07	1.50

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on December 31, 2013. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2013	William Blair Funds	125

Ready Reserves Fund

Portfolio of Investments, December 31, 2013 (all dollar amounts in thousands)

	Principal	Amortized
Issuer	Amount	Cost

U.S. Government and U.S. Government Agency—2.4%

Federal Home Loan Bank (FHLB)—1.4%
Federal Home Loan Bank, 0.120%-2.500%, 2/20/14-6/13/14	$20,085	$20,154

Federal National Mortgage Association (FNMA)—1.0%
Federal National Mortgage Association, 2.625%-2.750%, 3/13/14-11/20/14	13,929	14,033

Corporate Notes—5.5%
Caterpillar Financial Services Corporation, 1.125%-4.600%, 1/15/14-12/15/14	7,990	8,025
Deere & Co., 6.950%, 4/25/14	1,000	1,021
EI du Pont de Nemours & Co., 1.750%, 3/25/14	10,000	10,034
General Electric Capital Corporation, 2.100%-5.900%, 1/7/14-5/13/14	30,902	31,145
International Business Machines Corporation, 1.250%, 5/12/14	10,790	10,828
Kimberly-Clark Corporation, 6.875%, 2/15/14	3,000	3,024
Pfizer, Inc., 4.500%, 2/15/14	7,505	7,544
Wal-Mart Stores, Inc., 1.625%, 4/15/14	5,577	5,599
Total Corporate Notes		77,220

Commercial Paper—69.7%
Abbott Laboratories, 0.050%-0.110%, 1/6/14-3/17/14	39,900	39,894
American Honda Finance Corporation, 0.050%-0.110%, 1/9/14-2/25/14	47,000	46,997
Chariot Funding L.L.C., 0.010%-0.110%, 1/2/14-1/21/14	37,256	37,255
Chevron Corporation, 0.070%-0.080%, 1/3/14-3/10/14	41,750	41,747
Coca-Cola Co. (The), 0.050%-0.120%, 1/6/14-3/10/14	44,900	44,897
ConocoPhillips Qatar Funding, Ltd., 0.060%-0.080%, 1/2/14-2/18/14	45,250	45,248
Dover Corporation, 0.030%-0.040%, 1/2/14-1/3/14	25,000	25,000
General Electric Capital Corporation, 0.080%, 1/24/14	10,000	9,999
Govco L.L.C., 0.120%-0.160%, 1/10/14-3/18/14	33,680	33,674
Illinois Tool Works, Inc., 0.070%-0.100%, 1/3/14-1/28/14	45,500	45,500
International Business Machines Corporation, 0.040%-0.050%, 1/8/14-1/24/14	36,300	36,300
John Deere Capital Corp., 0.060%, 1/8/14	5,000	5,000
John Deere Credit, Ltd., 0.070%-0.090%, 1/6/14-1/24/14	44,000	44,000
Johnson & Johnson, 0.050%, 1/8/14	1,300	1,300
Merck & Co., Inc., 0.050%-0.060%, 1/15/14-2/14/14	36,000	35,999

	Principal	Amortized
Issuer	Amount	Cost

Commercial Paper—(continued)
Microsoft Corporation, 0.080%, 2/12/14	$10,000	$9,999
Nestle Capital Corporation, 0.080%0-0.100%, 2/10/14-7/10/14	40,000	39,992
PACCAR Financial Corporation, 0.050%-0.150%, 1/3/14-2/19/14	46,055	46,054
PepsiCo, Inc., 0.060%, 1/22/14-2/3/14	22,000	22,000
Pfizer, Inc., 0.070%-0.100%, 3/5/14-3/20/14	40,000	39,993
Praxair, Inc., 0.060%-0.070%, 1/6/14-2/13/14	20,000	19,999
Private Export Funding Corporation, 0.080%-0.220%, 1/8/14-7/14/14	31,883	31,874
Procter & Gamble Co., 0.050%-0.080%, 1/3/14-3/26/14	44,750	44,746
Roche Holdings, Inc., 0.030%, 1/27/14	7,000	7,000
Shell International Finance BV, 0.060%-0.070%, 1/16/14-2/5/14	48,000	47,996
Toyota Credit de Puerto Rico Corporation, 0.040%-0.100%, 1/3/14-1/27/14	35,000	34,999
Toyota Motor Credit Corporation, 0.060%-0.070%, 1/28/14-2/3/14	11,000	11,000
Unilever Capital Corporation, 0.020%-0.030%, 1/3/14-1/6/14	31,500	31,500
United Technologies Corporation, 0.060%, 1/6/14-1/7/14	14,000	14,000
Wal-Mart Stores, Inc., 0.050%-0.120%, 1/6/14-2/24/14	41,550	41,547
Walt Disney Co. (The), 0.060%-0.110%, 2/27/14-4/16/14	48,500	48,489
Total Commercial Paper		983,998

Repurchase Agreements—22.4%
Bank of America, 0.000% dated 12/31/13, due 1/2/14, repurchase price $65,000, collateralized by FCSB, 0.000%, due 7/15/16, and FMAC, 0.000%-2.000%, due 11/24/14-8/1/19, and FNMA, 0.000%-7.125%, due 6/30/14-1/15/30	65,000	65,000
Fixed Income Clearing Corporation, 0.000% dated 12/31/13, due 1/2/14, repurchase price $185,781, collateralized by U.S. Treasury Notes, 0.625%-0.875%, due 9/30/17-2/28/18	185,781	185,781
Goldman Sachs, 0.005% dated 12/31/13, due 1/2/14, repurchase price $65,000, collateralized by FMAC, 2.195%-3.435%, due 2/1/27-4/1/43, and FNMA, 1.985%-5.969%, due 1/1/18-11/1/41	65,000	65,000
Total Repurchase Agreements		315,781

Total Investments—100.0% (cost $1,411,186)		1,411,186
Cash and other assets, less liabilities—0.0%		547
Net assets—100.0%		$1,411,733

Portfolio Weighted Average Maturity		30 days

See accompanying Notes to Financial Statements.

126	Annual Report	December 31, 2013

Statements of Assets and Liabilities

As of December 31, 2013 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$641,083	$35,254	$4,022	$365,144
Investments in securities, at value	$919,524	$46,756	$5,037	$432,504
Cash	—	—	77	—
Receivable for securities sold	—	—	—	111,987
Receivable for fund shares sold	580	7,148	3	806
Receivable from Advisor	—	3	6	79
Dividend and interest receivable	234	15	6	113
Total assets	920,338	53,922	5,129	545,489
Liabilities
Payable for securities purchased	4,752	6,564	—	3,785
Payable for fund shares redeemed	123	112	—	113,449
Management fee payable	576	27	3	428
Distribution and shareholder administration fees payable	62	1	—	9
Other payables and accrued expenses	274	27	19	190
Total liabilities	5,787	6,731	22	117,861
Net Assets	$914,551	$47,191	$5,107	$427,628
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$60	$5	$—	$28
Capital paid in excess of par value	609,443	35,130	4,076	348,948
Accumulated net investment income (loss)	(4)	2	—	—
Accumulated net realized gain (loss)	26,611	552	16	11,292
Net unrealized appreciation (depreciation) of investments and foreign currencies	278,441	11,502	1,015	67,360
Net Assets	$914,551	$47,191	$5,107	$427,628

Class N Shares
Net Assets	$291,326	$6,678	$1,604	$41,849
Shares Outstanding	19,704,040	665,960	117,163	2,751,989
Net Asset Value Per Share	$14.79	$10.03	$13.69	$15.21
Class I Shares
Net Assets	$623,225	$40,513	$3,503	$385,779
Shares Outstanding	40,041,644	3,920,763	255,722	24,759,294
Net Asset Value Per Share	$15.56	$10.33	$13.70	$15.58

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	127

Statements of Operations

For the Year Ended December 31, 2013 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Growth Fund
Investment income
Dividends	$5,605	$282	$74	$2,129
Less foreign tax withheld	(13)	—	—	—
Interest	4	1	—	4
Total income	5,596	283	74	2,133
Expenses
Investment advisory fees	6,168	270	32	4,468
Distribution fees	680	13	3	116
Custodian fees	26	27	34	29
Transfer agent fees	137	9	2	38
Sub-transfer agent fees
Class N	401	7	2	77
Class I	349	11	1	597
Professional fees	62	17	18	37
Registration fees	35	30	30	50
Shareholder reporting fees	34	3	1	75
Trustee fees	30	1	—	16
Other expenses	18	5	4	18
Total expenses before waiver	7,940	393	127	5,521
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(61)	(85)	(231)
Net expenses	7,940	332	42	5,290
Net investment income (loss)	(2,344)	(49)	32	(3,157)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	97,324	4,446	534	49,067
Redemptions in-kind	—	—	—	30,057
Foreign currency transactions	(1)	—	—	—
Total net realized gain (loss)	97,323	4,446	534	79,124
Change in net unrealized appreciation (depreciation) of:
Investments in securities	154,691	5,482	607	40,636
Change in net unrealized appreciation (depreciation)	154,691	5,482	607	40,636
Net increase (decrease) in net assets resulting from operations	$249,670	$9,879	$1,173	$116,603

See accompanying Notes to Financial Statements.

128	Annual Report	December 31, 2013

Statements of Changes in Net Assets

For the Years Ended December 31, 2013 and 2012 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$(2,344)	$1,123	$(49)	$(1)	$32	$37	$(3,157)	$484
Net realized gain (loss) on investments, and other assets and liabilities	97,323	29,181	4,446	2,407	534	5	79,124	7,689
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	154,691	60,237	5,482	2,131	607	415	40,636	15,618
Net increase (decrease) in net assets resulting from operations	249,670	90,541	9,879	4,537	1,173	457	116,603	23,791
Distributions to shareholders from
Net investment income
Class N	—	(10)	—	—	(8)	(12)	—	—
Class I	(10)	(1,133)	—	—	(25)	(25)	—	(488)
Net realized gain
Class N	(26,967)	(7,281)	(476)	—	(160)	—	(2,712)	(905)
Class I	(53,292)	(12,939)	(2,335)	—	(358)	—	(31,637)	(7,042)
Total distributions	(80,269)	(21,363)	(2,811)	—	(551)	(37)	(34,349)	(8,435)
Capital stock transactions
Net proceeds from sale of shares	116,328	178,095	12,160	3,967	2,827	957	136,947	273,232
Shares issued in reinvestment of income dividends and capital gain distributions	73,656	19,820	2,623	—	535	15	33,844	8,342
Less cost of shares redeemed	(161,079)	(117,590)	(3,073)	(5,040)	(2,722)	—	(195,652)	(72,449)
Net increase (decrease) in net assets resulting from capital share transactions	28,905	80,325	11,710	(1,073)	640	972	(24,861)	209,125
Increase (decrease) in net assets	198,306	149,503	18,778	3,464	1,262	1,392	57,393	224,481
Net assets
Beginning of period	716,245	566,742	28,413	24,949	3,845	2,453	370,235	145,754
End of period	$914,551	$716,245	$47,191	$28,413	$5,107	$3,845	$427,628	$370,235
Accumulated net investment income (loss) at the end of the period	$(4)	$8	$2	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	129

Statements of Assets and Liabilities

As of December 31, 2013 (dollar amounts in thousands)

	Mid Cap Value Fund	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund
Assets
Investments in securities, at cost	$3,255	$530,527	$2,451	$468,743
Investments in affiliated companies, at cost	—	—	—	21,188
Investments in securities, at value	$4,423	$700,036	$3,255	$616,526
Investments in affiliated companies, at value	—	—	—	12,551
Cash	56	—	—	—
Receivable for securities sold	13	573	7	309
Receivable for fund shares sold	10	2,975	38	1,387
Receivable from Advisor	4	12	9	23
Dividend and interest receivable	7	152	3	120
Total assets	4,513	703,748	3,312	630,916
Liabilities
Payable for securities purchased	5	12,087	6	2,073
Payable for fund shares redeemed	22	314	—	716
Management fee payable	4	574	3	581
Distribution and shareholder administration fees payable	—	15	—	45
Other payables and accrued expenses	25	177	25	142
Total liabilities	56	13,167	34	3,557
Net Assets	$4,457	$690,581	$3,278	$627,359
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$—	$36	$—	$20
Capital paid in excess of par value	3,258	514,662	2,407	477,180
Accumulated net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss)	31	6,374	67	11,013
Net unrealized appreciation (depreciation) of investments and foreign currencies	1,168	169,509	804	139,146
Net Assets	$4,457	$690,581	$3,278	$627,359

Class N Shares
Net Assets	$232	$73,207	$1,205	$211,562
Shares Outstanding	17,308	3,893,866	85,395	7,046,939
Net Asset Value Per Share	$13.39	$18.80	$14.11	$30.02
Class I Shares
Net Assets	$4,225	$617,374	$2,073	$415,797
Shares Outstanding	315,242	31,917,822	146,855	13,152,169
Net Asset Value Per Share	$13.40	$19.34	$14.12	$31.61

See accompanying Notes to Financial Statements.

130	Annual Report	December 31, 2013

Statements of Operations

For the Year Ended December 31, 2013 (all amounts in thousands)

	Mid Cap Value Fund	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund
Investment income
Dividends	$73	$2,521	$40	$2,816
Less foreign tax withheld	—	(15)	—	(29)
Interest	—	3	—	427
Total income	73	2,509	40	3,214
Expenses
Investment advisory fees	41	5,223	29	5,673
Distribution fees	—	147	3	420
Custodian fees	30	36	37	37
Transfer agent fees	2	53	2	91
Sub-transfer agent fees
Class N	—	95	—	232
Class I	—	245	—	315
Professional fees	16	39	34	51
Registration fees	32	21	21	37
Shareholder reporting fees	1	58	—	164
Trustee fees	—	17	—	21
Other expenses	9	14	1	10
Total expenses before waiver	131	5,948	127	7,051
Expenses reimbursed to (waived or absorbed by) the Advisor	(83)	(63)	(91)	(185)
Net expenses	48	5,885	36	6,866
Net investment income (loss)	25	(3,376)	4	(3,652)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	470	49,022	324	116,576
Total net realized gain (loss)	470	49,022	324	116,576
Change in net unrealized appreciation (depreciation) of:
Investments in securities	694	130,312	560	99,236
Change in net unrealized appreciation (depreciation)	694	130,312	560	99,236
Net increase (decrease) in net assets resulting from operations	$1,189	$175,958	$888	$212,160

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	131

Statements of Changes in Net Assets

For the Years Ended December 31, 2013 and 2012 (all amounts in thousands)

	Mid Cap Value Fund		Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$25	$39	$(3,376)	$1,480	$4	$20	$(3,652)	$(3,984)
Net realized gain (loss) on investments, and other assets and liabilities	470	186	49,022	11,592	324	93	116,576	71,506
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	694	377	130,312	22,741	560	150	99,236	18,864
Net increase (decrease) in net assets resulting from operations	1,189	602	175,958	35,813	888	263	212,160	86,386
Distributions to shareholders from
Net investment income
Class N	(1)	(1)	—	(61)	—	(7)	—	—
Class I	(26)	(35)	—	(1,426)	(5)	(14)	—	—
Net realized gain
Class N	(22)	(3)	(4,604)	(1,028)	(105)	(27)	(36,176)	(564)
Class I	(427)	(148)	(38,232)	(8,102)	(173)	(41)	(66,355)	(1,107)
Total distributions	(476)	(187)	(42,836)	(10,617)	(283)	(89)	(102,531)	(1,671)
Capital stock transactions
Net proceeds from sale of shares	248	303	267,012	188,047	313	72	174,523	93,413
Shares issued in reinvestment of income dividends and capital gain distributions	408	158	41,965	9,387	85	20	100,405	1,627
Less cost of shares redeemed	(1,049)	(1,312)	(142,878)	(84,867)	(117)	(30)	(154,011)	(337,680)
Net increase (decrease) in net assets resulting from capital share transactions	(393)	(851)	166,099	112,567	281	62	120,917	(242,640)
Increase (decrease) in net assets	320	(436)	299,221	137,763	886	236	230,546	(157,925)
Net assets
Beginning of period	4,137	4,573	391,360	253,597	2,392	2,156	396,813	554,738
End of period	$4,457	$4,137	$690,581	$391,360	$3,278	$2,392	$627,359	$396,813
Accumulated net investment income (loss) at the end of the period	$—	$1	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

132	Annual Report	December 31, 2013

Statements of Assets and Liabilities

As of December 31, 2013 (dollar amounts in thousands)

	Small Cap Value Fund	Global Leaders Fund	Global Small Cap Growth Fund	International Leaders Fund
Assets
Investments in securities, at cost	$307,170	$123,102	$15,103	$57,840
Investments in securities, at value	$408,241	$145,896	$17,590	$68,302
Foreign currency, at value (cost $—; $3; $45; $—)	—	3	45	—
Receivable for securities sold	479	2,588	—	678
Receivable for fund shares sold	666	—	444	—
Receivable from Advisor	19	2	7	9
Dividend and interest receivable	299	100	10	109
Total assets	409,704	148,589	18,096	69,098
Liabilities
Payable for securities purchased	660	1,280	616	222
Payable for fund shares redeemed	233	12	1	—
Management fee payable	373	123	14	55
Distribution and shareholder administration fees payable	12	9	2	2
Foreign tax liability	—	39	7	—
Other payables and accrued expenses	130	43	31	45
Total liabilities	1,408	1,506	671	324
Net Assets	$408,296	$147,083	$17,425	$68,774
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$23	$13	$1	$5
Capital paid in excess of par value	304,907	130,361	14,941	60,080
Accumulated net investment income (loss)	12	(274)	(1)	(635)
Accumulated net realized gain (loss)	2,283	(5,775)	4	(1,142)
Net unrealized appreciation (depreciation) of investments and foreign currencies	101,071	22,758	2,480	10,466
Net Assets	$408,296	$147,083	$17,425	$68,774

Class N Shares
Net Assets	$55,464	$6,403	$203	$154
Shares Outstanding	3,146,424	560,292	16,710	12,139
Net Asset Value Per Share	$17.63	$11.43	$12.14	$12.65
Class I Shares
Net Assets	$352,832	$53,562	$17,222	$11,629
Shares Outstanding	19,605,179	4,689,513	1,416,119	919,099
Net Asset Value Per Share	$18.00	$11.42	$12.16	$12.65
Institutional Class Shares
Net Assets	—	$87,118	—	$56,991
Shares Outstanding	—	7,625,754	—	4,506,365
Net Asset Value Per Share	—	$11.42	—	$12.65

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	133

Statements of Operations

For the Year Ended December 31, 2013 (all amounts in thousands)

	Small Cap Value Fund	Global Leaders Fund	Global Small Cap Growth Fund (a)	International Leaders Fund
Investment income
Dividends	$3,732	$1,924	$144	$1,464
Less foreign tax withheld	—	(135)	(11)	(131)
Interest	2	1	—	—
Total income	3,734	1,790	133	1,333
Expenses
Investment advisory fees	3,526	1,146	94	541
Distribution fees	110	15	1	—
Shareholder administration fees	—	84	14	17
Custodian fees	52	62	58	71
Transfer agent fees	34	22	8	4
Sub-transfer agent fees
Class N	58	5	—	—
Class I	248	25	—	—
Professional fees	32	27	25	42
Registration fees	26	43	5	44
Shareholder reporting fees	42	5	1	9
Trustee fees	11	3	—	1
Other expenses	2	6	1	2
Total expenses before waiver	4,141	1,443	207	731
Expenses reimbursed to (waived or absorbed by) the Advisor	(71)	(82)	(75)	(116)
Net expenses	4,070	1,361	132	615
Net investment income (loss)	(336)	429	1	718
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	30,943	8,275	448	(902)
Forward foreign currency contracts	—	—	—	(175)
Foreign currency transactions	—	(45)	(8)	(60)
Total net realized gain (loss)	30,943	8,230	440	(1,137)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	71,934	14,497	2,487	9,750
Foreign currency translations	—	(36)	(7)	4
Change in net unrealized appreciation (depreciation)	71,934	14,461	2,480	9,754
Net increase (decrease) in net assets resulting from operations	$102,541	$23,120	$2,921	$9,335

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.

See accompanying Notes to Financial Statements.

134	Annual Report	December 31, 2013

Statements of Changes in Net Assets

For the Years Ended December 31, 2013 and 2012 (all amounts in thousands)

	Small Cap Value Fund		Global Leaders Fund		Global Small Cap Growth Fund	International Leaders Fund
	2013	2012	2013	2012	2013 (a)	2013	2012 (b)
Operations
Net investment income (loss)	$(336)	$2,073	$429	$258	$1	$718	$3
Net realized gain (loss) on investments, and other assets and liabilities	30,943	6,771	8,230	3,704	440	(1,137)	(94)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	71,934	19,569	14,461	3,879	2,480	9,754	712
Net increase (decrease) in net assets resulting from operations	102,541	28,413	23,120	7,841	2,921	9,335	621
Distributions to shareholders from
Net investment income
Class N	—	(256)	(8)	(15)	—	(2)	—
Class I	(83)	(1,734)	(199)	(227)	(7)	(195)	(6)
Institutional Class	—	—	(453)	—	—	(1,054)	(10)
Net realized gain
Class N	(3,772)	(164)	—	—	(5)	—	—
Class I	(23,728)	(782)	—	—	(426)	—	—
Institutional Class	—	—	—	—	—	—	—
Total distributions	(27,583)	(2,936)	(660)	(242)	(438)	(1,251)	(16)
Capital stock transactions
Net proceeds from sale of shares	136,061	47,641	81,348	32,763	15,417	54,090	9,543
Shares issued in reinvestment of income dividends and capital gain distributions	25,084	2,750	551	234	243	544	16
Less cost of shares redeemed	(63,075)	(71,998)	(24,270)	(16,176)	(718)	(4,108)	—
Net increase (decrease) in net assets resulting from capital share transactions	98,070	(21,607)	57,629	16,821	14,942	50,526	9,559
Increase (decrease) in net assets	173,028	3,870	80,089	24,420	17,425	58,610	10,164
Net assets
Beginning of period	235,268	231,398	66,994	42,574	—	10,164	—
End of period	$408,296	$235,268	$147,083	$66,994	$17,425	$68,774	$10,164
Accumulated net investment income (loss) at the end of the period	$12	$97	$(274)	$(7)	$(1)	$(635)	$(3)

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.
(b)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	135

Statements of Assets and Liabilities

As of December 31, 2013 (dollar amounts in thousands)

	International Equity Fund	Institutional International Equity Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$62,867	$79,578	$3,360,954	$1,943,512
Investments in affiliated fund, at cost	—	—	22,022	11,834
Investments in securities, at value	$79,180	$100,515	$4,260,631	$2,430,338
Investments in affiliated fund, at value	—	—	25,898	13,917
Cash	—	—	—	87
Foreign currency, at value (cost $58; $—; $3,074; $1,826)	58	—	3,061	1,818
Receivable for securities sold	1,814	2,533	5,057	2,180
Receivable for fund shares sold	3	—	10,154	1,575
Receivable from Advisor	3	—	—	—
Dividend and interest receivable	80	122	7,649	3,811
Total assets	81,138	103,170	4,312,450	2,453,726
Liabilities
Payable for securities purchased	1,143	1,739	3,711	5,136
Payable for fund shares redeemed	28	—	5,328	5,642
Payable to custodian	242	503	2,514	—
Management fee payable	74	84	3,611	1,847
Distribution and shareholder administration fees payable	1	—	296	—
Foreign tax liability	—	—	36	785
Other payables and accrued expenses	72	39	1,330	167
Total liabilities	1,560	2,365	16,826	13,577
Net Assets	$79,578	$ 100,805	$4,295,624	$2,440,149
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$6	$8	$161	$140
Capital paid in excess of par value	146,698	188,707	4,155,879	1,958,925
Accumulated net investment income (loss)	69	(714)	3,511	(4,220)
Accumulated net realized gain (loss)	(83,504)	(108,124)	(767,884)	(2,887)
Net unrealized appreciation (depreciation) of investments and foreign currencies	16,309	20,928	903,957	488,191
Net Assets	$79,578	$100,805	$4,295,624	$2,440,149

Class N Shares
Net Assets	$4,307	—	$1,418,083	—
Shares Outstanding	301,697	—	53,927,460	—
Net Asset Value Per Share	$14.28	—	$26.30	—
Class I Shares
Net Assets	$75,271	—	$2,877,541	—
Shares Outstanding	5,215,276	—	106,932,700	—
Net Asset Value Per Share	$14.43	—	$26.91	—
Institutional Class Shares
Net Assets	—	$100,805	—	$2,440,149
Shares Outstanding	—	7,934,645	—	140,207,763
Net Asset Value Per Share	—	$12.70	—	$17.40

See accompanying Notes to Financial Statements.

136	Annual Report	December 31, 2013

Statements of Operations

For the Year Ended December 31, 2013 (all amounts in thousands)

	International Equity Fund	Institutional International Equity Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$1,857	$2,318	$110,829	$59,979
Less foreign tax withheld	(157)	(198)	(8,847)	(4,774)
Interest	—	1	18	10
Total income	1,700	2,121	102,000	55,215
Expenses
Investment advisory fees	827	954	40,230	20,273
Distribution fees	11	—	3,386	—
Custodian fees	66	63	527	341
Transfer agent fees	3	2	314	45
Sub-transfer agent fees
Class N	5	—	1,782	—
Class I	93	—	1,523	—
Professional fees	26	28	325	182
Registration fees	28	18	49	21
Shareholder reporting fees	3	—	565	19
Trustee fees	3	5	158	83
Other expenses	5	4	42	41
Total expenses before waiver	1,070	1,074	48,901	21,005
Expenses reimbursed to (waived or absorbed by) the Advisor	(157)	(23)	—	—
Net expenses	913	1,051	48,901	21,005
Net investment income (loss)	787	1,070	53,099	34,210
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	9,061	15,740	376,132	189,765
Forward foreign currency contracts	—	—	1,614	908
Foreign currency transactions	(50)	(67)	(4,232)	(2,414)
Total net realized gain (loss)	9,011	15,673	373,514	188,259
Change in net unrealized appreciation (depreciation) of:
Investments in securities	3,864	921	268,391	158,974
Foreign currency translations	—	(4)	74	(71)
Change in net unrealized appreciation (depreciation)	3,864	917	268,465	158,903
Net increase (decrease) in net assets resulting from operations	$13,662	$17,660	$695,078	$381,372

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	137

Statements of Changes in Net Assets

For the Years Ended 2013 and 2012 (all amounts in thousands)

	International Equity Fund		Institutional International Equity Fund		International Growth Fund		Institutional International Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$787	$799	$1,070	$1,465	$53,099	$49,275	$34,210	$29,169
Net realized gain (loss) on investments, and other assets and liabilities	9,011	2,041	15,673	5,793	373,514	105,420	188,259	35,136
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	3,864	8,569	917	11,762	268,465	580,675	158,903	314,439
Net increase (decrease) in net assets resulting from operations	13,662	11,409	17,660	19,020	695,078	735,370	381,372	378,744
Distributions to shareholders from
Net investment income
Class N	(34)	(172)	—	—	(15,436)	(37,353)	—	—
Class I	(806)	(2,061)	—	—	(38,834)	(74,977)	—	—
Institutional Class	—	—	(1,959)	(1,482)	—	—	(40,075)	(62,889)
Total distributions	(840)	(2,233)	(1,959)	(1,482)	(54,270)	(112,330)	(40,075)	(62,889)
Capital stock transactions
Net proceeds from sale of shares	7,440	3,288	3,200	9,705	706,104	673,026	413,943	283,364
Shares issued in reinvestment of income dividends and capital gain distributions	777	1,945	1,959	1,482	49,456	103,180	38,132	58,949
Less cost of shares redeemed	(11,645)	(19,882)	(29,745)	(30,509)	(773,377)	(955,515)	(327,353)	(226,632)
Net increase (decrease) in net assets resulting from capital share transactions	(3,428)	(14,649)	(24,586)	(19,322)	(17,817)	(179,309)	124,722	115,681
Increase (decrease) in net assets	9,394	(5,473)	(8,885)	(1,784)	622,991	443,731	466,019	431,536
Net assets
Beginning of period	70,184	75,657	109,690	111,474	3,672,633	3,228,902	1,974,130	1,542,594
End of period	$79,578	$70,184	$100,805	$109,690	$4,295,624	$3,672,633	$2,440,149	$1,974,130
Accumulated net investment income (loss) at the end of the period	$69	$(126)	$(714)	$(196)	$3,511	$(14,690)	$(4,220)	$(8,076)

See accompanying Notes to Financial Statements.

138	Annual Report	December 31, 2013

Statements of Assets and Liabilities

As of December 31, 2013 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$754,400	$65,616	$875,528	$134,698
Investments in affiliated fund, at cost	—	—	23,624	—
Investments in securities, at value	$925,235	$72,158	$972,525	$158,751
Investments in affiliated fund, at value	—	—	27,782	—
Cash	—	—	96	—
Foreign currency, at value (cost $4,729; $629; $1,343; $439)	4,699	627	1,338	441
Receivable for securities sold	4,055	1,631	3,199	712
Receivable for fund shares sold	3,665	103	551	785
Receivable from Advisor	—	7	—	40
Dividend and interest receivable	962	16	400	29
Total assets	938,616	74,542	1,005,891	160,758
Liabilities
Payable for securities purchased	979	167	1,793	1,081
Payable for fund shares redeemed	141	—	13	3
Payable to custodian	187	1,090	—	—
Management fee payable	794	70	925	145
Distribution and shareholder administration fees payable	70	5	24	10
Foreign tax liability	—	95	2,851	337
Other payables and accrued expenses	253	57	263	83
Total liabilities	2,424	1,484	5,869	1,659
Net Assets	$936,192	$73,058	$1,000,022	$159,099
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$58	$8	$74	$11
Capital paid in excess of par value	748,865	68,070	912,079	143,399
Accumulated net investment income (loss)	(4,067)	(3)	(1,118)	(214)
Accumulated net realized gain (loss)	20,549	(1,458)	(9,304)	(7,813)
Net unrealized appreciation (depreciation) of investments and foreign currencies	170,787	6,441	98,291	23,716
Net Assets	$936,192	$73,058	$1,000,022	$159,099
Class N Shares
Net Assets	$18,910	$1,959	$13,723	$9,313
Shares Outstanding	1,176,092	215,242	1,033,578	615,989
Net Asset Value Per Share	$16.08	$9.10	$13.28	$15.12
Class I Shares
Net Assets	$508,758	$34,590	$152,588	$58,123
Shares Outstanding	31,337,503	3,799,351	11,407,941	3,841,432
Net Asset Value Per Share	$16.23	$9.10	$13.38	$15.13
Institutional Class Shares
Net Assets	$408,524	$36,509	$833,711	$91,663
Shares Outstanding	25,038,481	4,011,777	61,946,469	6,054,689
Net Asset Value Per Share	$16.32	$9.10	$13.46	$15.14

See accompanying Notes to Financial Statements.

December 31, 2013	William Blair Funds	139

Statements of Operations

For the Year Ended December 31, 2013 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$19,613	$1,454	$21,860	$1,859
Less foreign tax withheld	(1,153)	(120)	(1,799)	(194)
Interest	4	—	5	—
Total income	18,464	1,334	20,066	1,665
Expenses
Investment advisory fees	8,174	765	10,746	1,046
Distribution fees	40	1	38	19
Shareholder administration fees	665	47	248	61
Custodian fees	160	107	495	243
Transfer agent fees	31	16	41	15
Sub-transfer agent fees
Class N	21	—	13	17
Class I	396	6	101	3
Professional fees	98	52	157	123
Registration fees	38	33	46	49
Shareholder reporting fees	86	3	89	5
Trustee fees	31	3	43	1
Other expenses	24	6	26	3
Total expenses before waiver	9,764	1,039	12,043	1,585
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(120)	—	(317)
Net expenses	9,764	919	12,043	1,268
Net investment income (loss)	8,700	415	8,023	397
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	119,068	3,550	47,675	(7,724)
Forward foreign currency contracts	(1,393)	(15)	(272)	—
Foreign currency transactions	(764)	(215)	(2,962)	(267)
Total net realized gain (loss)	116,911	3,320	44,441	(7,991)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	65,067	(3,592)	(51,855)	22,214
Foreign currency translations	(43)	(101)	(1,138)	(311)
Change in net unrealized appreciation (depreciation)	65,024	(3,693)	(52,993)	21,903
Net increase (decrease) in net assets resulting from operations	$190,635	$42	$(529)	$14,309

See accompanying Notes to Financial Statements.

140	Annual Report	December 31, 2013

Statements of Changes in Net Assets

For the Years Ended 2013 and 2012 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$8,700	$7,217	$415	$496	$8,023	$10,446	$397	$39
Net realized gain (loss) on investments, and other assets and liabilities	116,911	9,291	3,320	(2,390)	44,441	(10,469)	(7,991)	48
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	65,024	125,993	(3,693)	12,693	(52,993)	170,595	21,903	1,831
Net increase (decrease) in net assets resulting from operations	190,635	142,501	42	10,799	(529)	170,572	14,309	1,918
Distributions to shareholders from
Net investment income
Class N	(179)	(274)	(7)	(1)	(7)	(88)	—	(13)
Class I	(6,074)	(7,774)	(94)	(169)	(550)	(1,209)	(94)	(65)
Institutional Class	(5,918)	(8,146)	(162)	(303)	(4,674)	(7,965)	(240)	—
Net realized gain
Class N	(746)	—	—	—	(256)	—	(2)	—
Class I	(20,094)	—	—	—	(2,796)	—	(13)	—
Institutional Class	(16,732)	—	—	—	(14,933)	—	(21)	—
Total distributions	(49,743)	(16,194)	(263)	(473)	(23,216)	(9,262)	(370)	(78)
Capital stock transactions
Net proceeds from sale of shares	147,189	122,084	24,682	29,723	285,036	260,741	151,357	25,035
Shares issued in reinvestment of income dividends and capital gain distributions	44,096	14,490	237	413	20,187	8,174	284	52
Less cost of shares redeemed	(115,493)	(261,594)	(20,619)	(19,305)	(245,693)	(283,834)	(33,502)	(3,178)
Net increase (decrease) in net assets resulting from capital share transactions	75,792	(125,020)	4,300	10,831	59,530	(14,919)	118,139	21,909
Increase (decrease) in net assets	216,684	1,287	4,079	21,157	35,785	146,391	132,078	23,749
Net assets
Beginning of period	719,508	718,221	68,979	47,822	964,237	817,846	27,021	3,272
End of period	$936,192	$719,508	$73,058	$68,979	$1,000,022	$964,237	$159,099	$27,021
Accumulated net investment income (loss) at the end of the period	$(4,067)	$(1,792)	$(3)	$(44)	$(1,118)	$(2,280)	$(214)	$(59)

See accompanying Notes to Financial Statements.
December 31, 2013	William Blair Funds	141

Statements of Assets and Liabilities

As of December 31, 2013 (dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$236,342	$105,288	$173,330	$1,095,405
Repurchase agreement, at cost	—	—	—	315,781
Investments in securities, at value	$241,887	$106,134	$172,527	$1,095,405
Repurchase agreements	—	—	—	315,781
Cash	—	1	—	—
Receivable for securities sold	—	—	6,970	—
Receivable for fund shares sold	2,109	318	3,085	—
Receivable from Advisor	34	—	—	538
Dividend and interest receivable	1,918	568	502	775
Total assets	245,948	107,021	183,084	1,412,499
Liabilities
Security sold, not yet purchased (proceeds $—; $—; $5,245; $—)	—	—	5,230	—
Payable for securities purchased	—	—	2,659	—
Payable for fund shares redeemed	809	1,022	726	—
Management fee payable	60	92	53	281
Distribution and shareholder administration fees payable	21	5	19	412
Other payables and accrued expenses	203	88	171	73
Total liabilities	1,093	1,207	8,858	766
Net Assets	$244,855	$105,814	$174,226	$1,411,733

Capital
Composition of Net Assets Par value of shares of beneficial interest	23	12	18	1,412
Capital paid in excess of par value	239,250	141,491	185,915	1,410,342
Accumulated net investment income (loss)	3	—	—	—
Accumulated net realized gain (loss)	34	(36,535)	(10,919)	(21)
Net unrealized appreciation (depreciation) of investments and foreign currencies	5,545	846	(788)	—
Net Assets	$244,855	$105,814	$174,226	$1,411,733

Class N Shares
Net Assets	$11,389	$41,662	$5,158	$1,411,733
Shares Outstanding	1,074,556	4,572,176	541,602	1,411,906,028
Net Asset Value Per Share	$10.60	$9.11	$9.52	$1.00
Class I Shares
Net Assets	$145,939	$64,152	$122,583	—
Shares Outstanding	13,908,546	7,091,464	12,873,029	—
Net Asset Value Per Share	$10.49	$9.05	$9.52	—
Institutional Class Shares
Net Assets	$87,527	—	$46,485	—
Shares Outstanding	8,348,202	—	4,880,898	—
Net Asset Value Per Share	$10.48	—	$9.53	—

See accompanying Notes to Financial Statements.
142	Annual Report	December 31, 2013

Statements of Operations

For the Year Ended December 31, 2013 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$9,517	$3,805	$4,833	$1,314
Total income	9,517	3,805	4,833	1,314
Expenses
Investment advisory fees	805	506	816	3,204
Distribution fees	34	88	15	—
Shareholder administration fees	279	—	262	4,693
Custodian fees	65	53	73	70
Transfer agent fees	42	35	33	33
Sub-transfer agent fees
Class N	30	72	2	—
Class I	63	13	26	—
Professional fees	49	295	64	139
Registration fees	45	31	45	21
Shareholder reporting fees	19	26	10	68
Trustee fees	12	6	10	58
Other expenses	13	7	12	33
Total expenses before waiver	1,456	1,132	1,368	8,319
Expenses reimbursed to (waived or absorbed by) the Advisor	(203)	(154)	(11)	(7,023)
Net expenses	1,253	978	1,357	1,296
Net investment income (loss)	8,264	2,827	3,476	18
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	3,507	413	(2,088)	—
Total net realized gain (loss)	3,507	413	(2,088)	—
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(15,837)	(5,449)	(2,993)	—
Options	(31)	(15)	(31)	—
Change in net unrealized appreciation (depreciation)	(15,868)	(5,464)	(3,024)	—
Net increase (decrease) in net assets resulting from operations	$(4,097)	$(2,224)	$(1,636)	$18

See accompanying Notes to Financial Statements.
December 31, 2013	William Blair Funds	143

Statements of Changes in Net Assets

For the Years Ended December 31, 2013 and 2012 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$8,264	$9,312	$2,827	$3,393	$3,476	$3,071	$18	$131
Net realized gain (loss) on investments, and other assets and liabilities	3,507	4,348	413	2,712	(2,088)	192	—	—
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(15,868)	8,020	(5,464)	1,352	(3,024)	1,977	—	—
Net increase (decrease) in net assets resulting from operations	(4,097)	21,680	(2,224)	7,457	(1,636)	5,240	18	131
Distributions to shareholders from
Net investment income
Class N	(865)	(961)	(1,798)	(1,884)	(249)	(219)	(134)	(131)
Class I	(6,409)	(6,754)	(2,214)	(2,587)	(4,497)	(2,909)	—	—
Institutional Class	(3,345)	(3,467)	—	—	(2,780)	(2,382)	—	—
Net realized gain
Class N	(126)	(211)	—	—	—	—	—	—
Class I	(1,556)	(1,126)	—	—	—	—	—	—
Institutional Class	(828)	(597)	—	—	—	—	—	—
Total distributions	(13,129)	(13,116)	(4,012)	(4,471)	(7,526)	(5,510)	(134)	(131)
Capital stock transactions
Net proceeds from sale of shares	62,355	82,419	51,821	71,248	89,150	191,001	851,400	867,610
Shares issued in reinvestment of income dividends and capital gain distributions	10,140	10,216	3,452	3,667	5,747	4,275	134	131
Less cost of shares redeemed	(107,156)	(36,473)	(85,000)	(48,109)	(198,339)	(65,323)	(955,015)	(624,157)
Net increase (decrease) in net assets resulting from capital share transactions	(34,661)	56,162	(29,727)	26,806	(103,442)	129,953	(103,481)	243,584
Increase (decrease) in net assets	(51,887)	64,726	(35,963)	29,792	(112,604)	129,683	(103,597)	243,584
Net assets
Beginning of period	296,742	232,016	141,777	111,985	286,830	157,147	1,515,330	1,271,746
End of period	$244,855	$296,742	$105,814	$141,777	$174,226	$286,830	$1,411,733	$1,515,330
Accumulated net investment income (loss) at the end of the period	$3	$2	$—	$—	$—	$—	$—	$112

See accompanying Notes to Financial Statements.
144	Annual Report	December 31, 2013

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of the following twenty-six funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds	International Equity Funds
Growth	International Leaders
Large Cap Growth	International Equity
Large Cap Value	Institutional International Equity
Mid Cap Growth	International Growth
Mid Cap Value	Institutional International Growth
Small-Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Value	Emerging Markets Leaders
Small Cap Growth	Emerging Markets Growth
Small Cap Value	Emerging Markets Small Cap Growth

Global Equity Funds	Fixed-Income Funds
Global Leaders	Bond
Global Small Cap Growth	Income
Low Duration
Multi-Asset and Alternative Funds
Macro Allocation	Money Market Fund
Commodity Strategy Long/Short	Ready Reserves

The Macro Allocation Fund and the Commodity Strategy Long/Short Fund have a fiscal year-end of October 31, and issue a separate report.

The investment objectives of the Funds are as follows:

Domestic Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal.
(Maximize total return-Low Duration).
Money Market	Current income, a stable share price and daily liquidity.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional (“Inst.”).

Class	Description
N	Class N shares are sold to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Domestic Equity, Global Equity and International Equity Funds and 0.15% for the Fixed-Income Funds) or a service fee (0.35% for the Money Market Fund), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond and Low Duration Funds).

I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class and Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond and Low Duration Funds carry an annual shareholder administration fee of 0.15%.

December 31, 2013	William Blair Funds	145

Class	Description
Inst.	The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

Sub-transfer agent fees: For Class N and Class I Shares, the Funds may reimburse William Blair & Company, L.L.C. (“William Blair” or the “Advisor”) for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Funds were the rates in effect on December 31, 2013. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2013, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a decrease of net realized loss of $(2,356), $(1,185) and $(4,023), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each

146	Annual Report	December 31, 2013

day the NYSE is open. For the period from January 1, 2013 to October 31, 2013, redemption fees were applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the Domestic Equity Funds assessed a 1% redemption fee on shares sold or exchanged that were owned 60 days or less and the Global Equity and International Equity Funds assessed a 2% redemption fee on shares sold or exchanged that were owned 60 days or less as disclosed within the Fund’s Prospectus. Effective November 1, 2013, the Funds no longer assess a redemption fee. The redemption fees collected by the Fund are offset against the amount of redemptions for presentation on the Statements of Changes in Net Assets.

The redemption fees collected by the Funds were as follows (in thousands):

Fund	Year Ended December 31, 2013	Year Ended December 31, 2012
Growth	$22	$7
Large Cap Growth	—	—
Large Cap Value	—	—
Mid Cap Growth	11	12
Mid Cap Value	—	—
Small-Mid Cap Growth	10	9
Small-Mid Cap Value	—	1
Small Cap Growth	17	4
Small Cap Value	20	8
Global Leaders	1	1
Global Small Cap Growth	—	N/A
International Leaders	—	—
International Equity	—	7
International Growth	51	38
International Small Cap Growth	5	19
Emerging Markets Leaders	—	1
Emerging Markets Growth	—	1
Emerging Markets Small Cap Growth	27	3

Distributions from net investment income, if any, of all Equity Funds are declared and paid at least annually. Distributions from the Bond, Income, Low Duration and Ready Reserves Funds are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2013, remains open and the returns are subject to examination.

December 31, 2013	William Blair Funds	147

The Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Funds also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2013, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$642,106	$280,833	$3,415	$277,418
Large Cap Growth	35,442	11,357	43	11,314
Large Cap Value	4,045	1,003	11	992
Mid Cap Growth	366,336	71,202	5,034	66,168
Mid Cap Value	3,259	1,217	53	1,164
Small-Mid Cap Growth	532,414	170,234	2,612	167,622
Small-Mid Cap Value	2,453	824	22	802
Small Cap Growth	493,175	152,866	16,964	135,902
Small Cap Value	308,974	101,124	1,857	99,267
Global Leaders	123,803	22,798	704	22,094
Global Small Cap Growth	15,173	2,606	189	2,417
International Leaders	58,542	10,433	673	9,760
International Equity	63,536	16,231	587	15,644
Institutional International Equity	80,659	20,420	564	19,856
International Growth	3,430,131	893,459	37,060	856,399
Institutional International Growth	1,981,525	482,595	19,865	462,730
International Small Cap Growth	759,988	174,773	9,526	165,247
Emerging Markets Leaders	66,099	8,018	1,959	6,059
Emerging Markets Growth	907,703	120,334	27,730	92,604
Emerging Markets Small Cap Growth	137,185	23,573	2,007	21,566
Bond	236,342	7,907	2,362	5,545
Income	105,288	2,229	1,383	846
Low Duration	173,330	702	1,505	(803)
Ready Reserves	1,411,186	—	—	—

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, recharacterization of dividends received from investments in Real Estate Investment Trusts, paydown gains and losses, and redemptions in-kind. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2013, the following reclassifications were recorded (in thousands):

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$2,342	$(2,342)	$—
Large Cap Growth	51	—	(51)
Large Cap Value	1	(1)	—
Mid Cap Growth	3,157	(32,636)	29,479
Mid Cap Value	1	—	(1)
Small-Mid Cap Growth	3,376	(3,376)	—
Small-Mid Cap Value	1	(1)	—
Small Cap Growth	3,652	(3,652)	—
Small Cap Value	334	(328)	(6)
Global Leaders	(36)	36	—
Global Small Cap Growth	5	(5)	—
International Leaders	(99)	99	—
International Equity	248	(248)	—
Institutional International Equity	371	(353)	(18)

148	Annual Report	December 31, 2013

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
International Growth	$19,372	$(19,372)	$—
Institutional International Growth	9,721	(9,721)	—
International Small Cap Growth	1,196	(1,196)	—
Emerging Markets Leaders	(111)	209	(98)
Emerging Markets Growth	(1,630)	1,634	(4)
Emerging Markets Small Cap Growth	(218)	218	—
Bond	2,356	(2,356)	—
Income	1,185	(1,185)	—
Low Duration	4,050	(4,023)	(27)
Ready Reserves	4	—	(4)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows (in thousands):

	Distributions Paid in 2013				Distributions Paid in 2012
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$3,937	$7,790	$23,030	$45,512	$10	$1,133	$7,281	$12,939
Large Cap Growth	—	—	476	2,335	—	—	—	—
Large Cap Value	23	58	145	325	12	25	—	—
Mid Cap Growth	347	4,052	2,365	27,585	—	488	905	7,042
Mid Cap Value	7	149	16	304	1	62	3	121
Small-Mid Cap Growth	877	7,283	3,727	30,949	63	1,436	1,026	8,092
Small-Mid Cap Value	31	57	74	121	34	55	—	—
Small Cap Growth	10,989	20,157	25,187	46,198	—	—	564	1,107
Small Cap Value	1,034	6,584	2,738	17,227	256	1,734	164	782
Global Leaders	8	199	—	—	15	227	—	—
Global Small Cap Growth	5	433	—	—
International Leaders	2	195	—	—	—	6	—	—
International Equity	34	806	—	—	172	2,061	—	—
International Growth	15,436	38,834	—	—	37,353	74,977	—	—
International Small Cap Growth	166	5,643	759	20,525	274	7,774	—	—
Emerging Markets Leaders	7	94	—	—	1	169	—	—
Emerging Markets Growth	5	399	258	2,947	88	1,209	—	—
Emerging Markets Small Cap Growth	—	94	2	13	13	65	—	—
Bond	865	6,409	126	1,556	961	6,754	211	1,126
Income	1,798	2,214	—	—	1,884	2,587	—	—
Low Duration	249	4,497	—	—	219	2,909	—	—
Ready Reserves	134	—	—	—	131	—	—	—

	Distributions Paid in 2013		Distributions Paid in 2012
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$453	$—	$—	$—
International Leaders	1,054	—	10	—
Institutional International Equity	1,959	—	1,482	—
Institutional International Growth	40,075	—	62,889	—
International Small Cap Growth	5,497	17,153	8,146	—
Emerging Markets Leaders	162	—	303	—
Emerging Markets Growth	3,393	16,214	7,965	—
Emerging Markets Small Cap Growth	240	21	—	—
Bond	3,345	828	3,467	597
Low Duration	2,780	—	2,382	—

December 31, 2013	William Blair Funds	149

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Growth	$9,083	$—	$18,547	$277,418
Large Cap Growth	—	—	742	11,314
Large Cap Value	—	—	39	992
Mid Cap Growth	—	—	12,484	66,168
Mid Cap Value	6	—	29	1,164
Small-Mid Cap Growth	—	—	8,261	167,622
Small-Mid Cap Value	11	—	58	802
Small Cap Growth	3,085	—	11,172	135,902
Small Cap Value	198	—	3,691	99,267
Global Leaders	70	(5,412)	—	22,051
Global Small Cap Growth	73	—	—	2,410
International Leaders	38	(1,113)	—	9,764
International Equity	597	(83,365)	—	15,642
Institutional International Equity	—	(107,760)	—	19,850
International Growth	41,765	(758,977)	—	856,796
Institutional International Growth	16,945	—	2,150	461,989
International Small Cap Growth	—	—	22,062	165,207
Emerging Markets Leaders	—	(980)	—	5,960
Emerging Markets Growth	—	(1,870)	—	89,739
Emerging Markets Small Cap Growth	—	(5,545)	—	21,234
Bond	—	—	6	5,576
Income	—	(36,535)	—	846
Low Duration	—	(10,949)	—	(758)
Ready Reserves	—	(21)	—	—

As of December 31, 2013, the Funds have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Fund	2014	2015	2016	2017	2018	Total
Global Leaders	$—	$—	$—	$5,412	$—	$5,412
International Equity	—	—	1,379	81,926	—	83,305
Institutional International Equity	—	—	—	107,610	—	107,610
International Growth	—	—	—	758,977	—	758,977
Income	3,398	4,138	9,190	14,459	4,578	35,763
Low Duration	—	—	—	—	955	955
Ready Reserves	—	2	—	—	—	2

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

150	Annual Report	December 31, 2013

As of December 31, 2013, the Funds incurred the following capital losses which will not expire (in thousands):

Fund	Short- Term	Long- Term
International Leaders	$1,113	$—
Emerging Leaders Growth	132	—
Emerging Markets Small Cap Growth	5,537	—
Income	51	—
Low Duration	6,088	2,925
Ready Reserves	19	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, December 31, 2013. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2013.

As of December 31, 2013, the following Funds deferred, on a tax basis, qualified late year losses of:

	Qualified Late Year Losses
Fund	Ordinary Income	Short-Term Capital	Long-Term Capital
International Equity	$—	$60	$—
Institutional International Equity	34	116	—
Emerging Leaders Growth	2	846	—
Emerging Markets Growth	697	1,173	—
Emerging Markets Small Cap Growth	8	—	—
Income	—	106	615
Low Duration	—	180	801

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Advisor will monitor, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of December 31, 2013, each Fund’s outstanding repurchase agreement, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. When a Fund sells TBAs, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security.

December 31, 2013	William Blair Funds	151

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(h) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(i) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the year ended December 31, 2013, the Mid-Cap Growth Fund redeemed in-kind fund shares with a value of $110,131 (in thousands) with net realized gains of $30,057 (in thousands).

(3) Valuation

(a) Investment Valuation

The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Investments in other investment funds that are not exchange-traded funds are valued at the underlying fund’s ending net asset value on the date of valuation.

Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates fair value.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of December 31, 2013, there were securities held in the International Growth, Institutional International Growth Funds, and Emerging Markets Small Cap Growth Funds requiring fair valuation pursuant to the Trust’s Valuation Procedures.

152	Annual Report	December 31, 2013

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the year, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of December 31, 2013, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instruments, are as follows (in thousands):

Investments in securities	Growth	Large Cap Growth	Large Cap Value	Mid Cap Growth	Mid Cap Value
Level 1—Quoted prices
Common Stocks	$906,868	$46,377	$5,037	$416,409	$4,423
Level 2—Other significant observable inputs
Short-Term Investments	12,656	379	—	16,095	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$919,524	$46,756	$5,037	$432,504	$4,423

Investments in securities	Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks	$664,549	$3,223	$603,549	$401,200
Level 2—Other significant observable inputs
Short-Term Investments	35,487	32	25,528	7,041
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$700,036	$3,255	$629,077	$408,241

December 31, 2013	William Blair Funds	153

Investments in securities	Global Leaders	Global Small Cap Growth	International Leaders	International Equity	Institutional International Equity	International Growth
Level 1—Quoted prices
Common Stocks	$144,552	$16,732	$67,745	$79,180	$100,515	$4,240,402
Preferred Stock	—	—	—	—	—	18,783
Rights	—	—	—	—	—	1,148
Level 2—Other significant observable inputs
Affiliated Fund	—	—	—	—	—	25,898
Short-Term Investments	1,344	858	557	—	—	—
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—	298
Total investments in securities	$145,896	$17,590	$68,302	$79,180	$100,515	$4,286,529
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2	—	—	—	—	—	—
Transfers from Level 2 to Level 1 (a)	$30,421	—	$8,701	$60,349	$94,183	$3,148,045

Investments in securities	Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$2,408,101	$915,954	$69,676	$922,542	$156,825
Preferred Stocks	10,672	1,210	2,482	28,904	—
Rights	637	—	—	—	—
Level 2—Other significant observable inputs
Affiliated Fund	13,917	—	—	27,782	—
Short-Term Investments	10,776	8,071	—	21,079	1,926
Level 3—Significant unobservable inputs
Common Stocks	152	—	—	—	—
Total investments in securities	$2,444,255	$925,235	$72,158	$1,000,307	$158,751
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2	—	—	—	—	—
Transfers from Level 2 to Level 1 (a)	$1,694,680	$646,215	$49,021	$682,040	$18,450

Investments in securities	Bond	Income	Low Duration	Ready Reserves
Level 1—Quoted Prices
Purchased Option	$90	$45	$90	$—
Level 2—Other significant observable inputs
U.S. Government and U.S. Government Agency	109,093	62,622	131,974	34,187
Corporate Obligations	113,807	35,023	3,007	77,220
Asset-Backed Securities	9,034	7,419	37,283	—
Commercial Paper	—	—	—	983,998
Short-Term Investments	9,863	1,025	173	315,781
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$241,887	$106,134	$172,527	$1,411,186
Other financial instruments
Liabilities
Level 2—Other significant observable inputs
U.S. Government and U.S. Government Agency	$—	$—	$(5,230)	$—

(a)	Fair valuation estimates were obtained from the Funds’ pricing vendor and applied to certain foreign securities at December 31, 2012, but not at December 31, 2013.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures

154	Annual Report	December 31, 2013

adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. Level 3 securities represented 0.01%, 0.01%, and 0.00% as a percentage of net assets in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at December 31, 2013 is included in the change in net unrealized appreciation (depreciation) of investments on the Statements of Operations.

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Fund pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.80%
Large Cap Value	0.80%
Mid Cap Growth	0.95%
Mid Cap Value	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Global Equity Funds
Global Leaders	1.00%
Global Small Cap Growth	1.00%

Fixed-Income Funds
Bond	0.30%
Income*:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Money Market Fund
Ready Reserves:
First $250 million	0.275%
Next $250 million	0.25%
Next $2 billion	0.225%
In excess of $2.5 billion	0.20%

*Management fee also includes a charge of 5% of gross income.

International Equity Funds
International Leaders	0.95%
International Equity:
First $250 million	1.10%
In excess of $250 million	1.00%
Institutional International Equity:
First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%
International Growth:
First $250 million	1.10%
Next $4.75 billion	1.00%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

December 31, 2013	William Blair Funds	155

Some of the Funds have also entered into an amended and restated Expense Limitation Agreement with the Advisor. Under the terms of the agreement, the Advisor will waive its management fee and/or reimburse the Fund for expenses in excess of the agreed upon rate. The amount the Advisor owes a Fund as of the reporting date is recorded as Receivable from Advisor on the Statements of Assets and Liabilities. The Advisor reimburses the Funds on a monthly basis. Under the terms of the agreement, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through October 31, 2014, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N				Class I				Institutional Class
Fund	Effective May 1, 2013 through October 31, 2014		Effective May 1, 2012 through April 30, 2013		Effective May 1, 2013 through October 31, 2014		Effective May 1, 2012 through April 30, 2013		Effective May 1, 2013 through October 31, 2014		Effective May 1, 2012 through April 30, 2013
Growth	N/A		N/A		N/A		N/A		N/A		N/A
Large Cap Growth	1.20%		1.20%		0.95%		0.95%		N/A		N/A
Large Cap Value	1.20%		1.20%		0.95%		0.95%		N/A		N/A
Mid Cap Growth	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Mid Cap Value	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Small-Mid Cap Growth	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Small-Mid Cap Value	1.40%		1.40%		1.15%		1.15%		N/A		N/A
Small Cap Growth	1.50%		1.50%		1.25%		1.25%		N/A		N/A
Small Cap Value	1.50%		1.45%		1.25%		1.20%		N/A		N/A
Global Leaders	1.50%		1.50%		1.25%		1.25%		1.10%		1.10%
Global Small Cap Growth	1.65	%(b)	N/A		1.40	%(b)	N/A		1.25	%(b)	N/A
International Leaders	1.45%		1.45	%(a)	1.20%		1.20	%(a)	1.05%		1.05	%(a)
International Equity	1.45%		1.45%		1.20%		1.20%		N/A		N/A
Institutional International Equity	N/A		N/A		N/A		N/A		1.10%		1.10%
International Growth	1.45%		1.45%		1.20%		1.20%		N/A		N/A
Institutional International Growth	N/A		N/A		N/A		N/A		N/A		N/A
International Small Cap Growth	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Emerging Markets Leaders	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Emerging Markets Growth	1.70%		1.70%		1.45%		1.45%		1.30%		1.30%
Emerging Markets Small Cap Growth	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Bond	0.65%		0.65%		0.50%		0.50%		0.35%		0.35%
Income	0.85%		0.85%		0.70%		0.70%		N/A		N/A
Low Duration	0.70%		0.70%		0.55%		0.55%		0.40%		0.40%
Ready Reserves	N/A		N/A		N/A		N/A		N/A		N/A

(a)	Effective August 16, 2012 through October 31, 2014.
(b)	Effective April 10, 2013 through October 31, 2014.

The Advisor has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Fund in order to maintain a minimum yield given the current interest rate environment.

For a period of three years subsequent to a Fund’s commencement of operations, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amounts available for reimbursement at December 31, 2013 were as follows (in thousands):

Available for
Fund	Reimbursement
Large Cap Value	$215
Small-Mid Cap Value	219
Global Small Cap Growth	75
International Leaders	173
Emerging Markets Small Cap Growth	570

156	Annual Report	December 31, 2013

For the year ended December 31, 2013, the fee waivers and/or reimbursements for each Fund were as follows (in thousands):

Fund	Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	43	7	11	61
Large Cap Value	82	2	1	85
Mid Cap Growth	—	34	197	231
Mid Cap Value	83	—	—	83
Small-Mid Cap Growth	—	63	—	63
Small-Mid Cap Value	91	—	—	91
Small Cap Growth	—	113	72	185
Small Cap Value	—	26	45	71
Global Leaders	52	5	25	82
Global Small Cap Growth	75	—	—	75
International Leaders	116	—	—	116
International Equity	59	5	93	157
Institutional International Equity	23	—	—	23
International Growth	—	—	—	—
Institutional International Growth	—	—	—	—
International Small Cap Growth	—	—	—	—
Emerging Markets Leaders	114	—	6	120
Emerging Markets Growth	—	—	—	—
Emerging Markets Small Cap Growth	297	17	3	317
Bond	110	30	63	203
Income	69	72	13	154
Low Duration	—	1	10	11
Ready Reserves	7,023	—	—	7,023

(b) Underwriting, Distribution Services and Service Agreements

Each Fund, except the Institutional International Growth Fund, Institutional International Equity Fund, and Ready Reserves Fund, has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Income, Bond and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Ready Reserves Fund has entered into a Service Agreement with the Advisor under which the Advisor agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average daily net assets attributable to Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA, Financial Industry Regulatory Authority) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund.

The Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond and Low Duration Funds have a Shareholder Administration Agreement with William Blair to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended December 31, 2013, the following fees were incurred (in thousands):

December 31, 2013	William Blair Funds	157

Fund	Class N	Class I	Total
Global Leaders	$9	$75	$84
Global Small Cap Growth	—	14	14
International Leaders	—	17	17
International Small Cap Growth	24	641	665
Emerging Markets Leaders	1	46	47
Emerging Markets Growth	23	225	248
Emerging Markets Small Cap Growth	11	50	61
Bond	34	245	279
Low Duration	15	247	262

(5) Investment Transactions

Investment transactions, excluding money market instruments and repurchase agreements for the year ended December 31, 2013, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$423,736	$(472,806)
Large Cap Growth	24,458	(16,111)
Large Cap Value	3,378	(3,282)
Mid Cap Growth	372,583	(432,649)
Mid Cap Value	1,765	(2,611)
Small-Mid Cap Growth	365,580	(267,348)
Small-Mid Cap Value	1,756	(1,787)
Small Cap Growth	454,694	(448,464)
Small Cap Value	223,472	(158,572)
Global Leaders	137,474	(78,923)
Global Small Cap Growth	24,874	(11,080)
International Leaders	87,793	(38,862)
International Equity	64,992	(68,334)
Institutional International Equity	79,626	(104,384)
International Growth	3,833,718	(3,793,338)
Institutional International Growth	2,205,875	(2,059,340)
International Small Cap Growth	906,577	(870,088)
Emerging Markets Leaders	93,475	(88,991)
Emerging Markets Growth	1,159,909	(1,120,801)
Emerging Markets Small Cap Growth	243,938	(127,170)
Bond	106,035	(153,353)
Income	50,527	(79,714)
Low Duration	142,426	(226,264)

(6) Financial Derivative Instruments

The Funds may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus.

Derivative transactions carry counterparty risk as they are based on contracts between the Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Forward Foreign Currency Contracts

The Global Equity and International Equity Funds from time to time may enter into forward foreign currency contracts with the Funds’ custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. When entering into a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Funds’ net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and

158	Annual Report	December 31, 2013

the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statements of Assets and Liabilities. The Funds bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

Options

The purchase or sale of an option by the Funds involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). Purchased options are shown as an asset on the Statements of Assets and Liabilities and are included in Investments in securities.

The following table presents the value of financial derivative instruments, by primary risk exposure, as of December 31, 2013 and their respective location on the Statements of Assets and Liabilities:

		Assets		Liabilities
		Statement of Assets		Statement of Assets
Fund	Risk	and Liabilities Location	Value	and Liabilities Location	Value
Bond	Interest rate	Investments in securities	$90	Investments in securities	$—
Income	Interest rate	Investments in securities	45	Investments in securities	—
Low Duration	Interest rate	Investments in securities	90	Investments in securities	—

There were no open forward foreign currency contracts as of December 31, 2013.

The following table presents the effect of derivatives, by primary risk exposure, on the Statements of Operations for the year ended December 31, 2013:

Fund	Risk	Statement of Operations Location	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Average Monthly Activity (a)
International Leaders	Foreign currency	Forward foreign currency contracts	$(175)	$—	$4,788
International Growth	Foreign currency	Forward foreign currency contracts	1,614	—	629,612
Institutional International Growth	Foreign currency	Forward foreign currency contracts	908	—	339,248
International Small Cap Growth	Foreign currency	Forward foreign currency contracts	(1,393)	—	44,157
Emerging Markets Leaders	Foreign currency	Forward foreign currency contracts	(15)	—	225
Emerging Markets Growth	Foreign currency	Forward foreign currency contracts	(272)	—	3,920
Bond	Interest rate	Options	—	(31)	(b	)
Income	Interest rate	Options	—	(15)	(b	)
Low Duration	Interest rate	Options	—	(31)	(b	)

(a)	The average monthly activity for forward foreign currency contracts represents the average notional volume (in thousands) outstanding at each month end.
(b)	The purchased options as of December 31, 2013, as disclosed in the Portfolios of Investments, are each Fund’s only option trading activity during the year ended December 31, 2013.

December 31, 2013	William Blair Funds	159

(7) Fund Share Transactions

The following tables summarizes the activity in capital shares of each fund for the year ended December 31, 2013 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$32,046	$25,781	$69,760	$(11,933)	2,330	1,788	5,007	(889)
Large Cap Growth	1,479	473	590	1,362	161	48	64	145
Large Cap Value	1,156	164	1,346	(26)	89	12	107	(6)
Mid Cap Growth	12,598	2,490	22,921	(7,833)	876	168	1,527	(483)
Mid Cap Value	124	23	16	131	10	2	2	10
Small-Mid Cap Growth	43,420	4,482	31,843	16,059	2,394	244	1,701	937
Small-Mid Cap Value	116	12	106	22	8	1	8	1
Small Cap Growth	62,699	35,881	49,972	48,608	1,994	1,243	1,697	1,540
Small Cap Value	17,875	3,744	15,623	5,996	1,055	218	991	282
Global Leaders	1,886	8	1,789	105	186	1	177	10
Global Small Cap Growth (a)	400	5	257	148	38	1	22	17
International Leaders	38	1	455	(416)	3	—	41	(38)
International Equity	414	34	2,522	(2,074)	31	3	201	(167)
International Growth	221,020	15,265	304,157	(67,872)	9,253	598	12,532	(2,681)
International Small Cap Growth	4,200	876	3,714	1,362	277	56	254	79
Emerging Markets Leaders	11,199	5	174	11,030	207	—	19	188
Emerging Markets Growth	904	216	3,904	(2,784)	68	17	299	(214)
Emerging Markets Small Cap Growth	15,380	2	9,393	5,989	1,062	—	678	384
Bond	5,636	971	26,429	(19,822)	507	89	2,434	(1,838)
Income	22,343	1,685	48,389	(24,361)	2,370	181	5,198	(2,647)
Low Duration	4,501	92	10,313	(5,720)	461	9	1,069	(599)
Ready Reserves	851,400	134	955,015	(103,481)	851,398	136	955,015	(103,481)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$84,282	$47,875	$91,319	$40,838	5,865	3,154	6,177	2,842
Large Cap Growth	10,681	2,150	2,483	10,348	1,065	214	255	1,024
Large Cap Value	1,671	371	1,376	666	126	28	108	46
Mid Cap Growth	124,349	31,354	172,731	(17,028)	8,446	2,063	11,250	(741)
Mid Cap Value	124	385	1,033	(524)	9	29	79	(41)
Small-Mid Cap Growth	223,592	37,483	111,035	150,040	12,205	1,986	6,274	7,917
Small-Mid Cap Value	197	73	11	259	15	5	1	19
Small Cap Growth	111,824	64,524	104,039	72,309	3,479	2,123	3,256	2,346
Small Cap Value	118,186	21,340	47,452	92,074	7,077	1,219	2,822	5,474
Global Leaders	5,165	193	6,960	(1,602)	513	17	669	(139)
Global Small Cap Growth (a)	15,017	238	461	14,794	1,434	20	38	1,416
International Leaders	7,955	195	2,516	5,634	712	16	210	518
International Equity	7,026	743	9,123	(1,354)	547	53	684	(84)
International Growth	485,084	34,191	469,220	50,055	19,777	1,310	18,884	2,203
International Small Cap Growth	106,880	20,890	51,427	76,343	6,920	1,322	3,375	4,867
Emerging Markets Leaders	11,592	70	2,598	9,064	1,294	8	295	1,007
Emerging Markets Growth	21,934	2,843	15,774	9,003	1,641	217	1,184	674
Emerging Markets Small Cap Growth	51,250	58	6,461	44,847	3,623	4	460	3,167
Bond	37,656	5,684	59,910	(16,570)	3,464	529	5,552	(1,559)
Income	29,478	1,767	36,611	(5,366)	3,188	191	3,972	(593)
Low Duration	81,230	2,882	113,372	(29,260)	8,362	300	11,786	(3,124)

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.

160	Annual Report	December 31, 2013

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$74,297	$350	$15,521	$59,126	7,343	32	1,439	5,936
International Leaders	46,097	348	1,137	45,308	4,087	29	99	4,017
Institutional International Equity	3,200	1,959	29,745	(24,586)	292	159	2,651	(2,200)
Institutional International Growth	413,943	38,132	327,353	124,722	25,757	2,259	20,396	7,620
International Small Cap Growth	36,109	22,330	60,352	(1,913)	2,335	1,406	4,004	(263)
Emerging Markets Leaders	1,891	162	17,847	(15,794)	1,250	18	1,954	(686)
Emerging Markets Growth	262,198	17,128	226,015	53,311	19,076	1,297	17,504	2,869
Emerging Markets Small Cap Growth	84,727	224	17,648	67,303	6,093	15	1,226	4,882
Bond	19,063	3,485	20,817	1,731	1,789	325	1,920	194
Low Duration	3,419	2,773	74,654	(68,462)	353	287	7,803	(7,163)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$116,328	$73,656	$161,079	$28,905	8,195	4,942	11,184	1,953
Large Cap Growth	12,160	2,623	3,073	11,710	1,226	262	319	1,169
Large Cap Value	2,827	535	2,722	640	215	40	215	40
Mid Cap Growth	136,947	33,844	195,652	(24,861)	9,322	2,231	12,777	(1,224)
Mid Cap Value	248	408	1,049	(393)	19	31	81	(31)
Small-Mid Cap Growth	267,012	41,965	142,878	166,099	14,599	2,230	7,975	8,854
Small-Mid Cap Value	313	85	117	281	23	6	9	20
Small Cap Growth	174,523	100,405	154,011	120,917	5,473	3,366	4,953	3,886
Small Cap Value	136,061	25,084	63,075	98,070	8,132	1,437	3,813	5,756
Global Leaders	81,348	551	24,270	57,629	8,042	50	2,285	5,807
Global Small Cap Growth (a)	15,417	243	718	14,942	1,472	21	60	1,433
International Leaders	54,090	544	4,108	50,526	4,802	45	350	4,497
International Equity	7,440	777	11,645	(3,428)	578	56	885	(251)
Institutional International Equity	3,200	1,959	29,745	(24,586)	292	159	2,651	(2,200)
International Growth	706,104	49,456	773,377	(17,817)	29,030	1,908	31,416	(478)
Institutional International Growth	413,943	38,132	327,353	124,722	25,757	2,259	20,396	7,620
International Small Cap Growth	147,189	44,096	115,493	75,792	9,532	2,784	7,633	4,683
Emerging Markets Leaders	24,682	237	20,619	4,300	2,751	26	2,268	509
Emerging Markets Growth	285,036	20,187	245,693	59,530	20,785	1,531	18,987	3,329
Emerging Markets Small Cap Growth	151,357	284	33,502	118,139	10,778	19	2,364	8,433
Bond	62,355	10,140	107,156	(34,661)	5,760	943	9,906	(3,203)
Income	51,821	3,452	85,000	(29,727)	5,558	372	9,170	(3,240)
Low Duration	89,150	5,747	198,339	(103,442)	9,176	596	20,658	(10,886)
Ready Reserves	851,400	134	955,015	(103,481)	851,398	136	955,015	(103,481)

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.

December 31, 2013	William Blair Funds	161

The following tables summarizes the activity in capital shares of each Fund for the year ended December 31, 2012 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$78,696	$7,021	$66,403	$19,314	6,511	581	5,556	1,536
Large Cap Growth	910	—	679	231	117	—	88	29
Large Cap Value	247	2	—	249	23	—	—	23
Mid Cap Growth	23,163	883	15,631	8,415	1,835	70	1,251	654
Mid Cap Value	27	4	16	15	2	—	1	1
Small-Mid Cap Growth	21,591	1,057	18,344	4,304	1,549	74	1,290	333
Small-Mid Cap Value	22	1	2	21	2	—	—	2
Small Cap Growth	11,395	558	114,495	(102,542)	507	24	5,073	(4,542)
Small Cap Value	13,727	412	20,304	(6,165)	1,057	30	1,543	(456)
Global Leaders	2,165	14	1,342	837	237	1	150	88
International Leaders (a)	501	—	—	501	50	—	—	50
International Equity	230	172	2,397	(1,995)	20	14	207	(173)
International Growth	201,960	36,834	478,336	(239,542)	9,747	1,647	23,161	(11,767)
International Small Cap Growth	1,764	249	8,879	(6,866)	140	19	734	(575)
Emerging Markets Leaders	182	1	10	173	22	—	1	21
Emerging Markets Growth	439	71	4,491	(3,981)	35	5	358	(318)
Emerging Markets Small Cap Growth	3,152	12	1,607	1,557	261	1	134	128
Bond	29,217	1,107	6,469	23,855	2,628	99	579	2,148
Income	46,878	1,690	25,694	22,874	4,948	178	2,712	2,414
Low Duration	13,181	97	8,314	4,964	1,337	10	843	504
Ready Reserves	867,610	131	624,157	243,584	867,610	131	624,157	243,584

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$99,399	$12,799	$51,187	$61,011	7,918	1,014	4,123	4,809
Large Cap Growth	3,057	—	4,361	(1,304)	382	—	550	(168)
Large Cap Value	710	13	—	723	63	1	—	64
Mid Cap Growth	250,069	7,459	56,818	200,710	19,576	576	4,392	15,760
Mid Cap Value	276	154	1,296	(866)	24	14	113	(75)
Small-Mid Cap Growth	166,456	8,330	66,523	108,263	11,543	570	4,593	7,520
Small-Mid Cap Value	50	19	28	41	5	2	3	4
Small Cap Growth	82,018	1,069	223,185	(140,098)	3,541	44	9,629	(6,044)
Small Cap Value	33,914	2,338	51,694	(15,442)	2,556	169	3,881	(1,156)
Global Leaders	14,574	220	14,834	(40)	1,589	24	1,585	28
International Leaders (a)	4,042	6	—	4,048	401	—	—	401
International Equity	3,058	1,773	17,485	(12,654)	266	146	1,569	(1,157)
International Growth	471,066	66,346	477,179	60,233	22,026	2,899	22,367	2,558
International Small Cap Growth	70,906	6,537	146,425	(68,982)	5,547	483	11,369	(5,339)
Emerging Markets Leaders	5,784	109	6,173	(280)	702	12	745	(31)
Emerging Markets Growth	14,379	863	19,348	(4,106)	1,140	64	1,558	(354)
Emerging Markets Small Cap Growth	6,883	40	1,571	5,352	568	3	129	442
Bond	30,744	5,895	23,329	13,310	2,776	531	2,114	1,193
Income	24,370	1,977	22,415	3,932	2,595	210	2,382	423
Low Duration	106,781	1,897	34,142	74,536	10,837	192	3,465	7,564

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.

162	Annual Report	December 31, 2013

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$16,024	$—	$—	$16,024	1,690	—	—	1,690
International Leaders (a)	5,000	10	—	5,010	488	1	—	489
Institutional International Equity	9,705	1,482	30,509	(19,322)	987	137	3,013	(1,889)
Institutional International Growth	283,364	58,949	226,632	115,681	20,453	3,970	16,310	8,113
International Small Cap Growth	49,414	7,704	106,290	(49,172)	3,936	567	8,279	(3,776)
Emerging Markets Leaders	23,757	303	13,122	10,938	2,826	33	1,581	1,278
Emerging Markets Growth	245,923	7,240	259,995	(6,832)	19,326	537	20,495	(632)
Emerging Markets Small Cap Growth	15,000	—	—	15,000	1,173	—	—	1,173
Bond	22,458	3,214	6,675	18,997	2,035	290	604	1,721
Low Duration	71,039	2,281	22,867	50,453	7,207	231	2,321	5,117

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$178,095	$19,820	$117,590	$80,325	14,429	1,595	9,679	6,345
Large Cap Growth	3,967	—	5,040	(1,073)	499	—	638	(139)
Large Cap Value	957	15	—	972	86	1	—	87
Mid Cap Growth	273,232	8,342	72,449	209,125	21,411	646	5,643	16,414
Mid Cap Value	303	158	1,312	(851)	26	14	114	(74)
Small-Mid Cap Growth	188,047	9,387	84,867	112,567	13,092	644	5,883	7,853
Small-Mid Cap Value	72	20	30	62	7	2	3	6
Small Cap Growth	93,413	1,627	337,680	(242,640)	4,048	68	14,702	(10,586)
Small Cap Value	47,641	2,750	71,998	(21,607)	3,613	199	5,424	(1,612)
Global Leaders	32,763	234	16,176	16,821	3,516	25	1,735	1,806
International Leaders (a)	9,543	16	—	9,559	939	1	—	940
International Equity	3,288	1,945	19,882	(14,649)	286	160	1,776	(1,330)
Institutional International Equity	9,705	1,482	30,509	(19,322)	987	137	3,013	(1,889)
International Growth	673,026	103,180	955,515	(179,309)	31,773	4,546	45,528	(9,209)
Institutional International Growth	283,364	58,949	226,632	115,681	20,453	3,970	16,310	8,113
International Small Cap Growth	122,084	14,490	261,594	(125,020)	9,623	1,069	20,382	(9,690)
Emerging Markets Leaders	29,723	413	19,305	10,831	3,550	45	2,327	1,268
Emerging Markets Growth	260,741	8,174	283,834	(14,919)	20,501	606	22,411	(1,304)
Emerging Markets Small Cap Growth	25,035	52	3,178	21,909	2,002	4	263	1,743
Bond	82,419	10,216	36,473	56,162	7,439	920	3,297	5,062
Income	71,248	3,667	48,109	26,806	7,543	388	5,094	2,837
Low Duration	191,001	4,275	65,323	129,953	19,381	433	6,629	13,185
Ready Reserves	867,610	131	624,157	243,584	867,610	131	624,157	243,584

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.

(8) OCWEN Settlement

On July 22, 2013, the William Blair Income Fund (the “Fund”) was named as a defendant in the case entitled OCWEN Loan Servicing, LLC, et al. v. State Street Bank, et al., No. 13-104 (JGK) (S.D.N.Y filed January 4, 2013). The total amount of the claim was $495 (in thousands). The Fund reached a settlement with OCWEN which is recorded as a realized loss in the Statement of Operations. The settlement amount was immaterial to the Fund. Legal expenses incurred related to this action are recorded in Professional fees in the Statement of Operations.

(9) Subsequent Event

On January 6, 2014, an investor in the Institutional International Equity Fund (the “Fund”) redeemed a significant amount from the Fund. The Advisor does not believe the redemption will impact the Fund’s ability to continue operations.

December 31, 2013	William Blair Funds	163

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.05	$10.73	$11.28	$9.89	$7.12
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.01)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	4.25	1.69	(0.19)	1.40	2.79
Total from investment operations	4.18	1.68	(0.23)	1.39	2.77
Less distributions from:
Net investment income	—	0.00 ^	—	—	—
Net realized gain	1.44	0.36	0.32	—	—
Total distributions	1.44	0.36	0.32	—	—
Net asset value, end of year	$14.79	$12.05	$10.73	$11.28	$9.89
Total return (%)	35.00	15.67	(1.93)	14.05	38.90
Ratios to average daily net assets (%):
Expenses	1.19	1.20	1.21	1.16	1.23
Net investment income (loss)	(0.51)	(0.06)	(0.37)	(0.13)	(0.20)
Net assets at end of year (in thousands)	$291,326	$248,121	$204,476	$198,622	$153,987
Portfolio turnover rate (%)	52	73	59	66	67

	Class I
	Years Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$12.58	$11.18	$11.71	$10.24		$7.35
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.04	0.00 ^	0.02		0.01
Net realized and unrealized gain (loss) on investments	4.45	1.75	(0.20)	1.45		2.88
Total from investment operations	4.42	1.79	(0.20)	1.47		2.89
Less distributions from:
Net investment income	0.00 ^	0.03	0.01	0.00	^	0.00	^
Net realized gain	1.44	0.36	0.32	—		—
Total distributions	1.44	0.39	0.33	0.00	^	0.00	^
Net asset value, end of year	$15.56	$12.58	$11.18	$11.71		$10.24
Total return (%)	35.43	16.03	(1.60)	14.36		39.34
Ratios to average daily net assets (%):
Expenses	0.85	0.89	0.86	0.84		0.89
Net investment income (loss)	(0.17)	0.30	(0.03)	0.20		0.14
Net assets at end of year (in thousands)	$623,225	$468,124	$362,266	$376,991		$265,533
Portfolio turnover rate (%)	52	73	59	66		67

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

164	Annual Report	December 31, 2013

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.14	$6.88	$7.14	$6.16	$4.68
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)	(0.01)	(0.00)^	(0.01)
Net realized and unrealized gain (loss) on investments	2.70	1.28	(0.25)	0.98	1.49
Total from investment operations	2.67	1.26	(0.26)	0.98	1.48
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.78	—	—	—	—
Total distributions	0.78	—	—	—	—
Net asset value, end of year	$10.03	$8.14	$6.88	$7.14	$6.16
Total return (%)	33.00	18.31	(3.64)	15.91	31.62
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.21	1.23
Expenses, before waivers and reimbursements	1.46	1.57	1.51	1.53	2.28
Net investment income (loss), net of waivers and reimbursements	(0.36)	(0.21)	(0.13)	(0.08)	(0.13)
Net investment income (loss), before waivers and reimbursements	(0.62)	(0.58)	(0.44)	(0.40)	(1.18)
Net assets at end of year (in thousands)	$6,678	$4,238	$3,387	$7,135	$5,952
Portfolio turnover rate (%)	48	50	67	54	88

	Class I
	Years Ended December 31,
	2013	2012		2011	2010	2009
Net asset value, beginning of year	$8.35	$7.03		$7.30	$6.30	$4.77
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.00	^	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	2.77	1.32		(0.27)	1.00	1.52
Total from investment operations	2.76	1.32		(0.26)	1.01	1.53
Less distributions from:
Net investment income	—	—		0.01	0.01	0.00	^
Net realized gain	0.78	—		—	—	—
Total distributions	0.78	—		0.01	0.01	0.00	^
Net asset value, end of year	$10.33	$8.35		$7.03	$7.30	$6.30
Total return (%)	33.24	18.78		(3.54)	16.03	32.17
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.95	0.95		0.95	0.96	0.98
Expenses, before waivers and reimbursements	1.11	1.23		1.16	1.16	1.26
Net investment income (loss), net of waivers and reimbursements	(0.11)	0.03		0.11	0.16	0.12
Net investment income (loss), before waivers and reimbursements	(0.27)	(0.25)		(0.10)	(0.04)	(0.16)
Net assets at end of year (in thousands)	$40,513	$24,175		$21,562	$24,900	$24,359
Portfolio turnover rate (%)	48	50		67	54	88

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	165

Financial Highlights

Large Cap Value Fund

	Class N
	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.54	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments	3.70	1.57	(0.05)
Total from investment operations	3.79	1.68	(0.02)
Less distributions from:
Net investment income	0.08	0.09	0.03
Net realized gain	1.56	—	0.00 ^
Total distributions	1.64	0.09	0.03
Net asset value, end of year	$13.69	$11.54	$9.95
Total return (%)*	33.23	16.92	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20
Expenses, before waivers and reimbursements	3.44	4.25	7.83
Net investment income (loss), net of waivers and reimbursements	0.64	0.96	1.41
Net investment income (loss), before waivers and reimbursements	(1.60)	(2.09)	(5.22)
Net assets at end of year (in thousands)	$1,604	$1,416	$998
Portfolio turnover rate (%)*	83	20	5

	Class I
	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.55	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.14	0.03
Net realized and unrealized gain (loss) on investments	3.70	1.58	(0.05)
Total from investment operations	3.82	1.72	(0.02)
Less distributions from:
Net investment income	0.11	0.12	0.03
Net realized gain	1.56	—	0.00 ^
Total distributions	1.67	0.12	0.03
Net asset value, end of year	$13.70	$11.55	$9.95
Total return (%)*	33.47	17.28	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.95	0.95
Expenses, before waivers and reimbursements	3.06	4.06	7.58
Net investment income (loss), net of waivers and reimbursements	0.90	1.22	1.66
Net investment income (loss), before waivers and reimbursements	(1.21)	(1.89)	(4.97)
Net assets at end of year (in thousands)	$3,503	$2,429	$1,455
Portfolio turnover rate (%)*	83	20	5

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Annual Report	December 31, 2013

Financial Highlights

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.65	$11.66	$12.50	$10.08	$7.41
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.02)	(0.08)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	3.74	1.29	0.25	2.47	2.71
Total from investment operations	3.61	1.27	0.17	2.42	2.67
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.05	0.28	1.01	—	—
Total distributions	1.05	0.28	1.01	—	—
Net asset value, end of year	$15.21	$12.65	$11.66	$12.50	$10.08
Total return (%)	28.77	10.90	1.65	24.01	36.03
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.36
Expenses, before waivers and reimbursements	1.42	1.42	1.43	1.42	2.13
Net investment income (loss), net of waivers and reimbursements	(0.90)	(0.15)	(0.65)	(0.42)	(0.51)
Net investment income (loss), before waivers and reimbursements	(0.97)	(0.22)	(0.73)	(0.49)	(1.28)
Net assets at end of year (in thousands)	$41,849	$40,940	$30,093	$13,802	$10,379
Portfolio turnover rate (%)	83	62	70	73	87

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.91	$11.87	$12.68	$10.20	$7.48
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	0.03	(0.05)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	3.82	1.31	0.25	2.50	2.74
Total from investment operations	3.72	1.34	0.20	2.48	2.72
Less distributions from:
Net investment income	—	0.02	—	—	—
Net realized gain	1.05	0.28	1.01	—	—
Total distributions	1.05	0.30	1.01	—	—
Net asset value, end of year	$15.58	$12.91	$11.87	$12.68	$10.20
Total return (%)	29.04	11.30	1.86	24.31	36.36
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.07	1.10	1.10	1.11
Expenses, before waivers and reimbursements	1.15	1.07	1.13	1.15	1.28
Net investment income (loss), net of waivers and reimbursements	(0.65)	0.19	(0.42)	(0.14)	(0.26)
Net investment income (loss), before waivers and reimbursements	(0.70)	0.19	(0.45)	(0.19)	(0.43)
Net assets at end of year (in thousands)	$385,779	$329,295	$115,661	$87,446	$60,455
Portfolio turnover rate (%)	83	62	70	73	87

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	167

Financial Highlights

Mid Cap Value Fund

	Class N
	Periods Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of year	$11.39	$10.48	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08	0.12	0.09
Net realized and unrealized gain (loss) on investments	3.50	1.34	(0.17)	0.74
Total from investment operations	3.55	1.42	(0.05)	0.83
Less distributions from:
Net investment income	0.06	0.08	0.09	0.06
Net realized gain	1.49	0.43	0.13	0.02
Total distributions	1.55	0.51	0.22	0.08
Net asset value, end of year	$13.39	$11.39	$10.48	$10.75
Total return (%)*	31.46	13.54	(0.34)	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	3.37	3.40	3.85	5.09
Net investment income (loss), net of waivers and reimbursements	0.36	0.70	1.15	0.92
Net investment income (loss), before waivers and reimbursements	(1.66)	(1.35)	(1.35)	(2.82)
Net assets at end of year (in thousands)	$232	$79	$58	$4
Portfolio turnover rate (%)*	42	63	69	35

	Class I
	Periods Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of year	$11.39	$10.48	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	3.51	1.35	(0.17)	0.75
Total from investment operations	3.59	1.45	(0.04)	0.86
Less distributions from:
Net investment income	0.09	0.11	0.11	0.08
Net realized gain	1.49	0.43	0.13	0.02
Total distributions	1.58	0.54	0.24	0.10
Net asset value, end of year	$13.40	$11.39	$10.48	$10.76
Total return (%)*	31.82	13.77	(0.25)	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	3.04	3.13	3.60	4.92
Net investment income (loss), net of waivers and reimbursements	0.59	0.92	1.20	1.10
Net investment income (loss), before waivers and reimbursements	(1.35)	(1.11)	(1.30)	(2.72)
Net assets at end of year (in thousands)	$4,225	$4,058	$4,515	$3,389
Portfolio turnover rate (%)*	42	63	69	35

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Annual Report	December 31, 2013

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.21	$13.00	$14.40	$11.73	$8.16
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	0.02	(0.11)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	6.01	1.57	0.03	2.76	3.63
Total from investment operations	5.86	1.59	(0.08)	2.67	3.57
Less distributions from:
Net investment income	—	0.02	—	—	—
Net realized gain	1.27	0.36	1.32	—	—
Total distributions	1.27	0.38	1.32	—	—
Net asset value, end of year	$18.80	$14.21	$13.00	$14.40	$11.73
Total return (%)	41.49	12.20	(0.27)	22.76	43.75
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.36
Expenses, before waivers and reimbursements	1.46	1.47	1.46	1.46	1.49
Net investment income (loss), net of waivers and reimbursements	(0.88)	0.16	(0.77)	(0.76)	(0.60)
Net investment income (loss), before waivers and reimbursements	(0.99)	0.04	(0.88)	(0.87)	(0.73)
Net assets at end of year (in thousands)	$73,207	$42,015	$34,123	$26,876	$23,576
Portfolio turnover rate (%)	53	82	76	93	112

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.55	$13.32	$14.68	$11.93	$8.27
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	0.07	(0.08)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	6.17	1.58	0.04	2.81	3.69
Total from investment operations	6.06	1.65	(0.04)	2.75	3.66
Less distributions from:
Net investment income	—	0.06	—	—	0.00 ^
Net realized gain	1.27	0.36	1.32	—	—
Total distributions	1.27	0.42	1.32	—	0.00 ^
Net asset value, end of year	$19.34	$14.55	$13.32	$14.68	$11.93
Total return (%)	41.89	12.36	0.01	23.05	44.26
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.11
Expenses, before waivers and reimbursements	1.10	1.20	1.12	1.11	1.18
Net investment income (loss), net of waivers and reimbursements	(0.62)	0.48	(0.54)	(0.50)	(0.33)
Net investment income (loss), before waivers and reimbursements	(0.62)	0.38	(0.56)	(0.51)	(0.40)
Net assets at end of year (in thousands)	$617,374	$349,345	$219,474	$181,189	$123,252
Portfolio turnover rate (%)	53	82	76	93	112

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	169

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.10	0.00	^
Net realized and unrealized gain (loss) on investments	4.06	1.15	0.45
Total from investment operations	4.06	1.25	0.45
Less distributions from:
Net investment income	—	0.09	—
Net realized gain	1.24	0.32	—
Total distributions	1.24	0.41	—
Net asset value, end of year	$14.11	$11.29	$10.45
Total return (%)*	36.29	11.95	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40
Expenses, before waivers and reimbursements	4.50	6.34	18.68
Net investment income (loss), net of waivers and reimbursements	(0.04)	0.87	0.53
Net investment income (loss), before waivers and reimbursements	(3.14)	(4.07)	(16.75)
Net assets at end of year (in thousands)	$1,205	$950	$860
Portfolio turnover rate (%)*	61	56	1

	Class I
	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.13	0.00	^
Net realized and unrealized gain (loss) on investments	4.07	1.15	0.45
Total from investment operations	4.10	1.28	0.45
Less distributions from:
Net investment income	0.03	0.12	—
Net realized gain	1.24	0.32	—
Total distributions	1.27	0.44	—
Net asset value, end of year	$14.12	$11.29	$10.45
Total return (%)*	36.69	12.22	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.15	1.15	1.15
Expenses, before waivers and reimbursements	4.24	5.88	18.43
Net investment income (loss), net of waivers and reimbursements	0.21	1.12	0.79
Net investment income (loss), before waivers and reimbursements	(2.88)	(3.61)	(16.49)
Net assets at end of year (in thousands)	$2,073	$1,442	$1,296
Portfolio turnover rate (%)*	61	56	1

(a)	For the period from December 15, 2011 (Comencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Annual Report	December 31, 2013

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$23.68	$20.13	$23.22	$19.99	$11.79
Income (loss) from investment operations:
Net investment income (loss)	(0.26)	(0.22)	(0.28)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments	12.52	3.87	(2.81)	3.44	8.35
Total from investment operations	12.26	3.65	(3.09)	3.23	8.20
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	5.92	0.10	—	—	—
Total distributions	5.92	0.10	—	—	—
Net asset value, end of year	$30.02	$23.68	$20.13	$23.22	$19.99
Total return (%)	52.76	18.15	(13.31)	16.16	69.55
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.57	1.59	1.59	1.52	1.55
Net investment income (loss), net of waivers and reimbursements	(0.87)	(0.96)	(1.25)	(1.03)	(0.93)
Net investment income (loss), before waivers and reimbursements	(0.94)	(1.05)	(1.34)	(1.05)	(0.98)
Net assets at end of year (in thousands)	$211,562	$130,382	$202,341	$396,767	$469,746
Portfolio turnover rate (%)	91	89	97	117	122

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$24.66	$20.91	$24.07	$20.64	$12.14
Income (loss) from investment operations:
Net investment income (loss)	(0.19)	(0.16)	(0.23)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments	13.06	4.01	(2.93)	3.59	8.61
Total from investment operations	12.87	3.85	(3.16)	3.43	8.50
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	5.92	0.10	—	—	—
Total distributions	5.92	0.10	—	—	—
Net asset value, end of year	$31.61	$24.66	$20.91	$24.07	$20.64
Total return (%)	53.13	18.43	(13.13)	16.62	70.02
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.20
Expenses, before waivers and reimbursements	1.27	1.35	1.35	1.25	1.20
Net investment income (loss), net of waivers and reimbursements	(0.63)	(0.71)	(1.00)	(0.76)	(0.63)
Net investment income (loss), before waivers and reimbursements	(0.65)	(0.81)	(1.10)	(0.76)	(0.63)
Net assets at end of year (in thousands)	$415,797	$266,431	$352,397	$494,822	$293,052
Portfolio turnover rate (%)	91	89	97	117	122

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	171

Financial Highlights

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.65	$12.26	$13.71	$10.49	$8.33
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.10	0.00 ^	0.03	0.06
Net realized and unrealized gain (loss) on investments	5.32	1.43	(0.97)	3.22	2.13
Total from investment operations	5.27	1.53	(0.97)	3.25	2.19
Less distributions from:
Net investment income	—	0.08	0.02	0.03	0.03
Net realized gain	1.29	0.06	0.46	—	—
Return of capital	—	—	0.00 ^	—	—
Total distributions	1.29	0.14	0.48	0.03	0.03
Net asset value, end of year	$17.63	$13.65	$12.26	$13.71	$10.49
Total return (%)	38.91	12.49	(6.95)	30.94	26.24
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.49	1.43	1.38	1.33	1.29
Expenses, before waivers and reimbursements	1.55	1.60	1.60	1.57	1.78
Net investment income (loss), net of waivers and reimbursements	(0.33)	0.78	(0.01)	0.25	0.68
Net investment income (loss), before waivers and reimbursements	(0.39)	0.61	(0.23)	0.01	0.19
Net assets at end of year (in thousands)	$55,464	$39,084	$40,712	$34,285	$7,745
Portfolio turnover rate (%)	51	51	65	71	62

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.88	$12.47	$13.93	$10.65	$8.45
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.14	0.03	0.05	0.08
Net realized and unrealized gain (loss) on investments	5.42	1.45	(0.98)	3.27	2.16
Total from investment operations	5.41	1.59	(0.95)	3.32	2.24
Less distributions from:
Net investment income	0.00 ^	0.12	0.03	0.04	0.04
Net realized gain	1.29	0.06	0.46	—	—
Return of capital	—	—	0.02	—	—
Total distributions	1.29	0.18	0.51	0.04	0.04
Net asset value, end of year	$18.00	$13.88	$12.47	$13.93	$10.65
Total return (%)	39.31	12.73	(6.68)	31.16	26.56
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.24	1.18	1.14	1.10	1.09
Expenses, before waivers and reimbursements	1.25	1.29	1.30	1.29	1.50
Net investment income (loss), net of waivers and reimbursements	(0.07)	1.02	0.26	0.43	0.86
Net investment income (loss), before waivers and reimbursements	(0.08)	0.91	0.10	0.24	0.45
Net assets at end of year (in thousands)	$352,832	$196,184	$190,686	$130,214	$47,114
Portfolio turnover rate (%)	51	51	65	71	62

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Annual Report	December 31, 2013

Financial Highlights

Global Leaders Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.47	$8.10	$8.40	$6.97	$4.96
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	0.03	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.96	1.37	(0.31)	1.44	2.02
Total from investment operations	1.98	1.40	(0.29)	1.43	2.01
Less distributions from:
Net investment income	0.02	0.03	0.01	—	—
Net realized gain	—	—	—	—	—
Total distributions	0.02	0.03	0.01	—	—
Net asset value, end of year	$11.43	$9.47	$8.10	$8.40	$6.97
Total return (%)	20.86	17.25	(3.47)	20.52	40.52
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.52	1.55
Expenses, before waivers and reimbursements	1.63	1.84	1.82	1.93	2.61
Net investment income (loss), net of waivers and reimbursements	0.18	0.29	0.29	(0.09)	(0.17)
Net investment income (loss), before waivers and reimbursements	0.05	(0.05)	(0.03)	(0.50)	(1.23)
Net assets at end of year (in thousands)	$6,403	$5,215	$3,740	$5,101	$4,721
Portfolio turnover rate (%)	70	73	75	96	133

	Class I
	Years Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$9.47	$8.09	$8.40	$6.96		$4.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.05	0.04	0.01		0.00	^
Net realized and unrealized gain (loss) on investments	1.95	1.38	(0.31)	1.43		2.02
Total from investment operations	1.99	1.43	(0.27)	1.44		2.02
Less distributions from:
Net investment income	0.04	0.05	0.04	0.00	^	0.00	^
Net realized gain	—	—	—	—		—
Total distributions	0.04	0.05	0.04	0.00	^	0.00	^
Net asset value, end of year	$11.42	$9.47	$8.09	$8.40		$6.96
Total return (%)	21.05	17.64	(3.26)	20.73		40.90
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.27		1.30
Expenses, before waivers and reimbursements	1.35	1.56	1.55	1.62		1.62
Net investment income (loss), net of waivers and reimbursements	0.40	0.54	0.52	0.16		0.05
Net investment income (loss), before waivers and reimbursements	0.30	0.23	0.22	(0.19)		(0.27)
Net assets at end of year (in thousands)	$53,562	$45,757	$38,834	$39,776		$33,566
Portfolio turnover rate (%)	70	73	75	96		133

(a)	Excludes $0.03, $0.00, $0.00, $0.00 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	173

Financial Highlights

Global Leaders Fund

	Institutional Class
	Periods Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	1.97	(0.03)
Total from investment operations	2.01	(0.03)
Less distributions from:
Net investment income	0.06	—
Net realized gain	—	—
Total distributions	0.06	—
Net asset value, end of year	$11.42	$9.47
Total return (%)*	21.23	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10
Expenses, before waivers and reimbursements	1.14	1.26
Net investment income (loss), net of waivers and reimbursements	0.37	(0.91)
Net investment income (loss), before waivers and reimbursements	0.33	(1.07)
Net assets at end of year (in thousands)	$87,118	$16,022
Portfolio turnover rate (%)*	70	73

(a)	For the period from December 19, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.03 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the periods 2013 and 2012, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Annual Report	December 31, 2013

Financial Highlights

Global Small Cap Growth Fund

Class N
Period Ended
December 31,
2013(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.02)
Net realized and unrealized gain (loss) on investments	2.49
Total from investment operations	2.47
Less distributions from:
Net investment income	—
Net realized gain	0.33
Total distributions	0.33
Net asset value, end of year	$12.14
Total return (%)*	24.75
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65
Expenses, before waivers and reimbursements	2.47
Net investment income (loss), net of waivers and reimbursements	(0.23)
Net investment income (loss), before waivers and reimbursements	(1.05)
Net assets at end of year (in thousands)	$203
Portfolio turnover rate (%)*	86

	Class I
	Period Ended
	December 31,
	2013(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.00	)^
Net realized and unrealized gain (loss) on investments	2.50
Total from investment operations	2.50
Less distributions from:
Net investment income	0.01
Net realized gain	0.33
Total distributions	0.34
Net asset value, end of year	$12.16
Total return (%)*	25.00
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	2.20
Net investment income (loss), net of waivers and reimbursements	0.03
Net investment income (loss), before waivers and reimbursements	(0.77)
Net assets at end of year (in thousands)	$17,222
Portfolio turnover rate (%)*	86

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.
(b)	Excludes $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for 2013.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	175

Financial Highlights

International Leaders Fund

	Class N
	Periods Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	0.00	^
Net realized and unrealized gain (loss) on investments	1.99	0.82
Total from investment operations	2.02	0.82
Less distributions from:
Net investment income	0.18	0.01
Net realized gain	—	—
Total distributions	0.18	0.01
Net asset value, end of year	$12.65	$10.81
Total return (%)*	18.75	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.45
Expenses, before waivers and reimbursements	1.73	4.98
Net investment income (loss), net of waivers and reimbursements	0.29	0.00
Net investment income (loss), before waivers and reimbursements	0.01	(3.53)
Net assets at end of year (in thousands)	$154	$542
Portfolio turnover rate (%)*	73	16

	Class I
	Periods Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.12	0.01
Net realized and unrealized gain (loss) on investments	1.94	0.82
Total from investment operations	2.06	0.83
Less distributions from:
Net investment income	0.22	0.02
Net realized gain	—	—
Total distributions	0.22	0.02
Net asset value, end of year	$12.65	$10.81
Total return (%)*	19.10	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20
Expenses, before waivers and reimbursements	1.40	4.56
Net investment income (loss), net of waivers and reimbursements	1.06	0.22
Net investment income (loss), before waivers and reimbursements	0.86	(3.14)
Net assets at end of year (in thousands)	$11,629	$4,336
Portfolio turnover rate (%)*	73	16

(a)	For the period from August 16, 2012 (Comencement of Operations) to December 31, 2012.
(b)	Excludes $0.13 and $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the periods 2013 and 2012, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Annual Report	December 31, 2013

Financial Highlights

International Leaders Fund

	Institutional Class
	Periods Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss) (b)	0.15	0.00	^
Net realized and unrealized gain (loss) on investments	1.94	0.58
Total from investment operations	2.09	0.58
Less distributions from:
Net investment income	0.24	0.02
Net realized gain	—	—
Total distributions	0.24	0.02
Net asset value, end of year	$12.65	$10.80
Total return (%)*	19.39	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.05
Expenses, before waivers and reimbursements	1.25	1.84
Net investment income (loss), net of waivers and reimbursements	1.31	0.01
Net investment income (loss), before waivers and reimbursements	1.11	(0.78)
Net assets at end of year (in thousands)	$56,991	$5,286
Portfolio turnover rate (%)*	73	16

(a)	For the period from November 2, 2012 (Comencement of Operations) to December 31, 2012.
(b)	Excludes $0.13 and $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the periods 2012 and 2013, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	177

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.05	$10.56	$12.12	$11.07	$8.35
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.11	0.13	0.06	0.09
Net realized and unrealized gain (loss) on investments	2.25	1.75	(1.69)	1.15	2.64
Total from investment operations	2.34	1.86	(1.56)	1.21	2.73
Less distributions from:
Net investment income	0.11	0.37	—	0.16	0.01
Net realized gain	—	—	—	—	—
Total distributions	0.11	0.37	—	0.16	0.01
Net asset value, end of year	$14.28	$12.05	$10.56	$12.12	$11.07
Total return (%)	19.47	17.57	(12.87)	10.92	32.69
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.65	1.71	1.60	1.66	1.59
Net investment income (loss), net of waivers and reimbursements	0.73	0.95	1.09	0.55	1.03
Net investment income (loss), before waivers and reimbursements	0.53	0.69	0.94	0.34	0.89
Net assets at end of year (in thousands)	$4,307	$5,648	$6,773	$13,733	$15,436
Portfolio turnover rate (%)	88	80	99	71	88

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.18	$10.67	$12.22	$11.16	$8.44
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.14	0.17	0.10	0.08
Net realized and unrealized gain (loss) on investments	2.26	1.77	(1.72)	1.15	2.70
Total from investment operations	2.40	1.91	(1.55)	1.25	2.78
Less distributions from:
Net investment income	0.15	0.40	—	0.19	0.06
Net realized gain	—	—	—	—	—
Total distributions	0.15	0.40	—	0.19	0.06
Net asset value, end of year	$14.43	$12.18	$10.67	$12.22	$11.16
Total return (%)	19.74	17.89	(12.68)	11.19	32.93
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.41	1.44	1.33	1.28	1.39
Net investment income (loss), net of waivers and reimbursements	1.07	1.17	1.43	0.88	0.86
Net investment income (loss), before waivers and reimbursements	0.86	0.93	1.30	0.80	0.67
Net assets at end of year (in thousands)	$75,271	$64,536	$68,884	$164,322	$282,732
Portfolio turnover rate (%)	88	80	99	71	88

(a)	Excludes $0.08, $0.01, $0.00, $0.04 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Annual Report	December 31, 2013

Financial Highlights

Institutional International Equity Fund

	Institutional Class
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.82	$9.27	$10.78	$9.84	$7.44
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.13	0.16	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.00	1.57	(1.47)	0.99	2.38
Total from investment operations	2.13	1.70	(1.31)	1.09	2.47
Less distributions from:
Net investment income	0.25	0.15	0.20	0.15	0.07
Net realized gain	—	—	—	—	—
Total distributions	0.25	0.15	0.20	0.15	0.07
Net asset value, end of year	$12.70	$10.82	$9.27	$10.78	$9.84
Total return (%)	19.78	18.31	(12.12)	11.12	33.27
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.07	1.09
Expenses, before waivers and reimbursements	1.12	1.16	1.10	1.07	1.09
Net investment income (loss), net of waivers and reimbursements	1.12	1.28	1.48	0.97	1.04
Net investment income (loss), before waivers and reimbursements	1.10	1.22	1.48	0.97	1.04
Net assets at end of year (in thousands)	$100,805	$109,690	$111,474	$291,468	$365,271
Portfolio turnover rate (%)	84	86	91	73	78

(a)	Excludes $0.06, $0.01, $0.00, $0.04 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	179

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$22.43	$18.68	$21.85	$18.55	$13.12
Income (loss) from investment operations:
Net investment income (loss) (a)	0.27	0.26	0.26	0.14	0.07
Net realized and unrealized gain (loss) on investments	3.89	4.16	(3.43)	3.58	5.47
Total from investment operations	4.16	4.42	(3.17)	3.72	5.54
Less distributions from:
Net investment income	0.29	0.67	—	0.42	0.11
Net realized gain	—	—	—	—	—
Total distributions	0.29	0.67	—	0.42	0.11
Net asset value, end of year	$26.30	$22.43	$18.68	$21.85	$18.55
Total return (%)	18.57	23.67	(14.51)	20.09	42.27
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.44	1.44	1.45	1.43	1.45
Expenses, before waivers and reimbursements	1.44	1.44	1.46	1.43	1.46
Net investment income (loss), net of waivers and reimbursements	1.13	1.25	1.22	0.73	0.48
Net investment income (loss), before waivers and reimbursements	1.13	1.25	1.21	0.73	0.47
Net assets at end of year (in thousands)	$1,418,083	$1,269,736	$1,277,534	$2,689,417	$2,539,596
Portfolio turnover rate (%)	97	81	103	99	121

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$22.94	$19.10	$22.34	$18.95	$13.40
Income (loss) from investment operations:
Net investment income (loss) (a)	0.35	0.32	0.30	0.20	0.12
Net realized and unrealized gain (loss) on investments	3.99	4.25	(3.48)	3.67	5.59
Total from investment operations	4.34	4.57	(3.18)	3.87	5.71
Less distributions from:
Net investment income	0.37	0.73	0.06	0.48	0.16
Net realized gain	—	—	—	—	—
Total distributions	0.37	0.73	0.06	0.48	0.16
Net asset value, end of year	$26.91	$22.94	$19.10	$22.34	$18.95
Total return (%)	18.96	23.96	(14.23)	20.47	42.63
Ratios to average daily net assets (%):
Expenses	1.11	1.15	1.15	1.14	1.17
Net investment income (loss)	1.43	1.51	1.40	0.99	0.74
Net assets at end of year (in thousands)	$2,877,541	$2,402,897	$1,951,368	$2,392,762	$1,933,812
Portfolio turnover rate (%)	97	81	103	99	121

(a)	Excludes $0.17, $0.10, $0.00, $0.13 and $0.08 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Annual Report	December 31, 2013

Financial Highlights

Institutional International Growth Fund

	Institutional Class
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.89	$12.39	$14.37	$12.20	$8.66
Income (loss) from investment operations:
Net investment income (loss) (a)	0.25	0.23	0.21	0.14	0.10
Net realized and unrealized gain (loss) on investments	2.56	2.76	(2.17)	2.31	3.61
Total from investment operations	2.81	2.99	(1.96)	2.45	3.71
Less distributions from:
Net investment income	0.30	0.49	0.02	0.28	0.17
Net realized gain	—	—	—	—	—
Total distributions	0.30	0.49	0.02	0.28	0.17
Net asset value, end of year	$17.40	$14.89	$12.39	$14.37	$12.20
Total return (%)	18.90	24.11	(13.66)	20.10	42.83
Ratios to average daily net assets (%):
Expenses	0.97	0.98	0.99	0.99	1.01
Net investment income (loss)	1.58	1.64	1.51	1.12	0.95
Net assets at end of year (in thousands)	$2,440,149	$1,974,130	$1,542,594	$1,886,217	$1,375,848
Portfolio turnover rate (%)	97	83	111	99	125

(a)	Excludes $0.11, $0.10, $0.00, $0.09 and $0.05 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	181

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.46	$11.36	$13.07	$10.40	$6.62
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.08	0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	3.35	2.27	(1.66)	2.66	3.79
Total from investment operations	3.45	2.35	(1.59)	2.69	3.78
Less distributions from:
Net investment income	0.16	0.25	0.12	0.02	—
Net realized gain	0.67	—	—	—	—
Total distributions	0.83	0.25	0.12	0.02	—
Net asset value, end of year	$16.08	$13.46	$11.36	$13.07	$10.40
Total return (%)	25.80	20.73	(12.16)	25.88	57.10
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.59	1.61	1.64	1.55	1.65
Expenses, before waivers and reimbursements	1.59	1.61	1.64	1.55	1.83
Net investment income (loss), net of waivers and reimbursements	0.67	0.65	0.55	0.30	(0.16)
Net investment income (loss), before waivers and reimbursements	0.67	0.65	0.55	0.30	(0.34)
Net assets at end of year (in thousands)	$18,910	$14,771	$18,991	$21,916	$14,854
Portfolio turnover rate (%)	111	76	85	85	136

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.58	$11.46	$13.19	$10.49	$6.67
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.12	0.12	0.07	0.01
Net realized and unrealized gain (loss) on investments	3.37	2.30	(1.69)	2.68	3.83
Total from investment operations	3.52	2.42	(1.57)	2.75	3.84
Less distributions from:
Net investment income	0.20	0.30	0.16	0.05	0.02
Net realized gain	0.67	—	—	—	—
Total distributions	0.87	0.30	0.16	0.05	0.02
Net asset value, end of year	$16.23	$13.58	$11.46	$13.19	$10.49
Total return (%)	26.11	21.10	(11.84)	26.24	57.51
Ratios to average daily net assets (%):
Expenses	1.30	1.30	1.28	1.25	1.31
Net investment income (loss)	0.96	0.95	0.92	0.61	0.11
Net assets at end of year (in thousands)	$508,758	$359,557	$364,574	$349,679	$210,561
Portfolio turnover rate (%)	111	76	85	85	136

(a)	Excludes $0.08, $0.04, $0.00, $0.15 and $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Annual Report	December 31, 2013

Financial Highlights

International Small Cap Growth Fund

	Institutional Class
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.64	$11.51	$13.24	$10.53	$6.69
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.15	0.14	0.09	0.04
Net realized and unrealized gain (loss) on investments	3.41	2.31	(1.68)	2.69	3.83
Total from investment operations	3.59	2.46	(1.54)	2.78	3.87
Less distributions from:
Net investment income	0.24	0.33	0.19	0.07	0.03
Net realized gain	0.67	—	—	—	—
Total distributions	0.91	0.33	0.19	0.07	0.03
Net asset value, end of year	$16.32	$13.64	$11.51	$13.24	$10.53
Total return (%)	26.49	21.36	(11.60)	26.40	57.84
Ratios to average daily net assets (%):
Expenses	1.06	1.08	1.08	1.08	1.13
Net investment income (loss),	1.20	1.14	1.10	0.77	0.48
Net assets at end of year (in thousands)	$408,524	$345,180	$334,656	$275,356	$165,436
Portfolio turnover rate (%)	111	76	85	85	136

(a)	Excludes $0.08, $0.04, $0.00, $0.15 and $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	183

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	Periods Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of year	$9.20	$7.68	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.02)	0.02	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	(0.05)	1.54	(2.08)	1.64
Total from investment operations	(0.07)	1.56	(2.04)	1.62
Less distributions from:
Net investment income	0.03	0.04	—	0.02
Net realized gain	—	—	0.62	0.06
Total distributions	0.03	0.04	0.62	0.08
Net asset value, end of year	$9.10	$9.20	$7.68	$10.34
Total return (%)*	(0.74)	20.37	(19.55)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65	1.65
Expenses, before waivers and reimbursements	1.83	2.10	1.83	1.71
Net investment income (loss), net of waivers and reimbursements	(0.23)	0.26	0.44	(0.38)
Net investment income (loss), before waivers and reimbursements	(0.41)	(0.19)	0.26	(0.44)
Net assets at end of year (in thousands)	$1,959	$249	$46	$53
Portfolio turnover rate (%)*	131	94	142	176

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.18	$7.66	$10.35	$8.43	$4.79
Income (loss) from investment operations:
Net investment income (loss) (b)	0.05	0.07	0.06	0.02	0.02
Net realized and unrealized gain (loss) on investments	(0.10)	1.51	(2.08)	1.98	3.73
Total from investment operations	(0.05)	1.58	(2.02)	2.00	3.75
Less distributions from:
Net investment income	0.03	0.06	0.05	0.02	0.11
Net realized gain	—	—	0.62	0.06	—
Return of capital	—	—	0.00 ^	—	—
Total distributions	0.02	0.06	0.67	0.08	0.11
Net asset value, end of year	$9.10	$9.18	$7.66	$10.35	$8.43
Total return (%)	(0.60)	20.64	(19.34)	23.70	78.38
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.58	1.75	1.58	1.52	1.54
Net investment income (loss), net of waivers and reimbursements	0.51	0.83	0.69	0.25	0.37
Net investment income (loss), before waivers and reimbursements	0.33	0.48	0.51	0.13	0.23
Net assets at end of year (in thousands)	$34,590	$25,628	$21,610	$16,332	$8,823
Portfolio turnover rate (%)	131	94	142	176	176

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	Excludes $0.00, $0.00, $0.00, $0.96 and $1.29 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Annual Report	December 31, 2013

Financial Highlights

Emerging Markets Leaders Fund

	Institutional Class
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.18	$7.65	$10.35	$8.43	$4.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.08	0.09	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.10)	1.52	(2.10)	1.97	3.73
Total from investment operations	(0.04)	1.60	(2.01)	2.01	3.77
Less distributions from:
Net investment income	0.04	0.07	0.06	0.03	0.12
Net realized gain	—	—	0.63	0.06	—
Return of capital	—	—	0.00 ^	—	—
Total distributions	0.04	0.07	0.69	0.09	0.12
Net asset value, end of year	$9.10	$9.18	$7.65	$10.35	$8.43
Total return (%)	(0.46)	20.97	(19.30)	23.84	78.93
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.26	1.25
Expenses, before waivers and reimbursements	1.42	1.59	1.41	1.35	1.36
Net investment income (loss), net of waivers and reimbursements	0.68	0.90	0.90	0.50	0.58
Net investment income (loss), before waivers and reimbursements	0.51	0.56	0.74	0.41	0.47
Net assets at end of year (in thousands)	$36,509	$43,102	$26,166	$78,516	$106,313
Portfolio turnover rate (%)	131	94	142	176	176

(a)	Excludes $0.00, $0.00, $0.00, $0.96 and $1.29 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	185

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.40	$11.16	$15.76	$12.87	$7.46
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.07	0.07	(0.01)	0.00	^
Net realized and unrealized gain (loss) on investments	0.09	2.24	(2.84)	3.02	5.51
Total from investment operations	0.14	2.31	(2.77)	3.01	5.51
Less distributions from:
Net investment income	0.01	0.07	—	0.12	0.10
Net realized gain	0.25	—	1.83	—	—
Total distributions	0.26	0.07	1.83	0.12	0.10
Net asset value, end of year	$13.28	$13.40	$11.16	$15.76	$12.87
Total return (%)	1.05	20.70	(17.29)	23.44	73.85
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.68	1.69	1.68	1.63	1.70
Expenses, before waivers and reimbursements	1.68	1.69	1.68	1.63	1.81
Net investment income (loss), net of waivers and reimbursements	0.39	0.59	0.48	(0.05)	0.04
Net investment income (loss), before waivers and reimbursements	0.39	0.59	0.48	(0.05)	(0.07)
Net assets at end of year (in thousands)	$13,723	$16,724	$17,474	$34,324	$27,271
Portfolio turnover rate (%)	118	90	104	121	113

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.50	$11.25	$15.87	$12.95	$7.51
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	0.11	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.10	2.25	(2.85)	3.03	5.54
Total from investment operations	0.18	2.36	(2.74)	3.07	5.57
Less distributions from:
Net investment income	0.05	0.11	0.05	0.15	0.13
Net realized gain	0.25	—	1.83	—	—
Total distributions	0.30	0.11	1.88	0.15	0.13
Net asset value, end of year	$13.38	$13.50	$11.25	$15.87	$12.95
Total return (%)	1.36	21.01	(17.00)	23.77	74.18
Ratios to average daily net assets (%):
Expenses	1.41	1.41	1.38	1.36	1.41
Net investment income (loss)	0.62	0.86	0.77	0.26	0.31
Net assets at end of year (in thousands)	$152,588	$144,942	$124,739	$194,763	$180,329
Portfolio turnover rate (%)	118	90	104	121	113

(a)	Excludes $0.00, $0.00, $0.01, $0.11 and $0.15 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

186	Annual Report	December 31, 2013

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.59	$11.32	$15.96	$13.03	$7.56
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.14	0.14	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.08	2.27	(2.87)	3.05	5.55
Total from investment operations	0.20	2.41	(2.73)	3.11	5.61
Less distributions from:
Net investment income	0.08	0.14	0.08	0.18	0.14
Net realized gain	0.25	—	1.83	—	—
Total distributions	0.33	0.14	1.91	0.18	0.14
Net asset value, end of year	$13.46	$13.59	$11.32	$15.96	$13.03
Total return (%)	1.49	21.28	(16.82)	23.91	74.33
Ratios to average daily net assets (%):
Expenses	1.19	1.20	1.19	1.17	1.22
Net investment income (loss)	0.87	1.12	0.93	0.43	0.54
Net assets at end of year (in thousands)	$833,711	$802,571	$675,633	$1,021,456	$830,660
Portfolio turnover rate (%)	118	90	104	121	113

(a)	Excludes $0.00, $0.00, $0.01, $0.11 and $0.15 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	187

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	Periods Ended December 31,
	2013		2012	2011(a)
Net asset value, beginning of year	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05		0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	2.08		3.27	(0.27)
Total from investment operations	2.13		3.33	(0.27)
Less distributions from:
Net investment income	—		0.07	—
Net realized gain	0.00	^	—	—
Total distributions	0.00	^	0.07	—
Net asset value, end of year	$15.12		$12.99	$9.73
Total return (%)*	16.42		34.23	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65		1.65	1.65
Expenses, before waivers and reimbursements	2.19		4.76	9.53
Net investment income (loss), net of waivers and reimbursements	0.38		0.56	0.08
Net investment income (loss), before waivers and reimbursements	(0.16)		(2.54)	(7.80)
Net assets at end of year (in thousands)	$9,313		$3,016	$1,012
Portfolio turnover rate (%)*	138		78	17

	Class I
	Periods Ended December 31,
	2013		2012	2011(a)
Net asset value, beginning of year	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments	2.12		3.29	(0.28)
Total from investment operations	2.17		3.37	(0.27)
Less distributions from:
Net investment income	0.03		0.11	—
Net realized gain	0.00	^	—	—
Total distributions	0.03		0.11	—
Net asset value, end of year	$15.13		$12.99	$9.73
Total return (%)*	16.70		34.62	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40		1.40	1.40
Expenses, before waivers and reimbursements	1.72		4.40	9.28
Net investment income (loss), net of waivers and reimbursements	0.35		0.70	0.33
Net investment income (loss), before waivers and reimbursements	0.03		(2.30)	(7.55)
Net assets at end of year (in thousands)	$58,123		$8,763	$2,260
Portfolio turnover rate (%)*	138		78	17

(a)	For the period from October 24, 2011 (Comencement of Operations) to December 31, 2011.
(b)	Excludes $0.03, $0.05 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, and 2011, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

188	Annual Report	December 31, 2013

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Institutional Class
	Periods Ended December 31,
	2013		2012(a)
Net asset value, beginning of year	$13.00		$12.79
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07		0.00 ^
Net realized and unrealized gain (loss) on investments	2.11		0.21
Total from investment operations	2.18		0.21
Less distributions from:
Net investment income	0.04		—
Net realized gain	0.00	^	—
Total distributions	0.04		—
Net asset value, end of year	$15.14		$13.00
Total return (%)*	16.80		1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25		1.25
Expenses, before waivers and reimbursements	1.56		2.32
Net investment income (loss), net of waivers and reimbursements	0.47		(0.87)
Net investment income (loss), before waivers and reimbursements	0.16		(1.93)
Net assets at end of year (in thousands)	$91,663		$15,242
Portfolio turnover rate (%)*	138		78

(a)	For the period from December 20, 2012 (Comencement of Operations) to December 31, 2012.
(b)	Excludes $0.03 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the periods 2013 and 2012, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	189

Financial Highlights

Bond Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.28	$10.91	$10.70	$10.40	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.36	0.43	0.46	0.48
Net realized and unrealized gain (loss) on investments	(0.47)	0.53	0.34	0.35	0.59
Total from investment operations	(0.15)	0.89	0.77	0.81	1.07
Less distributions from:
Net investment income	0.42	0.45	0.47	0.48	0.49
Net realized gain	0.11	0.07	0.09	0.03	—
Total distributions	0.53	0.52	0.56	0.51	0.49
Net asset value, end of year	$10.60	$11.28	$10.91	$10.70	$10.40
Total return (%)	(1.37)	8.33	7.41	7.86	11.11
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.82	0.81	0.76	0.70	1.40
Net investment income (loss), net of waivers and
reimbursements	2.89	3.25	3.97	4.25	4.76
Net investment income (loss), before waivers and
reimbursements	2.72	3.09	3.86	4.20	4.01
Net assets at end of year (in thousands)	$11,389	$32,867	$8,345	$4,479	$3,580
Portfolio turnover rate (%)	41	25	28	25	29

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.17	$10.80	$10.59	$10.31	$9.72
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.38	0.45	0.47	0.49
Net realized and unrealized gain (loss) on investments	(0.48)	0.52	0.33	0.33	0.59
Total from investment operations	(0.15)	0.90	0.78	0.80	1.08
Less distributions from:
Net investment income	0.42	0.46	0.48	0.49	0.49
Net realized gain	0.11	0.07	0.09	0.03	—
Total distributions	0.53	0.53	0.57	0.52	0.49
Net asset value, end of year	$10.49	$11.17	$10.80	$10.59	$10.31
Total return (%)	(1.28)	8.54	7.62	7.89	11.40
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.58	0.56	0.55	0.55	0.58
Net investment income (loss), net of waivers and
reimbursements	3.05	3.45	4.17	4.41	4.92
Net investment income (loss), before waivers and
reimbursements	2.97	3.39	4.12	4.36	4.84
Net assets at end of year (in thousands)	$145,939	$172,836	$154,224	$147,807	$127,538
Portfolio turnover rate (%)	41	25	28	25	29

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

190	Annual Report	December 31, 2013

Financial Highlights

Bond Fund

	Institutional Class
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.16	$10.80	$10.58	$10.30	$9.72
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.40	0.45	0.48	0.51
Net realized and unrealized gain (loss) on investments	(0.48)	0.51	0.36	0.34	0.58
Total from investment operations	(0.13)	0.91	0.81	0.82	1.09
Less distributions from:
Net investment income	0.44	0.48	0.50	0.51	0.51
Net realized gain	0.11	0.07	0.09	0.03	—
Total distributions	0.55	0.55	0.59	0.54	0.51
Net asset value, end of year	$10.48	$11.16	$10.80	$10.58	$10.30
Total return (%)	(1.13)	8.61	7.88	8.06	11.47
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.35	0.34
Expenses, before waivers and reimbursements	0.39	0.38	0.39	0.40	0.43
Net investment income (loss), net of waivers and reimbursements	3.19	3.60	4.24	4.54	5.07
Net investment income (loss), before waivers and reimbursements	3.15	3.57	4.20	4.49	4.98
Net assets at end of year (in thousands)	$87,527	$91,039	$69,447	$40,490	$16,226
Portfolio turnover rate (%)	41	25	28	25	29

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	191

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.55	$9.32	$9.22	$9.07	$8.69
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.24	0.32	0.35	0.40
Net realized and unrealized gain (loss) on investments	(0.35)	0.31	0.15	0.19	0.44
Total from investment operations	(0.15)	0.55	0.47	0.54	0.84
Less distributions from:
Net investment income	0.29	0.32	0.37	0.39	0.46
Net realized gain	—	—	—	—	—
Total distributions	0.29	0.32	0.37	0.39	0.46
Net asset value, end of year	$9.11	$9.55	$9.32	$9.22	$9.07
Total return (%)	(1.61)	6.00	5.21	6.04	9.88
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.85	0.83	0.85	0.85	0.85
Expenses, before waivers and reimbursements	1.03	0.83	0.91	0.85	0.93
Net investment income (loss), net of waivers and reimbursements	2.13	2.49	3.40	3.79	4.48
Net investment income (loss), before waivers and reimbursements	1.95	2.49	3.34	3.79	4.41
Net assets at end of year (in thousands)	$41,662	$68,947	$44,802	$35,755	$37,567
Portfolio turnover rate (%)	41	33	39	29	40

	Class I
	Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.48	$9.25	$9.15	$9.00	$8.64
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.26	0.34	0.37	0.41
Net realized and unrealized gain (loss) on investments	(0.34)	0.31	0.15	0.19	0.43
Total from investment operations	(0.13)	0.57	0.49	0.56	0.84
Less distributions from:
Net investment income	0.30	0.34	0.39	0.41	0.48
Net realized gain	—	—	—	—	—
Total distributions	0.30	0.34	0.39	0.41	0.48
Net asset value, end of year	$9.05	$9.48	$9.25	$9.15	$9.00
Total return (%)	(1.41)	6.28	5.46	6.33	9.89
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.70	0.58	0.64	0.63	0.66
Expenses, before waivers and reimbursements	0.77	0.58	0.64	0.63	0.66
Net investment income (loss), net of waivers and reimbursements	2.30	2.78	3.66	4.01	4.67
Net investment income (loss), before waivers and reimbursements	2.23	2.78	3.66	4.01	4.67
Net assets at end of year (in thousands)	$64,152	$72,830	$67,183	$77,522	$80,041
Portfolio turnover rate (%)	41	33	39	29	40

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

192	Annual Report	December 31, 2013

Financial Highlights

Low Duration Fund

	Class N
	Periods Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.82	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.13	0.15	0.13	0.01
Net realized and unrealized gain (loss) on investments	(0.16)	0.14	0.02	0.05	(0.07)
Total from investment operations	(0.06)	0.27	0.17	0.18	(0.06)
Less distributions from:
Net investment income	0.25	0.26	0.25	0.21	0.01
Net realized gain	—	—	—	—	—
Total distributions	0.25	0.26	0.25	0.21	0.01
Net asset value, end of year	$9.52	$9.83	$9.82	$9.90	$9.93
Total return (%)*	(0.62)	2.80	1.73	1.86	(0.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.70	0.70	0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.71	0.74	0.73	0.78	0.94
Net investment income (loss), net of waivers and reimbursements	1.06	1.37	1.52	1.33	1.27
Net investment income (loss), before waivers and reimbursements	1.05	1.33	1.49	1.25	1.03
Net assets at end of year (in thousands)	$5,158	$11,216	$6,260	$6,937	$1,861
Portfolio turnover rate (%)*	56	20	43	51	—

	Class I
	Periods Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.82	$9.89	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.15	0.17	0.15	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	0.14	0.02	0.04	(0.07)
Total from investment operations	(0.05)	0.29	0.19	0.19	(0.06)
Less distributions from:
Net investment income	0.26	0.28	0.26	0.23	0.01
Net realized gain	—	—	—	—	—
Total distributions	0.26	0.28	0.26	0.23	0.01
Net asset value, end of year	$9.52	$9.83	$9.82	$9.89	$9.93
Total return (%)*	(0.47)	2.96	1.99	1.89	(0.59)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.55	0.55	0.55	0.55	0.55
Expenses, before waivers and reimbursements.	0.56	0.57	0.58	0.63	0.79
Net investment income (loss), net of waivers and reimbursements	1.24	1.52	1.67	1.46	1.39
Net investment income (loss), before waivers and reimbursements	1.23	1.50	1.64	1.38	1.15
Net assets at end of year (in thousands)	$122,583	$157,213	$82,828	$88,568	$79,773
Portfolio turnover rate (%)*	56	20	43	51	—

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	193

Financial Highlights

Low Duration Fund

	Institutional Class
	Periods Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.83	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.17	0.18	0.16	0.01
Net realized and unrealized gain (loss) on investments	(0.15)	0.12	0.03	0.05	(0.07)
Total from investment operations	(0.02)	0.29	0.21	0.21	(0.06)
Less distributions from:
Net investment income	0.28	0.29	0.28	0.24	0.01
Net realized gain	—	—	—	—	—
Total distributions	0.28	0.29	0.28	0.24	0.01
Net asset value, end of year	$9.53	$9.83	$9.83	$9.90	$9.93
Total return (%)*	(0.20)	3.01	2.14	2.15	(0.58)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.39	0.40	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.39	0.41	0.42	0.48	0.64
Net investment income (loss), net of waivers and reimbursements	1.37	1.68	1.81	1.61	1.54
Net investment income (loss), before waivers and reimbursements	1.37	1.67	1.79	1.53	1.30
Net assets at end of year (in thousands)	$46,485	$118,401	$68,059	$47,965	$13,500
Portfolio turnover rate (%)*	56	20	43	51	—

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

194	Annual Report	December 31, 2013

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net realized gain	—		—		—		—		—
Total distributions	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)	0.01		0.01		0.01		0.01		0.10
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.10		0.14		0.14		0.24		0.46
Expenses, before waivers and reimbursements	0.62		0.62		0.62		0.61		0.66
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.01		0.01		0.11
Net investment income (loss), before waivers and reimbursements	(0.51)		(0.47)		(0.47)		(0.36)		(0.09)
Net assets at end of year (in thousands)	$1,411,733		$1,515,330		$1,271,746		$1,216,543		$1,352,901

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2013	William Blair Funds	195

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, Global Small Cap Growth Fund, International Leaders Fund, International Equity Fund, Institutional International Equity Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund (collectively, the “Funds”) (twenty-four of the Funds constituting William Blair Funds) as of December 31, 2013, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of William Blair Funds at December 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 21, 2014

196	Annual Report	December 31, 2013

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Chairman, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International Ltd. (U.K.) (since 2012)	26	Director, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	26	Potbelly Sandwich Works, LLC

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	26	AmericaFirst Quantitative Funds (4 portfolios)

December 31, 2013	William Blair Funds	197

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	26	The Hartford Group of Mutual Funds (88 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (3 portfolios)

Donald J. Reaves,[2] 1946	Trustee	Since 2004	Chancellor of Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	26	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	26	Center for Furniture Craftsmanship (not-for-profit); Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	26	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair & Company, L.L.C., the Trust’s investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Advisor who is also a trustee of the University of Chicago.

198	Annual Report	December 31, 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Officers
Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2008- 2009); former Partner, Magnetar Capital (2005-2008)

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013); prior thereto, Associate, William Blair & Company, L.L.C (2011-2013); Goldman Sachs (1997-2011)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2009)

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2011)

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

December 31, 2013	William Blair Funds	199

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012); Managing Partner, Singer Partners, LLC (2009-2011); UBS Global Asset Management (Americas) Inc. (2003-2007)

Paul J. Sularz, 1967	Senior Vice President	Since 2009	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2012)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

Brian Ziv, 1957	Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2013); prior thereto, Associate, William Blair & Company, L.L.C. (since 2011); Principal, Guidance Capital LLC (2001-2011)

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

Jason Moede, 1971	Vice President	Since 2013	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, TradeLink, LLC (2008-2011)

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008), prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006-2008)

200	Annual Report	December 31, 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006-2008)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.
(2)	In November 2008, all current partners of William Blair & Company, L.L.C. became limited partners of WBC Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2013	William Blair Funds	201

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2013:

Fund	Capital Gain Dividend
Growth	$68,542,454
Large Cap Growth	2,811,393
Large Cap Value	470,355
Mid Cap Growth	29,948,885
Mid Cap Value	320,407
Small-Mid Cap Growth	34,675,960
Small Mid Cap Value	194,772
Small Cap Growth	71,385,217
Small Cap Value	19,965,491
International Small Cap Growth	38,437,089
Emerging Markets Growth	19,418,520
Emerging Markets Small Cap Growth	36,204
Bond	2,508,744

202	Annual Report	December 31, 2013

The following table provides the percentage of the 2013 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

	Dividend	Qualified
	Received	Dividend
Fund	Deduction%	Income%
Growth	45.43%	45.99%
Large Cap Growth	0.00%	0.00%
Large Cap Value	88.48%	88.13%
Mid Cap Growth	75.20%	75.15%
Mid Cap Value	35.10%	38.56%
Small-Mid Cap Growth	25.57%	27.45%
Small-Mid Cap Value	35.24%	37.20%
Small Cap Growth	7.75%	8.43%
Small Cap Value	39.12%	39.28%
Global Leaders	67.08%	100.00%
Global Small Cap Growth	6.17%	24.36%
International Leaders	0.00%	100.00%
International Equity	0.00%	95.76%
Institutional International Equity	0.00%	100.00%
International Growth	0.00%	85.38%
Institutional International Growth	0.00%	78.53%
International Small Cap Growth	0.00%	97.25%
Emerging Markets Leaders	0.46%	100.00%
Emerging Markets Growth	0.00%	100.00%
Emerging Markets Small Cap Growth	0.00%	100.00%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2014, investors were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by investors in the calendar year 2013.

December 31, 2013	William Blair Funds	203

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund, the Institutional International Equity Fund, and the Ready Reserves Fund), service fees (for Class N shares of the Ready Reserves Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to December 31, 2013.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA Fiduciary Administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

204	Annual Report	December 31, 2013

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,210.36	$6.62	1.19%
Class N-hypothetical 5% return	1,000.00	1,044.01	6.13	1.19
Class I-actual return	1,000.00	1,211.71	4.77	0.86
Class I-hypothetical 5% return	1,000.00	1,045.69	4.41	0.86
Large Cap Growth Fund
Class N-actual return	1,000.00	1,216.43	6.70	1.20
Class N-hypothetical 5% return	1,000.00	1,043.95	6.18	1.20
Class I-actual return	1,000.00	1,217.25	5.31	0.95
Class I-hypothetical 5% return	1,000.00	1,045.21	4.90	0.95
Large Cap Value Fund
Class N-actual return	1,000.00	1,157.73	6.53	1.20
Class N-hypothetical 5% return	1,000.00	1,043.95	6.18	1.20
Class I-actual return	1,000.00	1,159.08	5.17	0.95
Class I-hypothetical 5% return	1,000.00	1,045.21	4.90	0.95
Mid Cap Growth Fund
Class N-actual return	1,000.00	1,144.72	7.30	1.35
Class N-hypothetical 5% return	1,000.00	1,043.19	6.95	1.35
Class I-actual return	1,000.00	1,145.77	5.95	1.10
Class I-hypothetical 5% return	1,000.00	1,044.45	5.67	1.10
Mid Cap Value Fund
Class N-actual return	1,000.00	1,140.39	7.28	1.35
Class N-hypothetical 5% return	1,000.00	1,043.19	6.95	1.35
Class I-actual return	1,000.00	1,141.75	5.94	1.10
Class I-hypothetical 5% return	1,000.00	1,044.45	5.67	1.10
Small-Mid Cap Growth Fund
Class N-actual return	1,000.00	1,188.24	7.45	1.35
Class N-hypothetical 5% return	1,000.00	1,043.19	6.95	1.35
Class I-actual return	1,000.00	1,189.90	6.07	1.10
Class I-hypothetical 5% return	1,000.00	1,044.46	5.66	1.10
Small-Mid Cap Value Fund
Class N-actual return	1,000.00	1,167.50	7.65	1.40
Class N-hypothetical 5% return	1,000.00	1,042.94	7.21	1.40
Class I-actual return	1,000.00	1,169.14	6.29	1.15
Class I-hypothetical 5% return	1,000.00	1,044.20	5.93	1.15
Small Cap Growth Fund
Class N-actual return	1,000.00	1,235.40	8.45	1.50
Class N-hypothetical 5% return	1,000.00	1,042.44	7.72	1.50
Class I-actual return	1,000.00	1,236.48	7.05	1.25
Class I-hypothetical 5% return	1,000.00	1,043.70	6.44	1.25
Small Cap Value Fund
Class N-actual return	1,000.00	1,181.38	7.97	1.45
Class N-hypothetical 5% return	1,000.00	1,042.69	7.47	1.45
Class I-actual return	1,000.00	1,182.62	6.60	1.20
Class I-hypothetical 5% return	1,000.00	1,043.95	6.18	1.20
Global Leaders Fund
Class N-actual return	1,000.00	1,154.95	8.15	1.50
Class N-hypothetical 5% return	1,000.00	1,042.44	7.72	1.50
Class I-actual return	1,000.00	1,156.78	6.80	1.25
Class I-hypothetical 5% return	1,000.00	1,043.70	6.44	1.25
Institutional Class-actual return	1,000.00	1,157.32	1.78	1.10
Institutional Class-hypothetical 5% return	1,000.00	1,044.45	5.67	1.10

December 31, 2013	William Blair Funds	205

Expense Example	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During the Period (a)	Annualized Expense Ratio
Global Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,211.17	$9.20	1.65%
Class N-hypothetical 5% return	1,000.00	1,041.68	8.49	1.65
Class I-actual return	1,000.00	1,212.44	7.81	1.40
Class I-hypothetical 5% return	1,000.00	1,042.94	7.21	1.40
International Leaders Fund
Class N-actual return	1,000.00	1,158.60	7.89	1.45
Class N-hypothetical 5% return	1,000.00	1,042.69	7.47	1.45
Class I-actual return	1,000.00	1,159.85	6.53	1.20
Class I-hypothetical 5% return	1,000.00	1,043.95	6.18	1.20
Institutional Class-actual return	1,000.00	1,161.60	5.72	1.05
Institutional Class-hypothetical 5% return	1,000.00	1,044.71	5.41	1.05
International Equity Fund
Class N-actual return	1,000.00	1,160.97	7.90	1.45
Class N-hypothetical 5% return	1,000.00	1,042.69	7.47	1.45
Class I-actual return	1,000.00	1,161.14	6.54	1.20
Class I-hypothetical 5% return	1,000.00	1,043.95	6.18	1.20
Institutional International Equity Fund
Institutional Class-actual return	1,000.00	1,161.27	5.99	1.10
Institutional Class-hypothetical 5% return	1,000.00	1,044.45	5.67	1.10
International Growth Fund
Class N-actual return	1,000.00	1,162.91	7.83	1.44
Class N-hypothetical 5% return	1,000.00	1,042.76	7.40	1.44
Class I-actual return	1,000.00	1,164.68	6.07	1.11
Class I-hypothetical 5% return	1,000.00	1,044.39	5.74	1.11
Institutional International Growth Fund
Institutional Class-actual return	1,000.00	1,163.22	5.28	0.97
Institutional Class-hypothetical 5% return	1,000.00	1,045.12	4.99	0.97
International Small Cap Growth Fund
Class N-actual return	1,000.00	1,176.75	8.70	1.59
Class N-hypothetical 5% return	1,000.00	1,042.01	8.16	1.59
Class I-actual return	1,000.00	1,177.88	7.14	1.30
Class I-hypothetical 5% return	1,000.00	1,043.45	6.70	1.30
Institutional Class-actual return	1,000.00	1,180.08	5.81	1.06
Institutional Class-hypothetical 5% return	1,000.00	1,044.67	5.45	1.06
Emerging Markets Leaders Fund
Class N-actual return	1,000.00	1,073.05	8.62	1.65
Class N-hypothetical 5% return	1,000.00	1,041.68	8.49	1.65
Class I-actual return	1,000.00	1,073.56	7.32	1.40
Class I-hypothetical 5% return	1,000.00	1,042.94	7.21	1.40
Institutional Class-actual return	1,000.00	1,075.06	6.54	1.25
Institutional Class-hypothetical 5% return	1,000.00	1,043.70	6.44	1.25
Emerging Markets Growth Fund
Class N-actual return	1,000.00	1,078.06	8.78	1.68
Class N-hypothetical 5% return	1,000.00	1,041.55	8.63	1.68
Class I-actual return	1,000.00	1,079.15	7.39	1.41
Class I-hypothetical 5% return	1,000.00	1,042.89	7.26	1.41
Institutional Class-actual return	1,000.00	1,080.12	0.00	1.19
Institutional Class-hypothetical 5% return	1,000.00	1,043.99	6.14	1.19
Emerging Markets Small Cap Growth Fund
Class N-actual return	1,000.00	1,092.74	8.70	1.65
Class N-hypothetical 5% return	1,000.00	1,041.68	8.49	1.65
Class I-actual return	1,000.00	1,094.57	7.39	1.40
Class I-hypothetical 5% return	1,000.00	1,042.94	7.21	1.40
Institutional Class-actual return	1,000.00	1,095.50	6.60	1.25
Institutional Class-hypothetical 5% return	1,000.00	1,043.70	6.44	1.25

206	Annual Report	December 31, 2013

Expense Example	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During the Period (a)	Annualized Expense Ratio
Bond Fund
Class N-actual return	$1,000.00	$1,020.74	$3.31	0.65%
Class N-hypothetical 5% return	1,000.00	1,046.72	3.35	0.65
Class I-actual return	1,000.00	1,020.56	2.55	0.50
Class I-hypothetical 5% return	1,000.00	1,047.48	2.58	0.50
Institutional Class-actual return	1,000.00	1,021.34	1.78	0.35
Institutional Class-hypothetical 5% return	1,000.00	1,048.24	1.81	0.35
Income Fund
Class N-actual return	1,000.00	1,008.82	4.30	0.85
Class N-hypothetical 5% return	1,000.00	1,045.72	4.38	0.85
Class I-actual return	1,000.00	1,009.93	3.55	0.70
Class I-hypothetical 5% return	1,000.00	1,046.47	3.61	0.70
Low Duration Fund
Class N-actual return	1,000.00	1,006.60	3.54	0.70
Class N-hypothetical 5%	1,000.00	1,046.47	3.61	0.70
Class I-actual return	1,000.00	1,007.38	2.78	0.55
Class I-hypothetical 5%	1,000.00	1,047.23	2.84	0.55
Institutional Class-actual return	1,000.00	1,000.00	1.96	0.39
Institutional Class-hypothetical 5% return	1,000.00	1,048.04	2.00	0.39
Ready Reserve Fund
Class N-actual return	1,000.00	1,000.05	0.50	0.10
Class N-hypothetical 5% return	1,000.00	1,049.50	0.52	0.10

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).

December 31, 2013	William Blair Funds	207

BOARD OF TRUSTEES

Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, L.L.C.
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair & Company, L.L.C.
Thomas J. Skelly
Retired Managing Partner, Accenture U.S.
Richard W. Smirl, Senior Vice President
Partner, William Blair & Company L.L.C.
Officers
Michael P. Balkin, Senior Vice President
Karl W. Brewer, Senior Vice President
Thomas Clarke, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Matthew A. Litfin, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
Brian Ziv, Senior Vice President
John Abunassar, Vice President
Peter Carl, Vice President
D. Trowbridge Elliman III, Vice President
David F. Hone, Vice President
Kathleen M. Lynch, Vice President
Jason Moede, Vice President
Paul J. Sularz, Vice President
Christopher Walvoord, Vice President
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Investment Advisor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

208	Annual Report	December 31, 2013

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund	Global Small Cap Growth Fund	Income Fund
Large Cap Value Fund		Low Duration Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY
Mid Cap Value Fund	International Leaders Fund	MONEY MARKET
Small-Mid Cap Growth Fund	International Equity Fund	Ready Reserves Fund
Small-Mid Cap Value Fund	Institutional International Equity Fund
Small Cap Growth Fund	International Growth Fund
Small Cap Value Fund	Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Phillip O. Peterson, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2012 and 2013, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $603,000 and $647,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2012 and 2013, E&Y billed the Registrant $0 and $4,270, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses, semiannual reports and SEC filings. For the fiscal years ended December 31, 2012 and 2013, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2012 and 2013, E&Y billed the Registrant $137,400 and $267,800, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended December 31, 2012 and 2013, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2012 and 2013, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2012 and 2013, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President
(Chief Executive Officer)

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President
(Chief Executive Officer)

Date: February 27, 2014

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: February 27, 2014